UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number               811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	8/31
Date of reporting period:	2/28/2010

FORM N-CSR

Item 1. Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Stock Fund
BNY Mellon Small Cap Stock Fund
BNY Mellon U.S. Core Equity 130/30 Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Appreciation Fund
BNY Mellon Balanced Fund

SEMIANNUAL REPORT

February 28, 2010

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Income Stock Fund	5
BNY Mellon Mid Cap Stock Fund	7
BNY Mellon Small Cap Stock Fund	9
BNY Mellon U.S. Core Equity 130/30 Fund	11
BNY Mellon Focused Equity Opportunities Fund	13
BNY Mellon Small/Mid Cap Fund	15
BNY Mellon International Fund	17
BNY Mellon Emerging Markets Fund	19
BNY Mellon International Appreciation Fund	21
BNY Mellon Balanced Fund	23
Understanding Your Fund's Expenses	25
Comparing Your Fund's Expenses With Those of Other Funds	26
Statements of Investments	27
Statement of Securities Sold Short	40
Statement of Financial Futures	59
Statements of Assets and Liabilities	66
Statements of Operations	70
Statement of Cash Flows	74
Statements of Changes in Net Assets	75
Financial Highlights	82
Notes to Financial Statements	103

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world. The "risk trade," in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be potential opportunities for investors over the months to come. As always, your portfolio manager can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2010

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 10.75%, and Investor shares returned 10.60%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 9.32%.2

Large-cap stocks continued to rally over the reporting period as the U.S. economy and financial markets rebounded from the 2008 recession and banking crisis. The fund produced higher returns than its benchmark, primarily due to our emphasis on companies that appeared undervalued to us relative to their earnings potential under normalized business conditions.

Additionally, effective January 2010, Jeffrey D. McGrew became a co-primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher ranked securities.We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Economic Recovery Fueled Large-Cap Gains

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun in early 2009. Although unemployment and foreclosure rates continued to climb, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. As was the case since the rally began, investors generally continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. As a result, large-cap stocks generally lagged their mid- and small-cap counterparts.

However, toward the end of 2009, we began to detect a shift in investor sentiment as investors appeared to pay more attention to risk and to underlying business fundamentals. In our view, this suggests the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Strategy Adjustment Produced Positive Results

As the market advanced during the reporting period, a number of the fund’s holdings climbed to prices we considered richly valued, prompting us to either trim or sell those positions.When redeploying the proceeds, we kept our focus on companies that appeared to us inexpensively priced relative to their likely earnings in a recovering economy.

The fund produced particularly robust relative results in the energy sector, where lack of exposure to Exxon Mobil helped us avoid relative weakness in the industry bellwether. Instead, we favored independent exploration-and-production companies with strong underlying assets. For example, oil and gas producer

The Funds

3

DISCUSSION OF FUND PERFORMANCE (continued)

Newfield Exploration attracted investors’ attention with better-than-expected earnings, and XTO Energy received an acquisition offer at a premium to its then-prevailing stock price.

In the industrials sector, we continued our shift toward more economically sensitive companies as we saw firmer evidence that the recovery was sustainable. The fund achieved good results with Delta Air Lines, which led the airline industry into recovery. We also saw solid returns among our machinery producers, notably Dover and Parker Hannifin;and FedEx benefited from rising business and consumer spending. Materials producers also fared well, as Brazil-based metals-and-mining company Vale exceeded analysts’ earnings expectations, and Dow Chemical encountered greater demand for the plastics used in automobile manufacturing.

Disappointments during the reporting period came primarily from the financials sector, where poor timing in purchases and sales of banking giants Goldman Sachs Group and Citigroup weighed on the fund’s performance. In addition, financial custodian State Street announced disappointing earnings due to shortfalls in its securities lending business. Among consumer staples companies, lack of exposure to household products leader Procter & Gamble dampened results as the company rebounded from earlier weakness. Drug store chain CVS Caremark was impacted when its pharmacy benefits division lost customers to rivals.

Preparing for a New Phase of the Economic Cycle

In anticipation of investors turning toward companies with sound underlying fundamentals and away from their more speculative counterparts, we have reduced some of the fund’s lower-quality holdings, favoring companies with consistent revenue and earnings growth.We also are looking closely at changes in the competitive landscape to identify companies that we believe are poised to capture market share in a post-recession environment. In our view, these strategies position the fund well for the next phase of the economic recovery.

March 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

4

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2009, through February 28, 2010, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 7.93%, and its Investor shares produced a total return of 7.74%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 8.52% for the same period.2

Stocks continued to rally over the reporting period as the U.S.economy and financial markets rebounded from the 2008 recession and banking crisis. The fund produced lower returns than its benchmark, primarily due to our lack of exposure to some of the market’s better performers which did not meet our investment criteria.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal,the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Economic Recovery Fueled Market Gains

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009. Although unemployment and foreclosure rates remained high in a subpar economic recovery, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. As had been the case since the rally began, investors over much of the reporting period continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. As a result, relatively speculative and highly leveraged companies performed better, on average, than their more fundamentally sound counterparts.

However, over the first two months of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to underlying business fundamentals and less to bargain-hunting. In our view, this may signal the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Telecom and Technology Holdings Fared Well

The fund participated in the market’s gains over the reporting period to a significant degree. The telecommunications services sector ranked among the top contributors to performance, as lack of exposure to industry giants Verizon Communications and AT&T helped the fund avoid the brunt of weakness stemming from greater price competition and lack of growth in the companies’ traditional fixed-wireline businesses. In the information technology sector, an overweighted position in software giant Microsoft bolstered the fund’s performance relative to the benchmark, mainly due to positive expectations surrounding the launch of a well-received upgrade to the Windows operating system. Conversely, a relatively light position in energy sector bellwether Exxon Mobil supported returns as the company struggled with limited growth opportunities and negative investor reaction to its acquisition of XTO Energy, also a fund holding. In addition, results in the industrials sector were enhanced by exposure to General Electric, which we monitored due to ongoing concerns surrounding its financial services division. Despite these issues, General Electric rebounded from depressed levels.

The Funds

5

DISCUSSION OF FUND PERFORMANCE (continued)

However, the fund fell short of market averages in other sectors. Broadly speaking, the fund was affected early in the reporting period by investors’ continued preference for low priced, lower-quality stocks that had been severely punished during the downturn. Because our investment process emphasizes dividend-paying companies with strong underlying fundamentals and positive business momentum, some of the market’s better performers did not meet our investment criteria.

Among consumer staples stocks, pharmacy chain CVS Caremark was hurt when it lost key contracts in its prescription benefits management unit.We held the fund’s position in CVS Caremark as, in our judgment, the stock was punished more severely than we believe was warranted by its underlying business fundamentals.

Positioned for the Next Phase of the Economic Recovery

As of the reporting period’s end, the U.S. economy has continued to gain strength, albeit more slowly than in previous recoveries. Meanwhile, investors appear to have grown more skittish regarding an aging stock market rally as the economic recovery progresses, as evidenced by an apparent shift in their attention to companies with healthy finances and strong business fundamentals.In this changing environment, we have continued to find what we believe to be attractive opportunities among dividend-paying companies with a demonstrated ability to grow revenues and earnings, but that currently are selling at attractive valuations due to general market pessimism. In our judgment, these developments could lead to an investment environment that is especially well suited to our bottom-up, research-intensive stock selection process.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects the reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Stephen Mozur, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Mid Cap Stock Fund’s Class M shares produced a total return of 13.15%, Investor shares returned 12.99% and Dreyfus Premier shares returned 12.62%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 13.64%, and the average return of all funds in the Lipper Mid-Cap Core category was 12.37% for the same period.2

Midcap stocks continued to rally over the reporting period while the U.S. economy and financial markets rebounded from a recession and banking crisis. The fund’s returns were roughly in line with its benchmark and higher than its Lipper category average, primarily due to the success of our security selection strategy in the materials, consumer discretionary, energy and telecommunications services sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management. Finally, we manage risk by diversifying across companies and industries. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Midcap Stocks Outpaced Small- and Large-Cap Shares

An economic recovery and stock market rally continued to drive stock prices higher during the fall of 2009, as accelerating manufacturing activity and an apparent bottoming of residential housing prices supported improved confidence among businesses, consumers and investors. As was the case since the rally began, investors generally continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. In this environment, midcap stocks generally outperformed their small- and large-cap counterparts.

However, over the first two months of 2010, we began to detect a shift in market sentiment. Investors appeared to be paying more attention to business fundamentals, suggesting the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Economically Sensitive Sectors Fueled Fund Performance

The fund’s relative performance during the reporting period was bolstered by market sectors that historically have been relatively sensitive to economic changes. For example, in the materials sector, gains were driven by metals-and-mining companies, such as steel fabricator U.S. Steel and iron ore producer Cliffs Natural Resources. Fertilizer maker Terra Industries also added value, rising sharply after a takeover offer from Yara Industries. In the consumer discretionary sector, online hotel reservation company Priceline.com and several specialty retailers — including American Eagle Outfitters,Abercrombie & Fitch and Children’s Place —benefited from revived consumer sentiment and spending in the economic recovery.

Among energy companies, oil and gas exploration-and-development company Smith International gained value

The Funds

7

DISCUSSION OF FUND PERFORMANCE (continued)

after being acquired by Schlumberger, and oil services provider Complete Production Services advanced along with commodity prices and exploration-and-production activity. Finally, cell tower operator SBA Communications climbed amid improved balance sheet confidence and solid leasing activity, backlogs and a resumption of acquisitions.

Disappointments during the reporting period were concentrated primarily in the financials and health care sectors. Higher-quality financial holdings Cullen Frost,

SVB Financial Group and City National Corp. failed to keep pace with a strong sector rebound that proved especially beneficial to their lower-quality counterparts in the banking industry. In the health care sector, surgical support specialist STERIS Corp. lagged due to concerns regarding a medical instrument sterilization product. The fund did not own pharmaceutical developer Perrigo Company, which rose sharply for the benchmark due to better-than-expected earnings over the past several quarters.

Preparing for the Next Phase of the Economic Cycle

Although the U.S. economy has continued to show signs of improvement, volatility remained high as of the reporting period’s end, and we may see a market pull-back over the near term. Still, in our judgment, the lower-quality rally that drove the rebound so far is likely to give way to a more high-quality bias if, as we expect, investors refocus on fundamentals.

Such a shift in market sentiment could create an environment that is particularly well suited to our fundamentally based investment process, which favors companies with strong finances.We have found a number of opportunities meeting our investment criteria in the financials sector, particularly among companies that tend to do well during the early stages of economic cycles.The fund also ended the reporting period with overweighted exposure to the relatively economically sensitive consumer discretionary, energy and industrials sectors. Conversely, we have found relatively few opportunities in the traditionally defensive utilities and consumer staples sectors.

March 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U. S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund.

8

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1,2009,through February 28,2010

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of 9.59%, and Investor shares returned 9.57%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of 11.38% for the same period.2

Small-cap stocks continued to rally over the reporting period while the U.S. economy and financial markets rebounded from the 2008 recession and banking crisis. The fund produced lower returns than its benchmark, as a relatively defensive tilt compared to the Index prevented the fund from participating more fully in the small-cap market’s gains.

On a separate note, in March 2009, Stephen A. Mozur became the primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally are in the range of companies included in the Index at the time of purchase.We choose growth and value stocks using a disciplined process that combines computer modeling, fundamental analysis and risk management. We use a computer model to rank stocks within an industry or sector based on valuation, earnings growth and the company’s financial profile.We examine the fundamentals of the higher-ranked securities, and we select those we believe to be the most attractive.We diversify across companies and industries to manage sector and industry risks, and we attempt to keep those risks at levels that are similar to those of the Index.

Economic Recovery Lifted All Small-Cap Sectors

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009. Although unemployment and foreclosure rates remained high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. Each of the Index’s market sectors produced positive absolute returns, with the greatest gains coming from the more economically sensitive energy, consumer discretionary and technology sectors.

As was the case since the rally began, investors generally continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. Companies with low market capitalizations, low stock prices, low returns on equity, high debt, low or no earnings and no dividends generally outperformed their higher-quality counterparts.However,over the first two months of 2010, we began to detect a shift in investor sentiment as investors appeared to pay more attention to underlying business fundamentals. In our view, this suggests the beginning of a change in their focus toward companies with sustainable revenues and earnings.

Stock Selections Produced Mixed Results

In this environment, the fund’s relative performance during the reporting period was dampened by our stock selection strategy in the health care sector. Mental health services provider Psychiatric Solutions declined when higher-than-expected charity care expenses weighed on the company’s quarterly earnings. Disease management company Healthways fell sharply in the wake of a negative magazine article about its industry. Drug developer Inspire Pharmaceuticals declined after releasing disappointing clinical data for a medicine under development.

The Funds

9

DISCUSSION OF FUND PERFORMANCE (continued)

The fund’s holdings in the industrials sector lagged market averages due to a more defensive investment posture than the benchmark. Stock selection in the sector also detracted from the fund’s performance, as employment solutions provider Monster Worldwide released disappointing employment data and provided forward guidance that was below analysts’ expectations. Shipping company DryShips continued to struggle amid excessive industry capacity. The fund’s returns from the utilities sector were hurt by alternative energy company EnerNOC, where investors grew concerned regarding sales growth and the stock’s valuation.

On the other hand, winners during the reporting period included the financials sector, where the fund benefited from strong stock selection and overweighted exposure to the capital markets and banking industries. East West Bancorp and Columbia Banking System each benefited from FDIC-assisted acquisitions, which were immediately accretive to earnings.The capital markets industry continued to benefit from the market rebound, helping Och Ziff Capital Management Group achieve improved sales and investment returns. Investment trust KKR Financial Holdings benefited from improved credit market conditions and initial public offering of several of its holdings, including Dollar General Corp.

Our stock selection strategy was key to success in the relatively small telecommunication services sector, where cell tower operator SBA Communications Corp. gained amid improved balance sheet confidence and solid leasing activity, backlogs and a resumption of acquisitions.

Preparing for the Next Phase of the Economic Cycle

As of the reporting period’s end, we have adopted a less defensive investment posture, including a renewed emphasis on small companies with improving fundamentals that tend to do well in the early stages of economic recoveries. We have found a number of opportunities in the financials sector, especially among regional banks that can complete FDIC-assisted deals.The fund also has overweighted exposure to the relatively economically sensitive energy and industrials sectors. We have found fewer opportunities meeting our criteria in the traditionally defensive utilities and consumer staples sectors.

March 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 11.19%, and Investor shares returned 10.98%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 9.32%.2

Large-cap stocks rallied over the reporting period as the U.S. economy and financial markets rebounded from the 2008 recession and banking crisis. The fund produced higher returns than its benchmark, primarily due to our emphasis on companies that appeared undervalued to us relative to their earnings potential under normalized business conditions.

Additionally, effective January 2010, Jeffrey D. McGrew became a co-primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap compa-nies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally,up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets.We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Economic Recovery Fueled Large-Cap Gains

Although unemployment and foreclosure rates continued to climb, improved manufacturing and housing market activity helped boost confidence among businesses, consumers and investors during the reporting period. As was the case since the rally began in early 2009, investors generally continued to favor lower-quality stocks that had been severely punished during the downturn. However, toward the end of 2009, we began to detect a shift in sentiment as investors paid more attention to risk and to business fundamentals. In our view, this suggests the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Strategy Adjustment Produced Positive Results

As the market advanced,a number of the fund’s holdings climbed to prices we considered richly valued, prompting us to trim or sell those positions.When redeploying the proceeds, we continued to focus on companies that appeared to us attractively priced relative to their likely earnings in a recovering economy.

This emphasis produced particularly attractive relative results in the industrials sector, where we continued our shift toward more economically sensitive companies as we saw firmer evidence that the recovery was sustainable. The fund achieved good results with Delta Air Lines, which led the airline industry into recovery. We

The Funds

11

DISCUSSION OF FUND PERFORMANCE (continued)

also saw solid returns among our machinery producers, notably Dover and Parker Hannifin; and FedEx benefited from rising business and consumer spending. The fund profited from a short position in alternative energy company First Solar, which was hurt by overcapacity and pricing pressures.

Among information technology companies, short positions in smartphone maker Palm and communications equipment specialist Alcatel-Lucent bolstered the fund’s relative performance due to a disappointing product launch and restructuring issues, respectively. Winners among long positions included consumer electronics innovator Apple and enterprise-related technology companies such as NetApp and Sybase.

In the energy sector, lack of exposure to Exxon Mobil helped the fund avoid relative weakness in the industry bellwether. In contrast, independent energy producer Newfield Exploration announced better-than-expected earnings, and XTO Energy received an acquisition offer at a premium to its then-prevailing stock price.

Disappointments during the reporting period came primarily from the financials sector, where poor timing in purchases and sales of Goldman Sachs Group and Citigroup weighed on the fund’s performance. In addition, financial custodian State Street encountered shortfalls in its securities lending business.Among consumer staples companies, lack of exposure to Procter & Gamble dampened results as the household goods company rebounded from earlier weakness. Drug store chain CVS Caremark was impacted when its pharmacy benefits division lost key contracts. Finally, a short position in alcoholic beverages producer Brown-Forman undermined returns when liquor sales proved more robust than expected.

Preparing for a New Phase of the Economic Cycle

In anticipation of investors turning toward companies with sound underlying fundamentals, we have reduced some of the fund’s lower-quality holdings, favoring companies with consistent revenue and earnings growth. We also are looking closely at changes in the competitive landscape to identify companies that we believe are poised to capture market share in a post-recessionary environment. In our view, these strategies position the fund well for the next phase of the economic recovery.

March 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

12

DISCUSSION OF
FUND PERFORMANCE

For the period of October 1, 2009, through February 28, 2010, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the period between the fund’s inception of September 30, 2009, and February 28, 2010, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 6.92%, and Investor shares returned 6.75%.1 In comparison, the total return of the Russell 1000 Index (the “Index”), the fund’s benchmark, was 5.62% for the same period.2

Large-cap stocks rallied over the reporting period as the U.S. economy and financial markets rebounded from the 2008 recession and banking crisis.The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in the materials, information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities.We begin with a top-down assessment of broad economic, political and social trends.We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on areas we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenues and cash flow

  Positive operational or financial catalysts

  Attractive valuations based on growth prospects

  Strong or improving financial conditions

Finally,we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Economic Recovery Fueled Market Rally

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009. Although unemployment and foreclosure rates continued to climb,improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors.

As was the case since the rally began, investors generally continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. However, over the first two months of 2010, we began to detect a shift in investor sentiment as investors appeared to pay more attention to underlying business fundamentals. In our view, this may suggest a return to favor for higher-quality companies with sustainable revenues and earnings.

Off to a Strong Start

Since its inception, the fund has achieved especially attractive results in the materials sector, where gains were driven by rising commodity prices in the recovering economy. Iron ore producer Cliffs Natural Resources announced surprisingly robust earnings due to better-than-expected capacity utilization and pricing power. In the information technology sector, semiconductor manufacturer Marvell Technology Group benefited from intensifying demand for the microchips used in mobile computing devices and networking equipment. In addition, consumer electronics innovator Apple reported higher earnings stemming from strong sales of the iPhone and the iMac personal

The Funds

13

DISCUSSION OF FUND PERFORMANCE (continued)

computer. Apple also benefited from excitement surrounding the impending Spring 2010 launch of a new mobile computing product.

Among consumer discretionary companies, the fund’s relative performance benefited from Johnson Controls, a manufacturer of automotive products, power solutions and energy efficiency systems.The company’s car battery unit fared better than most analysts expected when automobile sales rebounded from previously depressed levels.

On the other hand, the fund’s relative performance was tempered by a handful of disappointments. In the traditionally defensive consumer staples sector, personal care products provider Avon Products and tobacco giant Philip Morris International were undermined by a strengthening U.S. dollar, which dampened profits from overseas markets. In addition, these stocks were hurt by investors’ concerns regarding tighter lending standards in China and a sovereign debt crisis in Greece. Energy companies Southwestern Energy and Plains Exploration encountered declining natural gas prices due to expanding domestic supplies, which limited their earnings growth.We sold the fund’s position in Plains Exploration, redeploying the proceeds to global energy services leader Halliburton, which we expect to benefit as drilling activity rises with higher crude oil prices.

Finding Opportunities in a Sluggish Recovery

While the economic recovery persisted through the reporting period’s end, it has been weaker than most rebounds since World War II. In fact, we currently expect growth in the world’s emerging markets to outpace that of the United States,which in turn may produce more robust growth than Europe. As the global recovery progresses, central banks, including the Federal Reserve Board, are likely to raise short-term interest rates, which could result in bouts of heightened stock market volatility.

In this environment, we generally have maintained the fund’s bias toward market sectors,industries and companies that traditionally have fared well during economic expan-sions.What’s more, in contrast to the bargain-hunting rally of 2009, we believe that equity markets in 2010 are likely to be driven by the fundamental strengths and weaknesses of individual companies. If investors place a premium on companies with strong business fundamentals and attractive long-term growth prospects, as we expect them to do, the stock market environment may prove to be especially well suited to our focused investment process.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through January 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 30, 2009, through February 28, 2010, as provided by John Chambers, Portfolio Manager

Fund and Market Performance Overview

For the period between the fund’s inception on September 30, 2009, and February 28, 2010, BNY Mellon Small/Mid Cap Fund’s Class M shares produced a total return of 10.86% and Investor shares returned 10.64%.1 In comparison, the Russell 2500 Index (the “Index”), the fund’s benchmark, produced a total return of 6.61% for the same period.2

Small- and mid-cap stocks rallied over the reporting period while the U.S. economy and financial markets rebounded from a recession and banking crisis. The fund’s returns were higher than its benchmark, primarily due to the success of our security selection strategy in eight of the 10 economic sectors in the Index.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap companies with total market capitalizations of between $200 million and $7 billion at the time of investment.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management to identify and rank stocks within an industry or sector based on several characteristics, including value, growth and the company’s financial health. Using fundamental analysis, the investment adviser generally selects the most attractive securities. Finally, we seek to manage risk by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the Russell 2500 Index.

Small- and Mid-cap Stocks Led the Market Rally

An economic recovery continued to drive stock prices higher over the fall of 2009, as accelerating manufacturing activity and an apparent bottoming of residential housing prices supported improved confidence among businesses, consumers and investors. Investors generally continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. In this environment, mid-cap stocks generally outperformed small-cap stocks, which produced higher returns than their large-cap counterparts. However, over the first two months of 2010, investors appeared to pay more attention to business fundamentals, suggesting a potential change in their focus toward higher-quality companies with sustainable revenues and earnings.

Stock Selection Strategies Bolstered Fund Results

The fund’s relative performance was supported by a tilt toward mid-cap stocks, as we maintained a higher average weighted market capitalization than that of the Russell 2500 Index.The energy sector proved to be the fund’s top relative performer, where strong security selections included exploration-and-production firm Rex Energy, which benefited from drilling projects in the Marcellus Shale. The fund also received positive contributions from exploration-and-production holdings Pioneer Natural Resources, Forest Oil Corp. and Complete Production Services.

The fund achieved strong relative performance in the financials sector. Dollar Financial Corp. saw demand intensify from individuals underserved by conventional financial institutions. Investment manager Janus Capital climbed as the financial markets rebounded. Investment

The Funds

15

DISCUSSION OF FUND PERFORMANCE (continued)

trust KKR Financial Holdings benefited from initial public offerings of several holdings, including Dollar General Corp.Among industrial companies, overweighted positions in UAL Corp and Continental Airlines fared well as the airlines benefited from improved capacity utilization. Similarly, B/E Aerospace, the world’s leading manufacturer of commercial aircraft cabin products, saw an uptick in orders and production.The trucking industry also entered the early stages of recovery, sparking gains in WABCO Holdings, a manufacturer of braking, suspension and transmission systems for commercial vehicles.

Only two market sectors during the reporting period lagged their respective benchmark segments. In the consumer discretionary sector, the gaming console and software market did not meet holiday sales expectations, undermining returns from retailer Gamestop Corp. In the technology sector, game developer Take-Two Interactive Software stumbled for similar reasons. In addition,the fund’s relative performance was hindered by underexposure to lower-quality technology stocks.

Preparing for the Next Phase of the Economic Cycle

While a market pullback is possible after the steep and prolonged rally, we are encouraged over the longer term by a number of factors, including greater mergers-and-acquisitions activity as well as companies’ ample cash cushions, clean balance sheets and efforts to boost earnings growth by means other than cost cutting. Improving employment rates in the later stages of the economic recovery could also provide a boost to small- and mid-cap stocks.

In addition, mid-cap stocks have outperformed small-cap stocks by a relatively wide margin recently, and we expect this trend to reverse in coming months.Therefore, we may soon establish a modest bias toward small-cap stocks. From a sector perspective, we have found a number of stocks meeting our criteria in the financials, consumer discretionary, energy and industrials sectors. We have found fewer opportunities in the traditionally defensive utilities and consumer staples sectors. We also expect higher-quality stocks to gain momentum if, as we expect, investors refocus on fundamentals. Such a shift in market sentiment could create an environment that is particularly well suited to our fundamentally based investment process.

March 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through January 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.

[2]

SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value.

16

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by D. Kirk Henry, Sean Fitzgibbon, and Mark Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon International Fund’s Class M shares produced a total return of 0.60%, and Investor shares produced a total return of 0.47%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 0.72% for the same period.2

Stocks continued to rally early in the reporting period, but they gave back virtually all of their previous gains in early 2010 due to a sovereign debt crisis in Europe. The fund’s returns were slightly below its benchmark, as relatively strong results in the industrials, technology and financials sectors were offset by weaker returns from the materials and utilities sectors.

Additionally, effective January 2010, Sean Fitzgibbon and Mark Bogar became co-primary portfolio managers with respect to the fund’s core investment style.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

Market Rally Dampened by European Debt Crisis

While the reporting period witnessed the continuation of an economic recovery that had begun earlier in 2009, the global recovery was hindered by stubbornly high unemployment rates and tight credit conditions in the developed markets. Nonetheless, international stock markets mostly continued to rally through year-end.

However, the markets’ advance was interrupted in early 2010, when investors reacted negatively to a developing debt crisis in the European Union’s member nations, most notably Greece.This development, together with broader concerns regarding the global recovery’s strength, weighed on international stock indices, offsetting better performance in the Asian emerging markets.

The Funds

17

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Produced Mixed Results

The fund’s results were supported by its holdings in Asia. In Japan, transportation company Central Japan Railway benefited from greater industrial activity in the region, as did motor manufacturer Johnson Electric in Hong Kong. Japan also was home to several strong performers in the technology sector, including electronic components maker Murata Manufacturing and Internet portalYahoo! Japan.

Among financial companies, Bank of China (Hong Kong) and Singapore’s DBS Group Holdings benefited from rising loan demand. Although Europe generally lagged during the reporting period, the fund scored successes with consumer products company Henkel and ATM manufacturer Wincor Nixdorf in Germany, as well as pharmaceuticals developer Novartis and food giant Nestle in Switzerland.

However, these successes were tempered by more disappointing results from the materials sector, where an underweighted position in Australian mining companies weighed on returns. In addition, concerns regarding a potential tariff reduction hurt utility Public Power in Greece.

Positioned for the Next Phase of the Economic Cycle

As of the reporting period’s end, we remain optimistic regarding international stocks over the long term. However, over the near term, the world’s developed equity markets may be challenged by mature consumer markets, high debt levels and rich valuations. Europe in particular remains under pressure from the developing debt crisis.

Nonetheless, we have continued to find what we believe are attractive values in many markets. Indeed, in contrast to the bargain-hunting rally of 2009, we believe that international equity markets in 2010 are likely to be driven by the fundamental strengths and weaknesses of individual companies. If investors place a premium on companies with strong brands, healthy balance sheets, innovative products and growing revenues and earnings, as we expect them to do, the international stock market environment may prove to be especially well suited to our bottom-up, research-intensive investment process.

March 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC.— Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.

18

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by D. Kirk Henry, Sean Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 11.52%, and Investor shares returned 11.28%.1 This compares with a 12.28% total return produced by the Morgan Stanley Capital International Emerging Markets Index (the“MSCI EM Index”), the fund’s benchmark, for the same period.2

Stocks throughout the world rallied over much of the reporting period as the global economy recovered.The emerging markets rebounded particularly sharply. The fund produced lower returns than its benchmark, which we attribute to relative strength among lower- quality stocks that did not meet our investment criteria.

Additionally, effective January 2010, Sean Fitzgibbon and Jay Malikowski became co-primary portfolio managers with respect to the fund’s core investment style.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Emerging Markets Rallied in Economic Recovery

When the reporting period began, the world’s equity markets were in the midst of a recovery from an economic downturn and banking crisis that had driven global stock market averages to multi-year lows. Low interest rates, economic stimulus programs and other remedial measures helped many regions return to economic growth over the second half of 2009, supporting sustained stock market rallies.

Relatively speculative stocks that had been severely punished during the bear market led the early stages of the rebound. However, evidence emerged later in the reporting period that investors were refocusing on companies with sound business fundamentals.

The Funds

19

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Boosted Relative Results

Our stock selection strategy proved effective across a variety of markets, enabling the fund to participate in the rally to a significant degree. Holdings in Southeast Asia fared particularly well.Although the fund’s underweighted exposure to China dampened returns, any allocation-related shortfalls were more than offset by our security selection strategy, especially among agricultural producers in the consumer staples sector and a manufacturer of automobile parts and heavy machinery in the industrial sector. In South Korea, the recovering economy drove substantial gains in auto parts supplier Hyundai Mobis, department store operator Lotte Shopping, apparel maker Youngone Holdings and steel producer POSCO. Overweighted exposure and good stock selections in Thailand also bolstered the fund’s returns, with particularly strong contributions from animal feed supplier Charoen Pokphand Foods and financial institutions Krung Thai Bank and Kasikornbank.

Holdings that detracted from the fund’s relative performance during the reporting period were largely centered in South Africa, where multinational car rental and auto fleet services group Barloworld announced disappointing earnings, construction-and-engineering firm Murray & Roberts Holdings fell amid local economic concerns and gold producers Gold Fields and AngloGold declined as the U.S. dollar strengthened.The fund’s results in Russia were undermined by lack of exposure to financial companies, which advanced despite rich valuations. In addition, oil producer Lukoil pulled back in spite of respectable financial results. In India, wireless leader Bharti Airtel Ltd. was hurt by competitive and pricing pressures that we regard as temporary, prompting us to add to the fund’s position.

Still Finding Opportunities in Recovering Markets

The emerging markets generally ended the reporting period at price levels we consider fairly valued. Still, our stock selection process has continued to find what we believe are ample opportunities among individual companies. We would regard any market volatility over the foreseeable future as opportunities to purchase stocks at more attractive valuations. In our view, our longstanding focus on companies with solid financial characteristics in growing markets positions the fund with the potential to participate in gains over the longer term.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin.

Index return does not reflect fees and expenses associated with operating a mutual fund.

20

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Thomas Durante, Richard Brown and Karen Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 0.01%, and Investor shares produced a total return of –0.12%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 0.72% for the same period.2

Stocks continued to rally early in the reporting period as the world recovered from a recession and financial crisis, but gave back virtually all of its previous gains in early 2010, when a sovereign debt crisis in Europe weighed on global stock indices. The differences between the fund’s and MSCI EAFE Index’s returns were primarily the result of sampling variances as well as mutual fund fees and expenses that are not reflected in the benchmark’s results.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities, including Depositary Receipts (DRs), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Market Rally Dampened by European Debt Crisis

The reporting period witnessed the continuation of an economic recovery that had begun earlier in 2009. Although a return to GDP growth boosted confidence among businesses, consumers and investors, the recovery was hindered to a degree by stubbornly high unemployment rates and tight credit conditions in the developed markets. Nonetheless, the recovering global economy supported sustained stock market rallies through year-end.

However, over the first two months of 2010, stock markets in Europe reacted negatively to a developing debt crisis in several of the European Union’s member nations, most notably Greece, Spain and Ireland. As Greece struggled to service its debt obligations, European equity markets encountered renewed turbulence. Regional weakness weighed on global stock indices, offsetting better performance in other regions, especially the Asian emerging markets.

Mixed Results Across Regions and Market Sectors

In this uncertain environment, the health care sector proved to be one of the global markets’ bright spots, as investors rewarded pharmaceutical companies, medical

The Funds

21

DISCUSSION OF FUND PERFORMANCE (continued)

devices manufacturers and health care providers with sound balance sheets. In addition, many health care companies profited from intensifying demand for their products and services from aging populations in Japan and Europe, as well as a growing middle class in Asia.

Consumer staples companies that produce basic household necessities, such as food and personal care supplies, also gained value when investors sought companies with steady revenues and attractive dividends. A high-profile merger in the food industry also boosted the consumer staples sectors’ results.Although metals-and-mining stocks fared relatively well as commodity prices climbed in the recovering global economy, the fund’s sampling methods led it to an underweighted position in some of the Australian metals producers that led the sector’s advance.

Laggards during the reporting period included the utilities sector, where German and Spanish electricity producers reported disappointing results in the struggling European economy. In addition, the sovereign debt crisis in Europe undermined the stocks of financial institutions in Spain and Italy. Finally, the airline industry in Japan was hurt by the bankruptcy of the nation’s major airline.

The effects of changing currency exchange rates were mixed during the reporting period.A weaker U.S. dollar relative to Asian currencies bolstered the value of local currency-denominated investments for U.S. residents, but those benefits generally were offset by the U.S. dollar’s strength compared to the euro.

Fund Offers Diversification Benefits

Despite renewed turbulence in Europe, we remain optimistic that the global economic recovery will continue. Still, it is important to note that we do not attempt to take active positions in markets, industry groups or individual companies. Instead, we strive to replicate the returns of the MSCI EAFE Index by closely approximating its composition. In our experience, this passive investment approach can help investors manage risks through broad diversification, effectively limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.

22

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Sean P. Fitzgibbon, Jeffrey D. McGrew and John Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Balanced Fund’s Class M shares produced a total return of 6.79%, and Investor shares returned 6.62%.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Barclays Capital U.S.Aggregate Index, produced a 6.87% total return for the same period.2 Separately, the S&P 500 Index and the Barclays Capital U.S.Aggregate Index produced total returns of 9.32% and 3.19%, respectively, for the same period.

Stocks and higher yielding bonds rallied over the reporting period as the U.S. economy recovered from a recession and banking crisis. The fund produced returns that were roughly in line with its benchmark.

Additionally, effective January 2010, Jeffrey D. McGrew became a co-primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income.To pursue its goal, the fund may invest in equity securities, income producing bonds, BNY Mellon Small Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund (collectively, the “BNY Mellon Funds”). The fund has established target allocations of 60% to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of the BNY Mellon Funds are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

In the fund’s equity portfolio, individual stocks are chosen using a computer model, fundamental analysis and risk management techniques. Our computer model identifies and ranks stocks within each industry or sector based on value, earnings growth and the financial health of the company.

In the fund’s fixed-income portfolio, investments in debt securities must be of investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years.We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

Economic Recovery Fueled Market Rallies

The reporting period witnessed the continuation of an economic recovery that began earlier in 2009, as improved manufacturing activity and an apparent bottoming of housing prices helped boost confidence among businesses, consumers and investors. Stocks and higher yielding bonds generally advanced in this environment, as investors focused on searching for bargains among lower-quality securities that had been severely punished during the downturn. However, toward the end of 2009, investors appeared to pay more attention to risk and to underlying business fundamentals.

The Funds

23

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selection Strategy Bolstered Results

As the market advanced during the reporting period, a number of the fund’s equity holdings climbed to prices we considered richly valued, prompting us to either trim or sell those positions. When redeploying the proceeds, we kept our focus on companies that appeared to us inexpensively priced relative to their likely earnings in a recovering economy.

In the energy sector, lack of exposure to Exxon Mobil helped us avoid relative weakness in the industry bellwether. Instead, we favored exploration-and-production companies with strong underlying assets, such as Newfield Exploration and XTO Energy. In the industrials sector, the fund achieved good results with Delta Air Lines, which led the airline industry into recovery.We also saw solid returns among our machinery producers, notably Dover and Parker-Hannifin; and FedEx benefited from recovering business and consumer spending. Materials producers Dow Chemical and Brazil-based metals-and-mining com-panyVale also fared well.

Disappointments during the reporting period among the fund’s equity holdings included poor timing in purchases and sales of large bank stocks in the financials sector. Among consumer staples companies, lack of exposure to Procter & Gamble dampened results, while CVS Caremark’s pharmacy benefits division lost customers.

Although the fund benefited from overweighted exposure to investment-grade corporate bonds, a lack of high yield securities prevented it from participating in their greater gains. The fund’s investment-grade corporate holdings were broadly diversified, and we maintained a conservative security selection strategy to mitigate the risks inherent in overweighted exposure to the sector.

Underweighted exposure to commercial mortgage-backed securities also hurt the fund’s relative performance, as did our emphasis on residential mortgage-backed securities with higher coupon rates. A modest position in Treasury Inflation Protected Securities proved mildly detrimental as inflationary pressures remained muted. On a more positive note, a relatively short average duration helped the fund avoid the full brunt of weakness among longer-term Treasuries.

Preparing for a New Phase of the Economic Cycle

In anticipation of investors turning to securities with sound underlying fundamentals, we have reduced some of the fund’s lower-quality holdings, favoring companies that we believe have consistent revenue and earnings growth potential. Among bonds, we have maintained a defensive interest-rate posture and mildly overweighted positions in investment-grade corporate bonds and mortgage-backed securities. In our view, these strategies position the fund well for the next phase of the economic recovery.

March 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset- backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

24

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000††	$ 4.18	$ 5.48	—
Ending value (after expenses)	$1,107.50	$1,106.00	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000††	$ 4.49	$ 5.77	—
Ending value (after expenses)	$1,079.30	$1,077.40	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000††	$ 4.76	$ 6.07	$ 10.02
Ending value (after expenses)	$1,131.50	$1,129.90	$1,126.20
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000††	$ 5.14	$ 6.44	—
Ending value (after expenses)	$1,095.90	$1,095.70	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000††	$ 10.32	$ 11.46	—
Ending value (after expenses)	$1,111.90	$1,109.80	—
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†††	$ 3.88	$ 4.95	—
Ending value (after expenses)	$1,069.20	$1,067.50	—
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†††	$ 4.17	$ 5.26	—
Ending value (after expenses)	$1,108.60	$1,106.40	—
BNY Mellon International Fund
Expenses paid per $1,000††	$ 5.52	$ 6.76	—
Ending value (after expenses)	$1,006.00	$1,004.70	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000††	$ 7.97	$ 9.22	—
Ending value (after expenses)	$1,115.20	$1,112.80	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000††	$ 3.22	$ 4.41	—
Ending value (after expenses)	$1,000.10	$ 998.80	—
BNY Mellon Balanced Fund
Expenses paid per $1,000††	$ 2.82	$ 4.10	—
Ending value (after expenses)	$1,067.90	$1,066.20	—

  From September 30, 2009 (commencement of operations) to February 28, 2010 for BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund.

  Expenses are equal to the BNY Mellon Large Cap Stock Fund’s annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, BNY Mellon Income Stock Fund .87% for Class M and 1.12% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.15% for Investor Shares and 1.90% for Dreyfus Premier Shares, BNY Mellon Small Cap Stock Fund .99% for Class M and 1.24% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 1.97% for Class M and 2.19% for Investor Shares, BNY Mellon International Fund 1.11% for Class M and 1.36% for Investor Shares, BNY Mellon Emerging Markets Fund 1.52% for Class M and 1.76% for Investor Shares, BNY Mellon International Appreciation Fund .65% for Class M and .89% for Investor Shares and BNY Mellon Balanced Fund .55% for Class M and .80% for Investor Shares, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

  Expenses are equal to the BNY Mellon Focused Equity Opportunities Fund’s annualized expense ratio of .90% for Class M and 1.15% for Investor Shares and BNY Mellon Small/Mid Cap Fund .95% for Class M and 1.20% for Investor Shares, multiplied by the respective fund’s average account value over the period, multiplied by 152/365 (to reflect the actual days in the period).

The Funds 25

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010†

			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000††	$ 4.01	$ 5.26	—
Ending value (after expenses)	$1,020.83	$1,019.59	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000††	$ 4.36	$ 5.61	—
Ending value (after expenses)	$1,020.48	$1,019.24	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000††	$ 4.51	$ 5.76	$ 9.49
Ending value (after expenses)	$1,020.33	$1,019.09	$1,015.37
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000††	$ 4.96	$ 6.21	—
Ending value (after expenses)	$1,019.89	$1,018.65	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000††	$ 9.84	$ 10.94	—
Ending value (after expenses)	$1,015.03	$1,013.93	—
BNY Mellon Focused Equity Opportunities Fund†††
Expenses paid per $1,000††	$ 4.51	$ 5.76	—
Ending value (after expenses)	$1,020.33	$1,019.09	—
BNY Mellon Small/Mid Cap Fund†††
Expenses paid per $1,000††	$ 4.76	$ 6.01	—
Ending value (after expenses)	$1,020.08	$1,018.84	—
BNY Mellon International Fund
Expenses paid per $1,000††	$ 5.56	$ 6.80	—
Ending value (after expenses)	$1,019.29	$1,018.05	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000††	$ 7.60	$ 8.80	—
Ending value (after expenses)	$1,017.26	$1,016.07	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000††	$ 3.26	$ 4.46	—
Ending value (after expenses)	$1,021.57	$1,020.38	—
BNY Mellon Balanced Fund
Expenses paid per $1,000††	$ 2.76	$ 4.01	—
Ending value (after expenses)	$1,022.07	$1,020.83	—

  From September 30, 2009 (commencement of operations) to February 28, 2010 for BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund.

  Expenses are equal to the BNY Mellon Large Cap Stock Fund's annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, BNY Mellon Income Stock Fund .87% for Class M and 1.12% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.15% for Investor Shares and 1.90% for Dreyfus Premier Shares, BNY Mellon Small Cap Stock Fund .99% for Class M and 1.24% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 1.97% for Class M and 2.19% for Investor Shares, BNY Mellon Focused Equity Opportunities Fund .90% for Class M and 1.15% for Investor Shares, BNY Mellon Small/Mid Cap Fund 95% for Class M and 1.20% for Investor Shares, BNY Mellon International Fund 1.11% for Class M and 1.36% for Investor Shares, BNY Mellon Emerging Markets Fund 1.52% for Class M and 1.76% for Investor Shares, BNY Mellon International Appreciation Fund .65% for Class M and .89% for Investor Shares and BNY Mellon Balanced Fund .55% for Class M and .80% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

  Please note that while Class M and Investor Shares for BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund commenced operations on September 30, 2009, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability.This projection assumes that the annualized expense ratios were in effect during the period September 1, 2009 to February 28, 2010.

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Large Cap Stock Fund
Common Stocks—98.6%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—12.0%			Financial (continued)
Autoliv	328,160 [a,b]	14,639,218	Goldman Sachs Group	41,030	6,415,040
Central European Media			JPMorgan Chase & Co.	804,016	33,744,552
Enterprises, Cl. A	184,351 [b]	4,971,946	Lincoln National	421,510	10,613,622
Darden Restaurants	231,760	9,397,868	MetLife	343,310	12,493,051
Gap	655,260	14,088,090	Morgan Stanley	263,250	7,418,385
Home Depot	824,800	25,733,760	Wells Fargo & Co.	572,790	15,660,079
Limited Brands	356,490 [a]	7,881,994			172,363,634
Newell Rubbermaid	602,890 [a]	8,289,737	Health Care—15.6%
News, Cl. A	813,070	10,870,746	Alexion Pharmaceuticals	208,390 [a,b]	10,319,473
News, Cl. B	1,041,410 [a]	16,402,208	AmerisourceBergen	617,410	17,312,176
Target	382,720	19,717,734	Amgen	211,600 [b]	11,978,676
Time Warner	503,973	14,635,376	Amylin Pharmaceuticals	488,670 [a,b]	9,235,863
Whirlpool	109,180 [a]	9,188,589	CIGNA	273,590	9,373,193
		155,817,266	Covidien	181,220	8,901,526
Consumer Staples—10.0%			Hospira	175,960 [a,b]	9,207,987
Clorox	167,100	10,244,901	Human Genome Sciences	595,050 [a,b]	16,750,658
Coca-Cola Enterprises	717,330	18,327,781	King Pharmaceuticals	719,410 [b]	8,093,362
CVS Caremark	292,840	9,883,350	Mednax	111,390 [b]	5,959,365
Energizer Holdings	183,790 [b]	10,650,631	Merck & Co.	776,353	28,631,899
Nestle, ADR	333,080	16,567,399	Pfizer	1,947,270	34,174,589
PepsiCo	546,687	34,151,537	Teva Pharmaceutical Industries, ADR	137,640	8,259,776
Philip Morris International	334,659	16,391,598	Thermo Fisher Scientific	134,030 [b]	6,536,643
Unilever, ADR	461,010	13,572,134	Universal Health Services, Cl. B	307,090	9,525,932
		129,789,331	WellPoint	153,130 [b]	9,474,153
Energy—10.0%					203,735,271
Alpha Natural Resources	164,360 [a,b]	7,562,204	Industrial—10.9%
Chevron	244,560	17,681,688	AMR	792,330 [b]	7,281,513
ConocoPhillips	302,150	14,503,200	Cummins	162,260	9,213,123
ENSCO International, ADR	391,840	17,307,573	Dover	341,670	15,463,984
Hess	293,470	17,256,036	FedEx	125,800	10,662,808
Newfield Exploration	274,900 [b]	14,039,143	General Electric	622,386	9,995,519
Occidental Petroleum	357,040	28,509,644	Norfolk Southern	466,680	24,001,352
Valero Energy	768,880	13,470,778	Parker Hannifin	199,550	12,034,860
		130,330,266	Raytheon	341,030 [a]	19,179,527
Exchange Traded Funds—1.4%			Stanley Works	140,850 [a]	8,063,662
Standard & Poor’s Depository			Textron	542,180 [a]	10,800,226
Receipts S&P 500 ETF Trust	168,160 [a]	18,622,038	Tyco International	426,540	15,381,032
Financial—13.2%					142,077,606
American Express	324,670	12,399,147	Information Technology—18.9%
Bank of America	2,448,360	40,789,678	Apple	91,980 [b]	18,820,948
Capital One Financial	276,390	10,433,722	BMC Software	259,140 [b]	9,546,718
Franklin Resources	92,340	9,392,825	Cisco Systems	990,044 [b]	24,087,771
Genworth Financial, Cl. A	815,780 [b]	13,003,533

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information			Telecommunication Services—1.5%
Technology (continued)			AT & T	766,929	19,027,508
EMC	855,190 [b]	14,957,273	Utilities—1.8%
Google, Cl. A	44,010 [b]	23,184,468	American Electric Power	245,110	8,240,598
Hewlett-Packard	506,290	25,714,469	Public Service Enterprise Group	507,830	15,092,709
International					23,333,307
Business Machines	141,380	17,977,881	Total Common Stocks
Microsoft	1,321,966	37,887,546	(cost $1,032,650,197)		1,284,218,188
Motorola	1,375,320 [b]	9,297,163
Oracle	1,077,510	26,560,621	Investment of Cash Collateral
			for Securities Loaned—9.1%
QUALCOMM	357,780	13,126,948
Sybase	258,520 [a,b]	11,475,703	Registered Investment Company;
Teradata	290,803 [b]	8,866,583	Dreyfus Institutional Cash
			Advantage Plus Fund
Vishay Intertechnology	449,350 [b]	4,605,838
			(cost $118,668,646)	118,668,646 [c] 118,668,646
		246,109,930
Materials—3.3%			Total Investments
Dow Chemical	412,480	11,677,309	(cost $1,151,318,843)	107.7%	1,402,886,834
E.I. du Pont de Nemours & Co.	441,390	14,883,671	Liabilities, Less Cash and Receivables	(7.7%)	(100,231,336)
Vale, ADR	590,490 [a]	16,451,051	Net Assets	100.0%	1,302,655,498
		43,012,031

ADR—American Depository Receipts

a

Security, or portion thereof, on loan.At February 28, 2010, the total market value of the fund’s securities on loan is $115,980,389 and the total market value of the collateral held by the fund is $118,668,646.

b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	18.9	Money Market Investment	9.1
Health Care	15.6	Materials	3.3
Financial	13.2	Utilities	1.8
Consumer Discretionary	12.0	Telecommunication Services	1.5
Industrial	10.9	Exchange Traded Funds	1.4
Consumer Staples	10.0
Energy	10.0		107.7

† Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Income Stock Fund
Common Stocks—99.8%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.4%			Financial (continued)
Best Buy	14,030	512,095	Prudential Financial	18,590	974,302
Carnival	38,780	1,394,529	State Street	19,150	860,027
Home Depot	52,460	1,636,752	Travelers	19,101	1,004,522
Johnson Controls	74,620	2,320,682	Wells Fargo & Co.	91,550	2,502,977
News, Cl. A	215,340	2,879,096			26,119,018
Omnicom Group	59,900	2,193,538	Health Care—10.5%
Staples	57,280	1,475,533	AmerisourceBergen	55,520	1,556,781
Time Warner	114,320	3,319,853	Amgen	10,390 [a]	588,178
		15,732,078	Johnson & Johnson	10,970	691,110
Consumer Staples—7.7%			Merck & Co.	86,410	3,186,801
Clorox	9,620	589,802	Pfizer	247,488	4,343,414
CVS Caremark	56,050	1,891,687	WellPoint	18,010 [a]	1,114,279
Kellogg	10,120	527,758			11,480,563
Kraft Foods, Cl. A	29,930	850,910	Industrial—9.1%
PepsiCo	45,290	2,829,266	Dover	34,530	1,562,828
Philip Morris International	11,720	574,046	Eaton	10,090	687,331
Safeway	47,420	1,181,706	Emerson Electric	13,190	624,414
		8,445,175	General Electric	201,082	3,229,377
Energy—14.0%			Norfolk Southern	42,740	2,198,118
Chevron	45,996	3,325,511	Pitney Bowes	23,450	537,005
ConocoPhillips	89,940	4,317,120	Raytheon	10,750	604,580
Devon Energy	8,480	583,933	United Technologies	8,110	556,752
Hess	9,430	554,484			10,000,405
Marathon Oil	33,410	967,220	Information Technology—7.8%
Occidental Petroleum	62,320	4,976,252	AOL	29,096 [a]	720,999
Schlumberger	9,050	552,955	Cisco Systems	90,510 [a]	2,202,108
		15,277,475	Hewlett-Packard	32,550	1,653,214
Financial—23.9%			Microsoft	82,640	2,368,462
Aflac	10,400	514,280	Texas Instruments	21,480	523,682
American Express	13,550	517,474	Tyco Electronics	42,340	1,085,174
Ameriprise Financial	29,320	1,173,679			8,553,639
Bank of America	234,508	3,906,903	Materials—4.1%
Capital One Financial	13,770	519,818	Air Products & Chemicals	6,160	422,453
Fidelity National Financial, Cl. A	62,390	889,057	Dow Chemical	53,510	1,514,868
Franklin Resources	8,180	832,070	Freeport-McMoRan Copper & Gold	14,740	1,107,858
Goldman Sachs Group	10,220	1,597,897	Packaging Corp. of America	59,550	1,417,290
JPMorgan Chase & Co.	149,419	6,271,115			4,462,469
Marsh & McLennan	23,710	550,546	Telecommunication Services—4.3%
MetLife	44,680	1,625,905	AT & T	98,915	2,454,081
Morgan Stanley	39,620	1,116,492	Vodafone Group, ADR	76,110 [b]	1,656,915
People’s United Financial	33,660	530,818	Windstream	53,682	543,799
PNC Financial Services Group	13,600	731,136			4,654,795

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund (continued)
			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—1.4%	Shares	Value ($)
Utilities—4.0%			Registered Investment Company;
Entergy	23,560	1,789,853	Dreyfus Institutional Cash
Exelon	11,820	511,806	Advantage Plus Fund
NRG Energy	17,490 [a]	381,982	(cost $1,541,228)	1,541,228 [c]	1,541,228
Questar	39,720	1,667,843	Total Investments (cost $97,327,630)	101.2%	110,618,329
		4,351,484
			Liabilities, Less Cash and Receivables	(1.2%)	(1,339,400)
Total Common Stocks
(cost $95,786,402)		109,077,101	Net Assets	100.0%	109,278,929

ADR—American Depository Receipts

a	Non-income producing security.
b

Security, or portion thereof, on loan.At February 28, 2010, the total market value of the fund’s security on loan is $1,491,223 and the total market value of the collateral held by the fund is $1,541,228.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	23.9	Consumer Staples	7.7
Consumer Discretionary	14.4	Telecommunication Services	4.3
Energy	14.0	Materials	4.1
Health Care	10.5	Utilities	4.0
Industrial	9.1	Money Market Investment	1.4
Information Technology	7.8		101.2

† Based on net assets.
See notes to financial statements.

30

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Mid Cap Stock Fund
Common Stocks—98.7%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—13.7%			Financial—20.6%
Abercrombie & Fitch, Cl. A	200,300	7,294,926	Alexandria Real Estate Equities	183,200 [a,c]	11,288,784
American Eagle Outfitters	675,400	11,393,998	AMB Property	498,500 [a,c]	12,133,490
Brinker International	710,700	12,870,777	AmeriCredit	475,200 [a,b]	10,573,200
Darden Restaurants	242,500	9,833,375	Apollo Investment	921,000	10,738,860
Guess?	235,900	9,622,361	Assured Guaranty	252,200 [a]	5,321,420
Las Vegas Sands	601,200 [a,b]	9,997,956	Comerica	423,700 [a]	15,287,096
Lear	196,600 [b]	13,618,482	Digital Realty Trust	134,800 [a,c]	6,952,984
Macy’s	396,100	7,585,315	Fidelity National Financial, Cl. A	793,400	11,305,950
MDC Holdings	335,100	11,467,122	Fifth Third Bancorp	1,021,600	12,473,736
Priceline.com	54,100 [a,b]	12,267,716	Forest City Enterprises, Cl. A	636,800 [a,b]	7,641,600
Regal Entertainment Group, Cl. A	468,700	7,002,378	Genworth Financial, Cl. A	880,900 [b]	14,041,546
Toll Brothers	702,200 [a,b]	13,222,426	Hartford Financial Services Group	260,100	6,338,637
Tupperware Brands	248,400	11,607,732	Host Hotels & Resorts	1,321,659 [a,c]	15,476,627
Urban Outfitters	385,100 [a,b]	12,404,071	Huntington Bancshares	2,589,800	12,456,938
WABCO Holdings	291,600	7,797,384	KeyCorp	1,638,200 [a]	11,713,130
Warnaco Group	230,000	9,600,200	Liberty Property Trust	447,900 a	13,853,547
WMS Industries	231,000 [b]	8,761,830	New York Community Bancorp	798,300	12,365,667
		176,348,049	Old Republic International	876,860 [a]	9,899,750
Consumer Staples—3.4%			Raymond James Financial	382,200 [a]	9,883,692
Dr. Pepper Snapple Group	297,600	9,448,800	Rayonier	324,086 [a,c]	13,472,255
Energizer Holdings	204,800 [b]	11,868,160	Realty Income	440,700 [a,c]	12,339,600
Herbalife	148,000	5,927,400	Reinsurance Group of America	244,300	11,611,579
Smithfield Foods	603,600 [a,b]	10,387,956	Synovus Financial	886,700	2,527,095
SUPERVALU	392,800	5,998,056	T. Rowe Price Group	128,800	6,528,872
		43,630,372	Waddell & Reed Financial, Cl. A	292,300	9,610,824
Energy—7.7%					265,836,879
Alpha Natural Resources	190,100 [b]	8,746,501	Health Care—12.2%
Atlas Energy	174,100 [b]	5,682,624	Beckman Coulter	196,900	12,908,764
Complete Production Services	857,267 [a,b]	11,967,447	Biovail	668,200	9,909,406
Forest Oil	287,100 [b]	7,780,410	CareFusion	355,000 [b]	8,960,200
Newfield Exploration	378,200 [b]	19,314,674	Cerner	174,600 [a,b]	14,483,070
Patterson-UTI Energy	792,100	12,230,024	DaVita	113,800 [b]	7,011,218
PetroHawk Energy	416,300 [b]	8,908,820	Edwards Lifesciences	81,600 [b]	7,493,328
Plains Exploration & Production	465,000 [b]	15,256,650	Hill-Rom Holdings	347,500 [a]	9,118,400
Smith International	217,700	8,923,523	ICON, ADR	390,600 [b]	9,198,630
		98,810,673	LifePoint Hospitals	251,300 [a,b]	7,664,650

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information Technology (continued)
Lincare Holdings	272,100 [a,b]	10,927,536	Cree	159,200 [b]	10,798,536
Omnicare	417,100	11,290,897	Equinix	124,400 [a,b]	11,752,068
Resmed	113,100 [a,b]	6,455,748	F5 Networks	239,200 [b]	13,347,360
STERIS	289,000 [a]	9,135,290	Global Payments	252,800	10,822,368
Thoratec	307,900 [a,b]	8,882,915	Hewitt Associates, Cl. A	285,700 [b]	10,853,743
United Therapeutics	119,600 [b]	6,866,236	JDS Uniphase	657,600 [b]	7,056,048
Vertex Pharmaceuticals	426,800 [a,b]	17,332,348	Lender Processing Services	238,800	9,117,384
		157,638,636	Lexmark International, Cl. A	205,000 [a,b]	6,910,550
Industrial—14.2%			NetApp	204,600 [b]	6,140,046
AGCO	313,500 [a,b]	10,737,375	ON Semiconductor	1,098,100 [a,b]	8,740,876
AMETEK	340,050	13,275,552	Quest Software	586,600 [b]	9,884,210
BE Aerospace	422,200 [b]	10,934,980	Rovi	338,100 [b]	11,326,350
Cooper Industries	151,900	6,890,184	Silicon Laboratories	205,200 [b]	9,324,288
Cummins	105,000	5,961,900	Tech Data	212,700 [b]	9,112,068
Harsco	224,000	6,724,480	Trimble Navigation	421,300 [b]	11,320,331
IDEX	320,500	9,935,500	Veeco Instruments	197,100 [a,b]	6,721,110
JB Hunt Transport Services	321,900	11,421,012			195,594,074
Joy Global	423,000	21,488,400	Materials—6.5%
Kansas City Southern	328,200 [b]	11,257,260	Albemarle	293,600	11,007,064
KBR	474,600	9,828,966	Carpenter Technology	278,700	8,324,769
Manpower	250,700	12,916,064	CF Industries Holdings	60,700	6,448,768
Monster Worldwide	435,500 [a,b]	6,075,225	Cliffs Natural Resources	335,600 [a]	18,927,840
Oshkosh	131,600 [b]	5,016,592	Cytec Industries	218,200	9,310,594
Parker Hannifin	98,200	5,922,442	Louisiana-Pacific	1,178,500 [a,b]	8,968,385
Roper Industries	123,200 [a]	6,830,208	Temple-Inland	487,200	9,071,664
Textron	305,400 [a]	6,083,568	United States Steel	223,300 [a]	11,821,502
URS	124,500 [b]	5,789,250			83,880,586
Wabtec	146,500 [a]	5,587,510	Telecommunication
Waste Connections	312,600 [b]	10,509,612	Services—.8%
		183,186,080	SBA Communications, Cl. A	298,400 [a,b]	10,551,424
Information Technology—15.2%			Utilities—4.4%
ANSYS	379,100 [b]	16,627,326	Energen	293,000	13,319,780
Avnet	431,600 [b]	11,916,476	National Fuel Gas	254,100	12,638,934
Cognizant Technology			Northeast Utilities	334,900 [a]	8,573,440
Solutions, Cl. A	287,200 [b]	13,822,936	NV Energy	1,029,300	11,435,523

32

BNY Mellon Mid Cap Stock Fund (continued)
			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—17.2%	Shares	Value ($)
Utilities (continued)			Registered Investment Company;
Wisconsin Energy	239,900	11,618,357	Dreyfus Institutional Cash
		57,586,034	Advantage Plus Fund
Total Common Stocks			(cost $222,026,101)	222,026,101 [d] 222,026,101
(cost $1,121,137,728)	1,273,062,807
			Total Investments
Other Investment—.2%			(cost $1,345,488,829)	116.1%	1,497,413,908
Registered Investment Company;			Liabilities, Less Cash
Dreyfus Institutional Preferred			and Receivables	(16.1%)	(208,182,486)
Plus Money Market Fund			Net Assets	100.0%	1,289,231,422
(cost $2,325,000)	2,325,000 [d]	2,325,000

ADR—American Depository Receipts

a

Security, or portion thereof, on loan.At February 28, 2010, the total market value of the fund’s securities on loan is $214,094,726 and the total market value of the collateral held by the fund is $222,026,101.

b	Non-income producing security.
c	Investment in real estate investment trust.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	20.6	Energy	7.7
Money Market Investments	17.4	Materials	6.5
Information Technology	15.2	Utilities	4.4
Industrial	14.2	Consumer Staples	3.4
Consumer Discretionary	13.7	Telecommunication Services	.8
Health Care	12.2		116.1

† Based on net assets.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Small Cap Stock Fund

Common Stocks—96.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.8%			Financial (continued)
ArvinMeritor	292,600 [a,b]	3,411,716	Cash America International	103,700	3,974,821
Brinker International	245,400	4,444,194	Columbia Banking System	291,100 [a]	5,955,906
Callaway Golf	239,400 [a]	1,898,442	DiamondRock Hospitality	368,900 [a,b]	3,297,966
Collective Brands	164,900 [b]	3,726,740	East West Bancorp	284,800 [a]	4,989,696
Cracker Barrel Old Country Store	163,900	7,159,152	Entertainment Properties Trust	135,870 [a,c]	5,192,951
Crocs	868,000 [b]	6,119,400	Extra Space Storage	121,670 [a,c]	1,372,438
hhgregg	157,500 [b]	3,287,025	First Financial Bancorp	184,700	3,428,032
JAKKS Pacific	37,819 [b]	467,065	First Midwest Bancorp	304,140 [a]	4,133,263
KB Home	381,400 [a]	6,209,192	Hancock Holding	128,100 [a]	5,164,992
Lear	85,000 [b]	5,887,950	KKR Financial Holdings	739,500 [a,c]	5,169,105
Navistar International	68,800 [b]	2,694,208	Lexington Realty Trust	499,200 [a]	2,970,240
OfficeMax	449,300 [b]	7,175,321	National Retail Properties	252,400 [a,c]	5,355,928
Ruby Tuesday	712,700 [b]	5,765,743	Och-Ziff Capital Management
Saks	870,900 [a,b]	6,078,882	Group, Cl. A	408,500 [a]	5,580,110
Shuffle Master	460,800 [b]	3,787,776	Potlatch	124,700 [a,c]	4,117,594
Tractor Supply	95,570 [a,b]	5,229,590	ProAssurance	109,355 [b]	5,830,809
Vail Resorts	112,600 [a,b]	4,054,726	Prosperity Bancshares	152,680 [a]	6,386,604
WABCO Holdings	136,800	3,658,032	Signature Bank	173,440 [b]	6,457,171
		81,055,154	Stifel Financial	59,200 [b]	3,238,240
Consumer Staples—1.8%			Umpqua Holdings	257,800 [a]	3,217,344
Smithfield Foods	275,200 [b]	4,736,192	Whitney Holding	430,600	5,533,210
Universal	96,900 [a]	5,140,545	Wilmington Trust	294,400	4,245,248
		9,876,737	Wintrust Financial	167,600 [a]	5,705,104
Energy—5.3%					118,515,891
Alpha Natural Resources	85,700 [b]	3,943,057	Health Care—12.3%
Atlas Energy	127,300 [b]	4,155,072	Amedisys	40,100 [a,b]	2,311,765
Bristow Group	155,700 [b]	5,637,897	BioMarin Pharmaceutical	216,300 [a,b]	4,326,000
Oil States International	87,800 [b]	3,777,156	Biovail	302,300	4,483,109
Rex Energy	366,800 [b]	5,076,512	Chemed	105,600 [a]	5,655,936
St. Mary Land & Exploration	201,390	6,561,286	ev3	377,100 [b]	5,486,805
		29,150,980	Gentiva Health Services	160,900 [a,b]	4,458,539
Financial—21.7%			HEALTHSOUTH	201,900 [a,b]	3,492,870
BioMed Realty Trust	446,640 [c]	6,900,588	Healthways	281,200 [b]	4,223,624
BPW Acquisition	420,100 [b]	4,427,854	Insulet	245,000 [a,b]	3,601,500
Brandywine Realty Trust	523,700 [c]	5,870,677	Integra LifeSciences Holdings	72,800 [b]	2,897,440

34

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information Technology—15.4%
King Pharmaceuticals	249,790 [a,b]	2,810,138	Blue Coat Systems	203,600 [a,b]	5,900,328
Medicines	541,500 [b]	4,169,550	Brightpoint	558,200 [b]	3,979,966
Mednax	133,280 [b]	7,130,480	Brooks Automation	268,200 [b]	2,317,248
PAREXEL International	158,400 [b]	3,191,760	Concur Technologies	66,280 [a,b]	2,607,455
Regeneron Pharmaceuticals	128,600 [b]	3,145,556	CyberSource	327,300 [b]	5,606,649
Savient Pharmaceuticals	303,800 [a,b]	4,095,224	Itron	44,700 [a,b]	2,992,665
STERIS	52,400	1,656,364	JDS Uniphase	348,800 [b]	3,742,624
		67,136,660	Littelfuse	74,100 [b]	2,637,219
Industrial—17.4%			Microsemi	353,420 [b]	5,481,544
AAR	203,400 [a,b]	4,613,112	MKS Instruments	249,800 [b]	4,503,894
ABM Industries	216,200 [a]	4,427,776	Netezza	32,057 [a,b]	293,001
Acuity Brands	138,900 [a]	5,414,322	NETGEAR	207,700 [b]	5,265,195
AGCO	95,000 [a,b]	3,253,750	Plexus	194,170 [a,b]	6,696,923
Aircastle	245,200	2,385,796	Quest Software	257,300 [b]	4,335,505
Atlas Air Worldwide Holdings	81,000 [b]	3,651,480	Riverbed Technology	190,800 [b]	5,199,300
Baldor Electric	144,200 [a]	4,530,764	Skyworks Solutions	292,790 [b]	4,470,903
BE Aerospace	117,100 [a,b]	3,032,890	Taleo, Cl. A	191,000 [b]	4,496,140
Belden	211,900	4,488,042	Varian Semiconductor
Cenveo	437,778 [b]	3,265,824	Equipment Associates	83,945 [b]	2,525,066
EnerNOC	115,800 [a,b]	3,061,752	Veeco Instruments	149,000 [a,b]	5,080,900
Gardner Denver	134,700	5,874,267	Verigy	363,500 [a,b]	3,620,460
Genesee & Wyoming, Cl. A	82,600 [b]	2,630,810	Wright Express	76,800 [b]	2,174,976
Harsco	132,100	3,965,642			83,927,961
Healthcare Services Group	273,100	5,997,276	Materials—4.3%
Heidrick & Struggles International	102,000	2,750,940	AK Steel Holding	190,900 [a]	4,110,077
Insituform Technologies, Cl. A	133,100 [b]	3,268,936	Century Aluminum	220,200 [b]	2,684,238
Kaydon	49,490 [a]	1,608,425	Cytec Industries	116,200	4,958,254
Middleby	52,800 [b]	2,449,392	Ferro	419,400 [a,b]	3,434,886
Monster Worldwide	190,100 [a,b]	2,651,895	RTI International Metals	116,700 [b]	2,804,301
Simpson Manufacturing	149,000	3,662,420	Texas Industries	153,400 [a]	5,450,302
Spirit Aerosystems Holdings, Cl. A	144,100 [b]	2,755,192			23,442,058
Teledyne Technologies	122,430 [b]	4,611,938	Telecommunication Services—.7%
Tetra Tech	184,600 [b]	3,861,832	SBA Communications, Cl. A	114,030 [a,b]	4,032,101
Watsco	116,800	6,755,712	Utilities—2.3%
		94,970,185	Cleco	259,700 [a]	6,554,828

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Stock Fund (continued)
			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—21.2%	Shares	Value ($)
Utilities (continued)			Registered Investment Company;
New Jersey Resources	162,450	5,916,429	Dreyfus Institutional Cash
		12,471,257	Advantage Plus Fund
Total Common Stocks			(cost $115,877,786)	115,877,786 [d]	115,877,786
(cost $486,861,754)		524,578,984
			Total Investments
Other Investment—1.5%			(cost $610,774,540)	118.7%	648,491,770
Registered Investment Company;			Liabilities, Less Cash
Dreyfus Institutional Preferred			and Receivables	(18.7%)	(102,297,482)
Plus Money Market Fund			Net Assets	100.0%	546,194,288
(cost $8,035,000)	8,035,000 [d]	8,035,000

a

Security, or portion thereof, on loan.At February 28, 2010, the total market value of the fund’s securities on loan is $110,828,408 and the total market value of the collateral held by the fund is $115,877,786.

b	Non-income producing security.
c	Investment in real estate investment trust.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	22.7	Energy	5.3
Financial	21.7	Materials	4.3
Industrial	17.4	Utilities	2.3
Information Technology	15.4	Consumer Staples	1.8
Consumer Discretionary	14.8	Telecommunication Services	.7
Health Care	12.3		118.7

† Based on net assets.
See notes to financial statements.

36

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—129.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—21.5%			Energy—10.9%
Autoliv	74,950 [a,b]	3,343,520	Alpha Natural Resources	22,310 [a,b]	1,026,483
Central European Media			Chevron	39,150 [b]	2,830,545
Enterprises, Cl. A	24,180 [a]	652,135	ConocoPhillips	44,390 [b]	2,130,720
Darden Restaurants	30,080 [b]	1,219,744	ENSCO International, ADR	68,060 [b]	3,006,210
Dick’s Sporting Goods	30,320 [a,b]	737,686	EOG Resources	5,420 [b]	509,751
Gap	89,430 [b]	1,922,745	Hess	43,020 [b]	2,529,576
Home Depot	176,190 [b]	5,497,128	Newfield Exploration	47,490 [a,b]	2,425,314
Johnson Controls	18,600 [b]	578,460	Occidental Petroleum	38,030 [b]	3,036,695
Liberty Media-Starz, Ser. A	17,220 [a,b]	877,015	Valero Energy	97,930 [b]	1,715,734
Limited Brands	49,730 [b]	1,099,530			19,211,028
Newell Rubbermaid	137,530 [b]	1,891,037	Financial—12.8%
News, Cl. A	400,140 [b]	5,349,872	American Express	45,550 [b]	1,739,554
Nordstrom	23,740 [b]	876,956	Bank of America	287,760 [b]	4,794,082
Staples	59,780 [b]	1,539,933	Capital One Financial	38,130 [b]	1,439,407
Target	128,050 [b]	6,597,136	Franklin Resources	12,760 [b]	1,297,947
Tiffany & Co.	19,430 [b]	862,498	Genworth Financial, Cl. A	103,690 [a,b]	1,652,819
Time Warner	96,700 [b]	2,808,168	Goldman Sachs Group	5,750 [b]	899,012
Whirlpool	22,850 [b]	1,923,056	JPMorgan Chase & Co.	110,610 [b]	4,642,302
		37,776,619	Lincoln National	53,590 [b]	1,349,396
Consumer Staples—15.5%			MetLife	43,450 [b]	1,581,145
Clorox	38,470 [b]	2,358,596	Morgan Stanley	36,340 [b]	1,024,061
Coca-Cola Enterprises	155,450 [b]	3,971,747	Wells Fargo & Co.	74,970 [b]	2,049,680
CVS Caremark	69,310 [b]	2,339,212			22,469,405
Energizer Holdings	32,790 [a,b]	1,900,180	Health Care—22.9%
Kraft Foods, Cl. A	30,050	854,321	Alcon	2,920 [b]	466,382
Kroger	34,490 [b]	762,229	Alexion Pharmaceuticals	35,550 [a,b]	1,760,436
Molson Coors Brewing, Cl. B	13,280 [b]	536,246	AmerisourceBergen	103,900 [b]	2,913,356
Nestle, ADR	42,420 [b]	2,109,971	Amgen	25,370 [a,b]	1,436,196
PepsiCo	107,780 [b]	6,733,017	Amylin Pharmaceuticals	93,250 [a,b]	1,762,425
Philip Morris International	80,064 [b]	3,921,535	Celgene	7,830 [a,b]	466,042
Unilever, ADR	58,710 [b]	1,728,422	CIGNA	46,000 [b]	1,575,960
		27,215,476	Covidien	71,390 [b]	3,506,677

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information Technology—27.0%
Henry Schein	4,540 [a]	258,008	Akamai Technologies	17,020 [a,b]	447,626
Hospira	47,090 [a,b]	2,464,220	Amphenol, Cl. A	20,250 [b]	843,412
Human Genome Sciences	93,090 [a]	2,620,483	AOL	11,227 [a,b]	278,205
King Pharmaceuticals	167,330 [a,b]	1,882,463	Apple	12,740 [a,b]	2,606,859
Mednax	22,380 [a,b]	1,197,330	BMC Software	34,750 [a,b]	1,280,190
Merck & Co.	117,674 [b]	4,339,817	Cisco Systems	136,150 [a]	3,312,530
Mettler-Toledo International	4,240 [a,b]	421,498	EMC	166,580 [a,b]	2,913,484
Omnicare	13,720 [b]	371,400	Equinix	8,230 [a,b]	777,488
Pfizer	244,020 [b]	4,282,551	Google, Cl. A	8,190 [a,b]	4,314,492
Salix Pharmaceuticals	17,680 [a]	504,941	Hewlett-Packard	73,230 [b]	3,719,352
Teva Pharmaceutical Industries, ADR	14,100 [b]	846,141	Informatica	36,570 [a,b]	933,266
Thermo Fisher Scientific	27,120 [a,b]	1,322,642	International
Universal Health Services, Cl. B	77,800 [b]	2,413,356	Business Machines	19,200 [b]	2,441,472
Warner Chilcott, Cl. A	12,700 [a]	345,694	Microsoft	177,330 [b]	5,082,278
WellPoint	26,800 [a]	1,658,116	Motorola	359,960 [b]	2,433,330
Zimmer Holdings	24,080 [a,b]	1,380,506	Oracle	182,810 [b]	4,506,267
		40,196,640	Quest Software	31,250 [a,b]	526,563
Industrial—11.0%			Research In Motion	17,960 [a,b]	1,273,005
AMR	274,620 [a,b]	2,523,758	Riverbed Technology	18,510 [a,b]	504,398
Cummins	18,800 [b]	1,067,464	Sybase	76,840 [a,b]	3,410,928
Dover	43,870 [b]	1,985,556	Teradata	56,416 [a,b]	1,720,124
FedEx	24,380 [b]	2,066,449	Tyco Electronics	33,160 [b]	849,891
General Electric	76,810 [b]	1,233,569	Tyco International	73,870 [b]	2,663,752
Norfolk Southern	61,660 [b]	3,171,174	Vishay Intertechnology	61,120 [a]	626,480
Parker Hannifin	26,350 [b]	1,589,168			47,465,392
Raytheon	43,530 [b]	2,448,127	Materials—2.0%
Stanley Works	31,910 [b]	1,826,848	Dow Chemical	57,550 [b]	1,629,241
Textron	69,710 [b]	1,388,623	E.I. du Pont de Nemours & Co.	57,970 [b]	1,954,748
		19,300,736			3,583,989

38

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.9%	Shares	Value ($)
Telecommunication Services—2.9%			Registered Investment Company;
AT & T	120,140 [b]	2,980,673	Dreyfus Institutional Preferred
QUALCOMM	59,440 [b]	2,180,854	Plus Money Market Fund
		5,161,527	(cost $3,288,000)	3,288,000 [c]	3,288,000
Utilities—2.5%
American Electric Power	31,370 [b]	1,054,659	Total Investments
			(cost $214,209,107)	130.9%	230,085,074
PG & E	31,350 [b]	1,314,192
Public Service Enterprise Group	68,890 [b]	2,047,411	Liabilities, Less Cash
		4,416,262	and Receivables	(30.9%)	(54,296,117)
Total Common Stocks			Net Assets	100.0%	175,788,957
(cost $210,921,107)		226,797,074

ADR—American Depository Receipts
a Held by a broker as collateral for open short positions.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
		Value (%)			Value (%)
Information Technology		27.0	Energy		10.9
Health Care		22.9	Telecommunication Services		2.9
Consumer Discretionary		21.5	Utilities		2.5
Consumer Staples		15.5	Materials		2.0
Financial		12.8	Money Market Investment		1.9
Industrial		11.0			130.9

† Based on net assets.
See notes to financial statements.

The Funds 39

STATEMENT OF SECURITIES SOLD SHORT
February 28, 2010 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—29.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—6.7%			Health Care (continued)
Advance Auto Parts	40,620	1,657,296	C.R. Bard	16,980	1,422,584
Family Dollar Stores	52,890	1,744,841	Covance	12,010 [a]	680,006
Genuine Parts	30,780	1,242,281	Coventry Health Care	12,200 [a]	282,796
J.C. Penney	72,220	1,991,828	Dentsply International	16,360	541,353
McDonald’s	12,420	793,017	Gen-Probe	27,520 [a]	1,240,602
Ross Stores	31,590	1,545,067	Haemonetics	20,830 [a]	1,114,197
Starwood Hotels &			Novo Nordisk, ADR	8,510	605,231
Resorts Worldwide	21,920 [b]	848,305	Techne	12,870	822,650
Tim Hortons	25,510	773,718	VCA Antech	18,560 [a]	442,099
Wynn Resorts	18,210	1,157,610			11,389,206
		11,753,962	Industrials—1.6%
Consumer Staples—5.4%			JB Hunt Transport Services	35,350	1,254,218
Avon Products	32,380	985,647	Southwest Airlines	121,330	1,526,331
Brown-Forman, Cl. B	33,512	1,754,688			2,780,549
Constellation Brands, Cl. A	51,680 [a]	777,267	Information
Flowers Foods	97,810	2,493,177	Technology—6.4%
General Mills	10,470	753,945	Adobe Systems	21,770 [a]	754,331
Hain Celestial Group	59,010 [a]	936,489	Corning	41,500	731,645
H.J. Heinz	19,480	894,132	Intel	25,480	523,104
Hormel Foods	21,150	869,477	Intuit	19,820 [a]	641,375
		9,464,822	Linear Technology	24,540	666,752
Energy—2.0%			McAfee	17,680 [a]	701,719
Baker Hughes	19,500	934,440	National Semiconductor	72,980	1,056,750
Comstock Resources	12,670 [a]	437,368	Nokia, ADR	43,560	586,753
First Solar	14,728 [a]	1,559,695	Palm	196,480 [a]	1,198,528
Range Resources	10,390	525,838	SAP, ADR	21,660	965,603
		3,457,341	Western Digital	21,180 [a]	818,183
Exchange Traded Funds—.4%			Telefonaktiebolaget
Standard & Poor’s Depository			LM Ericsson, ADR	157,300	1,574,573
Receipts S&P 500 ETF Trust	6,710	743,065	Yahoo!	68,240 [a]	1,044,755
Health Care—6.5%					11,264,071
Allergan	7,800	455,755	Materials—.1%
AstraZeneca, ADR	34,110	1,504,933	Sigma-Aldrich	6,990	333,353
Auxilium Pharmaceuticals	17,220 [a]	520,044	Telecommunication
Becton, Dickinson & Co.	8,970	698,494	Services—.2%
CareFusion	28,730 [a]	725,145	Verizon Communications	13,210	382,165
Charles River			Total Securities Sold Short
Laboratories International	8,790 [a]	333,317	(proceeds $51,008,044)	29.3%	51,568,534

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in real estate investment trust.

See notes to financial statements.

40

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—98.7%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—12.6%			Industrial—9.9%
Costco Wholesale	47,085	2,870,772	Caterpillar	69,365	3,957,273
Johnson Controls	142,095	4,419,155	Honeywell International	119,825	4,812,172
Lowe’s	165,820	3,931,592	Ingersoll-Rand	118,685	3,787,238
Walt Disney	153,585	4,797,995			12,556,683
		16,019,514	Information Technology—21.3%
Consumer Staples—9.1%			Apple	36,916 [a]	7,553,752
Avon Products	117,285	3,570,155	Google, Cl. A	12,115 [a]	6,382,182
Kraft Foods, Cl. A	117,985	3,354,314	Marvell Technology Group	252,340 [a]	4,875,209
Philip Morris International	95,765	4,690,570	MasterCard, Cl. A	19,071	4,278,960
		11,615,039	Research In Motion	57,965 [a]	4,108,559
Energy—15.4%					27,198,662
Chevron	52,950	3,828,285	Materials—6.2%
Halliburton	116,545	3,513,832	Air Products & Chemicals	49,030	3,362,478
Occidental Petroleum	60,015	4,792,198	Cliffs Natural Resources	80,365	4,532,586
Questar	90,825	3,813,742			7,895,064
Southwestern Energy	86,375 [a]	3,675,256	Total Common Stocks
		19,623,313	(cost $124,577,260)		125,815,715
Financial—13.1%
Aflac	79,760	3,944,132	Other Investment—3.0%
Invesco	175,290	3,435,684	Registered Investment Company;
JPMorgan Chase & Co.	114,260	4,795,492	Dreyfus Institutional Preferred
U.S. Bancorp	184,705	4,545,590	Plus Money Market Fund
		16,720,898	(cost $3,785,000)	3,785,000 [b]	3,785,000
Health Care—11.1%			Total Investments
Abbott Laboratories	55,280	3,000,599	(cost $128,362,260)	101.7%	129,600,715
Covidien	74,505	3,659,686
			Liabilities, Less Cash
Gilead Sciences	86,740 [a]	4,129,691	and Receivables	(1.7%)	(2,190,896)
Teva Pharmaceutical Industries, ADR	56,600	3,396,566
			Net Assets	100.0%	127,409,819
		14,186,542

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	21.3	Industrial		9.9
Energy	15.4	Consumer Staples		9.1
Financial	13.1	Materials		6.2
Consumer Discretionary	12.6	Money Market Investment		3.0
Health Care	11.1			101.7

† Based on net assets.
See notes to financial statements.
			The Funds	41

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Small/Mid Cap Fund
Common Stocks—98.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—17.8%			Financial—21.4%
7 Days Group Holdings, ADR	94,720	1,213,363	Affiliated Managers Group	13,910 [a]	989,418
Abercrombie & Fitch, Cl. A	26,695	972,232	Arch Capital Group	14,165 [a]	1,047,927
American Eagle Outfitters	45,020	759,487	Assured Guaranty	52,505	1,107,855
ArvinMeritor	109,595 [a]	1,277,878	Axis Capital Holdings	24,500	770,525
Bally Technologies	23,690 [a]	981,003	BPW Acquisition	62,875 [a]	662,702
Gymboree	23,250 [a]	1,011,375	Brandywine Realty Trust	105,635 [b]	1,184,168
hhgregg	45,795 [a]	955,742	Centerstate Banks	88,735	953,014
KB Home	46,250	752,950	Chimera Investment	163,485	653,940
Las Vegas Sands	70,557 [a]	1,173,363	Douglas Emmett	63,185	890,277
Macy’s	63,750	1,220,813	Enstar Group	6,404 [a]	403,516
MDC Partners, Cl. A	114,355	1,068,076	Everest Re Group	5,865	500,988
Morgans Hotel Group	113,140 [a]	479,714	Fidelity National Financial, Cl. A	40,870	582,398
Navistar International	19,080 [a]	747,173	First Niagara Financial Group	42,075	590,733
Phillips-Van Heusen	17,675	769,216	FirstMerit	35,830	757,446
Regal Entertainment Group, Cl. A	53,005	791,895	Forest City Enterprises, Cl. A	67,765 [a]	813,180
Saks	80,630 [a]	562,797	Forestar Group	46,645 [a]	827,482
Standard-Pacific	209,985 [a]	886,137	Hancock Holding	16,400	661,248
Tenneco	36,140 [a]	728,582	Hartford Financial Services Group	24,259	591,192
TiVo	91,520 [a]	867,610	Host Hotels & Resorts	78,630 [b]	920,757
Urban Outfitters	30,065 [a]	968,394	Huntington Bancshares	251,700	1,210,677
Vail Resorts	22,535 [a]	811,485	KeyCorp	146,655	1,048,583
Vitamin Shoppe	100,600 [a]	1,998,922	KKR Financial Holdings	187,015 [b]	1,307,235
WABCO Holdings	31,955	854,477	Och-Ziff Capital
WMS Industries	14,525 [a]	550,933	Management Group, Cl. A	92,955	1,269,765
		22,403,617	PartnerRe	9,985	794,906
Consumer Staples—2.0%			SCBT Financial	19,310	702,112
J & J Snack Foods	29,310	1,251,830	SLM	115,340 [a]	1,289,501
McCormick & Co.	16,325	605,821	SunTrust Banks	38,250	910,733
Watsco	11,255	650,989	SVB Financial Group	19,420 [a]	865,355
		2,508,640	Territorial Bancorp	52,785	1,044,087
Energy—5.6%			Universal American	48,010 [a]	691,824
Atlas Energy	23,680	772,915	Webster Financial	53,380	854,080
Atmos Energy	29,800	818,308			26,897,624
Cabot Oil & Gas	22,730	912,382	Health Care—11.0%
Complete Production Services	56,520 [a]	789,019	Alexion Pharmaceuticals	21,500 [a]	1,064,680
Forest Oil	38,310 [a]	1,038,201	Emergent Biosolutions	70,300 [a]	1,030,598
New Jersey Resources	22,535	820,725	ev3	59,830 [a]	870,526
PetroHawk Energy	37,550 [a]	803,570	Genoptix	37,590 [a]	1,224,306
Rex Energy	73,805 [a]	1,021,461	Healthcare Services Group	32,780	719,849
		6,976,581	Healthsouth	45,510 [a]	787,323

42

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information
Human Genome Sciences	35,590 [a]	1,001,859	Technology (continued)
ICON, ADR	36,820 [a]	867,111	Ceva	72,585 [a]	848,519
Illumina	9,785 [a]	355,391	Equinix	6,600 [a]	623,502
Inspire Pharmaceuticals	183,880 [a]	1,136,378	F5 Networks	19,420 [a]	1,083,636
Lincare Holdings	17,885 [a]	718,262	Itron	11,180 [a]	748,501
Savient Pharmaceuticals	63,810 [a]	860,159	Netezza	817 [a]	7,467
Vanda Pharmaceuticals	65,445 [a]	672,120	ON Semiconductor	94,515 [a]	752,339
ViroPharma	111,480 [a]	1,389,041	OpenTable	35,995	1,226,710
Volcano	51,895 [a]	1,068,518	OPNET Technologies	70,015	1,038,322
		13,766,121	Priceline.com	3,050 [a]	691,618
Industrials—14.8%			Rackspace Hosting	27,080 [a]	536,996
Advanced Energy Industries	55,840 [a]	810,797	Riverbed Technology	21,305 [a]	580,561
AGCO	26,760 [a]	916,530	Rovi	31,290 [a]	1,048,215
AMETEK	21,515	839,946	Sybase	20,965 [a]	930,636
AMR	98,820 [a]	908,156	Tech Data	16,245 [a]	695,936
BE Aerospace	30,930 [a]	801,087	Varian Semiconductor
Cenveo	205,310 [a]	1,531,613	Equipment Associates	31,210 [a]	938,797
China Digital TV Holding, ADR	131,480 [a]	996,618	Vishay Intertechnology	85,580 [a]	877,195
Cooper Industries, Cl. A	14,640	664,070	Websense	43,980 [a]	943,811
Cummins	12,695	720,822	Zoran	71,455 [a]	810,300
Goodrich	9,775	641,533			15,900,477
Harsco	24,335	730,537	Materials—6.4%
Heidrick & Struggles			AK Steel Holding	37,080	798,332
International	24,235	653,618	Alpha Natural Resources	24,300 [a]	1,118,043
JA Solar Holdings, ADR	104,565 [a]	518,642	Century Aluminum	37,135 [a]	452,676
JB Hunt Transport Services	21,695	769,739	Cliffs Natural Resources	13,670	770,988
Joy Global	17,210	874,268	Cytec Industries	18,505	789,608
Kansas City Southern	19,380 [a]	664,734	Ferro	117,915 [a]	965,724
KBR	28,225	584,540	Globe Specialty Metals	86,965 [a]	892,261
Lender Processing Services	16,250	620,425	Louisiana-Pacific	86,925 [a]	661,499
Manpower	14,220	732,614	Temple-Inland	55,700	1,037,134
Middleby	12,775 [a]	592,632	Thompson Creek Metals	44,080 [a]	606,100
Roper Industries	17,895	992,099			8,092,365
Spirit Aerosystems			Telecommunication
Holdings, Cl. A	28,525 [a]	545,398	Services—2.6%
Tetra Tech	27,300 [a]	571,116	Aruba Networks	73,890	866,730
Toll Brothers	50,620 [a]	953,175	Ciena	58,420 [a]	837,743
		18,634,709	NTELOS Holdings	34,040	581,403
Information Technology—12.6%			SBA Communications, Cl. A	28,580 [a]	1,010,589
ArcSight	56,620 [a]	1,517,416			3,296,465

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—3.8%	Shares	Value ($)
Utilities—3.8%			Registered Investment Company;
DPL	40,920	1,086,017	Dreyfus Institutional Preferred
EnerNOC	48,880 [a]	1,292,387	Plus Money Market Fund
ITC Holdings	22,040	1,176,495	(cost $4,792,000)	4,792,000 [c]	4,792,000
Pepco Holdings	69,475	1,168,570	Total Investments (cost $124,905,100)	101.8%	127,992,068
		4,723,469
			Liabilities, Less Cash and Receivables	(1.8%)	(2,289,754)
Total Common Stocks
(cost $120,113,100)		123,200,068	Net Assets	100.0%	125,702,314

ADR—American Depository Receipts
a Non-income producing security.
b Investment in real estate investment trust.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
		Value (%)			Value (%)
Financial		21.4	Energy		5.6
Consumer Discretionary		17.8	Money Market Investment		3.8
Industrial		14.8	Utilities		3.8
Information Technology		12.6	Telecommunication Services		2.6
Health Care		11.0	Consumer Staples		2.0
Materials		6.4			101.8

† Based on net assets.
See notes to financial statements.

44

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon International Fund
Common Stocks—98.1%	Shares	Value ($)		Shares	Value ($)
Australia—5.6%			France (continued)
AGL Energy	158,480	2,040,972	Societe Generale	173,912	9,567,054
Amcor	955,771	5,079,423	Technip	29,760	2,119,346
AWE	530,200 [a]	1,197,419	Total	398,782	22,252,296
BHP Billiton	105,530	3,887,081	Vallourec	12,640	2,415,610
BlueScope Steel	1,200,600	2,603,872	Vinci	65,010	3,403,642
Commonwealth Bank of Australia	106,370	5,140,139	Vivendi	284,595	7,169,128
Foster’s Group	1,126,984	5,443,928			141,654,967
Incitec Pivot	328,431	953,663	Germany—7.3%
Insurance Australia Group	1,932,251	6,840,164	Allianz	30,641	3,538,068
Macquarie Group	52,350	2,123,426	BASF	86,310	4,846,711
National Australia Bank	561,959	12,812,315	Bayer	158,634	10,512,959
Nufarm	475,460	4,146,032	Daimler	126,820	5,294,528
Qantas Airways	1,453,910	3,439,912	Deutsche Lufthansa	244,536	3,649,393
Stockland	900,280	3,275,741	Deutsche Telekom	243,740	3,136,360
Westfield Group	335,778	3,617,117	E.ON	351,950	12,534,385
Westpac Banking	79,291	1,856,817	GEA Group	106,602	1,991,530
		64,458,021	HeidelbergCement	100,841	5,138,854
Austria—.3%			Lanxess	52,340	1,924,265
Erste Group Bank	80,691	3,040,196	Metro	93,230	4,780,196
Belgium—.1%			Muenchener Rueckversicherungs	35,840	5,546,318
KBC Groep	30,480 [a]	1,378,324	Rheinmetall	22,160	1,387,716
Denmark—.3%			RWE	101,153	8,578,171
Carlsberg, Cl. B	45,560	3,518,530	Salzgitter	30,744	2,713,124
Finland—2.2%			Siemens	71,080	6,096,581
Fortum	105,290	2,682,429	United Internet	89,880 [a]	1,390,301
Nokia	1,401,741	18,886,475	Wincor Nixdorf	20,150	1,365,969
UPM-Kymmene	308,703	3,310,234			84,425,429
		24,879,138	Greece—.4%
France—12.3%			Public Power	321,297 [a]	4,834,330
Atos Origin	43,650 [a]	2,034,206	Hong Kong—2.5%
AXA	249,670	5,026,377	BOC Hong Kong Holdings	1,482,100	3,341,439
BNP Paribas	72,430	5,239,932	Esprit Holdings	1,081,987	7,715,386
Cap Gemini	73,832	3,401,560	Hang Seng Bank	252,000	3,684,804
Carrefour	173,016	7,982,907	Hongkong Land Holdings	827,000	3,804,200
Credit Agricole	538,675	8,009,710	Hutchison Whampoa	964,700	6,922,540
Danone	122,715	7,176,755	Johnson Electric Holdings	2,526,500 [a]	1,292,194
France Telecom	552,193	12,951,422	New World Development	974,829	1,788,366
GDF Suez	279,713	10,272,140			28,548,929
Lagardere	91,022	3,323,468	Ireland—.3%
Legrand	45,270	1,417,461	CRH	55,715	1,265,422
Rhodia	143,660 [a]	2,731,770	Dragon Oil	262,020 [a]	1,809,872
Sanofi-Aventis	343,962	25,160,183			3,075,294

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Italy—3.4%			Japan (continued)
Banco Popolare	657,630 [a]	4,186,302	Mitsui OSK Lines	529,000	3,411,751
Enel	414,130	2,245,742	Murata Manufacturing	119,070	6,312,338
ENI	435,774	9,832,210	NEC	1,505,000	4,184,085
Finmeccanica	562,786	7,276,216	NGK Spark Plug	117,100	1,381,291
Fondiaria-Sai	131,350	1,910,155	Nintendo	8,920	2,426,658
Saras	1,977,212	4,539,188	Nippon Express	820,000	3,378,018
Terna Rete Elettrica Nazionale	374,100	1,537,101	Nomura Holdings	1,036,300	7,651,672
UniCredit	1,082,120 [a]	2,736,243	Panasonic	331,100	4,602,493
Unipol Gruppo Finanziario	3,960,437 [a]	4,413,967	Rengo	310,000	1,967,922
		38,677,124	Ricoh	183,800	2,550,795
Japan—24.4%			Ryohin Keikaku	99,400	4,161,945
Aeon	131,410	1,351,890	Sankyo	164,300	7,933,446
Asahi Kasei	484,000	2,522,280	Secom	59,300	2,723,215
Astellas Pharma	237,400	8,938,072	Sekisui Chemical	222,700	1,473,888
Bridgestone	366,600	6,428,756	Seven & I Holdings	768,200	17,327,625
Canon	125,300	5,211,137	Shimizu	1,260,000	4,878,609
Central Japan Railway	710	5,378,243	Shin-Etsu Chemical	102,400	5,509,280
Chuo Mitsui Trust Holdings	2,529,860	9,111,995	Softbank	89,300	2,338,917
Credit Saison	259,700	3,308,913	Sumitomo	351,700	3,831,905
Daihatsu Motor	246,000	2,350,768	Sumitomo Mitsui Financial Group	432,400	13,899,875
Daito Trust Construction	44,700	2,186,071	Sumitomo Trust & Banking	249,000	1,406,922
Daiwa House Industry	550,890	5,902,946	Takashimaya	213,620	1,649,427
East Japan Railway	125,800	8,665,609	Tokai Rika	81,000	1,457,809
Fujitsu	1,014,000	6,585,379	Tokyo Electron	36,200	2,236,907
Hino Motors	993,000	3,699,510	Tokyo Gas	2,264,830	9,865,375
Honda Motor	139,800	4,846,463	Tokyo Steel Manufacturing	600,400	6,642,953
INPEX	361	2,641,117	Toyoda Gosei	109,900	2,850,015
JS Group	189,100	3,726,874	Toyota Motor	245,500	9,201,587
Kaneka	353,000	2,105,802	Trend Micro	60,500	2,087,146
Kao	80,300	2,053,482	Yahoo! Japan	6,258	2,342,040
KDDI	1,272	6,786,291	Yamato Holdings	334,300	4,455,076
Keihin	263,800	4,611,193			280,217,755
Lawson	106,700	4,665,761	Luxembourg—.2%
Makita	77,600	2,484,912	Millicom International Cellular, SDR	29,640	2,506,791
Medipal Holdings	44,600	527,600	Netherlands—2.3%
Mitsubishi	179,900	4,495,222	Aegon	802,532 [a]	5,059,536
Mitsubishi Chemical Holdings	944,500	4,284,242	European Aeronautic
Mitsubishi Gas Chemical	869,000	4,694,918	Defence and Space	249,102	5,140,442
Mitsubishi UFJ Financial Group	2,871,400	14,511,324	ING Groep	209,150 [a]	1,869,648

46

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Netherlands (continued)			Switzerland (continued)
Koninklijke Vopak	29,320 [a]	2,156,282	Swiss Life Holding	11,840 [a]	1,492,330
Royal Dutch Shell, Cl. A	291,721	7,950,430	UBS	435,764 [a]	6,007,601
TNT	158,650	4,106,667			88,899,685
		26,283,005	United Kingdom—22.0%
Norway—1.0%			Anglo American	299,613 [a]	10,918,774
DNB NOR	175,800 [a]	1,909,964	Aviva	575,760	3,426,537
Norsk Hydro	299,400 [a]	2,016,537	BAE Systems	1,340,701	7,651,862
Petroleum Geo-Services	170,600 [a]	2,160,937	Barclays	730,690	3,481,758
Songa Offshore	392,200 [a]	1,918,124	Berkeley Group Holdings	291,920	3,302,805
Telenor	319,800 [a]	4,042,689	BP	2,741,233	24,188,825
		12,048,251	British American Tobacco	230,890	7,849,246
Papua New Guinea—.3%			BT Group	1,802,760	3,158,445
Lihir Gold	1,247,150	2,961,900	Centrica	2,035,955	8,683,124
Singapore—1.8%			Compass Group	539,250	4,009,306
DBS Group Holdings	1,262,266	12,571,476	Cookson Group	308,215 [a]	2,161,857
SembCorp Marine	1,091,000	2,879,427	GlaxoSmithKline	1,128,840	20,896,157
United Overseas Bank	365,000	4,840,009	Home Retail Group	1,074,460	4,177,782
		20,290,912	HSBC Holdings	2,365,210	25,952,321
Spain—2.2%			IMI	401,810	3,461,661
Banco Bilbao Vizcaya Argentaria	228,730	2,974,362	Imperial Tobacco Group	135,140	4,216,042
Banco Santander	536,230	6,972,304	Kingfisher	725,640	2,378,894
Gamesa Tecnologica	435,830	5,424,137	Legal & General Group	1,975,440	2,323,888
Grifols	315,550	4,769,342	Lonmin	26,438 [a]	728,454
Iberdrola	661,206	5,324,581	Old Mutual	1,406,000 [a]	2,431,161
		25,464,726	QinetiQ Group	1,833,918	3,526,228
Sweden—1.4%			Reed Elsevier	412,362	3,093,564
Electrolux, Ser. B	155,510 [a]	3,302,226	Resolution	6,252,174 [a]	6,887,859
Investor, Cl. B	308,110	5,466,621	Rexam	994,768	4,233,475
Telefonaktiebolaget LM Ericsson, Cl. B	704,397	7,044,168	Rio Tinto	146,230	7,500,804
		15,813,015	Royal Dutch Shell, Cl. A	562,769	15,360,259
Switzerland—7.7%			Royal Dutch Shell, Cl. B	387,810	10,150,283
Adecco	37,290	1,853,652	Tesco	406,200	2,599,525
Clariant	274,914 [a]	2,978,821	Thomas Cook Group	1,284,010	4,616,656
Credit Suisse Group	119,140	5,290,182	Unilever	630,540	18,498,353
Lonza Group	34,881	2,746,970	United Utilities Group	420,670	3,486,233
Nestle	501,630	24,958,923	Vodafone Group	9,305,365	20,061,636
Novartis	406,042	22,584,137	Wellstream Holdings	335,920	2,561,069
Petroplus Holdings	126,850 [a]	1,916,477	WPP	512,218	4,717,448
Roche Holding	114,195	19,070,592			252,692,291

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.3%	Shares	Value ($)
United States—.1%			Registered Investment Company;
iShares MSCI EAFE Index Fund	13,070	687,743	Dreyfus Institutional Preferred
Total Common Stocks			Plus Money Market Fund
(cost $1,124,282,780)		1,126,356,356	(cost $3,500,000)	3,500,000 [b] 3,500,000
			Total Investments
Preferred Stocks—.2%			(cost $1,129,878,638)	98.6%	1,131,883,074
Germany			Cash and Receivables (Net)	1.4%	15,522,919
Volkswagen
			Net Assets	100.0%	1,147,405,993
(cost $2,095,858)	24,890	2,026,718

SDR—Swedish Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	23.2	Utilities	6.1
Consumer Discretionary	10.5	Telecommunication Services	5.5
Energy	10.0	Information Technology	5.3
Health Care	10.0	Money Market Investment	.3
Industrial	10.0	Exchange Traded Funds	.1
Consumer Staples	9.3
Materials	8.3		98.6

† Based on net assets.
See notes to financial statements.

48

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Emerging Markets Fund

Common Stocks—85.8%	Shares	Value ($)		Shares	Value ($)

Brazil—5.5%			China (continued)

Banco Santander Brasil, ADR	624,520	7,469,259	Huaneng Power International, ADR	52,940	1,262,619

Centrais Eletricas Brasileiras	110,603	1,432,150	Huaneng Power International, Cl. H	8,820,200	5,306,562

Cia de Saneamento Basico do			Industrial & Commercial

Estado de Sao Paulo	103,908	1,745,073	Bank of China, Cl. H	22,858,000	16,166,967

Cia de Saneamento Basico do			Lumena Resources	11,552,000	3,393,204

Estado de Sao Paulo, ADR	7,420	252,948	Perfect World, ADR	172,390 [a]	6,819,748

Cia de Saneamento de			PetroChina, ADR	48,060	5,378,875

Minas Gerais—Copasa	320,400	4,485,582	PetroChina, Cl. H	16,228,000	18,126,004

Cielo	428,300	3,353,593	Renhe Commercial Holdings	25,060,000	5,746,707

Empresa Brasileira de			Shandong Chenming Paper, Cl. H	4,904,000	3,177,872
Aeronautica, ADR	134,440	2,952,302
			Sinotrans, Cl. H	17,426,600	4,714,655
Fleury	454,900	5,031,929
			Soho China	9,124,000	4,490,210
Gafisa	856,600	6,493,883
			Sohu.com	19,630 [a]	1,005,252
Grendene	688,110	3,522,130
			TPV Technology	3,627,680	2,430,246
Marfrig Alimentos	352,600	4,109,098
			Weichai Power, Cl. H	995,000	7,543,754
Obrascon Huarte Lain Brasil	120,200	2,522,860
			Weiqiao Textile, Cl. H	5,978,900	4,151,720
Petroleo Brasileiro, ADR	179,300	7,647,145
			Yanzhou Coal Mining, Cl. H	4,294,000	9,083,499
Porto Seguro	438,000	4,374,789
			Zhejiang Expressway, Cl. H	3,538,000	3,199,727
Redecard	358,100	5,211,538
					182,706,011
Rossi Residencial	890,000	6,953,933
			Egypt—.3%
Totvs	50,700	3,072,047
			Telecom Egypt	1,427,830	5,045,519
Tractebel Energia	168,510	1,931,130
			Hong Kong—4.7%
Vale, ADR	506,170	14,101,896
			China Agri-Industries Holdings	5,778,519	8,293,154
		86,663,285
			China Mobile	1,822,900	17,989,106
Chile—.3%
			China Mobile, ADR	192,280	9,504,400
Lan Airlines, ADR	254,020	4,519,016
			China Power International

China—11.5%			Development	16,616,920 [a]	4,046,041

Anhui Expressway, Cl. H	1,090,000	721,785	China Unicom Hong Kong	1,440,514	1,727,767

Asia Cement China Holdings	6,850,000	3,635,848	CNOOC	436,000	687,521

Bank of China, Cl. H	17,365,000	8,434,010	CNOOC, ADR	13,250	2,084,092

Bosideng International Holdings	8,220,000	1,747,325	Cosco Pacific	1,981,013	3,088,095

China Construction Bank, Cl. H	28,528,990	21,574,586	Denway Motors	8,646,700	4,834,573

China Life Insurance, Cl. H	2,037,000	9,040,620	Global Bio-Chem Technology Group	13,348,800	3,611,432

China Molybdenum, Cl. H	791,000	619,581	Hutchison Whampoa	618,000	4,434,673

China Pacific Insurance Group, Cl. H	407,000 [a]	1,664,777	NWS Holdings	2,968,871	5,041,093

China Petroleum & Chemical, Cl. H	11,710,000	9,187,390	Shanghai Industrial Holdings	1,237,000	5,314,758

China Railway Construction, Cl. H	5,161,000	6,795,208	Tianjin Development Holdings	6,676,000	4,154,143

E-House China Holdings, ADR	249,550 [a]	4,367,125			74,810,848

Fuqi International	207,190 [a]	3,822,656	Hungary—.2%

Great Wall Motor, Cl. H	3,980,000	5,999,111	MOL Hungarian Oil and Gas	30,840 [a]	2,771,783
Harbin Power Equipment, Cl. H	3,848,000	3,098,368

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
India—7.4%			Israel—1.9%
Ambuja Cements	672,960	1,515,281	Bank Hapoalim	189,760 [a]	787,863
Andhra Bank	806,102	1,728,298	Bank Leumi Le-Israel	1,362,000 [a]	5,759,397
Balrampur Chini Mills	1,260,610	2,881,762	Makhteshim-Agan Industries	683,310	3,482,548
Bank of Baroda	428,570	5,379,520	Teva Pharmaceutical Industries, ADR	340,790	20,450,808
Bank of India	1,146,850	8,228,398			30,480,616
Bharat Petroleum	240,878	2,879,352	Malaysia—2.1%
Bharti Airtel	1,545,410	9,359,871	Gamuda	5,165,600	4,201,648
Canara Bank	459,400	3,776,416	Genting Malaysia	9,850,960	7,868,040
Chambal Fertilizers & Chemicals	3,869,140	5,207,247	Hong Leong Bank	989,300	2,440,206
Glenmark Pharmaceuticals	708,180	3,821,622	Kulim Malaysia	1,566,800	3,271,164
Grasim Industries	61,021	3,537,859	Malayan Banking	6,723,402	13,760,714
Hindalco Industries	1,318,540	4,541,093	Tenaga Nasional	858,010	2,005,509
Hindustan Petroleum	545,213	4,072,765			33,547,281
India Cements	2,611,005	6,640,173	Mexico—2.4%
Indian Bank	932,938	3,314,505	America Movil, ADR, Ser. L	373,230	16,634,861
Jet Airways India	95,016 [a]	830,733	Consorcio ARA	3,395,900 [a]	2,317,367
Mahanagar Telephone Nigam	1,705,396	2,657,688	Desarrolladora Homex, ADR	112,330 [a]	3,071,102
Mahanagar Telephone Nigam, ADR	274,750	848,978	Embotelladoras Arca	1,358,240	4,448,315
Oil & Natural Gas	238,448	5,775,717	Empresas ICA	1,391,600 [a]	3,086,298
Oriental Bank Of Commerce	16,276	96,551	Fomento Economico Mexicano, ADR	65,440	2,800,832
Patni Computer Systems, ADR	186,650	3,876,721	Grupo Continental	1,381,390	3,675,520
Reliance Industries	397,152	8,396,714	Industrias CH, Ser. B	423,000 [a]	1,377,074
Rolta India	497,790	1,908,520			37,411,369
State Bank of India	125,200	5,233,651	Philippines—.2%
State Bank of India, GDR	101,710 [b]	8,787,744	Bank of the Philippine Islands	1,385,961	1,412,253
Tata Consultancy Services	435,040	7,177,967	Metropolitan Bank & Trust	415,300	400,669
Tata Steel	345,330	4,189,472	Union Bank of the Philippines	1,171,900	952,764
Union Bank of India	17,630	97,331			2,765,686
		116,761,949	Poland—.9%
Indonesia—2.3%			Asseco Poland	194,740	3,728,320
Astra International	1,706,500	6,626,741	Bank Pekao	17,250 [a]	937,455
Bank Mandiri	9,666,500	4,633,914	KGHM Polska Miedz	175,040	5,826,004
Gudang Garam	1,457,000	4,065,865	Telekomunikacja Polska	710,740	3,798,728
Indofood Sukses Makmur	18,645,000	7,589,823			14,290,507
Indosat	4,489,000	2,452,480	Russia—6.0%
International Nickel Indonesia	7,237,500	2,926,788	Gazprom, ADR	1,756,730	39,069,675
Medcco Energi Internasional	1,526,000	404,590	LUKOIL, ADR	480,040	25,202,100
Telekomunikasi Indonesia	3,584,900	3,187,431	Magnitogorsk Iron &
United Tractors	1,953,000	3,587,997	Steel Works, GDR	537,520 [a,b,c]	7,089,889
		35,475,629	MMC Norilsk Nickel, ADR	856,553 [a]	12,925,385

50

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Russia (continued)			South Korea (continued)
Vimpel-Communications, ADR	599,590	11,122,395	KB Financial Group	163,178	6,858,287
		95,409,444	KB Financial Group, ADR	18,870	790,087
South Africa—7.4%			Korea Electric Power	392,495	12,554,155
ABSA Group	237,310	4,080,902	Korea Investment Holdings	161,100	4,208,406
African Rainbow Minerals	223,150	5,316,879	Korean Reinsurance	380,310	3,442,758
Anglo Platinum	29,770 [a]	2,754,376	KT	170,690	6,563,302
AngloGold Ashanti, ADR	137,207	4,991,590	KT & G	86,892	4,809,437
ArcelorMittal South Africa	337,918	5,105,198	KT, ADR	243,930	4,678,577
Aveng	1,462,571	7,083,219	Kukdo Chemical	79,030	1,907,785
Barloworld	783,780	4,100,319	LG Electronics	30,166	2,782,793
Bidvest Group	345,080	5,898,422	Lotte Chilsung Beverage	949 [a]	663,539
FirstRand	1,972,334	4,645,744	Lotte Shopping	13,669	3,759,299
Gold Fields	363,620	4,183,572	Nong Shim	21,237	4,009,745
Gold Fields, ADR	299,260	3,438,497	OCI	26,389	4,015,569
JD Group	731,028	4,051,538	POSCO	37,026	16,918,510
Metropolitan Holdings	3,545,400	6,422,809	POSCO, ADR	17,170	1,982,448
MTN Group	1,406,039	20,373,683	S-Oil	107,705	5,051,429
Murray & Roberts Holdings	1,202,900	6,012,553	Samsung Electronics	77,200	49,518,752
Nampak	2,432,353	5,165,502	Samsung Fire & Marine Insurance	29,772	4,735,696
Nedbank Group	217,389	3,378,010	Shinhan Financial Group	422,503	15,098,499
Sappi	817,867 [a]	3,125,316	SK Telecom	16,422	2,442,275
Sasol	195,883	7,151,727	SK Telecom, ADR	342,280	5,709,230
Sasol, ADR	39,170	1,434,797	Tong Yang Life Insurance	407,730	4,868,575
Standard Bank Group	195,190	2,716,105	Youngone	469,648	3,854,685
Telkom	601,520	2,613,272	Youngone Holdings	207,432	5,356,141
Vodacom Group	522,290	3,635,233	Yuhan	44,551	6,260,723
		117,679,263			236,230,050
South Korea—14.9%			Taiwan—11.4%
Busan Bank	615,620	6,183,268	Advanced Semiconductor
Chong Kun Dang Pharmaceutical	131,620	2,224,116	Engineering	5,771,000	4,588,370
CJ Cheiljedang	11,801	2,131,485	Asia Cement	6,224,920	5,706,217
Daegu Bank	462,460	5,900,860	Asustek Computer	1,775,166	3,132,727
Daehan Steel	220,730	2,445,366	AU Optronics, ADR	141,340	1,465,696
Honam Petrochemical	32,110 [a]	3,308,169	Catcher Technology	2,332,000	4,762,522
Hyosung	64,161	4,840,148	Cathay Financial Holding	1,852,000 [a]	2,985,374
Hyundai Development	190,610	5,488,727	Chang Hwa Commercial Bank	6,701,000	2,956,400
Hyundai Mobis	82,099	10,510,994	China Steel	5,876,111	5,899,471
Hyundai Motor	20,062	1,989,077	Chinatrust Financial Holding	8,582,375	4,656,117
Jinro	32,770	1,004,374	Compal Electronics	6,780,786	9,725,346
Kangwon Land	517,580	7,362,764	CTCI	4,751,000	4,695,820

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Taiwan (continued)			Turkey (continued)
First Financial Holding	13,099,792	7,045,644	Anadolu Hayat Emeklilik	1,068,520 [d]	3,219,724
Fubon Financial Holding	2,287,000 [a]	2,531,405	Anadolu Sigorta	2,818,126	2,332,494
HON HAI Precision Industry	3,947,400	15,630,830	Asya Katilim Bankasi	2,351,580 [a]	5,534,918
HTC	563,000	5,687,489	Haci Omer Sabanci Holding	1,144,364	4,328,826
Lite-On Technology	6,191,874	7,973,323	KOC Holding	1,422,590 [a,d]	4,231,435
Mega Financial Holding	2,625,000	1,452,763	Turk Sise ve Cam Fabrikalari	1,900,537 [a]	2,212,070
Nan Ya Printed Circuit Board	1,227,970	4,824,202	Turkcell Iletisim Hizmet	455,910	2,667,951
Powertech Technology	2,093,250	7,114,015	Turkcell Iletisim Hizmet, ADR	192,520	2,851,221
Quanta Computer	7,558,493	15,436,317	Turkiye Is Bankasi, Cl. C	3,094,615	8,564,470
SinoPac Financial Holdings	16,937,225 [a]	5,465,750			36,898,174
Taishin Financial Holdings	15,801,725 [a]	5,321,027	United Kingdom—.1%
Taiwan Semiconductor			JKX Oil & Gas	274,330	1,051,190
Manufacturing	5,295,517	9,708,517	United States—1.3%
Taiwan Semiconductor			iShares MSCI Emerging
Manufacturing, ADR	1,052,027	10,257,263	Markets Index Fund	530,010	20,649,190
Tatung	26,977,000 [a]	5,635,541	Total Common Stocks
Transcend Information	227,380	769,218	(cost $1,200,920,897)	1,357,816,673
Tripod Technology	2,308,000	7,699,930
Unimicron Technology	5,513,000	6,162,321	Preferred Stocks—10.6%
United Microelectronics	13,015,397 [a]	6,269,791	Brazil
Yageo	6,960,960	2,387,421	Banco Bradesco	336,960	5,808,209
Yuanta Financial Holding	4,059,000	2,303,338	Bradespar	302,600	6,602,395
		180,250,165	Braskem, Cl. A	1,023,300 [a]	7,236,684
Thailand—2.7%			Cia de Bebidas das Americas	75,600	7,279,923
Asian Property Development	14,040,400	2,055,787	Cia de Tecidos do Norte
Bangchak Petroleum	8,670,500	3,820,276	de Minas—Coteminas	721,960	2,612,743
Bangkok Bank	2,285,300	7,976,139	Cia Energetica de Minas Gerais	430,053	7,070,179
Banpu	285,200	4,467,485	Cia Energetica de Minas Gerais, ADR	104,340	1,708,046
Charoen Pokphand Foods	11,506,200	4,044,343	Cia Paranaense de Energia, Cl. B	566,600	11,537,991
Kasikornbank	2,560,400	6,723,726	Itau Unibanco Holding	537,735	10,860,929
Krung Thai Bank	11,835,200	3,402,079	Itau Unibanco Holding, ADR	523,874	10,456,525
PTT	1,112,700	7,649,400	Petroleo Brasileiro	1,826,500	34,980,585
Siam Cement	86,680	570,271	Petroleo Brasileiro, ADR	518,410	19,906,944
Thai Union Frozen Products	1,700,300	1,690,192	Tele Norte Leste Participacoes	356,500	6,174,612
		42,399,698	Tele Norte Leste Participacoes, ADR	260,608	4,526,761
Turkey—2.3%			Usinas Siderurgicas de
Anadolu Efes Biracilik ve			Minas Gerais, Cl. A	194,850	5,533,410
Malt Sanayii	94,680	955,065	Vale, Cl. A	772,000	18,988,684

52

BNY Mellon Emerging Markets Fund (continued)
			Investment of Cash Collateral
Preferred Stocks (continued)	Shares	Value ($)	for Securities Loaned—.1%	Shares	Value ($)
Brazil (continued)			Registered
Vivo Participacoes	227,900	6,192,010	Investment Company;
Total Preferred Stocks			Dreyfus Institutional Cash
(cost $125,317,355)		167,476,630	Advantage Plus Fund
			(cost $1,485,130)	1,485,130 [e] 1,485,130

Other Investment—2.2%			Total Investments
Registered Investment Company;			(cost $1,362,923,382)	98.7%	1,561,978,433
Dreyfus Institutional Preferred			Cash and Receivables (Net)	1.3%	21,235,516
Plus Money Market Fund
(cost $35,200,000)	35,200,000 [e]	35,200,000	Net Assets	100.0%	1,583,213,949

ADR—American Depository Receipts
GDR—Global Depository Receipts

a	Non-income producing security.
b

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2010, these securities had a total market value of $15,877,633 or 1.0% of net assets.

c

Fair valued by management.At the period end, the value of this security amounted to $7,089,889 or 0.4% of net assets.The valuation of this security has been determined in good faith under the direction of the Board of Directors.

[d]

Security, or portion thereof, on loan.At February 28, 2010, the total market value of the fund’s securities on loan is $1,337,954 and the total market value of the collateral held by the fund is $1,485,130.

e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	20.9	Consumer Staples	4.5
Energy	13.8	Utilities	3.5
Information Technology	13.4	Health Care	2.4
Materials	13.4	Money Market Investments	2.3
Telecommunication Services	10.0	Exchange Traded Funds	1.3
Industrial	6.8
Consumer Discretionary	6.4		98.7

† Based on net assets.
See notes to financial statements.

The Funds 53

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon International Appreciation Fund
Common Stocks—98.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—9.9%			Consumer Staples—9.7%
Adidas, ADR	11,075	275,767	Aeon, ADR	79,968	816,473
Bridgestone, ADR	14,362	499,941	Ajinomoto, ADR	4,423	450,438
British Sky Broadcasting Group, ADR	13,695	454,537	British American Tobacco, ADR	26,200	1,778,980
Casio Computer, ADR	4,290	321,514	Coca Cola Hellenic Bottling, ADR	13,085	320,059
Compass Group, ADR	42,121	317,171	Coca-Cola Amatil, ADR	65,681	1,336,608
Daimler	32,607	1,363,299	DANONE, ADR	79,602	925,771
Denso, ADR	5,786	630,095	Delhaize Group, ADR	16,273	1,258,879
Electrolux, Cl. B, ADR	13,967 [a]	596,391	Diageo, ADR	15,798	1,031,293
Fiat, ADR	43,095 [a]	454,221	Foster’s Group, ADR	120,506	582,044
Hennes & Mauritz, ADR	69,203	837,356	Heineken, ADR	18,509	453,841
Honda Motor, ADR	57,648	1,995,197	Imperial Tobacco Group, ADR	13,887	867,243
Husqvarna, ADR	29,991 [a]	379,386	J. Sainsbury, ADR	14,245	288,604
Intercontinental Hotels Group, ADR	25,633	362,194	Kao, ADR	22,970	581,600
Kingfisher, ADR	66,928	437,040	Kirin Holdings, ADR	35,382	486,502
LVMH Moet Hennessy			Koninklijke Ahold, ADR	33,454	409,477
Louis Vuitton, ADR	38,319	830,662	L’Oreal, ADR	44,914	928,822
Marks & Spencer Group, ADR	40,255	406,575	Nestle, ADR	102,555	5,101,086
Marui Group, ADR	32,401	443,894	Orkla, ADR	26,607	211,526
Mediaset, ADR	21,720	493,044	Sabmiller, ADR	24,142	635,900
Nissan Motor, ADR	55,962	883,080	Shiseido, ADR	22,862	504,336
Panasonic, ADR	59,420	823,561	Tesco, ADR	76,621	1,471,889
Pearson, ADR	21,712	305,054	Toyo Suisan Kaisha, ADR	1,596	444,685
Peugeot, ADR	14,456 [a]	377,591	Unilever (NY Shares)	40,403	1,215,726
Publicis Groupe, ADR	42,032	830,132	Unilever, ADR	27,990	824,026
Reed Elsevier, ADR	10,831	326,121	Yamazaki Baking, ADR	5,795	757,755
Sega Sammy Holdings, ADR	136,084	417,778			23,683,563
Sharp, ADR	42,418	492,897	Energy—8.2%
Sodexo, ADR	26,462	1,575,812	BG Group, ADR	20,587	1,798,892
Sony, ADR	36,222	1,235,532	BP, ADR	85,395	4,543,868
Sumitomo Electric Industries, ADR	3,702	444,915	ENI, ADR	42,275	1,906,602
TABCORP Holdings, ADR	8,637	523,623	Repsol, ADR	29,557	670,353
Television Broadcasts, ADR	49,737	451,115	Royal Dutch Shell, ADR	47,798	2,616,463
Toyota Motor, ADR	40,448	3,026,724	Royal Dutch Shell, Cl. B, ADR	40,793	2,146,528
Vivendi, ADR	25,543	643,684	Santos, ADR	10,800	501,758
Volkswagen, ADR	15,442	271,779	Statoil, ADR	34,955	785,439
Wolters Kluwer, ADR	11,972	240,637	Technip, ADR	8,428	600,916
WPP, ADR	9,129	417,652	Total, ADR	63,019	3,507,638
		24,385,971

54

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
Tullow Oil, ADR	1,140	206,682	Lloyds Banking Group, ADR	115,580 [a]	375,635
Woodside Petroleum, ADR	21,015	816,433	Mitsubishi Estate, ADR	5,843	923,136
		20,101,572	Mitsubishi UFJ Financial Group, ADR	360,192	1,844,183
Financial—24.6%			Mitsui Sumitoto Insurance
Aegon (NY Shares)	70,600 [a]	444,780	Group Holdings, ADR	49,502	631,150
Allianz, ADR	168,420	1,950,304	Mizuho Financial Group, ADR	185,442	723,224
Alpha Bank, ADR	78,724 [a]	188,938	National Australia Bank, ADR	69,013	1,587,299
Australian & New Zealand			National Bank of Greece, ADR	106,731 [a]	411,982
Banking Group, ADR	86,698	1,796,469	Nomura Holdings, ADR	114,357	843,955
AXA, ADR	67,300	1,354,749	ORIX, ADR	11,279	434,580
Banco Bilbao Vizcaya Argentaria, ADR	143,498	1,858,299	Prudential, ADR	56,150	1,038,775
Banco Santander, ADR	238,183	3,105,906	Shinsei Bank, ADR	76,146	172,090
Bank of Yokohama, ADR	8,083	409,404	Shizuoka Bank, ADR	3,560	315,278
Barclays, ADR	73,644	1,411,755	Sino Land, ADR	40,455	383,530
BNP Paribas, ADR	50,761	1,836,533	Social Generale, ADR	113,995	1,257,365
British Land, ADR	47,476	317,614	Sumitomo Mitsui Financial Group, ADR	347,193	1,121,433
Capitaland, ADR	86,396	460,491	Sumitomo Trust & Banking, ADR	80,033	453,787
Cheung Kong Holdings, ADR	54,643	665,005	Sun Hung Kai Properties, ADR	53,337	734,984
City Developments, ADR	93,691	685,172	Suruga Bank, ADR	3,621	332,090
Commerzbank, ADR	37,925 [a]	284,817	Swire Pacific, ADR	43,906	484,722
Commonwealth Bank of Australia, ADR	16,423 [b]	2,378,982	Swiss Reinsurance, ADR	16,379	736,236
Credit Agricole, ADR	28,191	208,613	Tokio Marine Holdings, ADR	33,355	941,612
Credit Suisse Group, ADR	35,774	1,595,520	Tokyu Land, ADR	10,701	386,544
Daiwa House Industry, ADR	4,061	437,045	UBS	109,901 [a]	1,523,228
Daiwa Securities Group, ADR	94,190 [a]	463,415	United Overseas Bank, ADR	25,600	678,400
Danske Bank, ADR	30,908 [a]	353,278	Westfield Group, ADR	30,214	652,622
Deutsche Bank	26,023	1,652,460	Westpac Banking, ADR	19,023	2,227,974
DNB NOR, ADR	2,015 [a,b]	218,872	Zurich Financial Services, ADR	51,397	1,245,349
Erste Group Bank, ADR	17,480	332,295			60,540,406
Fortis, ADR	143,857	486,237	Health Care—7.0%
Hachijuni Bank, ADR	2,799	155,540	AstraZeneca, ADR	41,412	1,827,097
Hang Seng Bank, ADR	32,669	483,501	Cie Generale d’Opitique Essilor
HSBC Holdings, ADR	97,078	5,331,524	International, ADR	15,084	453,878
Hysan Development, ADR	89,301	475,072	Eisai, ADR	28,923	1,121,923
ING Groep, ADR	126,084 [a]	1,125,930	Elan, ADR	9,218 [a]	63,235
Intesa Sanpaolo, ADR	153,334 [a]	3,239,947	Fresenius Medical Care & Co., ADR	7,675	401,402
Legal & General Group, ADR	96,400	566,119	GlaxoSmithKline, ADR	69,899	2,596,049
Lend Lease, ADR	184,716	1,804,657	Novartis, ADR	53,537 [a]	2,961,667

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
Novo Nordisk, ADR	23,115	1,643,939	Ryanair Holdings, ADR	8,160 [a]	224,155
Roche Holding, ADR	81,716	3,408,374	Sandvik, ADR	53,976	581,322
Sanofi-Aventis, ADR	61,439	2,248,667	Secom, ADR	4,640	427,112
Smith & Nephew, ADR	8,293	426,841	Siemens, ADR	25,361	2,187,640
		17,153,072	SKF, ADR	38,690	609,754
Industrial—11.2%			Sumitomo, ADR	52,495	576,920
ABB, ADR	88,972 [a]	1,802,573	Taisei, ADR	12,966	268,469
Air France, ADR	40,458 [a]	537,687	TNT, ADR	18,313	474,124
All Nippon Airways, ADR	79,722	471,954	Tomkins, ADR	27,526	322,054
Amada, ADR	10,312	309,134	Toppan Printing, ADR	7,981	343,183
Atlas Copco, Cl. A, ADR	50,547	721,811	Verbund-Oesterreichische
Atlas Copco, Cl. B, ADR	48,920	638,406	Elektrizitaetswirtschafts, ADR	41,692	340,207
Bae Systems, ADR	27,186	621,200	Vestas Wind Systems, ADR	11,708 [a]	193,182
British Airways, ADR	12,181 [a]	393,203	Volvo, ADR	69,452	586,175
Dai Nippon Printing, ADR	30,828	406,930	Wolseley, ADR	29,499	69,323
Deutsche Lufthansa, ADR	34,416	513,831			27,540,188
European Aeronautic			Information Technology—5.1%
Defence and Space, ADR	19,043	393,238	Advantest, ADR	17,445	415,017
Experian, ADR	29,740	274,500	Canon, ADR	36,397	1,509,748
Hutchison Whampoa, ADR	11,030	397,521	Computershare, ADR	47,642	504,529
Invensys, ADR	88,290	423,130	Dassault Systemes, ADR	6,885	396,920
ITOCHU, ADR	6,741	537,595	Fujifilm Holdings, ADR	19,119	606,072
Kajima, ADR	12,417	290,636	Fujitsu, ADR	15,102	493,835
Kawasaki Heavy Industries, ADR	41,054	428,604	Hitachi, ADR	12,535 [a]	412,151
Keppel, ADR	41,343	494,049	Kyocera, ADR	7,112	632,541
Komatsu, ADR	36,788	743,485	NEC, ADR	99,494 [a]	276,605
Koninklijke Philips Electronics			Nidec, ADR	26,881	655,359
(NY Shares)	33,142	971,061	Nintendo, ADR	26,353	892,576
Kubota, ADR	17,471	776,586	Nokia, ADR	116,114	1,564,056
Marubeni, ADR	6,223	374,002	Omron, ADR	21,660	471,883
Metso, ADR	20,262	625,083	Ricoh, ADR	4,031	277,534
Mitsubishi Electric, ADR	9,155 [a]	746,133	Sage Group, ADR	16,187	236,330
Mitsubishi, ADR	23,500	1,171,475	SAP, ADR	22,962	1,023,646
Mitsui & Co., ADR	3,011	940,968	TDK, ADR	8,971	549,474
MTR, ADR	9,562	331,323	Telefonaktiebolaget LM
Neptune Orient Lines, ADR	77,900	394,571	Ericsson, ADR	106,504	1,066,105
Nippon Yusen, ADR	67,073	483,596	Trend Micro, ADR	12,337	423,282
NSK, ADR	7,542	533,219			12,407,663
Olympus, ADR	63,740	1,947,894	Materials—11.4%
Rolls-Royce Group, ADR	15,097	641,170	Air Liquide, ADR	34,677	827,046

56

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Materials (continued)			Telecommunications—5.8%
Akzo Nobel, ADR	6,005	306,795	Alcatel-Lucent, ADR	102,781 [a]	312,454
Alumina, ADR	44,320	240,658	BT Group, ADR	25,703	450,574
Amcor, ADR	26,296	559,316	Deutsche Telekom, ADR	74,634	961,286
Anglo American, ADR	86,094 [a]	1,563,467	France Telecom, ADR	53,302	1,250,465
ArcelorMittal (NY Shares)	28,318	1,082,314	Hellenic Telecommunications
Asahi Glass, ADR	68,276	690,953	Organization, ADR	15,559	93,043
Asahi Kasei, ADR	8,897	459,263	Koninklijke KPN, ADR	43,629	698,937
BASF, ADR	32,696	1,841,766	Nippon Telegraph &
Bayer, ADR	24,830	1,643,746	Telephone, ADR	40,782	888,232
BHP Billiton, ADR	83,738	5,749,048	NTT Docomo, ADR	56,665	876,608
Boral, ADR	29,021	558,231	Portugal Telecom, ADR	22,040	232,081
CRH, ADR	18,353	425,973	Singapore
			Telecommunications, ADR	24,960	539,136
Italcementi, ADR	6,256	67,815
			Swisscom, ADR	7,236	248,340
James Hardie Industries, ADR	15,724	522,194
			Telecom Corp
Johnson Matthey, ADR	6,130	297,060	New Zealand, ADR	19,528	154,270
Kobe Steel, ADR	52,450 [a]	468,379	Telecom Italia, ADR	63,866	786,242
Koninklijke DSM, ADR	13,946	146,015	Telefonica, ADR	40,576	2,847,624
Lafarge, ADR	21,970	355,694	Telenor, ADR	7,696 [a]	292,448
Newcrest Mining, ADR	17,239	487,864	Telstra, ADR	34,348	459,920
Nippon Steel, ADR	23,365	874,552	Vodafone Group, ADR	139,324	3,033,083
Nisshin Steel, ADR	6,880	253,940			14,124,743
Nitto Denko, ADR	1,531	565,705	Utilities—5.5%
Norsk Hydro, ADR	40,233 [a]	269,561	Centrica, ADR	44,440	760,368
Oji Paper, ADR	5,595	239,251	CLP Holdings, ADR	76,213	525,870
Panasonic			E.ON, ADR	58,244	2,075,234
Electric Works, ADR	3,672	428,087
			Enel, ADR	178,107	952,872
Rexam, ADR	13,836	297,474
			Energias de Portugal, ADR	11,130	410,141
Rio Tinto, ADR	9,250	1,922,150
			GDF Suez, ADR	45,561	1,673,176
Solvay, ADR	4,368	419,765
			Hong Kong & China Gas, ADR	197,413	444,178
Stora Enso, ADR	52,234 [a]	329,074
			Iberdrola, ADR	47,893	1,544,549
Sumitomo Metal
Industries, ADR	24,629	686,410	International Power, ADR	11,394	568,447
Svenska Cellulosa, ADR	41,819	623,103	National Grid, ADR	16,908	841,173
Syngenta, ADR	19,795	1,027,558	RWE, ADR	21,430	1,820,264
Taiheiyo Cement, ADR	12,787	166,915	Scottish & Southern Energy, ADR	35,782	612,230
Teijin, ADR	14,424	423,639	United Utilities Group, ADR	17,047	282,128
Toray Industries, ADR	8,528	474,157	Veolia Enviroment, ADR	27,727	898,078
Toto, ADR	4,089	271,941			13,408,708
UPM-Kymmene, ADR	41,372	442,267	Total Common Stocks
			(cost $292,483,132)		241,355,032
		28,009,146

The Funds 57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)

Preferred Stocks—.3%	Shares	Value ($)	Other Investment—.9%	Shares	Value ($)
Consumer Staples			Registered Investment Company;
Henkel & Co., ADR			Dreyfus Institutional Preferred
(cost $757,821)	14,272	732,154	Plus Money Market Fund
			(cost $2,261,000)	2,261,000 [d]	2,261,000
	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)	Total Investments
			(cost $295,701,951)	99.7%	244,548,183
U.S. Treasury Bills;
			Cash and Receivables (Net)	.3%	652,401
0.03%, 3/11/10
(cost $199,998)	200,000 [c]	199,997	Net Assets	100.0%	245,200,584

ADR—American Depository Receipts

a	Non-income producing security.
b

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2010, these securities had a total market value of $2,597,854 or 1.1% of net assets.

c	Held by a broker as collateral for open financial futures positions.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	24.6	Health Care	7.0
Materials	11.4	Telecommunications	5.8
Industrial	11.2	Utilities	5.5
Consumer Staples	10.0	Information Technology	5.1
Consumer Discretionary	9.9	Short-Term/Money Market Investments	1.0
Energy	8.2		99.7

† Based on net assets.
See notes to financial statements.

58

STATEMENT OF FINANCIAL FUTURES

February 28, 2010 (Unaudited)

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 2/28/2010 ($)
Financial Futures Long
SPI 200 FUTURES	3	309,391	March 2010	(9,890)
DJ Euro STOXX 50	32	1,186,928	March 2010	(69,275)
FTSE 100	8	650,971	March 2010	(197)
TOPIX	8	802,296	March 2010	(26,916)
				(106,278)

See notes to financial statements.

The Funds 59

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Balanced Fund
	Coupon	Maturity	Principal
Bonds and Notes—36.7%	Rate (%)	Date	Amount ($)	Value ($)
Asset—Backed Certificates—.6%
CIT Equipment Collateral, Ser. 2009-VT1, Cl. A2	2.20	6/15/11	1,843,945 [a]	1,851,109
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	268,730	269,554
				2,120,663
Asset-Backed Ctfs./Auto Receivables—1.3%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	735,000	758,047
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	1,520,000	1,555,497
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	56,351	57,028
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	440,000	456,746
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	625,058	630,665
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	420,000	437,110
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	470,000	489,088
				4,384,181
Automotive, Trucks & Parts—.1%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	425,000	450,026
Banks—1.4%
Bank of America, Sub. Notes	5.49	3/15/19	1,000,000	964,035
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	1,000,000	1,022,356
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	470,000	476,151
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	600,000	583,521
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	535,000	565,845
Morgan Stanley, Sub. Notes	4.75	4/1/14	730,000	742,718
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	275,000	275,191
				4,629,817
Commercial & Professional Services—.2%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	660,000 [a]	650,102
Commercial Mortgage Pass-Through Ctfs.—1.8%
Banc of America Commercial Mortgage, Ser. 2005-6, Cl. A2	5.17	9/10/47	240,000 [b]	243,857
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	695,000	708,138
Commercial Mortgage Pass-Through
Certificates, Ser. 2000-C1, Cl. A2	7.42	8/15/33	181,813 [b]	182,234
CS First Boston Mortgage Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	200,000	200,440
First Union National Bank Commercial
Mortgage, Ser. 2001-C2, Cl. A2	6.66	1/12/43	440,145	456,088
First Union National Bank Commercial
Mortgage, Ser. 2000-C2, Cl. A2	7.20	10/15/32	257,771	261,833
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	865,000 [b]	874,518
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Cl. A2	4.06	9/15/27	143,724 [b]	144,635
LB-UBS Commercial Mortgage Trust, Ser. 2000-C5, Cl. A2	6.51	12/15/26	821,579	840,173
Prudential Mortgage Capital Funding, Ser. 2001-ROCK, Cl. A2	6.61	5/10/34	878,743	912,799

60

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. (continued)
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Cl. A4	5.24	7/15/42	535,000 [b]	538,990
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. A1	5.69	6/15/49	613,860	631,230
				5,994,935
Diversified Financial Services—1.7%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	915,000	1,013,279
AXA Financial, Sr. Unscd. Notes	7.75	8/1/10	840,000	863,778
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	710,000	787,261
General Electric Capital, Sr. Unscd. Notes	5.63	9/15/17	795,000	833,453
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	740,000 [c]	777,376
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	435,000	484,315
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	520,000	557,579
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	545,000	550,086
				5,867,127
Entertainment—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	328,000 [a]	308,959
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	410,000 [a]	386,200
				695,159
Food & Beverages—.6%
Diageo Finance, Gtd. Notes	5.50	4/1/13	435,000	477,357
General Mills, Sr. Unscd. Notes	5.65	2/15/19	195,000	210,397
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	745,000	759,849
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	570,000	580,316
				2,027,919
Foreign/Governmental—.6%
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	805,000	793,743
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	825,000	878,625
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	185,000 [c]	209,050
				1,881,418
Health Care—.2%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	545,000	573,111
Industrials—.2%
CRH America, Gtd. Notes	5.30	10/15/13	615,000	656,009
Media & Telecommunications—1.7%
AT&T, Sr. Unscd. Notes	5.80	2/15/19	420,000	450,003
AT&T, Sr. Unscd. Notes	5.88	8/15/12	695,000	762,732
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	465,000	524,838
Comcast, Gtd. Notes	5.90	3/15/16	735,000	802,281
News America Holdings, Gtd. Debs.	7.60	10/11/15	365,000	427,762
News America, Gtd. Notes	6.15	3/1/37	250,000	251,151

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
Rogers Communications, Gtd. Notes	6.38	3/1/14	530,000	594,572
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	400,000	425,382
Time Warner Cable, Gtd. Notes	8.25	4/1/19	575,000	699,750
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	850,000	900,550
				5,839,021
Oil & Gas—.1%
Shell International Finance, Gtd. Notes	3.25	9/22/15	250,000	253,839
Property & Casualty Insurance—.4%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	535,000	623,101
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	590,000	610,880
				1,233,981
Real Estate—.2%
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	685,000	682,123
State/Territory General Obligations—.5%
California GO (Various Purpose) (Build America Bonds)	7.30	10/1/39	1,350,000	1,283,054
Illinois GO	4.42	1/1/15	290,000	296,319
				1,579,373
Technology—.6%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	320,000	388,275
Intuit, Sr. Unscd. Notes	5.40	3/15/12	710,000	758,358
Oracle, Sr. Unscd. Notes	5.75	4/15/18	765,000	843,314
				1,989,947
Transportation—.1%
GATX, Sr. Unscd. Notes	4.75	5/15/15	250,000	250,870
U.S. Government Agencies—3.1%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	735,000	752,288
Federal Farm Credit Banks, Bonds	3.00	9/22/14	1,055,000	1,081,121
Federal Home Loan Banks, Bonds	3.63	10/18/13	470,000	499,062
Federal Home Loan Mortgage Corp., Notes	2.00	4/27/12	485,000 [d]	492,302
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	9/28/12	875,000 [d]	880,016
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	11/5/12	875,000 [d]	882,221
Federal Home Loan Mortgage Corp., Notes	3.00	4/21/14	1,215,000 [d]	1,219,054
Federal National Mortgage Association, Notes	2.00	9/28/12	875,000 [d]	881,871
Federal National Mortgage Association, Notes	2.63	12/10/14	670,000 [d]	669,013
Federal National Mortgage Association, Notes	3.00	9/16/14	530,000 [d]	545,387
Federal National Mortgage Association, Notes	4.38	7/17/13	775,000 [d]	842,744
Federal National Mortgage Association, Notes	5.25	3/5/14	1,500,000 [d]	1,500,833
				10,245,912

62

BNY Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government
Mortgage-Backed—12.5%			Securities (continued)
Federal Home Loan Mortgage Corp.:			U.S. Treasury Notes (continued):
4.50%, 3/1/21	106,576 [d]	112,199	4.63%, 2/29/12	4,490,000	4,833,418
5.00%, 10/1/24—7/1/28	1,005,128 [d]	1,052,395	4.75%, 5/31/12	110,000	119,419
5.50%, 12/1/37—1/1/38	276,331 [d]	292,591	5.13%, 5/15/16	1,365,000	1,551,942
5.77%, 4/1/37	673,567 [b,d]	702,675			28,827,417
6.00%, 7/1/37—6/1/39	3,912,255 [d]	4,192,400	Total Bonds and Notes
6.50%, 4/1/39	866,955 [d]	937,840	(cost $118,946,652)		122,838,695
6.50%, 4/1/39	1,370,119 [d]	1,482,145
7.00%, 8/1/29	66,735 [d]	73,842
Federal National Mortgage Association:			Common Stocks—36.8%	Shares	Value ($)
4.00%, 9/1/24—1/1/25	1,975,352 [d]	2,020,678	Consumer Discretionary—4.4%
4.50%, 3/1/23—6/1/39	6,015,994 [d]	6,184,942	Autoliv	30,770	1,372,650
5.00%, 4/1/23—11/1/39	4,964,821 [d]	5,192,144
			Central European Media
5.50%, 7/1/35—3/1/38	6,334,222 [d]	6,685,555
			Enterprises, Cl. A	17,150 [f]	462,535
5.65%, 4/1/37	628,847 [b,d]	658,357
5.90%, 5/1/37	836,264 [b,d]	874,031	Darden Restaurants	21,390	867,365
6.00%, 4/1/33—12/1/37	3,054,313 [d]	3,260,612	Gap	62,910	1,352,565
6.01%, 8/1/37	1,501,904 [b,d]	1,573,110	Home Depot	77,500	2,418,000
6.50%, 10/1/36—12/1/37	2,447,052 [d]	2,617,527	Limited Brands	34,500	762,795
7.00%, 6/1/32	111,168 [d]	123,526
			Newell Rubbermaid	56,090	771,238
Government National
			News, Cl. A	78,100	1,044,197
Mortgage Association I:
5.00%, 11/15/34—3/15/36	2,477,037	2,594,201	News, Cl. B	92,300 [c]	1,453,725
5.50%, 2/15/36	436,250	463,506	Target	36,750	1,893,360
6.00%, 7/15/38	852,497	911,469	Time Warner	48,413	1,405,914
		42,005,745	Whirlpool	10,560 [c]	888,730
U.S. Government Securities—8.6%					14,693,074
U.S. Treasury Bonds;			Consumer Staples—3.6%
6.25%, 8/15/23	310,000	378,685	Clorox	16,140	989,543
U.S. Treasury Inflation Protected			Coca-Cola Enterprises	66,830	1,707,506
Securities, Bonds, 2.38%, 1/15/27	1,386,906 [e]	1,451,917
			CVS Caremark	28,120	949,050
Securities, Notes, 0.63%, 4/15/13	577,323 [e]	592,477
Securities, Notes, 1.38%, 7/15/18	1,096,708 [e]	1,107,419	Energizer Holdings	16,600 [f]	961,970
Securities, Notes, 2.38%, 1/15/17	1,386,906 [e]	1,509,127	Nestle, ADR	30,170	1,500,656
U.S. Treasury Notes:			PepsiCo	48,980	3,059,781
0.88%, 1/31/11	940,000	945,068	Philip Morris International	32,310	1,582,544
1.13%, 12/15/12	500,000	498,711	Unilever, ADR	41,630 [c]	1,225,587
3.25%, 5/31/16	1,580,000 [c]	1,622,093
					11,976,637
4.00%, 11/15/12	5,650,000 [c]	6,082,581
4.25%, 8/15/13	2,600,000	2,839,689	Energy—3.7%
4.25%, 11/15/13	1,065,000 [c]	1,165,677	Alpha Natural Resources	15,820 [f]	727,878
4.50%, 5/15/17	615,000	673,426	Chevron	23,620	1,707,726
4.63%, 8/31/11	3,255,000	3,455,768

The Funds 63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Industrial—4.0%
ConocoPhillips	28,430	1,364,640	AMR	73,270 [f]	673,351
ENSCO International, ADR	37,450 [c]	1,654,167	Cummins	15,620	886,904
Hess	27,300	1,605,240	Dover	34,170	1,546,534
Newfield Exploration	25,570 [f]	1,305,860	FedEx	11,930	1,011,187
Occidental Petroleum	34,170	2,728,475	General Electric	54,890	881,533
Valero Energy	69,440	1,216,589	Norfolk Southern	44,670	2,297,378
		12,310,575	Parker Hannifin	18,930	1,141,668
Exchange Traded Funds—1.1%			Raytheon	31,690	1,782,246
Standard & Poor’s Depository			Stanley Works	11,850 [c]	678,413
Receipts S&P 500 ETF Trust	33,480 [c]	3,707,575	Textron	50,500 [c]	1,005,960
Financial—4.8%			Tyco International	39,682	1,430,933
American Express	32,640	1,246,521			13,336,107
Bank of America	214,400	3,571,904	Information Technology—7.0%
Capital One Financial	27,760	1,047,940	Apple	8,890 [f]	1,819,072
Franklin Resources	8,870	902,256	BMC Software	24,800 [f]	913,632
Genworth Financial, Cl. A	75,920 [f]	1,210,165	Cisco Systems	95,720 [f]	2,328,868
Goldman Sachs Group	3,940	616,019	EMC	80,200 [f]	1,402,698
JPMorgan Chase & Co.	77,202	3,240,168	Google, Cl. A	4,250 [f]	2,238,900
Lincoln National	39,230	987,811	Hewlett-Packard	47,060	2,390,177
MetLife	31,930	1,161,933	International Business Machines	13,540	1,721,746
Morgan Stanley	25,300	712,954	Microsoft	126,520	3,626,063
Wells Fargo & Co.	54,240	1,482,922	Motorola	128,980 [f]	871,905
		16,180,593	Oracle	99,560	2,454,154
Health Care—5.8%			QUALCOMM	34,290	1,258,100
Alexion Pharmaceuticals	18,530 [c,f]	917,605	Sybase	24,080 [c,f]	1,068,911
AmerisourceBergen	58,040	1,627,442	Teradata	27,033 [f]	824,236
Amgen	21,020 [f]	1,189,942	Vishay Intertechnology	43,280 [f]	443,620
Amylin Pharmaceuticals	45,070 [f]	851,823			23,362,082
CIGNA	26,330	902,066	Materials—1.2%
Covidien	17,402	854,786	Dow Chemical	39,920	1,130,135
Hospira	16,980 [f]	888,563	E.I. du Pont de Nemours & Co.	40,170	1,354,532
Human Genome Sciences	54,880 [c,f]	1,544,872	Vale, ADR	56,760 [c]	1,581,334
King Pharmaceuticals	67,460 [f]	758,925			4,066,001
Mednax	10,650 [f]	569,775	Telecommunication Services—.5%
Merck & Co.	74,292	2,739,889	AT & T	72,557	1,800,139
Pfizer	181,400	3,183,570	Utilities—.7%
Teva Pharmaceutical Industries, ADR	12,610	756,726	American Electric Power	22,800	766,536
Thermo Fisher Scientific	12,830 [f]	625,719	Public Service Enterprise Group	48,690	1,447,067
Universal Health Services, Cl. B	29,570	917,261			2,213,603
WellPoint	15,400 [f]	952,798	Total Common Stocks
		19,281,762	(cost $101,224,911)		122,928,148

64

BNY Mellon Balanced Fund (continued)

			Investment of Cash Collateral
Other Investments—26.5%	Shares	Value ($)	for Securities Loaned—5.2%	Shares	Value ($)
Registered Investment Companies;			Registered Investment Company;
BNY Mellon Emerging			Dreyfus Institutional Cash
Markets Fund, Cl. M	2,775,485 [g]	26,755,680	Advantage Plus Fund
BNY Mellon International Fund, Cl. M	2,862,931 [g]	28,457,534	(cost $17,411,039)	17,411,039 [h]	17,411,039
BNY Mellon Mid Cap Stock Fund, Cl. M	2,184,650 [g]	21,212,947
			Total Investments
BNY Mellon Small Cap			(cost $340,768,582)	105.2%	351,646,618
Stock Fund, Cl. M	1,073,302 [g]	10,067,575
Dreyfus Institutional Preferred			Liabilities, Less Cash
Plus Money Market Fund	1,975,000 [h]	1,975,000	and Receivables	(5.2%)	(17,464,627)
Total Other Investment			Net Assets	100.0%	334,181,991
(cost $103,185,980)		88,468,736

ADR—American Depository Receipts
GO—General Obligations

a

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2010, these securities had a total market value of $3,196,370 or 1.0% of net assets.

b	Variable rate security—interest rate subject to periodic change.
c

Security, or portion thereof, on loan.At February 28, 2010, the total market value of the fund’s securities on loan is $16,922,991 and the total market value of the collateral held by the fund is $17,411,039.

[d]

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.

e	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f	Non-income producing security.
g	Investment in affiliated mutual fund.
[h]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Common Stocks	36.8	Money Market Investments	5.8
U.S. Government & Agencies	24.2	Asset/Mortgage-Backed	3.7
Mutual Funds: Foreign	16.5	Foreign/Governmental	.6
Mutual Funds: Domestic	9.4	State/Government General Obligations	.5
Corporate Bonds	7.7		105.2

† Based on net assets.
See notes to financial statements.

The Funds 65

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2010 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,284,218,188	109,077,101	1,273,062,807	524,578,984
Affiliated issuers	118,668,646	1,541,228	224,351,101	123,912,786
Cash	476,539	—	1,584,487	314,892
Receivable for investment securities sold	76,279,155	978,223	25,246,748	33,318,658
Dividends and interest receivable	2,551,152	285,631	903,695	296,592
Receivable for shares of Beneficial Interest subscribed	427,537	100,000	513,349	160,713
Prepaid expenses	24,395	12,911	40,236	23,390
	1,482,645,612	111,995,094	1,525,702,423	682,606,015
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	758,473	65,559	776,174	379,596
Due to Administrator—Note 4(a)	138,874	10,425	122,050	52,971
Cash overdraft due to Custodian	—	235,726	—	—
Liability for securities on loan—Note 2(b)	118,668,646	1,541,228	222,026,101	115,877,786
Bank loan payable—Note 3	42,200,000	—	—	—
Payable for investment securities purchased	17,659,818	721,278	12,638,839	19,318,230
Payable for shares of Beneficial Interest redeemed	491,179	112,792	835,778	640,535
Interest payable—Note 3	24,982	149	—	—
Accrued expenses	48,142	29,008	72,059	142,609
	179,990,114	2,716,165	236,471,001	136,411,727
Net Assets ($)	1,302,655,498	109,278,929	1,289,231,422	546,194,288
Composition of Net Assets ($):
Paid-in capital	1,316,851,400	126,515,438	1,400,969,062	706,754,038
Accumulated undistributed (distributions in
excess of) investment income—net	201,426	5,894	(253,168)	279,577
Accumulated net realized gain (loss) on investments	(265,965,319)	(30,533,102)	(263,409,551)	(198,556,557)
Accumulated net unrealized appreciation
(depreciation) on investments	251,567,991	13,290,699	151,925,079	37,717,230
Net Assets ($)	1,302,655,498	109,278,929	1,289,231,422	546,194,288
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,294,772,945	108,146,419	1,267,135,381	539,592,477
Shares Outstanding	173,276,086	18,728,809	130,496,939	57,548,482
Net Asset Value Per Share ($)	7.47	5.77	9.71	9.38
Investor Shares
Net Assets ($)	7,882,553	1,132,510	21,428,872	6,601,811
Shares Outstanding	1,053,987	194,455	2,222,536	721,094
Net Asset Value Per Share ($)	7.48	5.82	9.64	9.16
Dreyfus Premier Shares
Net Assets ($)	—	—	667,169	—
Shares Outstanding	—	—	73,321	—
Net Asset Value Per Share ($)	—	—	9.10	—
† Investments at cost ($):
Unaffiliated issuers	1,032,650,197	95,786,402	1,121,137,728	486,861,754
Affiliated issuers	118,668,646	1,541,228	224,351,101	123,912,786
††Value of securities on loan ($)	115,980,389	1,491,223	214,094,726	110,828,408

See notes to financial statements.

66

	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	Focused Equity	Small/Mid Cap
	130/30 Fund	Opportunities Fund	Fund
Assets ($):
Investments in securities—See Statement of Investments+
Unaffiliated issuers	226,797,074	125,815,715	123,200,068
Affiliated issuers	3,288,000	3,785,000	4,792,000
Cash	258,240	20,751,294	9,674,132
Receivable for shares of Beneficial Interest subscribed	20,394,620	1,270,595	578,850
Receivable to brokers for proceeds on securities sold short	7,450,349	—	—
Receivable for investment securities sold	2,127,483	528,813	3,469,012
Dividends and interest receivable	229,243	87,584	69,274
Prepaid expenses	11,390	39,403	39,156
	260,556,399	152,278,404	141,822,492
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	87,276	33,793	81,180
Due to Administrator—Note 4(a)	11,794	6,810	8,820
Due to Broker	44,438	—	—
Securities sold short, at value (proceeds $51,008,044)
—See Statement of Securities Sold Short	51,568,534	—	—
Payable for investment securities purchased	32,478,673	24,773,140	15,934,221
Payable for shares of Beneficial Interest redeemed	456,578	2,731	48,152
Dividends payable on securities sold short	70,656	—	—
Accrued expenses	49,493	52,111	47,805
	84,767,442	24,868,585	16,120,178
Net Assets ($)	175,788,957	127,409,819	125,702,314
Composition of Net Assets ($):
Paid-in capital	224,962,092	126,249,986	122,747,922
Accumulated undistributed (distributions in
excees of) investment income—net	(49,149)	36,600	27,613
Accumulated net realized gain (loss) on investments	(64,439,463)	(115,222)	(160,189)
Accumulated net unrealized appreciation (depreciation) on investments	—	1,238,455	3,086,968
Accumulated net unrealized appreciation (depreciation)
on investments and securities sold short	15,315,477	—	—
Net Assets ($)	175,788,957	127,409,819	125,702,314
Net Asset Value Per Share
Class M Shares
Net Assets ($)	175,780,953	127,399,144	125,685,998
Shares Outstanding	17,500,732	11,930,582	11,384,856
Net Asset Value Per Share ($)	10.04	10.68	11.04
Investor Shares
Net Assets ($)	8,004	10,675	16,316
Shares Outstanding	800	1,000.48	1,481
Net Asset Value Per Share ($)	10.01	10.67	11.02
† Investments at cost ($):
Unaffiliated issuers	210,921,107	124,577,260	120,113,100
Affiliated issuers	3,288,000	3,785,000	4,792,000

See notes to financial statements.

The Funds 67

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	Balanced
	Fund	Markets Fund	Appreciation Fund	Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,128,383,074	1,525,293,303	242,287,183	245,766,843
Affiliated issuers	3,500,000	36,685,130	2,261,000	105,879,775
Cash	1,672,919	16,618,823	67,460	—
Cash denominated in foreign currencies†††	2,966,076	16,575,140	—	—
Receivable for futures variation margin—Note 5	—	—	25,664	—
Receivable for investment securities sold	22,443,399	9,946,793	1,816,290	1,228,181
Dividends and interest receivable	4,126,453	1,376,001	942,635	1,348,369
Receivable for shares of Beneficial Interest subscribed	406,843	1,256,909	1,354	14,450
Unrealized appreciation on forward
foreign currency exchange contracts—Note 5	61,541	1,365	20,248	—
Prepaid expenses	17,558	25,235	35,007	13,215
	1,163,577,863	1,607,778,699	247,456,841	354,250,833
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	1,561,924	2,358,623	103,450	119,644
Due to Administrator—Note 4(a)	111,479	147,446	23,491	23,225
Cash overdraft due to Custodian	—	—	—	59,884
Payable for investment securities purchased	13,907,907	20,130,301	1,932,690	2,233,728
Payable for shares of Beneficial Interest redeemed	482,291	351,868	25,506	185,984
Unrealized depreciation on forward
foreign currency exchange contracts—Note 5	32,537	23,977	94,710	—
Liability for securities on loan—Note 2(b)	—	1,485,130	—	17,411,039
Accrued expenses	75,732	67,405	76,410	35,338
	16,171,870	24,564,750	2,256,257	20,068,842
Net Assets ($)	1,147,405,993	1,583,213,949	245,200,584	334,181,991

68

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	Balanced
	Fund	Markets Fund	Appreciation Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,840,495,722	1,660,640,288	349,280,663	336,760,509
Accumulated undistributed (distributions in
excees of) investment income—net	1,752,012	(5,195,941)	60,058	2,520,725
Accumulated net realized gain (loss) on investments	(696,760,311)	(271,251,630)	(52,805,629)	(15,977,279)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($106,278) net unrealized
(depreciation) on financial futures for BNY Mellon
International Appreciation Fund]	—	—	(51,334,508)	10,878,036
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	1,918,570	199,021,232	—	—
Net Assets ($)	1,147,405,993	1,583,213,949	245,200,584	334,181,991
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,142,692,359	1,578,157,453	241,055,916	329,844,653
Shares Outstanding	114,973,342	163,807,482	21,870,968	33,211,367
Net Asset Value Per Share ($)	9.94	9.63	11.02	9.93
Investor Shares
Net Assets ($)	4,713,634	5,056,496	4,144,668	4,337,338
Shares Outstanding	448,105	511,085	379,501	434,333
Net Asset Value Per Share ($)	10.52	9.89	10.92	9.99
† Investments at cost ($):
Unaffiliated issuers	1,126,378,638	1,326,238,252	293,440,951	220,171,563
Affiliated issuers	3,500,000	36,685,130	2,261,000	120,597,019
†† Value of securities on loan ($)	—	1,337,954	—	16,922,991
††† Cash denominated in foreign currencies (cost) ($)	2,962,837	16,562,378	—	—

See notes to financial statements.

The Funds 69

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2010 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $51,493 foreign taxes withheld at
source for BNY Mellon Large Cap Stock Fund):
Unaffiliated issuers	11,501,095	1,439,725	10,723,517	3,142,904
Affiliated issuers	2,204	32	5,415	5,546
Income from securities lending—Note 2(b)	55,866	1,817	309,304	162,661
Total Income	11,559,165	1,441,574	11,038,236	3,311,111
Expenses:
Investment advisory fees—Note 4(a)	4,937,732	394,127	4,768,402	2,555,451
Administration fees—Note 4(a)	954,154	76,172	798,587	377,678
Custodian fees—Note 4(c)	53,606	9,454	51,262	43,587
Trustees’ fees and expenses—Note 4(d)	44,272	3,877	36,042	17,110
Interest expense—Note 3	26,581	2,702	100	619
Loan commitment fees—Note 3	16,510	1,782	16,958	8,826
Registration fees	12,817	13,198	19,038	16,368
Auditing fees	11,632	13,354	13,050	13,660
Shareholder servicing costs—Note 4(c)	11,105	1,518	40,640	11,550
Legal fees	10,950	1,540	17,522	9,536
Prospectus and shareholders’ reports	3,811	2,112	16,833	4,262
Distribution fees—Note 4(b)	—	—	2,647	—
Miscellaneous	8,282	6,288	9,408	—
Total Expenses	6,091,452	526,124	5,790,489	3,058,647
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(67,500)
Less—reduction in fees due to
earnings credits—Note 2(b)	(253)	(89)	(8,180)	(2,030)
Net Expenses	6,091,199	526,035	5,782,309	2,989,117
Investment Income—Net	5,467,966	915,539	5,255,927	321,994
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	112,491,674	4,787,010	80,061,213	16,473,900
Net realized gain (loss) on options transactions	—	16,455	—	—
Net Realized Gain (Loss)	112,491,674	4,803,465	80,061,213	16,473,900
Net unrealized appreciation
(depreciation) on investments	35,212,325	4,431,922	70,346,418	38,277,606
Net Realized and Unrealized
Gain (Loss) on Investments	147,703,999	9,235,387	150,407,631	54,751,506
Net Increase in Net Assets
Resulting from Operations	153,171,965	10,150,926	155,663,558	55,073,500

See notes to financial statements.

70

	BNY Mellon	BNY Mellon	BNY Mellon		BNY Mellon
	U.S. Core Equity	Focused Equity	Small/Mid Cap	BNY Mellon	Emerging
	130/30 Fund	Opportunities Fund[a]	Fund[a]	International Fund	Markets Fund
Investment Income ($):
Income:
Cash dividends (net of $464, $1,224, $1,073,
$651,522 and $1,521,107 foreign taxes
withheld at source for BNY Mellon U.S. Core
Equity 130/30 Fund, BNY Mellon Focused
Equity Opportunities Fund, BNY Mellon
Small/Mid Cap Fund, BNY Mellon International
Fund and BNY Mellon Emerging Markets
Fund, respectively):
Unaffiliated issuers	860,652	157,878	228,711	10,977,627	7,321,581
Affiliated issuers	404	687	1,304	5,764	17,001
Interest	—	—	—	1,281	38,400
Income from securities lending—Note 2(b)	—	—	—	—	3,842
Total Income	861,056	158,565	230,015	10,984,672	7,380,824
Expenses:
Investment advisory fees—Note 4(a)	369,140	76,448	122,800	5,268,130	7,970,782
Dividends on securities sold short	251,713	—	—	—	—
Interest on securities sold short	163,800	—	—	—	—
Administration fees—Note 4(a)	57,952	13,696	20,527	778,533	870,357
Registration fees	20,345	26,001	25,688	13,354	34,247
Auditing fees	14,023	13,200	12,300	3,917	17,802
Custodian fees—Note 4(c)	12,537	12,180	68,989	721,411	1,532,868
Prospectus and shareholders’ reports	8,033	16,704	16,785	1,016	3,314
Trustees’ fees and expenses—Note 4(d)	2,812	811	876	38,730	41,106
Legal fees	1,564	2,055	3,673	15,299	11,638
Loan commitment fees—Note 3	933	72	114	9,853	7,562
Shareholder servicing costs—Note 4(c)	54	133	265	7,424	8,090
Interest expense—Note 3	36	—	—	—	—
Miscellaneous	6,197	6,654	5,816	42,047	35,441
Total Expenses	909,139	167,954	277,833	6,899,714	10,533,207
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	(69,578)	(122,041)	—	—
Less—reduction in fees due to
earnings credits—Note 2(b)	(23)	(8)	(11)	(445)	(500)
Net Expenses	909,116	98,368	155,781	6,899,269	10,532,707
Investment Income (Loss)—Net	(48,060)	60,197	74,234	4,085,403	(3,151,883)

The Funds 71

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon		BNY Mellon
	U.S. Core Equity	Focused Equity	Small/Mid Cap	BNY Mellon	Emerging
	130/30 Fund	Opportunities Fund[a]	Fund[a]	International Fund	Markets Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	(114,819)	(30,203)	—	—
Net realized gain (loss) on investments
and foreign currency transactions	—	—	—	17,572,443	65,481,208
Net realized gain (loss) on forward foreign
currency exchange contracts	—	—	—	534,007	(587,133)
Net realized gain (loss) on investments:
Long transactions	6,150,043	—	—	—	—
Short sale transactions	(2,729,793)	—	—	—	—
Net Realized Gain (Loss)	3,420,250	(114,819)	(30,203)	18,106,450	64,894,075
Net unrealized appreciation
(depreciation) on investments	—	1,238,455	3,086,968	—	—
Net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	—	—	—	(11,615,493)	57,422,585
Net unrealized appreciation
(depreciation) on forward foreign
currency exchange contracts	—	—	—	5,667	(20,697)
Net unrealized appreciation (depreciation)
on investments and securities sold short	7,045,584	—	—	—	—
Net Unrealized Appreciation (Depreciation)	7,045,584	1,238,455	3,086,968	(11,609,826)	57,401,888
Net Realized and Unrealized
Gain (Loss) on Investments	10,465,834	1,123,636	3,056,765	6,496,624	122,295,963
Net Increase in Net Assets
Resulting from Operations	10,417,774	1,183,833	3,130,999	10,582,027	119,144,080

a From September 30, 2009 (commencement of operations) to February 28, 2010.
See notes to financial statements.

72

	BNY Mellon International Appreciation Fund		BNY Mellon
	Six Months Ended	Eight Months Ended	Balanced
	February 28, 2010	August 31, 2009[a]	Fund
Investment Income ($):
Income:
Cash dividends (net of $262,407 and $4,260 foreign taxes
withheld at source for BNY Mellon International Appreciation Fund and BNY Mellon Balanced Fund, respectively):
Unaffiliated issuers	2,675,483	6,919,416	931,407
Affiliated issuers	817	371	1,065,582
Interest	—	—	2,373,445
Income from securities lending—Note 2(b)	—	—	9,888
Total Income	2,676,300	6,919,787	4,380,322
Expenses:
Investment advisory fees—Note 4(a)	651,889	774,749	695,514
Administration fees—Note 4(a)	163,774	201,018	149,954
Auditing fees	14,921	29,420	—
Custodian fees—Note 4(c)	10,959	15,302	17,881
Registration fees	9,182	12,950	14,589
Prospectus and shareholders’ reports	8,610	11,851	8,863
Trustees’ fees and expenses—Note 4(d)	8,413	13,551	9,307
Shareholder servicing costs—Note 4(c)	7,358	7,188	5,574
Legal fees	3,993	10,159	—
Loan commitment fees—Note 3	711	1,925	1,780
Interest expense—Note 3	628	2,492	50
Miscellaneous	5,063	8,378	3,363
Total Expenses	885,501	1,088,983	906,875
Less—reduction in investment advisory fee due to undertaking—Note 4(a)	(31,637)	(55,271)	—
Less—reduction in fees due to earnings credits—Note 2(b)	(860)	(1,730)	(59)
Net Expenses	853,004	1,031,982	906,816
Investment Income—Net	1,823,296	5,887,805	3,473,506
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	—	8,299,828
Net realized gain (loss) on investments and foreign currency transactions	(3,266,324)	(11,642,601)	—
Net realized gain (loss) on financial futures	117,981	—	—
Net realized gain (loss) on forward foreign currency exchange contracts	(105,433)	—	—
Net Realized Gain (Loss)	(3,253,776)	(11,642,601)	8,299,828
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	—	—	4,732,617
Affiliated issuers	—	—	4,375,190
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	2,137,043	45,987,675	—
Net unrealized appreciation (depreciation) on financial futures	(106,278)	—	—
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	(74,462)	—	—
Net Unrealized Appreciation (Depreciation)	1,956,303	45,987,675	9,107,807
Net Realized and Unrealized Gain (Loss) on Investments	(1,297,473)	34,345,074	17,407,635
Net Increase in Net Assets Resulting from Operations	525,823	40,232,879	20,881,141

a The fund has changed its fiscal year end from December 31 to August 31.
See notes to financial statements.

The Funds 73

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2010 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(154,659,574)
Proceeds from sales of portfolio securities	74,001,788
Proceeds from securities sold short	19,520,324
Net sale of short—term portfolio securities	(3,288,000)
Dividends received	817,036
Interest and dividends paid	(361,611)
Operating expenses paid	(104,395)
Paid to The Dreyfus Corporation	(347,243)	(64,421,675)
Cash Flows from Financing Activites ($):
Net beneficial interest transactions		64,578,402
Dividends paid		(187,162)
Cash at beginning of period		288,675
Cash at end of period		258,240
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		10,417,774
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(154,659,574)
Proceeds from sales of portfolio securities		74,001,788
Proceeds from securities sold short		19,520,324
Net sale of short—term portfolio securities		(3,288,000)
Increase in interest and dividends payable
on securities sold short and loan commitment fees		54,871
Increase in accrued operating expenses		16,116
Increase in prepaid expenses		3,006
Increase in Due from The Dreyfus Corporation		21,874
Net realized gain on investments		(3,420,250)
Net unrealized appreciation on investments		(7,045,584)
Decrease in dividends and income receivable		(44,020)
Net Cash Used by Operating Activities		(64,421,675)

See notes to financial statements.

74

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Income Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	5,467,966	18,917,741	915,539	3,104,867
Net realized gain (loss) on investments	112,491,674	(378,012,597)	4,803,465	(34,816,689)
Net unrealized appreciation (depreciation) on investments	35,212,325	16,668,580	4,431,922	(3,765,992)
Net Increase (Decrease) in Net Assets
Resulting from Operations	153,171,965	(342,426,276)	10,150,926	(35,477,814)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,436,236)	(19,047,992)	(992,497)	(3,217,175)
Investor Shares	(19,663)	(90,931)	(7,658)	(21,687)
Net realized gain on investments:
Class M Shares	—	(17,032,712)	—	(11,235,958)
Investor Shares	—	(105,660)	—	(88,530)
Total Dividends	(5,455,899)	(36,277,295)	(1,000,155)	(14,563,350)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	113,615,309	360,114,245	3,764,570	21,515,085
Investor Shares	1,580,953	4,284,127	50,347	235,624
Dividends reinvested:
Class M Shares	606,947	14,990,832	85,760	8,515,567
Investor Shares	17,775	178,654	6,690	96,517
Cost of shares redeemed:
Class M Shares	(415,957,637)	(299,736,440)	(31,543,543)	(52,924,900)
Investor Shares	(2,762,687)	(3,805,779)	(43,152)	(363,166)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(302,899,340)	76,025,639	(27,679,328)	(22,925,273)
Total Increase (Decrease) in Net Assets	(155,183,274)	(302,677,932)	(18,528,557)	(72,966,437)
Net Assets ($):
Beginning of Period	1,457,838,772	1,760,516,704	127,807,486	200,773,923
End of Period	1,302,655,498	1,457,838,772	109,278,929	127,807,486
Undistributed investment income—net	201,426	189,359	5,894	90,510
Capital Share Transactions (Shares):
Class M Shares
Shares sold	15,647,462	62,235,786	662,141	4,707,144
Shares issued for dividends reinvested	83,517	2,547,700	15,142	1,790,201
Shares redeemed	(56,537,365)	(50,324,886)	(5,459,952)	(10,603,472)
Net Increase (Decrease) in Shares Outstanding	(40,806,386)	14,458,600	(4,782,669)	(4,106,127)
Investor Shares
Shares sold	215,418	695,605	8,695	49,727
Shares issued for dividends reinvested	2,432	30,368	1,170	20,074
Shares redeemed	(383,946)	(624,883)	(7,492)	(71,117)
Net Increase (Decrease) in Shares Outstanding	(166,096)	101,090	2,373	(1,316)

See notes to financial statements.

The Funds 75

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	5,255,927	8,423,366	321,994	4,839,269
Net realized gain (loss) on investments	80,061,213	(343,074,488)	16,473,900	(188,186,887)
Net unrealized appreciation (depreciation) on investments	70,346,418	(11,324,686)	38,277,606	(20,028,629)
Net Increase (Decrease) in Net Assets
Resulting from Operations	155,663,558	(345,975,808)	55,073,500	(203,376,247)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,420,413)	(6,574,644)	(754,676)	(5,358,722)
Investor Shares	(92,947)	(78,833)	—	(46,091)
Net realized gain on investments:
Class M Shares	—	(2,071,344)	—	(978,410)
Investor Shares	—	(44,054)	—	(10,560)
Dreyfus Premier Shares	—	(1,922)	—	—
Total Dividends	(8,513,360)	(8,770,797)	(754,676)	(6,393,783)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	117,972,608	406,555,455	39,874,974	178,941,272
Investor Shares	2,543,908	5,015,272	1,858,016	9,093,836
Dreyfus Premier Shares	9	—	—	—
Net assets received in connection
with reorganization—Note 1	—	—	—	233,386,437
Dividends reinvested:
Class M Shares	1,904,825	2,796,207	151,608	1,637,800
Investor Shares	84,880	111,004	—	54,192
Dreyfus Premier Shares	—	1,347	—	—
Cost of shares redeemed:
Class M Shares	(182,765,751)	(416,972,262)	(164,752,179)	(231,106,470)
Investor Shares	(3,403,973)	(7,274,207)	(2,100,305)	(2,307,647)
Dreyfus Premier Shares	(125,688)	(625,606)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(63,789,182)	(10,392,790)	(124,967,886)	189,699,420
Total Increase (Decrease) in Net Assets	83,361,016	(365,139,395)	(70,649,062)	(20,070,610)
Net Assets ($):
Beginning of Period	1,205,870,406	1,571,009,801	616,843,350	636,913,960
End of Period	1,289,231,422	1,205,870,406	546,194,288	616,843,350
Undistributed (distributions in excess of)
investment income—net	(253,168)	3,004,265	279,577	712,259

76

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009
Capital Share Transactions:
Class M Shares
Shares sold	12,636,501	55,527,828	4,370,632	23,641,067
Shares issued in connection with reorganization—Note 1	—	—	—	20,518,617
Shares issued for dividends reinvested	208,405	426,238	16,977	221,412
Shares redeemed	(19,492,937)	(57,509,599)	(18,105,047)	(28,476,872)
Net Increase (Decrease) in Shares Outstanding	(6,648,031)	(1,555,533)	(13,717,438)	15,904,224
Investor Shares[a]
Shares sold	272,978	660,836	206,239	283,139
Shares issued in connection with reorganization—Note 1	—	—	—	408,812
Shares issued for dividends reinvested	9,348	17,099	—	7,468
Shares redeemed	(367,626)	(962,666)	(235,563)	(290,513)
Net Increase (Decrease) in Shares Outstanding	(85,300)	(284,731)	(29,324)	408,906
Dreyfus Premier Shares[a]
Shares sold	1	—	—	—
Shares issued for dividends reinvested	—	215	—	—
Shares redeemed	(14,430)	(72,925)	—	—
Net Increase (Decrease) in Shares Outstanding	(14,429)	(72,710)	—	—

a During the period ended February 28, 2010, 7,205 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $66,810 were automatically converted to 7,638 Investor shares and during the period ended August 31, 2009, 42,579 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $424,038 were automatically converted to 45,067 Investor shares.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon Focused Equity
	BNY Mellon U.S. Core Equity 130/30 Fund		Opportunities Fund
	Six Months Ended		Five Months Ended
	February 28, 2010	Year Ended	February 28, 2010
	(Unaudited)	August 31, 2009	(Unaudited)[a]
Operations ($):
Investment income (loss)—net	(48,060)	782,504	60,197
Net realized gain (loss) on investments	3,420,250	(55,498,520)	(114,819)
Net unrealized appreciation (depreciation) on investments	7,045,584	12,849,796	1,238,455
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,417,774	(41,866,220)	1,183,833
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(307,480)	(1,196,997)	(23,592)
Investor Shares	—	(1,527)	(5)
Net realized gain on investments:
Class M Shares	—	—	(403)
Total Dividends	(307,480)	(1,198,524)	(24,000)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	103,111,919	41,073,535	126,747,559
Investor Shares	—	101,693	10,000
Dividends reinvested:
Class M Shares	120,318	296,539	6,026
Investor Shares	—	1,439	5
Cost of shares redeemed:
Class M Shares	(18,511,973)	(98,151,068)	(513,604)
Investor Shares	(7,102)	(108,540)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	84,713,162	(56,786,402)	126,249,986
Total Increase (Decrease) in Net Assets	94,823,456	(99,851,146)	127,409,819
Net Assets ($):
Beginning of Period	80,965,501	180,816,647	—
End of Period	175,788,957	80,965,501	127,409,819
Undistributed (distributions in excess of)
investment income—net	(49,149)	306,391	36,600
Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,460,820	5,196,086	11,978,399
Shares issued for dividends reinvested	12,203	38,362	553
Shares redeemed	(1,898,808)	(12,175,332)	(48,370)
Net Increase (Decrease) in Shares Outstanding	8,574,215	(6,940,884)	11,930,582
Investor Shares
Shares sold	—	15,388	1,000
Shares issued for dividends reinvested	—	187.48
Shares redeemed	(752)	(15,199)	—
Net Increase (Decrease) in Shares Outstanding	(752)	376	1,000.48

a From September 30, 2009 (commencement of operations) to February 28, 2010.
See notes to financial statements.

78

	BNY Mellon Small/Mid Cap Fund	BNY Mellon International Fund
	Five Months Ended	Six Months Ended
	February 28, 2010	February 28, 2010	Year Ended
	(Unaudited)[a]	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	74,234	4,085,403	29,050,735
Net realized gain (loss) on investments	(30,203)	18,106,450	(698,891,627)
Net unrealized appreciation (depreciation) on investments	3,086,968	(11,609,826)	379,986,394
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,130,999	10,582,027	(289,854,498)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(46,121)	(29,900,390)	(50,802,501)
Investor Shares	(500)	(109,581)	(168,272)
Net realized gain on investments:
Class M Shares	(128,453)	—	(31,798,143)
Investor Shares	(1,533)	—	(122,033)
Total Dividends	(176,607)	(30,009,971)	(82,890,949)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	125,412,391	111,665,537	346,477,251
Investor Shares	512,100	2,347,213	4,428,015
Dividends reinvested:
Class M Shares	102,900	5,828,151	30,979,191
Investor Shares	1,742	96,704	229,502
Cost of shares redeemed:
Class M Shares	(2,762,305)	(202,875,990)	(760,356,356)
Investor Shares	(518,906)	(2,768,374)	(5,404,874)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	122,747,922	(85,706,759)	(383,647,271)
Total Increase (Decrease) in Net Assets	125,702,314	(105,134,703)	(756,392,718)
Net Assets ($):
Beginning of Period	—	1,252,540,696	2,008,933,414
End of Period	125,702,314	1,147,405,993	1,252,540,696
Undistributed investment income—net	27,613	1,752,012	27,676,580
Capital Share Transactions (Shares):
Class M Shares
Shares sold	11,643,721	10,702,483	43,040,216
Shares issued for dividends reinvested	9,254	557,184	3,653,716
Shares redeemed	(268,119)	(19,515,851)	(88,744,608)
Net Increase (Decrease) in Shares Outstanding	11,384,856	(8,256,184)	(42,050,676)
Investor Shares
Shares sold	46,842	212,098	496,146
Shares issued for dividends reinvested	157	8,736	25,586
Shares redeemed	(45,518)	(249,715)	(566,642)
Net Increase (Decrease) in Shares Outstanding	1,481	(28,881)	(44,910)

a From September 30, 2009 (commencement of operations) to February 28, 2010.
See notes to financial statements.

The Funds 79

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010	Eight Months Ended	Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009[a]	December 31, 2008[b]
Operations ($):
Investment income (loss)—net	(3,151,883)	12,693,058	1,823,296	5,887,805	14,516,721
Net realized gain (loss) on investments	64,894,075	(334,645,585)	(3,253,776)	(11,642,601)	4,306,492
Net unrealized appreciation
(depreciation) on investments	57,401,888	213,381,913	1,956,303	45,987,675	(239,798,814)
Net Increase (Decrease) in Net Assets
Resulting from Operations	119,144,080	(108,570,614)	525,823	40,232,879	(220,975,601)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,020,148)	(19,833,608)	(7,535,695)	(321,748)	(14,464,661)
Investor Shares	(35,030)	(126,913)	(113,186)	—	(129,203)
Net realized gain on investments:
Class M Shares	—	(205,073,815)	—	—	—
Investor Shares	—	(1,571,681)	—	—	—
Total Dividends	(11,055,178)	(226,606,017)	(7,648,881)	(321,748)	(14,593,864)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	451,692,244	502,660,769	18,742,219	9,457,606	433,260,379
Investor Shares	5,948,983	2,743,429	417,614	525,757	296,509
Dividends reinvested:
Class M Shares	2,790,469	154,735,342	327,197	49,391	1,972,462
Investor Shares	29,682	1,218,293	105,666	—	126,953
Cost of shares redeemed:
Class M Shares	(81,188,592)	(369,008,804)	(27,145,877)	(59,939,964)	(480,007,312)
Investor Shares	(5,919,358)	(3,733,735)	(433,317)	(266,046)	(521,761)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	373,353,428	288,615,294	(7,986,498)	(50,173,256)	(44,872,770)
Total Increase (Decrease) in Net Assets	481,442,330	(46,561,337)	(15,109,556)	(10,262,125)	(280,442,235)
Net Assets ($):
Beginning of Period	1,101,771,619	1,148,332,956	260,310,140	270,572,265	551,014,500
End of Period	1,583,213,949	1,101,771,619	245,200,584	260,310,140	270,572,265
Undistributed (distributions in excess of)
investment income—net	(5,195,941)	9,011,120	60,058	5,885,643	319,586
Capital Share Transactions (Shares):
Class M Shares
Shares sold	45,786,569	73,022,866	1,590,662	1,067,245	31,399,895
Shares issued for dividends reinvested	282,722	26,817,217	28,576	6,381	165,654
Shares redeemed	(8,252,415)	(41,406,835)	(2,309,259)	(6,971,873)	(36,005,253)
Net Increase (Decrease) in Shares Outstanding	37,816,876	58,433,248	(690,021)	(5,898,247)	(4,439,704)
Investor Shares
Shares sold	592,626	328,960	36,689	58,035	25,050
Shares issued for dividends reinvested	2,930	205,446	9,310	—	10,623
Shares redeemed	(585,241)	(455,086)	(37,459)	(28,633)	(37,585)
Net Increase (Decrease) in Shares Outstanding	10,315	79,320	8,540	29,402	(1,912)

a	The fund has changed its fiscal year end from December 31 to August 31.
b	Represents information from the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.

See notes to financial statements.

80

	BNY Mellon Balanced Fund
	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	3,473,506	7,422,230
Net realized gain (loss) on investments	8,299,828	(22,702,988)
Net unrealized appreciation (depreciation) on investments	9,107,807	(4,635,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,881,141	(19,916,594)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,908,096)	(8,038,454)
Investor Shares	(60,746)	(115,704)
Net realized gain on investments:
Class M Shares	—	(12,607,030)
Investor Shares	—	(202,398)
Total Dividends	(4,968,842)	(20,963,586)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	36,709,286	42,013,238
Investor Shares	101,378	984,653
Dividends reinvested:
Class M Shares	241,456	11,355,573
Investor Shares	56,067	306,454
Cost of shares redeemed:
Class M Shares	(24,437,577)	(28,960,281)
Investor Shares	(455,323)	(1,122,085)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	12,215,287	24,577,552
Total Increase (Decrease) in Net Assets	28,127,586	(16,302,628)
Net Assets ($):
Beginning of Period	306,054,405	322,357,033
End of Period	334,181,991	306,054,405
Undistributed investment income—net	2,520,725	4,016,061
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,703,270	4,899,132
Shares issued for dividends reinvested	24,404	1,360,335
Shares redeemed	(2,460,153)	(3,375,926)
Net Increase (Decrease) in Shares Outstanding	1,267,521	2,883,541
Investor Shares
Shares sold	10,188	114,400
Shares issued for dividends reinvested	5,635	36,157
Shares redeemed	(46,070)	(124,146)
Net Increase (Decrease) in Shares Outstanding	(30,247)	26,411

See notes to financial statements.

The Funds 81

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.77	8.77	11.56	10.31	9.79	8.74
Investment Operations:
Investment income—net[a]	.03	.09	.11	.09	.10	.11
Net realized and unrealized
gain (loss) on investments	.70	(1.91)	(1.05)	1.49	.52	1.05
Total from Investment Operations	.73	(1.82)	(.94)	1.58	.62	1.16
Distributions:
Dividends from investment income—net	(.03)	(.09)	(.12)	(.08)	(.10)	(.11)
Dividends from net realized gain on investments	—	(.09)	(1.73)	(.25)	—	—
Total Distributions	(.03)	(.18)	(1.85)	(.33)	(.10)	(.11)
Net asset value, end of period	7.47	6.77	8.77	11.56	10.31	9.79
Total Return (%)	10.75[b]	(20.39)	(9.95)	15.60	6.32	13.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.81	.80	.80	.80	.80
Ratio of net expenses to average net assets	.80[c,d]	.81[d]	.80[d]	.79	.80[d]	.80[d]
Ratio of net investment income
to average net assets	.72[c]	1.51	1.15	.76	.96	1.13
Portfolio Turnover Rate	39.12[b]	109.39	56.13	77.46	19.08	23.49
Net Assets, end of period ($ x 1,000)	1,294,773	1,449,565	1,750,688	1,970,482	1,766,105	1,733,531

a Based on average shares outstanding at each month end.

b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

82

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.78	8.78	11.58	10.33	9.82	8.76
Investment Operations:
Investment income—net[a]	.02	.08	.09	.06	.07	.08
Net realized and unrealized
gain (loss) on investments	.70	(1.91)	(1.07)	1.50	.51	1.06
Total from Investment Operations	.72	(1.83)	(.98)	1.56	.58	1.14
Distributions:
Dividends from investment income—net	(.02)	(.08)	(.09)	(.06)	(.07)	(.08)
Dividends from net realized gain on investments	—	(.09)	(1.73)	(.25)	—	—
Total Distributions	(.02)	(.17)	(1.82)	(.31)	(.07)	(.08)
Net asset value, end of period	7.48	6.78	8.78	11.58	10.33	9.82
Total Return (%)	10.60[b]	(20.56)	(10.26)	15.29	5.95	13.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[c]	1.06	1.05	1.05	1.06	1.05
Ratio of net expenses to average net assets	1.05[c,d]	1.06[d]	1.05[d]	1.04	1.06[d]	1.05[d]
Ratio of net investment income
to average net assets	.47[c]	1.25	.89	.51	.72	.87
Portfolio Turnover Rate	39.12[b]	109.39	56.13	77.46	19.08	23.49
Net Assets, end of period ($ x 1,000)	7,883	8,274	9,829	11,704	7,629	3,985

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 83

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	5.39	7.22	10.61	10.43	9.92	9.50
Investment Operations:
Investment income—net[a]	.04	.12	.16	.19	.22	.21
Net realized and unrealized
gain (loss) on investments	.39	(1.35)	(1.35)	1.04	.75	1.27
Total from Investment Operations	.43	(1.23)	(1.19)	1.23	.97	1.48
Distributions:
Dividends from investment income—net	(.05)	(.13)	(.16)	(.19)	(.22)	(.20)
Dividends from net realized gain on investments	—	(.47)	(2.04)	(.86)	(.24)	(.86)
Total Distributions	(.05)	(.60)	(2.20)	(1.05)	(.46)	(1.06)
Net asset value, end of period	5.77	5.39	7.22	10.61	10.43	9.92
Total Return (%)	7.93[b]	(15.73)	(13.79)	12.11	10.00	16.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.87	.84	.81	.81	.82
Ratio of net expenses to average net assets	.87[c,d]	.87[d]	.84[d]	.81	.81[d]	.82[d]
Ratio of net investment income
to average net assets	1.51[c]	2.47	1.87	1.81	2.14	2.12
Portfolio Turnover Rate	31.49[b]	65.88	33.02	62.06	40.75	34.61
Net Assets, end of period ($ x 1,000)	108,146	126,763	199,367	414,866	421,266	394,977

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

84

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	5.44	7.27	10.67	10.49	9.98	9.53
Investment Operations:
Investment income—net[a]	.04	.11	.14	.17	.19	.18
Net realized and unrealized
gain (loss) on investments	.38	(1.35)	(1.36)	1.04	.75	1.29
Total from Investment Operations	.42	(1.24)	(1.22)	1.21	.94	1.47
Distributions:
Dividends from investment income—net	(.04)	(.12)	(.14)	(.17)	(.19)	(.16)
Dividends from net realized gain on investments	—	(.47)	(2.04)	(.86)	(.24)	(.86)
Total Distributions	(.04)	(.59)	(2.18)	(1.03)	(.43)	(1.02)
Net asset value, end of period	5.82	5.44	7.27	10.67	10.49	9.98
Total Return (%)	7.74[b]	(15.84)	(14.03)	11.78	9.68	16.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[c]	1.12	1.09	1.06	1.06	1.07
Ratio of net expenses to average net assets	1.12[c,d]	1.12[d]	1.09[d]	1.06	1.06[d]	1.07[d]
Ratio of net investment income
to average net assets	1.24[c]	2.19	1.62	1.55	1.92	1.88
Portfolio Turnover Rate	31.49[b]	65.88	33.02	62.06	40.75	34.61
Net Assets, end of period ($ x 1,000)	1,133	1,045	1,407	1,719	1,468	1,092

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 85

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	8.64	11.11	14.19	14.26	14.80	12.29
Investment Operations:
Investment income—net[a]	.04	.07	.03	.06	.08	.04
Net realized and unrealized
gain (loss) on investments	1.09	(2.46)	(.53)	2.17	1.21	3.33
Total from Investment Operations	1.13	(2.39)	(.50)	2.23	1.29	3.37
Distributions:
Dividends from investment income—net	(.06)	(.06)	(.04)	(.08)	(.01)	(.04)
Dividends from net realized gain on investments	—	(.02)	(2.54)	(2.22)	(1.82)	(.82)
Total Distributions	(.06)	(.08)	(2.58)	(2.30)	(1.83)	(.86)
Net asset value, end of period	9.71	8.64	11.11	14.19	14.26	14.80
Total Return (%)	13.15[b]	(21.33)	(5.67)	16.76	9.14	28.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.92	.90	.90	.91	.91
Ratio of net expenses to average net assets	.90[c]	.92[d]	.90[d]	.90[d]	.91[d]	.91
Ratio of net investment income
to average net assets	.83[c]	.86	.28	.42	.51	.26
Portfolio Turnover Rate	66.71[b]	147.50	121.12	112.31	93.33	83.57
Net Assets, end of period ($ x 1,000)	1,267,135	1,185,376	1,540,821	1,708,747	1,560,575	1,458,952

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

86

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	8.57	11.00	14.07	14.16	14.73	12.24
Investment Operations:
Investment income—net[a]	.03	.05	.00[b]	.02	.04	.00[b]
Net realized and unrealized
gain (loss) on investments	1.08	(2.43)	(.53)	2.15	1.21	3.32
Total from Investment Operations	1.11	(2.38)	(.53)	2.17	1.25	3.32
Distributions:
Dividends from investment income—net	(.04)	(.03)	—	(.04)	—	(.01)
Dividends from net realized gain on investments	—	(.02)	(2.54)	(2.22)	(1.82)	(.82)
Total Distributions	(.04)	(.05)	(2.54)	(2.26)	(1.82)	(.83)
Net asset value, end of period	9.64	8.57	11.00	14.07	14.16	14.73
Total Return (%)	12.99[c]	(21.51)	(5.94)	16.44	8.93	28.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[d]	1.17	1.15	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.15[d]	1.17[e]	1.15[e]	1.15[e]	1.15[e]	1.15
Ratio of net investment income
to average net assets	.59[d]	.63	.03	.16	.26	.02
Portfolio Turnover Rate	66.71[c]	147.50	121.12	112.31	93.33	83.57
Net Assets, end of period ($ x 1,000)	21,429	19,785	28,520	35,139	30,433	26,445

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 87

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	8.08	10.40	13.52	13.74	14.44	12.09
Investment Operations:
Investment (loss)—net[a]	(.01)	(.01)	(.09)	(.07)	(.07)	(.09)
Net realized and unrealized
gain (loss) on investments	1.03	(2.29)	(.49)	2.07	1.19	3.26
Total from Investment Operations	1.02	(2.30)	(.58)	2.00	1.12	3.17
Distributions:
Dividends from net realized gain on investments	—	(.02)	(2.54)	(2.22)	(1.82)	(.82)
Net asset value, end of period	9.10	8.08	10.40	13.52	13.74	14.44
Total Return (%)	12.62[b]	(22.09)	(6.63)	15.58	8.13	27.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91[c]	1.92	1.90	1.90	1.90	1.88
Ratio of net expenses to average net assets	1.90[c]	1.92[d]	1.90[d]	1.90[d]	1.90[d]	1.88
Ratio of net investment (loss)
to average net assets	(.17)[c]	(.11)	(.73)	(.53)	(.48)	(.71)
Portfolio Turnover Rate	66.71[b]	147.50	121.12	112.31	93.33	83.57
Net Assets, end of period ($ x 1,000)	667	709	1,669	3,635	6,170	8,113

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

88

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	8.57	11.44	14.82	15.39	17.18	14.92
Investment Operations:
Investment income (loss)—net[a]	.00[b]	.07	.03	.00[b]	(.01)	(.01)
Net realized and unrealized
gain (loss) on investments	.82	(2.85)	(1.15)	1.83	.80	2.66
Total from Investment Operations	.82	(2.78)	(1.12)	1.83	.79	2.65
Distributions:
Dividends from investment income—net	(.01)	(.08)	—	—	—	—
Dividends from net realized gain on investments	—	(.01)	(2.26)	(2.40)	(2.58)	(.39)
Total Distributions	(.01)	(.09)	(2.26)	(2.40)	(2.58)	(.39)
Net asset value, end of period	9.38	8.57	11.44	14.82	15.39	17.18
Total Return (%)	9.59[c]	(24.11)	(9.07)	12.53	5.04	17.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[d]	1.03	1.01	1.01	1.01	1.01
Ratio of net expenses to average net assets	.99[d]	.99	1.01[e]	1.00	1.01[e]	1.01[e]
Ratio of net investment income
(loss) to average net assets	.11[d]	.88	.28	.02	(.08)	(.07)
Portfolio Turnover Rate	101.92[c]	159.78	132.19	167.04	108.79	148.54
Net Assets, end of period ($ x 1,000)	539,592	610,567	633,118	670,238	667,241	797,808

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 89

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	8.36	11.11	14.50	15.13	16.97	14.78
Investment Operations:
Investment income (loss)—net[a]	(.01)	.05	.00[b]	(.03)	(.05)	(.05)
Net realized and unrealized
gain (loss) on investments	.81	(2.72)	(1.13)	1.80	.79	2.63
Total from Investment Operations	.80	(2.67)	(1.13)	1.77	.74	2.58
Distributions:
Dividends from investment income—net	—	(.07)	—	—	—	—
Dividends from net realized gain on investments	—	(.01)	(2.26)	(2.40)	(2.58)	(.39)
Total Distributions	—	(.08)	(2.26)	(2.40)	(2.58)	(.39)
Net asset value, end of period	9.16	8.36	11.11	14.50	15.13	16.97
Total Return (%)	9.57[c]	(23.92)	(9.36)	12.33	4.78	17.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[d]	1.28	1.26	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.24[d]	1.23	1.26[e]	1.25	1.26[e]	1.26[e]
Ratio of net investment income
(loss) to average net assets	(.14)[d]	.61	.02	(.23)	(.35)	(.33)
Portfolio Turnover Rate	101.92[c]	159.78	132.19	167.04	108.79	148.54
Net Assets, end of period ($ x 1,000)	6,602	6,277	3,795	5,341	6,618	4,692

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

90

			Class M Shares
	Six Months Ended
	February 28, 2010	Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.07	11.39	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	(.00)[c]	.07	.07	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.00	(2.28)	(1.32)	.14
Total from Investment Operations	1.00	(2.21)	(1.25)	.14
Distributions:
Dividends from investment income—net	(.03)	(.11)	—	—
Net asset value, end of period	10.04	9.07	11.39	12.64
Total Return (%)	11.19[d]	(19.19)	(9.89)	1.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97[e]	2.02	2.39[f]	.50[d]
Ratio of net expenses to average net assets	1.97[e,g]	2.02[g]	2.28[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	(.10)[e]	.87	.58	(.03)[d]
Portfolio Turnover Rate	58.11[d]	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	175,781	80,952	180,803	26,064

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.
g	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 91

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2010	Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.02	11.36	12.63	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.04	.02	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.00	(2.27)	(1.29)	.13
Total from Investment Operations	.99	(2.23)	(1.27)	.13
Distributions:
Dividends from investment income—net	—	(.11)	—	—
Net asset value, end of period	10.01	9.02	11.36	12.63
Total Return (%)	10.98[d]	(19.47)	(10.06)	1.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19[e]	2.25	2.81[f]	.50[d]
Ratio of net expenses to average net assets	2.19[e,g]	2.25[g]	2.71[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	(.30)[e]	.56	.16	(.03)[d]
Portfolio Turnover Rate	58.11[d]	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	8	14	13	10

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.
g	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

92

	Class M Shares	Investor Shares
	Five Months Ended	Five Months Ended
BNY Mellon Focused Equity Opportunities Fund	February 28, 2010 (Unaudited)[a]	February 28, 2010 (Unaudited)[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income—net[b]	.02	.01
Net realized and unrealized gain (loss) on investments	.67	.67
Total from Investment Operations	.69	.68
Distributions:
Dividends from investment income—net	(.01)	(.01)
Net asset value, end of period	10.68	10.67
Total Return (%)[c]	6.92	6.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.54	2.09
Ratio of net expenses to average net asset[d]	.90	1.15
Ratio of net investment income
to average net assets[d]	.55	.13
Portfolio Turnover Rate[c]	9.48	9.48
Net Assets, end of period ($ x 1,000)	127,399	11

a	From September 30, 2009 (commencement of operations) to February 28, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds

93

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares	Investor Shares
	Five Months Ended	Five Months Ended
BNY Mellon Small/Mid Cap Fund	February 28, 2010 (Unaudited)[a]	February 28, 2010 (Unaudited)[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income—net[b]	.02	.01
Net realized and unrealized gain (loss) on investments	1.06	1.05
Total from Investment Operations	1.08	1.06
Distributions:
Dividends from investment income—net	(.01)	(.01)
Dividends from net realized gain on investments	(.03)	(.03)
Total Distributions	(.04)	(.04)
Net asset value, end of period	11.04	11.02
Total Return (%)[c]	10.86	10.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.69	2.57
Ratio of net expenses to average net assets[d]	.95	1.20
Ratio of net investment income
to average net assets[d]	.45	.16
Portfolio Turnover Rate[c]	64.17	64.17
Net Assets, end of period ($ x 1,000)	125,686	16

a	From September 30, 2009 (commencement of operations) to February 28, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

94

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.12	12.11	17.56	17.77	16.20	14.29
Investment Operations:
Investment income—net[a]	.03	.22	.33	.28	.28	.22
Net realized and unrealized
gain (loss) on investments	.04	(1.54)	(3.14)	1.92	3.02	2.52
Total from Investment Operations	.07	(1.32)	(2.81)	2.20	3.30	2.74
Distributions:
Dividends from investment income—net	(.25)	(.41)	(.29)	(.30)	(.23)	(.20)
Dividends from net realized gain on investments	—	(.26)	(2.35)	(2.11)	(1.50)	(.63)
Total Distributions	(.25)	(.67)	(2.64)	(2.41)	(1.73)	(.83)
Net asset value, end of period	9.94	10.12	12.11	17.56	17.77	16.20
Total Return (%)	.60[b]	(9.95)	(18.61)	12.93	21.86	19.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.14	1.10	1.08	1.10	1.09
Ratio of net expenses to average net assets	1.11[c,d]	1.03	1.06	1.08[d]	1.10[d]	1.09
Ratio of net investment income
to average net assets	.66[c]	2.52	2.22	1.59	1.68	1.40
Portfolio Turnover Rate	34.65[b]	102.83	78.35	72.83	70.02	44.92
Net Assets, end of period ($ x 1,000)	1,142,692	1,247,441	2,002,307	2,836,968	2,534,753	1,857,398

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

95

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.69	12.70	18.29	18.41	16.74	14.74
Investment Operations:
Investment income—net[a]	.02	.20	.28	.23	.26	.24
Net realized and unrealized
gain (loss) on investments	.04	(1.60)	(3.26)	2.03	3.11	2.55
Total from Investment Operations	.06	(1.40)	(2.98)	2.26	3.37	2.79
Distributions:
Dividends from investment income—net	(.23)	(.35)	(.26)	(.27)	(.20)	(.16)
Dividends from net realized gain on investments	—	(.26)	(2.35)	(2.11)	(1.50)	(.63)
Total Distributions	(.23)	(.61)	(2.61)	(2.38)	(1.70)	(.79)
Net asset value, end of period	10.52	10.69	12.70	18.29	18.41	16.74
Total Return (%)	.47[b]	(10.11)	(18.87)	12.73	21.49	19.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36[c]	1.38	1.35	1.33	1.36	1.34
Ratio of net expenses to average net assets	1.36[c,d]	1.28	1.32	1.32	1.36[d]	1.34
Ratio of net investment income
to average net assets	.41[c]	2.27	1.82	1.26	1.50	1.50
Portfolio Turnover Rate	34.65[b]	102.83	78.35	72.83	70.02	44.92
Net Assets, end of period ($ x 1,000)	4,714	5,099	6,627	13,634	9,256	3,466

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

96

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	8.71	16.89	24.42	24.53	22.69	17.98
Investment Operations:
Investment income (loss)—net[a]	(.02)	.14	.23	.25	.29	.32
Net realized and unrealized
gain (loss) on investments	1.02	(3.58)	(1.45)	7.18	4.96	6.09
Total from Investment Operations	1.00	(3.44)	(1.22)	7.43	5.25	6.41
Distributions:
Dividends from investment income—net	(.08)	(.42)	(.21)	(.22)	(.44)	(.12)
Dividends from net realized gain on investments	—	(4.32)	(6.10)	(7.32)	(2.97)	(1.58)
Total Distributions	(.08)	(4.74)	(6.31)	(7.54)	(3.41)	(1.70)
Net asset value, end of period	9.63	8.71	16.89	24.42	24.53	22.69
Total Return (%)	11.52[b]	(6.07)	(9.11)	35.81	24.59	36.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52[c]	1.64	1.53	1.50	1.52	1.51
Ratio of net expenses to average net assets	1.52[c,d]	1.64[d]	1.52	1.50[d]	1.52	1.51[d]
Ratio of net investment income
(loss) to average net assets	(.45)[c]	1.76	1.11	1.05	1.18	1.52
Portfolio Turnover Rate	39.68[b]	119.72	63.60	60.72	49.06	42.97
Net Assets, end of period ($ x 1,000)	1,578,157	1,097,296	1,141,146	1,521,024	1,312,055	1,337,801

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

97

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	8.94	17.05	24.60	24.65	22.79	18.08
Investment Operations:
Investment income (loss)—net[a]	(.03)	.11	.20	.15	.26	.30
Net realized and unrealized
gain (loss) on investments	1.04	(3.55)	(1.50)	7.27	4.96	6.09
Total from Investment Operations	1.01	(3.44)	(1.30)	7.42	5.22	6.39
Distributions:
Dividends from investment income—net	(.06)	(.35)	(.15)	(.15)	(.39)	(.10)
Dividends from net realized gain on investments	—	(4.32)	(6.10)	(7.32)	(2.97)	(1.58)
Total Distributions	(.06)	(4.67)	(6.25)	(7.47)	(3.36)	(1.68)
Net asset value, end of period	9.89	8.94	17.05	24.60	24.65	22.79
Total Return (%)	11.28[b]	(6.32)	(9.29)	35.52	24.29	36.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76[c]	1.91	1.78	1.75	1.78	1.72
Ratio of net expenses to average net assets	1.76[c,d]	1.91[d]	1.78[d]	1.74	1.78	1.72[d]
Ratio of net investment income
(loss) to average net assets	(.64)[c]	1.32	.96	.65	1.07	1.48
Portfolio Turnover Rate	39.68[b]	119.72	63.60	60.72	49.06	42.97
Net Assets, end of period ($ x 1,000)	5,056	4,476	7,187	10,846	11,761	4,557

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

98

			Class M Shares
	Six Months Ended
BNY Mellon International	February 28, 2010	Eight Months Ended		Year Ended December 31,
Appreciation Fund†	(Unaudited)	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.35	9.40	16.58	15.46	12.62	11.32
Investment Operations:
Investment income—net[b]	.08	.23	.45	.41	.30	.20
Net realized and unrealized
gain (loss) on investments	(.07)	1.73	(7.17)	1.10	2.81	1.29
Total from Investment Operations	.01	1.96	(6.72)	1.51	3.11	1.49
Distributions:
Dividends from investment income—net	(.34)	(.01)	(.46)	(.39)	(.27)	(.19)
Net asset value, end of period	11.02	11.35	9.40	16.58	15.46	12.62
Total Return (%)	.01[c]	20.93[c]	(41.12)	9.79	24.68	13.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[d]	.70[d]	.70	.69	.68	.84
Ratio of net expenses to average net assets	.65[d]	.66[d]	.67	.69	.68	.84
Ratio of net investment income
to average net assets	1.40[d]	3.80[d]	3.32	2.45	2.14	1.71
Portfolio Turnover Rate	1.54[c]	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	241,056	256,140	267,393	545,392	456,316	308,769

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds

99

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
BNY Mellon International	February 28, 2010	Eight Months Ended		Year Ended December 31,
Appreciation Fund†	(Unaudited)	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.24	9.31	16.37	15.27	12.47	11.19
Investment Operations:
Investment income—net[b]	.07	.22	.40	.36	.27	.17
Net realized and unrealized
gain (loss) on investments	(.07)	1.71	(7.06)	1.09	2.77	1.26
Total from Investment Operations	—	1.93	(6.66)	1.45	3.04	1.43
Distributions:
Dividends from investment income—net	(.32)	—	(.40)	(.35)	(.24)	(.15)
Net asset value, end of period	10.92	11.24	9.31	16.37	15.27	12.47
Total Return (%)	(.12)[c]	20.73[c]	(41.21)	9.50	24.38	12.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[d]	.95[d]	.95	.94	.93	1.10
Ratio of net expenses to average net assets	.89[d]	.91[d]	.92	.94	.93	1.10
Ratio of net investment income
to average net assets	1.16[d]	3.56[d]	3.02	2.20	1.92	1.49
Portfolio Turnover Rate	1.54[c]	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	4,145	4,171	3,179	5,623	5,366	4,431

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

100

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Balanced Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	9.44	10.93	12.91	13.17	12.79	11.56
Investment Operations:
Investment income—net[a]	.11	.24	.30	.29	.27	.22
Net realized and unrealized
gain (loss) on investments	.53	(1.01)	(.73)	1.21	.64	1.25
Total from Investment Operations	.64	(.77)	(.43)	1.50	.91	1.47
Distributions:
Dividends from investment income—net	(.15)	(.27)	(.36)	(.32)	(.30)	(.24)
Dividends from net realized gain on investments	—	(.45)	(1.19)	(1.44)	(.23)	—
Total Distributions	(.15)	(.72)	(1.55)	(1.76)	(.53)	(.24)
Net asset value, end of period	9.93	9.44	10.93	12.91	13.17	12.79
Total Return (%)	6.79[b]	(6.08)	(3.99)	12.09	7.22	12.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.60	.58	.58	.60	.58
Ratio of net expenses to average net assets	.55[c,d]	.60[d]	.58[d]	.58[d]	.60	.58
Ratio of net investment income
to average net assets	2.14[c]	2.81	2.51	2.26	2.10	1.81
Portfolio Turnover Rate	38.14[b]	78.44[e]	51.92[e]	89.78[e]	64.43[e]	62.64[e]
Net Assets, end of period ($ x 1,000)	329,845	301,643	317,545	358,068	342,110	351,525

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
e	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, 2007, 2006 and 2005 were 77.77%, 51.44%, 75.75%, 61.53% and 45.79%, respectively.

See notes to financial statements.

The Funds

101

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Balanced Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	9.50	10.98	12.96	13.21	12.83	11.57
Investment Operations:
Investment income—net[a]	.09	.23	.27	.26	.24	.18
Net realized and unrealized
gain (loss) on investments	.54	(1.01)	(.74)	1.21	.63	1.26
Total from Investment Operations	.63	(.78)	(.47)	1.47	.87	1.44
Distributions:
Dividends from investment income—net	(.14)	(.25)	(.32)	(.28)	(.26)	(.18)
Dividends from net realized gain on investments	—	(.45)	(1.19)	(1.44)	(.23)	—
Total Distributions	(.14)	(.70)	(1.51)	(1.72)	(.49)	(.18)
Net asset value, end of period	9.99	9.50	10.98	12.96	13.21	12.83
Total Return (%)	6.62[b]	(6.11)	(4.29)	11.73	6.93	12.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.85	.81	.86	.85	.85
Ratio of net expenses to average net assets	.80[c,d]	.85[d]	.81[d]	.86[d]	.85	.85
Ratio of net investment income
to average net assets	1.87[c]	2.57	2.28	1.98	1.86	1.45
Portfolio Turnover Rate	38.14[b]	78.44[e]	51.92[e]	89.78[e]	64.43[e]	62.64[e]
Net Assets, end of period ($ x 1,000)	4,337	4,412	4,812	4,274	3,727	1,848

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
e	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, 2007, 2006 and 2005 were 77.77%, 51.44%, 75.75%, 61.53% and 45.79%, respectively.

See notes to financial statements.

102

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-three series including the following diversified equity funds and balanced fund: BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon Balanced Fund and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund commenced operations on September 30, 2009. BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund seek capital appreciation and BNY Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon International Appreciation Fund seeks long-term capital appreciation. BNY Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Small Cap Growth Fund (the “Small Cap Growth Fund”), a series of BNY Hamilton Funds, Inc. were transferred to BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Small Cap Growth Fund received Class M and Investor shares of the Acquiring Fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in the Small Cap Growth Fund at the time of the exchange.The exchange ratios for Class M shares and Investor shares were 1.172 and 1.178, respectively.The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $11.16 for Class M shares and $10.84 for Investor shares, and a total of 6,473,576 Class M shares and 283,476 Investor shares, representing net assets of $75,321,838 (including $1,191,135 net unrealized appreciation on investments) were issued to the Small Cap Growth Fund shareholders in the exchange.The exchange was a tax-free event to shareholders of the Small Cap Growth Fund.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Small Cap

The Funds

103

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Core Equity Fund (the “Small Cap Core Equity Fund”), a series of BNY Hamilton Funds, Inc. were transferred to BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Small Cap Core Equity Fund received Class M and Investor shares of the Acquiring Fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in the Small Cap Core Equity Fund at the time of the exchange.The exchange ratios for Class M shares and Investor shares were .961 and .986, respectively. The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $11.16 for Class M shares and $10.84 for Investor shares, and a total of 14,045,041 Class M shares and 125,336 Investor shares, representing net assets of $158,064,599 (including $1,296,509 net unrealized depreciation on investments) were issued to the Small Cap Core Equity Fund shareholders in the exchange.The exchange was a tax-free event to shareholders of the Small Cap Core Equity Fund.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund does not offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 800 Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

104

that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

BNY Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Funds

105

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 summarizes the inputs used as of February 28, 2010 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No.2010-06 may have on the funds’ financial statement disclosures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis.

Realized gains and losses from securities transactions are

recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, where applicable, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return

106

Table 1.

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large
Cap Stock Fund
Equity Securities—
Domestic†	1,173,827,053	—	—	—	—	—	1,173,827,053
Equity Securities—
Foreign†	91,769,097	—	—	—	—	—	91,769,097
Mutual Funds/
Exchange Traded
Funds	137,290,684	—	—	—	—	—	137,290,684
BNY Mellon Income
Stock Fund
Equity Securities—
Domestic†	107,420,186	—	—	—	—	—	107,420,186
Equity Securities—
Foreign†	1,656,915	—	—	—	—	—	1,656,915
Mutual Funds	1,541,228	—	—	—	—	—	1,541,228
BNY Mellon Mid Cap
Stock Fund
Equity Securities—
Domestic†	1,253,954,771	—	—	—	—	—	1,253,954,771
Equity Securities—
Foreign†	19,108,036	—	—	—	—	—	19,108,036
Mutual Funds	224,351,101	—	—	—	—	—	224,351,101
BNY Mellon Small Cap
Stock Fund
Equity Securities—
Domestic†	516,475,415	—	—	—	—	—	516,475,415
Equity Securities—
Foreign†	8,103,569	—	—	—	—	—	8,103,569
Mutual Funds	123,912,786	—	—	—	—	—	123,912,786
BNY Mellon U.S. Core
Equity 130/30 Fund
Equity Securities—
Domestic†	213,371,288	—	—	—	—	—	213,371,288
Equity Securities—
Foreign†	13,425,786	—	—	—	—	—	13,425,786
Mutual Funds	3,288,000	—	—	—	—	—	3,288,000
Investments in Securities
Sold Short, Not Yet
Purchased	—	(51,568,534)	—	—	—	—	(51,568,534)
BNY Mellon Focused Equity
Opportunities Fund
Equity Securities—
Domestic†	118,310,590	—	—	—	—	—	118,310,590
Equity Securities—
Foreign†	7,505,125	—	—	—	—	—	7,505,125
Mutual Funds	3,785,000	—	—	—	—	—	3,785,000

The Funds

107

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1 (continued).

			Investments in Securities
			Level 2—Other		Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($) Liabilities ($)		Assets ($) Liabilities ($)		Assets ($) Liabilities ($)		Total ($)
BNY Mellon Small/Mid
Cap Fund
Equity Securities—
Domestic†	117,930,158	—	—	—	—	—	117,930,158
Equity Securities—
Foreign†	5,269,910	—	—	—	—	—	5,269,910
Mutual Funds	4,792,000	—	—	—	—	—	4,792,000
BNY Mellon
International Fund
Equity Securities—
Foreign††	1,127,695,331	—	—	—	—	—	1,127,695,331
Mutual Funds/
Exchange Traded
Funds	4,187,743	—	—	—	—	—	4,187,743
Other Financial
Instruments†††	—	—	61,541	(32,537)	—	—	29,004
BNY Mellon Emerging
Markets Fund
Equity Securities—
Foreign††	1,497,554,224	—	7,089,889	—	—	—	1,504,644,113
Mutual Funds/
Exchange Traded
Funds	57,334,320	—	—	—	—	—	57,334,320
Other Financial
Instruments†††	—	—	1,365	(23,977)	—	—	(22,612)
BNY Mellon International
Appreciation Fund
Equity Securities—
Foreign†	238,598,303	—	3,488,883	—	—	—	242,087,186
U.S. Treasury	—	—	199,997	—	—	—	199,997
Mutual Funds	2,261,000	—	—	—	—	—	2,261,000
Other Financial
Instruments †††	—	(106,278)	20,248	(94,710)	—	—	(180,740)
BNY Mellon Balanced Fund
Equity Securities—
Domestic†	110,666,918	—	—	—	—	—	110,666,918
Equity Securities—
Foreign†	8,553,655	—	—	—	—	—	8,553,655
U.S. Treasury	—	—	28,827,417	—	—	—	28,827,417
Asset—Backed	—	—	6,504,844	—	—	—	6,504,844
Corporate Bonds	—	—	25,799,051	—	—	—	25,799,051
Foreign Government	—	—	1,881,418	—	—	—	1,881,418
Municipal Bonds	—	—	1,579,373	—	—	—	1,579,373
U.S. Government Agencies/
Mortgage—Backed	—	—	52,251,657	—	—	—	52,251,657
Commercial
Mortgage—Backed	—	—	5,994,935	—	—	—	5,994,935
Mutual Funds/Exchange
Traded Funds	109,587,350	—	—	—	—	—	109,587,350

†	See Statement of Investments for industry classification.
††	See Statement of Investments for country classification.
†††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

108

the securities in a timely manner. Table 2 summarizes the amounts The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2010.

Table 2.
BNY Mellon Large Cap Stock Fund	$23,943
BNY Mellon Income Stock Fund	779
BNY Mellon Mid Cap Stock Fund	103,101
BNY Mellon Small Cap Stock Fund	54,220
BNY Mellon Emerging Markets Fund	2,069
BNY Mellon Balanced Fund	4,238

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Appreciation Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(e) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.”The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Balanced Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Balanced Fund declare and pay dividends from investment income-net monthly. BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Funds

109

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of each fund to continue to qualify and the policy of BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2010, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations.

Table 3.

During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund,each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009.

Table 4 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009.The tax character of current year distributions will be determined at the end of the current fiscal year.

Expiring in fiscal	2010 ($)†	2011 ($)†	2016 ($)†	2017 ($)†	Total ($)
BNY Mellon Large Cap Stock Fund	—	—	—	104,532,089	104,532,089
BNY Mellon Income Stock Fund	—	—	—	8,161,053	8,161,053
BNY Mellon Mid Cap Stock Fund	—	—	—	83,758,260	83,758,260
BNY Mellon Small Cap Stock Fund	—	—	—	71,307,922	71,307,922
BNY Mellon U.S. Core Equity 130/30 Fund	—	—	114,430	23,308,714	23,423,144
BNY Mellon International Fund	—	—	—	160,678,991	160,678,991
BNY Mellon Emerging Markets Fund	—	—	—	43,341,501	43,341,501
BNY Mellon International Appreciation Fund	21,219,717	10,488,108	—	17,216,910	48,924,735
BNY Mellon Balanced Fund	—	—	—	7,507,394	7,507,394

† If not applied, the carryovers expire in the above years.

Table 4.

			Ordinary		Long-Term
			Income ($)	Capital Gains ($)
BNY Mellon Large Cap Stock Fund			19,143,619		17,133,676
BNY Mellon Income Stock Fund			3,222,920		11,340,430
BNY Mellon Mid Cap Stock Fund			6,655,443		2,115,354
BNY Mellon Small Cap Stock Fund			5,805,325		588,458
BNY Mellon U.S. Core Equity 130/30 Fund			1,198,524		—
BNY Mellon International Fund			50,974,570		31,916,379
BNY Mellon Emerging Markets Fund			67,524,653	159,081,364
BNY Mellon International Appreciation Fund			321,748†		—
BNY Mellon Balanced Fund			8,156,340		12,807,246

† For the eight months ended August 31, 2009.

110

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided byThe Bank of NewYork Mellon (each,a“Facility”),each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2010, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon Large Cap Stock Fund, was approximately $3,373,700 with a related weighted average annualized interest rate of 1.59%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon Income Stock Fund, was approximately $2,700 with a related weighted average annualized interest rate of 1.31%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon Mid Cap Stock Fund, was approximately $14,400 with a related weighted average annualized interest rate of 1.40%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon Small Cap Stock Fund, was approximately $96,900 with a related weighted average annualized interest rate of 1.29%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon U.S. Core Equity 130/30 Fund, was approximately $8,000 with a related weighted average annualized interest rate of .90%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon International Appreciation Fund, was approximately $88,500 with a related weighted average annualized interest rate of 1.43%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon Balanced Fund, was approximately $7,200 with a related weighted average annualized interest rate of 1.40%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying BNY Mellon funds) of BNY Mellon Balanced Fund.

For BNY Mellon Small Cap Stock Fund, the Investment Adviser has agreed through September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares of the fund, exclusive of taxes, interest, brokerage commissions, commitment fees on borrowings and extra-

The Funds

111

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ordinary expenses, do not exceed an annual rate of .99% and 1.24% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $67,500 during the period ended February 28, 2010.

For BNY Focused Equity Opportunities Fund, the Investment Adviser has agreed through January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .90% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $69,578 during the period September 30, 2009 through February 28, 2010.

For BNY Small/Mid Cap Fund, the Investment Adviser has agreed through January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .95% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $122,066 during the period September 30, 2009 through February 28, 2010.

For BNY Mellon International Appreciation Fund, the Investment Adviser has agreed through September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .67% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $31,637 during the period ended February 28, 2010.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

During the period ended February 28, 2010, the Distributor retained $492 from CDSCs on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2010, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $2,647 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of ..25% of the value of the average daily net assets attributable to Investor shares and Dreyfus

112

Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2010, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid to the transfer agent.

Table 5.
BNY Mellon Large Cap Stock Fund	$10,077
BNY Mellon Income Stock Fund	1,365
BNY Mellon Mid Cap Stock Fund,
Investor shares	25,884
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	882
BNY Mellon Small Cap Stock Fund	8,098
BNY Mellon U.S. Core Equity 130/30 Fund	11
BNY Mellon Focused Equity Opportunities Fund	11
BNY Mellon Small/Mid Cap Fund	121
BNY Mellon International Fund	6,455
BNY Mellon Emerging Markets Fund	6,997
BNY Mellon International Appreciation Fund	5,206
BNY Mellon Balanced Fund	5,464

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2010, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreements.

Table 6.
BNY Mellon Large Cap Stock Fund	$ 253
BNY Mellon Income Stock Fund	89
BNY Mellon Mid Cap Stock Fund	8,180
BNY Mellon Small Cap Stock Fund	2,030
BNY Mellon U.S. Core Equity 130/30 Fund	23
BNY Mellon Focused Equity Opportunities Fund	8
BNY Mellon Small/Mid Cap Fund	11
BNY Mellon International Fund	445
BNY Mellon Emerging Markets Fund	500
BNY Mellon International Appreciation Fund	860
BNY Mellon Balanced Fund	59

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2010, pursuant to the custody agreement.

Table 7.
BNY Mellon Large Cap Stock Fund	$53,606
BNY Mellon Income Stock Fund	9,454
BNY Mellon Mid Cap Stock Fund	51,262
BNY Mellon Small Cap Stock Fund	43,587
BNY Mellon U.S. Core Equity 130/30 Fund	12,537
BNY Mellon Focused Equity Opportunities Fund	12,180
BNY Mellon Small/Mid Cap Fund	68,989
BNY Mellon International Fund	721,411
BNY Mellon Emerging Markets Fund	1,532,868
BNY Mellon International Appreciation Fund	10,959
BNY Mellon Balanced Fund	17,881

During the period ended February 28, 2010, each fund was charged $3,341 for services performed by the Chief Compliance Officer.

The Funds

113

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 8 summarizes the components of “Due to The		expenses.The Chairman of the Trust’s Board receives an
Dreyfus Corporation and affiliates” in the Statements of		additional annual fee of $15,000 and the Chairman of
Assets and Liabilities for each fund.		the Trust’s Audit Committee receives an additional
		annual fee of $10,000.
(d) Each trustee who is not an “affiliated person” as
defined in the Act receives from the Trust an annual fee		NOTE 5—Securities Transactions:
of $68,000 and an attendance fee of $7,500 for each in-		Table 9 summarizes each fund’s aggregate amount of
person meeting attended and $500 for telephone meet-		purchases and sales (including paydowns) of investment
ings and is reimbursed for travel and out-of-pocket		securities and securities sold short, excluding short-term

Table 8.

	Investment	Rule 12b-1	Shareholder		Chief	Less Expense
	Advisory	Distribution	Services	Custodian	Compliance	Reimbursement
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Fees ($)
BNY Mellon Large Cap Stock Fund	718,631	—	1,515	32,203	6,124	—
BNY Mellon Income Stock Fund	53,945	—	213	5,277	6,124	—
BNY Mellon Mid Cap Stock Fund	728,735	379	4,160	36,776	6,124	—
BNY Mellon Small Cap Stock Fund	358,451	—	1,224	26,531	6,124	12,734
BNY Mellon U.S. Core Equity 130/30 Fund	75,117	—	2	6,033	6,124	—
BNY Mellon Focused Equity
Opportunities Fund	37,949	—	2	8,628	4,454	17,240
BNY Mellon Small/Mid Cap Fund	52,666	—	3	55,679	4,454	31,622
BNY Mellon International Fund	754,365	—	901	800,534	6,124	—
BNY Mellon Emerging Markets Fund	1,349,903	—	975	1,001,621	6,124	—
BNY Mellon International
Appreciation Fund	93,505	—	772	8,059	6,124	5,010
BNY Mellon Balanced Fund	100,855	—	825	11,840	6,124	—

Table 9.

				Purchases ($)		Sales ($)
BNY Mellon Large Cap Stock Fund				577,204,213	896,089,659
BNY Mellon Income Stock Fund				37,919,519	65,716,393
BNY Mellon Mid Cap Stock Fund				830,914,789	910,044,911
BNY Mellon Small Cap Stock Fund				588,450,468	726,973,640
BNY Mellon Focused Equity Opportunities Fund				127,943,456		3,248,947
BNY Mellon Small/Mid Cap Fund				147,757,810	27,615,241
BNY Mellon International Fund				419,228,812	522,873,919
BNY Mellon Emerging Markets Fund				856,159,049	527,497,208
BNY Mellon International Appreciation Fund				3,956,730	20,286,469
BNY Mellon Balanced Fund				139,770,187	121,383,245
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions				186,196,969	75,310,358
Short sale transactions				35,453,953	61,287,517
Total				221,650,922	136,597,875

114

securities, financial futures, options transactions and forward contracts,during the period ended February 28,2010.

The funds may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Table 10 summarizes each fund’s investments in affiliated investment companies for the period ended February 28, 2010.

Each fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. BNY Mellon Large Cap Stock Fund, BNY

Table 10.

					Net Unrealized
Affiliated	Value				Appreciation	Value	% of
Investment Company	8/31/2009 ($)	Purchases ($)	Sales ($)	Dividends ($)	(Depreciation) ($)	2/28/2010 ($)	Net Assets
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,653,000	186,288,000	188,941,000	—	—	—	—
Dreyfus Institutional Cash
Advantage Plus Fund	122,299,850	479,702,514	483,333,718	—	—	118,668,646	9.1
Total	124,952,850	665,990,514	672,274,718	—	—	118,668,646	9.1
BNY Mellon Income
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	266,000	4,036,000	4,302,000	—	—	—	—
Dreyfus Institutional Cash
Advantage Plus Fund	4,504,683	21,357,739	24,321,194	—	—	1,541,228	1.4
Total	4,770,683	25,393,739	28,623,194	—	—	1,541,228	1.4
BNY Mellon Mid Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	9,005,000	253,142,000	259,822,000	—	—	2,325,000.2
Dreyfus Institutional Cash
Advantage Plus Fund	259,410,744	526,052,405	563,437,048	—	—	222,026,101	17.2
Total	268,415,744	779,194,405	823,259,048	—	—	224,351,101	17.4
BNY Mellon Small Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—	184,774,000	176,739,000	—	—	8,035,000	1.5
Dreyfus Institutional Cash
Advantage Plus Fund	151,678,930	247,745,367	283,546,511	—	—	115,877,786	21.2
Total	151,678,930	432,519,367	460,285,511	—	—	123,912,786	22.7
BNY Mellon U.S. Core
Equity 130/30 Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—	25,266,000	21,978,000	—	—	3,288,000	1.9

The Funds

115

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mellon Mid Cap Stock Fund, BNY Mellon Small Cap			ended February 28, 2010. These disclosures did not
Stock Fund, BNY Mellon U.S. Core Equity Fund, BNY			impact the notes to the financial statements.
Mellon Focused Equity Opportunities Fund, BNY
			During the period BNY Mellon Income Stock Fund,
Mellon Small/Mid Cap Fund and BNY Mellon
			BNY Mellon International Fund, BNY Mellon
Balanced Fund held no derivatives during the period

Table 10 (continued).

					Net Unrealized
Affiliated	Value				Appreciation	Value	% of
Investment Company	8/31/2009 ($)	Purchases ($)	Sales ($)	Dividends ($)	(Depreciation) ($)	2/28/2010 ($)	Net Assets
BNY Mellon Focused Equity
Opportunities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	—	75,162,000	71,377,000	—	—	3,785,000	3.0
BNY Mellon
Small/Mid Cap Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	—	73,270,000	68,478,000	—	—	4,792,000	3.8
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	17,150,000	136,550,000	150,200,000	—	—	3,500,000.3
BNY Mellon Emerging
Markets Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	11,500,000	211,000,000	187,300,000	—	—	35,200,000	2.2
Dreyfus Institutional Cash
Advantage Plus Fund	1,702,292	3,165,665	3,382,827	—	—	1,485,130.1
Total	13,202,292	214,165,665	190,682,827	—	—	36,685,130	2.3
BNY Mellon International
Appreciation Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	—	20,378,000	18,117,000	—	—	2,261,000.9
BNY Mellon Balanced Fund
BNY Mellon Emerging
Markets Fund, Cl. M	18,202,384	6,607,958	—	207,958	1,945,338	26,755,680	8.0
BNY Mellon
International Fund, Cl. M	24,519,018	4,707,762	—	707,762	(769,246)	28,457,534	8.5
BNY Mellon Mid Cap
Stock Fund, Cl. M	18,748,196	134,535	—	134,536	2,330,216	21,212,947	6.4
BNY Mellon Small Cap
Stock Fund, Cl. M	9,186,473	12,220	—	12,220	868,882	10,067,575	3.0
Dreyfus Institutional
Preferred Plus Money
Market Fund	8,241,000	46,291,000	52,557,000	3,106	—	1,975,000.6
Dreyfus Institutional Cash
Advantage Plus Fund	26,231,002	93,526,917	102,346,880	—	—	17,411,039	5.2
Total	105,128,073	151,280,392	154,903,880	1,065,582	4,375,190	105,879,775	31.7

116

Emerging Markets Fund and BNY Mellon International Appreciation Fund held derivatives. These disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

BNY Mellon International Appreciation Fund held derivatives that subject the fund to multiple categories of risk exposure. Table 11 shows the fund’s exposure to different types of market risk as it relates to the Statements of Assets and Liabilities and the Statements of Operations, respectively.

Fair value of derivative instruments for BNY Mellon International Appreciation Fund as of February 28, 2010 is shown below:

Table 11.

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	—	Equity risk[1]	(106,278)
Foreign exchange risk[2]	20,248	Foreign exchange risk[3]	(94,710)
Gross fair value of derivatives contracts	20,248		(200,988)

Statement of Assets and Liabilities location:

[1]

Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2]	Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations for BNY Mellon International Appreciation Fund during the period ended February 28, 2010 is shown below:

Table 11 (continued).

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[4]	Forward Contracts[5]	Total
Equity	117,981	—	117,981
Foreign exchange	—	(105,433)	(105,433)
Total	117,981	(105,433)	12,548

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[6]
Underlying risk	Futures	Forward Contracts	Total
Equity	(106,278)	—	(106,278)
Foreign exchange	—	(74,462)	(74,462)
Total	(106,278)	(74,462)	(180,740)

Statement of Operations location:

[4]	Net realized gain (loss) on financial futures.
[5]	Net realized gain (loss) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on investments, financial futures and forward foreign currency exchange contracts.

The Funds

117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 12 summarizes each relevant fund’s average market value and percentage of average net assets, during the period ended February 28, 2010.

Short Sales: BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at February 28, 2010, and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Futures Contracts: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at February 28, 2010 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and

Table 12.

		Average
	Value ($)	Net Assets (%)
BNY Mellon International Fund
Forward contracts	9,754,632.78
BNY Mellon Emerging Markets Fund
Forward contracts	4,904,461.35
BNY Mellon International Appreciation Fund
Equity futures contracts	2,014,067.77
Forward contracts	2,021,374.77

118

obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date. BNY Mellon Income Stock Fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Table 13 summarizes BNY Mellon Income Stock Fund’s call/put options written for the period ended February 28, 2010.

Table 13.

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain $)
Contracts outstanding August 31, 2009	—	—
Contracts written	284	59,710
Contracts terminated:
Contracts closed	284	59,710	43,255	16,455
Contracts outstanding February 28, 2010	—	—

The Funds

119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts:

BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Appreciation Fund enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract

Table 14.

decreases between those dates.With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. Table 14 summarizes open forward contracts for each fund at February 28, 2010.

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation)
Purchases:
Australian Dollar, Expiring 3/1/2010	827,979	730,278	742,036	11,758
Australian Dollar, Expiring 3/2/2010	820,475	731,289	735,311	4,022
Danish Krone, Expiring 3/1/2010	6,964,403	1,261,210	1,274,224	13,014
Euro, Expiring 3/1/2010	4,105	5,532	5,589	57
Euro, Expiring 3/2/2010	37,112	50,368	50,534	166
Japanese Yen, Expiring 3/1/2010	85,083,690	954,816	957,664	2,848
Japanese Yen, Expiring 3/2/2010	14,169,917	158,784	159,490	706
Norwegian Krone, Expiring 3/1/2010	329,314	54,978	55,729	751
Norwegian Krone, Expiring 3/2/2010	2,570,252	432,797	434,958	2,161
Swiss Franc, Expiring 3/1/2010	1,853,078	1,705,862	1,724,997	19,135
Sales:		Proceeds ($)
Australian Dollar, Expiring 3/1/2010	119,142	105,083	106,775	(1,692)
British Pound, Expiring 3/1/2010	1,600,486	2,446,183	2,440,435	5,748
British Pound, Expiring 3/1/2010	327,341	500,307	499,132	1,175
British Pound, Expiring 3/2/2010	184,480	279,856	281,297	(1,441)
Euro, Expiring 3/1/2010	371,435	500,583	505,767	(5,184)
Japanese Yen, Expiring 3/1/2010	144,029,970	1,616,317	1,621,138	(4,821)
Norwegian Krone, Expiring 3/1/2010	222,478	37,142	37,649	(507)
Singapore Dollar, Expiring 3/1/2010	14,655	10,376	10,425	(49)
Swedish Krona, Expiring 3/1/2010	165,232	22,804	23,175	(371)
Swiss Franc, Expiring 3/1/2010	1,788,891	1,646,774	1,665,246	(18,472)
Gross Unrealized Appreciation				61,541
Gross Unrealized Depreciation				(32,537)

120

Table 14 (continued).

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation)
Purchases:
Indonesian Rupiah, Expiring 3/1/2010	1,682,608,518	179,996	180,247	251
Indonesian Rupiah, Expiring 3/1/2010	770,162,253	82,388	82,503	115
Indonesian Rupiah, Expiring 3/1/2010	1,010,777,530	108,128	108,278	150
Indonesian Rupiah, Expiring 3/1/2010	1,436,567,399	153,676	153,890	214
Malaysian Ringgit, Expiring 3/1/2010	191,682	56,385	56,286	(99)
South African Rand, Expiring 3/2/2010	6,519,823	843,629	844,263	634
Thai Baht, Expiring 3/2/2010	297,349	9,011	8,993	(18)
Sales:		Proceeds ($)
Hong Kong Dollar, Expiring 3/1/2010	72,241	9,306	9,307	(1)
Israeli Shekel, Expiring 3/1/2010	15,079	3,979	3,990	(11)
Philippine Peso, Expiring 3/1/2010	1,772,824	38,249	38,435	(186)
Philippine Peso, Expiring 3/2/2010	2,183,519	47,262	47,339	(77)
South African Rand, Expiring 3/1/2010	3,414,490	432,745	442,148	(9,403)
South Korean Won, Expiring 3/2/2010	3,602,379,314	3,091,640	3,105,767	(14,127)
Thai Baht, Expiring 3/2/2010	68,117	2,061	2,060	1
Thai Baht, Expiring 3/3/2010	917,885	27,705	27,760	(55)
Gross Unrealized Appreciation				1,365
Gross Unrealized Depreciation				(23,977)

Table 14 (continued).

BNY Mellon International Appreciation Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation)
Purchases:
Australian Dollar, Expiring 3/17/2010	134,151	120,656	119,958	(698)
Australian Dollar, Expiring 3/17/2010	118,016	107,674	105,530	(2,144)
Australian Dollar, Expiring 3/17/2010	113,400	101,936	101,403	(533)
British Pounds, Expiring 3/17/2010	105,948	171,975	161,525	(10,450)
British Pounds, Expiring 3/17/2010	234,430	374,787	357,405	(17,382)
British Pounds, Expiring 3/17/2010	49,900	77,999	76,076	(1,923)
British Pounds, Expiring 3/17/2010	51,400	80,392	78,363	(2,029)
Euro, Expiring 3/17/2010	313,019	455,381	426,209	(29,172)
Euro, Expiring 3/17/2010	417,330	597,524	568,240	(29,284)
Euro, Expiring 3/17/2010	28,000	38,600	38,125	(475)
Euro, Expiring 3/17/2010	51,000	69,586	69,442	(144)
Euro, Expiring 3/17/2010	81,600	111,583	111,107	(476)
Japanese Yen, Expiring 3/17/2010	28,142,809	304,034	316,790	12,756
Japanese Yen, Expiring 3/17/2010	9,990,000	107,317	112,452	5,135
Japanese Yen, Expiring 3/17/2010	9,440,000	104,405	106,261	1,856
Japanese Yen, Expiring 3/17/2010	8,895,000	99,626	100,127	501
Gross Unrealized Appreciation				20,248
Gross Unrealized Depreciation				(94,710)

The Funds

121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 15 summarizes accumulated net unrealized appre-	NOTE 6—Subsequent Events Evaluation:
ciation (depreciation) on investments for each fund at
	Dreyfus has evaluated the need for disclosures and/or
February 28, 2010.
	adjustments resulting from subsequent events through the
At February 28, 2010, the cost of investments for federal	date the financial statements were issued.This evaluation
income tax purposes was substantially the same as the	did not result in any subsequent events that necessitated
cost for financial reporting purposes (see the Statement	disclosures and/or adjustments.
of Investments).

Table 15.

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	273,088,674	21,520,683	251,567,991
BNY Mellon Income Stock Fund	16,670,454	3,379,755	13,290,699
BNY Mellon Mid Cap Stock Fund	181,007,744	29,082,665	151,925,079
BNY Mellon Small Cap Stock Fund	54,957,910	17,240,680	37,717,230
BNY Mellon U.S. Core Equity 130/30 Fund	19,867,371	3,991,404	15,875,967
BNY Mellon Focused Equity Opportunities Fund	2,425,418	1,186,963	1,238,455
BNY Mellon Small/Mid Cap Fund	4,551,571	1,464,603	3,086,968
BNY Mellon International Fund	106,553,332	104,548,896	2,004,436
BNY Mellon Emerging Markets Fund	237,975,445	38,920,394	199,055,051
BNY Mellon International Appreciation Fund	23,842,365	74,996,133	(51,153,768)
BNY Mellon Balanced Fund	29,206,447	18,328,411	10,878,036

122

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX	
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	
BNY Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
BNY Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX	
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX	
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX	
BNY Mellon Small/Mid Cap Fund	Class M: MMCMX	Investor: MMCIX	
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX	
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX	
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX	
BNY Mellon Balanced Fund	Class M: MPBLX	Investor: MIBLX	

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

MFTSA0210-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Intermediate U.S. Government Fund
BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT

February 28, 2010

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	5
BNY Mellon Intermediate U.S. Government Fund	7
BNY Mellon Short-Term U.S. Government Securities Fund	9
Understanding Your Fund's Expenses	11
Comparing Your Fund's Expenses With Those of Other Funds	11
Statements of Investments	12
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	32
Notes to Financial Statements	40

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2010.

Fixed-income markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and a global economic recovery gained momentum. The "risk trade," in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment. Consequently, the high yield and emerging market sovereign bond markets ranked among the fixed-income market leaders, while nominal U.S. Treasury securities and other traditional "safe havens" continued to lag on a relative performance basis.

We believe investors probably will need to be more selective in 2010 as the risk trade runs its course. Instead, investment success over the foreseeable future is more likely to be delivered through a selective security evaluation process that favors high-quality, actively managed investments. Of course, your portfolio manager is best suited to help you navigate through this developing economic cycle and recommend appropriate ways for you to seek potential opportunities while maintaining your future goals within the appropriate level of risk you're willing to accept.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2010

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Bond Fund’s Class M shares produced a total return of 2.79%, and Investor shares produced a yield of 2.68%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), produced a total return of 3.19%.2

Higher yielding sectors of the U.S. bond market continued to gain value during the reporting period, but at a less robust pace than earlier in 2009,as the U.S.economy continued to gradually recover. Conversely, long-term U.S. Treasury securities produced modest losses since September of last year as the long end of the yield curve steepened. The fund produced lower returns than its benchmark over the reporting period, due in part to its focus on high-quality securities, which underperformed relative to lower-rated credit issues.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Bond Market Rallied as the U.S. Economy Recovered

The U.S. bond market generally continued to rebound over the reporting period as an economic recovery that had begun earlier in 2009 continued to gain traction. Investors continued to favor securities that had been severely punished during the 2008 recession and financial crisis, causing the market’s advance to be particularly pronounced among lower-rated corporate securities and commercial mortgage-backed securities. However, the market’s overall gains for the reporting period proved to be more modest than those achieved over the first half of 2009. By the same token, the slide that had hurt prices of U.S.Treasury securities moderated during the reporting period, resulting in only modest losses among longer-term Treasuries and generally flat returns for intermediate-term Treasuries.

The U.S. bond market’s performance reflected improving investor sentiment as aggressive remedial measures implemented by the Federal Reserve Board (the “Fed”) and U.S.government helped to support better economic and market conditions. The $787 billion American Recovery and Reinvestment Act passed by Congress early in 2009 helped the U.S.economy return to growth during the third and fourth quarters of the year, and massive purchases of mortgage- and asset-backed debt by the Fed and U.S.Department of theTreasury through programs such as theTerm Asset-Backed Securities Loan Facility (TALF) helped promote liquidity in previously frozen credit markets. In addition, throughout the reporting period, the Fed maintained its target for the overnight federal funds rate in an all-time low range between 0% and 0.25%.

The Funds

3

DISCUSSION OF FUND PERFORMANCE (continued)

Conservative Posture Dampened Relative Performance

Although the fund benefited in this environment from overweighted exposure to investment-grade corporate bonds, lack of exposure to high yield securities prevented it from participating in the greater gains produced by credits rated below investment grade.The fund’s holdings in the investment-grade corporate sector were broadly diversified across industry groups, and we maintained a generally conservative security selection strategy to mitigate the risks inherent in overweighted exposure to the sector.

The fund’s underweight exposure to commercial mortgage-backed securities—and its focus on AAA-rated, seasoned securities in the sector—also undermined the fund’s returns compared to its benchmark when lower-rated commercial mortgages ranked among the market’s leaders during the rebound.Among residential mortgage-backed securities, our emphasis on relatively defensive securities with higher coupon rates also contributed to the fund’s underperformance. Finally, a modest position in Treasury Inflation Protected Securities (“TIPS”) proved mildly detrimental as inflationary pressures remained muted despite historically low interest rates and the recovering economy.

We also maintained a conservative posture with regard to the fund’s interest rate strategies. A relatively short average duration enabled the fund to avoid the full brunt of weakness among longer-term U.S.Treasury securities.

Maintaining a Cautious Approach

As of the reporting period’s end, we believe that higher yielding bonds may have room for further gains as the U.S. economic recovery continues. However, we expect the Fed to pare back some of its remedial programs in the months ahead, and it may begin to lay the groundwork for higher short-term interest rates down the road.These developments could cause prices of U.S.Treasury securities to fall from current levels.

As the market environment evolves, we believe that security selection is likely to become a more critical determinant of fund performance, an environment to which our research-intensive approach may be particularly well suited. In the meantime, we have maintained a defensive interest-rate posture and mildly overweight positions in investment-grade corporate bonds and mortgage-backed securities.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 2.44%, and Investor shares produced a yield of 2.31%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 3.01%.2

Higher yielding sectors of the U.S. bond market continued to gain value during the reporting period as the

U.	S. economy gradually recovered. Conversely, 10-year
U.	S.Treasury notes were hindered to an extent by sup-

ply-and-demand factors. The fund produced lower returns than its benchmark over the reporting period, due in part to its focus on high-quality securities, which underperformed relative to lower-rated credit issues.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds.The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk.We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Bond Market Rallied as the U.S. Economy Recovered

The U.S. bond market generally continued to rebound over the reporting period as an economic recovery gained traction. Investors continued to favor securities that had been severely punished during the previous downturn, causing the market’s advance to be particularly pronounced among lower-rated corporate securities and commercial mortgage-backed securities. However, the market’s overall gains for the reporting period proved to be more modest than those achieved over the first half of 2009. By the same token, the slide that had hurt prices of U.S.Treasury securities moderated during the reporting period, resulting in modest losses among intermediate-term Treasuries and mildly positive returns for short-term Treasuries.

The U.S. bond market’s performance reflected improving investor sentiment as aggressive remedial measures implemented by the Federal Reserve Board (the “Fed”) and U.S. government helped to support better economic and market conditions. The $787 billion American Recovery and Reinvestment Act helped the

The Funds

5

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. economy return to growth during the third and fourth quarters of last year, and massive purchases of mortgage- and asset-backed debt through programs such as the Term Asset-Backed Securities Loan Facility (TALF) helped promote liquidity in previously frozen credit markets.Throughout the reporting period, the Fed maintained its target for the overnight federal funds rate in an all-time low range between 0% and 0.25%.

Conservative Posture Dampened Relative Performance

Although the fund benefited in this environment from overweight exposure to investment-grade corporate bonds, lack of exposure to high yield securities prevented it from participating in their greater gains.The fund’s holdings in the investment-grade corporate sector were broadly diversified across industry groups, and we maintained a generally conservative security selection strategy to mitigate the risks inherent in overweight exposure to the sector.

Underweight exposure to commercial mortgage-backed securities—and our focus on AAA-rated, seasoned securities in the sector—also undermined the fund’s returns compared to its benchmark. Among residential mortgage-backed securities, an underweight position and an emphasis on relatively defensive securities with higher coupon rates also contributed to the fund’s underperfor-mance. Finally, a modest position in Treasury Inflation Protected Securities (“TIPS”) proved detrimental as inflationary pressures remained muted.

We also maintained a conservative posture with regard to the fund’s interest rate strategies. A relatively short average duration enabled the fund to avoid the full brunt of weakness among longer-term U.S.Treasury securities.

Maintaining a Cautious Approach

As of the reporting period’s end, we believe that higher yielding bonds may have room for further gains as the U.S. economic recovery continues. However, we expect the Fed to pare back some of its remedial programs in the months ahead, and it may begin to lay the groundwork for higher short-term interest rates down the road. These developments could cause prices of U.S.Treasury securities to fall from current levels.

As the market environment evolves, we believe that security selection is likely to become a more critical determinant of fund performance, an environment to which our research-intensive approach may be particularly well suited. In the meantime, we have maintained a defensive interest-rate posture and mildly overweighted positions in investment-grade corporate bonds.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U. S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Intermediate U.S. Government Fund’s Class M shares achieved a total return of 1.65%, and the fund’s Investor shares achieved a total return of 1.63%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government Index (the “Index”), achieved a total return of 1.88%.2

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The fund allocates broadly among U.S.Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs).The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Under normal market conditions, the fund maintains an average effective portfolio maturity between three and 10 years. The fund attempts to manage interest rate risk by adjusting its duration.The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

Government Securities Lagged in Bond Market Rally

The reporting period began in the midst of a global economic recovery that had begun earlier in 2009.The recovery fueled rising prices for higher yielding fixed-income securities, such as corporate bonds, that had been severely punished during the previous downturn. In contrast, U.S. Treasury securities and, to a lesser extent, U.S. government agency securities produced generally flat returns or lost a modest degree of value as investors turned to riskier investments.

The economic recovery reflected aggressive remedial intervention by the Federal Reserve Board (the “Fed”) and U.S. government. The $787 billion American Recovery and Reinvestment Act of 2009 helped the U.S. economy return to growth over the third and fourth quarters of last year. In addition, the Fed and U.S. Department of the Treasury lent support to the bond market by purchasing mortgage- and asset-backed debt through programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, the Fed throughout the reporting period maintained its target for the overnight federal funds rate in an all-time low range between 0% and 0.25%.

The market also was influenced by a flood of new supply as the U.S.Treasury boosted borrowing activity to fund economic stimulus and liquidity programs. Rising issuance volumes put additional pressure on prices of Treasury and agency securities during the reporting period.

The Funds

7

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selection Strategy Supported Relative Performance

The fund began the reporting period with an overweight exposure to debentures from U.S. government agencies. These positions gained value when the Fed and U.S. Department of the Treasury stepped up purchases of agency-issued mortgage- and asset-backed securities as part of their efforts to restore liquidity to frozen credit markets. Because agencies generally outperformed nominal Treasuries, this positioning contributed positively to the fund’s performance compared to its benchmark. However, after agencies had gained value, we pared back the fund’s holdings, typically reinvesting the proceeds in Treasuries. As a result, the fund ended the reporting period with an underweight position in agencies and overweight exposure to U.S.Treasury securities.

The fund also held a modest position in Treasury Inflation Protected Securities (“TIPS”) with maturities in the 10-year range, which are not represented in the Index. Intermediate-term TIPS produced higher returns than nominal Treasuries with comparable maturities, helping to bolster the fund’s relative returns.

Our interest rate strategies also added a moderate amount of value to the fund’s relative performance. As the recovery aged, the likelihood of rising short-term interest rates increased, and we placed greater emphasis on securities with relatively shorter maturities.This shift enabled the fund to take fuller advantage of relatively steep yield differences along the intermediate-term segment of the maturity spectrum.

Positioned for a New Phase of the Economic Cycle

The U.S. economy has continued to recover slowly, and the Fed has signaled its intention to unwind some of the liquidity programs it established during the credit crisis. Therefore, we have maintained the fund’s bias in favor of U.S.Treasuries and shorter maturities as a subpar economic recovery gradually moves to the next phase of its cycle.We may soon complement that core position with agency-issued mortgage-backed securities, which we believe are likely to offer relatively attractive yields when government support programs end.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: BLOOMBERG – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Intermediate Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares achieved a total return of 0.97%, and the fund’s Investor shares achieved a total return of 0.84%.1 In comparison, the Barclays Capital 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 1.30%.2

U.S. government securities generally underperformed riskier bonds as an economic recovery lifted higher yielding market sectors. The fund produced lower returns than its benchmark, due in part to its defensively short average duration and underweight of agencies securities relative to the Index.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Government Securities Lagged in Bond Market Rally

The reporting period began in the midst of a global economic recovery that had begun earlier in 2009. The recovery fueled rising prices for higher yielding fixed-income securities, such as corporate bonds, that had been severely punished during the previous downturn. In contrast, U.S.Treasury securities and, to a lesser extent, U.S. government agency securities lost a modest degree of value or produced generally flat returns as investors turned to riskier investments.

The economic recovery reflected aggressive remedial intervention by the Federal Reserve Board (the “Fed”) and U.S. government. The $787 billion American Recovery and Reinvestment Act of 2009 helped the U.S. economy return to growth over the third and fourth quarters of last year. In addition, the Fed and U.S. Department of the Treasury lent support to the bond market by purchasing mortgage- and asset-backed debt through programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, the Fed throughout the reporting period maintained its target for the overnight federal funds rate in an all-time low range between 0% and 0.25%.

The Funds

9

DISCUSSION OF FUND PERFORMANCE (continued)

The U.S.government securities market also was influenced by a flood of new supply as the U.S.Treasury boosted borrowing activity to fund economic stimulus and liquidity programs. Rising issuance volumes put additional pressure on prices of U.S.Treasury securities and U.S. government agency securities during the reporting period.

Cautious Investment Posture Dampened Relative Performance

The fund began the reporting period with overweight exposure to debentures from U.S. government agencies. These positions gained value when the Fed and U.S. Department of the Treasury stepped up purchases of agency-issued mortgage- and asset-backed securities as part of their efforts to restore liquidity to frozen credit markets. As they gained value, we pared back the fund’s holdings of agency securities by allowing them to mature. We typically reinvested the proceeds in Treasuries, and the fund ended the reporting period with an underweight position in agencies. However, agencies generally continued to outperform Treasuries, contributing to the fund’s underperformance compared to its benchmark for the reporting period overall.

As the recovery aged, the likelihood of higher short-term interest rates increased, and we placed greater emphasis on securities with shorter maturities. However, this shift pre-

vented the fund from taking fuller advantage of relatively steep yield differences along the short-term segment of the maturity spectrum. This, in turn, reduced the fund’s relative performance, to an extent.

Positioned for a New Phase of the Economic Cycle

The U.S. economy has continued to recover slowly, and the Fed has signaled its intention to unwind some of the liquidity programs it established during the credit crisis.Therefore, we have maintained the fund’s bias in favor of U.S.Treasuries as a subpar economic recovery gradually moves to the next phase of its cycle.We have complemented that core position with agency-issued mortgage-backed securities, which in our judgment offer relatively attractive yields.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 1-3Year U.S.

Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

10

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from September 1, 2009 to February 28, 2010. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.77	$ 4.07
Ending value (after expenses)	$1,027.90	$1,026.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.81	$ 4.01
Ending value (after expenses)	$1,024.40	$1,023.10
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 3.25	$ 4.50
Ending value (after expenses)	$1,016.50	$1,016.30
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.64	$ 3.88
Ending value (after expenses)	$1,009.70	$1,008.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.76	$ 4.06
Ending value (after expenses)	$1,022.07	$1,020.78
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.81	$ 4.01
Ending value (after expenses)	$1,022.02	$1,020.83
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 3.26	$ 4.51
Ending value (after expenses)	$1,021.57	$1,020.33
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.66	$ 3.91
Ending value (after expenses)	$1,022.17	$1,020.93

† Expenses are equal to the BNY Mellon Bond Fund’s annualized expense ratio of .55% for Class M and .81% for Investor shares, BNY Mellon Intermediate Bond Fund .56%
for Class M and .80% for Investor shares, BNY Mellon Intermediate U.S. Government Fund .65% for Class M and .90% for Investor shares and BNY Mellon Short-Term
U.S. Government Securities Fund .53% for Class M and .78% for Investor shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds

11

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.4%	Rate (%)	Date	Amount ($)	Value ($)
Asset—Backed Certificates—1.1%
CIT Equipment Collateral, Ser. 2009-VT1, Cl. A2	2.20	6/15/11	11,985,643 [a]	12,032,208
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	3,918,412	3,930,423
				15,962,631
Asset-Backed Ctfs./Auto Receivables—3.9%
Daimler Chrysler Auto Trust, Ser. 2006-C, Cl. A4	4.98	11/8/11	726,356	732,243
Ford Credit Auto Owner Trust, Ser. 2007-A, Cl. A4A	5.47	6/15/12	755,000	790,082
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	5,865,000	6,048,903
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	21,235,000	21,730,914
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	786,514	795,963
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	5,210,000	5,408,287
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,470,000	1,501,929
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	6,170,056	6,225,396
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	6,465,000	6,728,376
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	3,600,000	3,746,204
USAA Auto Owner Trust, Ser. 2006-4, Cl. A4	4.98	10/15/12	2,543,182	2,599,735
				56,308,032
Automotive, Trucks & Parts—.4%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	5,114,000	5,415,138
Banks—4.0%
Bank of America, Sub. Notes	5.49	3/15/19	14,300,000 [b]	13,785,700
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	6,554,813
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	12,610,000	12,891,909
Citigroup, Sub. Notes	5.00	9/15/14	1,735,000	1,727,151
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	3,176,031
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	3,980,000	3,870,689
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	3,695,000	3,908,031
Morgan Stanley, Sub. Notes	4.75	4/1/14	9,590,000	9,757,077
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	2,825,000	2,826,963
				58,498,364
Building & Construction—.4%
CRH America, Gtd. Notes	5.30	10/15/13	5,930,000	6,325,418
Commercial & Professional Services—.6%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	8,546,000 [a]	8,417,836
Commercial Mortgage Pass-Through Ctfs.—4.8%
Banc of America Commercial Mortgage, Ser. 2004-4, Cl. A3	4.13	7/10/42	659,204	659,345
Banc of America Commercial Mortgage, Ser. 2005-6, Cl. A2	5.17	9/10/47	2,890,000 [c]	2,936,446
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	7,922,000	8,071,760
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T20, Cl. A1	4.94	10/12/42	179,503	180,000

12

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. (continued)
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1, Cl. A1	5.05	7/15/44	586,592	586,559
Commercial Mortgage Pass-Through
Certificates, Ser. 2000-C1, Cl. A2	7.42	8/15/33	2,704,937 [c]	2,711,201
CS First Boston Mortgage Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	2,350,000	2,355,170
First Union National Bank Commercial
Mortgage, Ser. 2001-C2, Cl. A2	6.66	1/12/43	5,479,808	5,678,301
First Union National Bank Commercial
Mortgage, Ser. 2000-C2, Cl. A2	7.20	10/15/32	2,815,650	2,860,025
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	8,130,000 [c]	8,219,457
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Cl. A2	4.06	9/15/27	1,332,922 [c]	1,341,373
LB-UBS Commercial Mortgage Trust, Ser. 2000-C5, Cl. A2	6.51	12/15/26	9,083,784	9,289,374
Prudential Mortgage Capital Funding, Ser. 2001-ROCK, Cl. A2	6.61	5/10/34	10,183,914	10,578,605
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A4	5.24	7/15/42	6,379,000 [c]	6,426,572
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C32, Cl. A1	5.69	6/15/49	7,288,477	7,494,719
				69,388,907
Diversified Financial Services—4.5%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	7,090,000	7,851,530
AXA Financial, Sr. Unscd. Notes	7.75	8/1/10	6,815,000	7,007,912
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000	8,715,309
General Electric Capital, Sr. Unscd. Notes	5.63	9/15/17	10,070,000	10,557,076
Goldman Sachs Capital I, Gtd. Cap. Secs.	6.35	2/15/34	1,152,000	1,033,663
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	8,815,000 [b]	9,260,228
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	6,255,000	6,964,117
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	6,221,000	6,670,573
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,485,000	6,545,525
				64,605,933
Electric Utilities—.4%
Emerson Electric, Sr. Unscd. Notes	5.00	12/15/14	3,500,000	3,864,612
Southern California Edison, First Mortgage Bonds, Ser. 04-F	4.65	4/1/15	2,200,000	2,378,576
				6,243,188
Entertainment—.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	2,168,000 [a]	2,042,148
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	2,010,000 [a]	1,903,189
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,576,000 [a]	2,426,463
				6,371,800
Food & Beverages—1.8%
Diageo Finance, Gtd. Notes	5.50	4/1/13	5,945,000	6,523,876

The Funds

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Food & Beverages (continued)
General Mills, Sr. Unscd. Notes	5.65	2/15/19	2,215,000	2,389,899
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	9,265,000	9,449,661
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	7,167,410
				25,530,846
Foreign/Governmental—1.3%
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	10,855,000	10,703,204
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	6,363,375
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,480,000 [b]	1,672,400
				18,738,979
Health Care—.4%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	5,955,000	6,262,165
Information Technology—1.6%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	3,272,000	3,970,107
Intuit, Sr. Unscd. Notes	5.40	3/15/12	6,942,000	7,414,820
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000	11,475,692
				22,860,619
Media & Telecommunications—5.1%
AT&T, Sr. Unscd. Notes	5.80	2/15/19	8,145,000	8,726,838
AT&T, Sr. Unscd. Notes	5.88	8/15/12	5,995,000	6,579,249
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	5,550,000	6,264,201
Comcast, Gtd. Notes	5.90	3/15/16	8,975,000	9,796,562
News America Holdings, Gtd. Debs.	7.60	10/11/15	3,750,000	4,394,813
News America Holdings, Gtd. Debs.	9.25	2/1/13	904,000	1,070,134
News America, Gtd. Notes	6.15	3/1/37	2,375,000	2,385,934
Rogers Communications, Gtd. Notes	6.38	3/1/14	6,810,000	7,639,690
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	5,280,000	5,615,037
Time Warner Cable, Gtd. Notes	8.25	4/1/19	6,005,000	7,307,827
Time Warner, Gtd. Notes	5.50	11/15/11	1,905,000	2,027,367
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,755,000	11,394,611
				73,202,263
Oil & Gas—.2%
Shell International Finance, Gtd. Notes	3.25	9/22/15	2,900,000 [b]	2,944,527

14

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty Insurance—1.1%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000	7,995,501
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000	7,387,508
				15,383,009
Real Estate—.6%
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,245,000	8,210,371
Residential Mortgage Pass-Through Ctfs.—.1%
GMAC Mortgage Corporation
Loan Trust, Ser. 2004-JR1, Cl. A6	0.68	12/25/33	1,028,487 [c]	843,766
GMAC Mortgage Corporation
Loan Trust, Ser. 2004-J2, Cl. A2	0.73	6/25/34	1,045,995 [c]	957,246
JP Morgan Mortgage Trust, Ser. 2005-A5, Cl. 3A1	5.37	8/25/35	237,836 [c]	235,107
				2,036,119
State/Territory General Obligations—1.3%
California GO (Various Purpose) (Build America Bonds)	7.30	10/1/39	15,215,000	14,460,488
Illinois GO	4.42	1/1/15	3,835,000	3,918,565
				18,379,053
Transportation—.2%
GATX, Sr. Unscd. Notes	4.75	5/15/15	2,850,000	2,859,923
U.S. Government Agencies—9.2%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	9,140,000	9,354,982
Federal Farm Credit Banks, Bonds	3.00	9/22/14	12,955,000	13,275,753
Federal Home Loan Banks, Bonds	3.63	10/18/13	11,670,000	12,391,614
Federal Home Loan Mortgage Corp., Notes	2.00	4/27/12	5,780,000 [d]	5,867,024
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	9/28/12	10,255,000 [d]	10,313,782
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	11/5/12	10,300,000 [d]	10,384,996
Federal Home Loan Mortgage Corp., Notes	3.00	4/21/14	16,000,000 [d]	16,053,392
Federal National Mortgage Association, Notes	2.00	9/28/12	10,495,000 [d]	10,577,407
Federal National Mortgage Association, Notes	2.63	12/10/14	7,980,000 [d]	7,968,245
Federal National Mortgage Association, Notes	3.00	9/16/14	6,610,000 [d]	6,801,908
Federal National Mortgage Association, Notes	4.38	7/17/13	9,520,000 [d]	10,352,153
Federal National Mortgage Association, Notes	5.25	3/5/14	18,865,000 [d]	18,875,470
				132,216,726

The Funds

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government Securities—21.7%
Mortgage-Backed—33.3%			U.S. Treasury Bonds:
Federal Home Loan Mortgage Corp.:			6.25%, 8/15/23	2,405,000	2,937,859
4.50%, 3/1/21	2,571,321 [d]	2,706,984	7.13%, 2/15/23	3,014,000 [b]	3,949,754
5.00%, 10/1/24—7/1/28	12,595,202 [d]	13,187,406	U.S. Treasury Inflation Protected
5.50%, 12/1/37—1/1/38	21,017,756 [d]	22,252,920	Securities, Bonds,
5.77%, 4/1/37	6,239,633 [c,d]	6,509,276	2.38%, 1/15/27	13,511,170 [b,e]	14,144,506
6.00%, 7/1/37—6/1/39	41,231,468 [d]	44,183,933	Securities, Notes,
6.50%, 9/1/37—4/1/39	18,643,198 [d]	20,167,529	0.63%, 4/15/13	6,928,346 [e]	7,110,215
6.50%, 4/1/39	6,506,540 [d]	7,038,537	Securities, Notes,
7.00%, 11/1/26—4/1/32	1,431,564 [d]	1,579,941	1.38%, 7/15/18	11,914,270 [b,e]	12,030,625
7.50%, 9/1/11—7/1/31	118,314 [d]	133,672	Securities, Notes,
Multiclass Mortgage			2.38%, 1/15/17	13,527,235 [e]	14,719,323
Participation Ctfs.,			U.S. Treasury Notes:
Ser. R002, Cl. AH,			1.13%, 12/15/12	5,500,000	5,485,821
4.75%, 7/15/15	780,722 [d]	799,353	1.38%, 10/15/12	13,040,000	13,122,530
Multiclass Mortgage			4.00%, 11/15/12	58,850,000 [b]	63,355,733
Participation Ctfs., Ser. R004,			4.25%, 8/15/13	35,020,000 [b]	38,248,424
Cl. AL, 5.13%, 12/15/13	411,893 [d]	430,915	4.25%, 11/15/13	16,845,000	18,437,392
Federal National			4.50%, 4/30/12	13,500,000	14,554,701
Mortgage Association:			4.50%, 11/15/15	28,155,000	31,157,477
4.00%, 4/1/24—1/1/25	23,055,318 [d]	23,584,336	4.63%, 2/29/12	29,750,000 [b]	32,025,429
4.50%, 3/1/23—6/1/39	70,578,425 [d]	72,558,025	4.75%, 5/31/12	10,500,000	11,399,073
5.00%, 3/1/21—11/1/39	57,478,285 [d]	60,136,047	4.88%, 6/30/12	8,000,000	8,722,504
5.50%, 7/1/35—6/1/38	57,493,856 [d]	60,676,152	5.13%, 5/15/16	18,775,000	21,346,311
5.65%, 4/1/37	5,695,481 [c,d]	5,962,746			312,747,677
5.90%, 5/1/37	5,875,314 [c,d]	6,140,657
6.00%, 4/1/33—9/1/39	45,921,507 [d]	48,947,011	Total Bonds and Notes
6.01%, 8/1/37	7,406,193 [c,d]	7,757,325	(cost $1,381,507,396)	1,419,598,442
6.50%, 10/1/36—12/1/37	23,915,092 [d]	25,571,178
7.00%, 4/1/32—10/1/32	1,746,311 [d]	1,940,452	Common Stocks—.0%	Shares	Value ($)
Government National			Internet—.0%
Mortgage Association I:
			AboveNet	1,266 [f]	77,378
5.00%, 11/15/34—1/15/39	27,743,643	29,051,149
5.50%, 2/15/36	3,248,266	3,451,210	Media & Telecommunications—.0%
6.00%, 7/15/38	9,530,270	10,189,533	XO Holdings	635 [f]	470
6.50%, 8/15/38	5,332,126	5,732,631	Total Common Stocks
		480,688,918	(cost $0)		77,848

16

BNY Mellon Bond Fund (continued)

Other Investment—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $13,979,000)	13,979,000 [g]	13,979,000

Investment of Cash Collateral for Securities Loaned—4.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $59,994,783)	59,994,783 [g]	59,994,783
Total Investments (cost $1,455,481,179)	103.5%	1,493,650,073
Liabilities, Less Cash and Receivables	(3.5%)	(51,183,729)
Net Assets	100.0%	1,442,466,344

a

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities had a total market value of $26,821,844 or 1.9% of net assets.

b

Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is $57,827,358 and the total market value of the collateral held by the fund is $59,994,783.

c	Variable rate security—interest rate subject to periodic change.
[d]

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

e	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f	Non-income producing security.
g	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	64.2	State/Government General Obligations	1.3
Corporate Bonds	21.7	Foreign/Governmental	1.3
Asset/Mortgage-Backed	9.9	Common Stocks	.0
Money Market Investments	5.1		103.5

† Based on net assets.
See notes to financial statements.

The Funds

17

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—97.8%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.6%
General Dynamics, Gtd. Notes	5.25	2/1/14	3,050,000	3,382,651
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000	2,102,284
				5,484,935
Asset—Backed Certificates—.2%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	1,463,088	1,467,573
Asset-Backed Ctfs./Auto Receivables—1.5%
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	563,509	570,278
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	2,020,000	2,096,879
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	2,395,000	2,447,020
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	3,581,623	3,613,748
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	2,125,000	2,211,570
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	2,680,000	2,788,840
				13,728,335
Automotive, Trucks & Parts—1.3%
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	4,385,000	4,892,555
GATX, Sr. Unscd. Notes	4.75	5/15/15	1,900,000	1,906,616
Johnson Controls, Sr. Unscd. Notes	5.25	1/15/11	5,080,000 [a]	5,269,931
				12,069,102
Bank & Finance—13.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,616,000 [b]	1,522,191
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	990,000 [b]	937,391
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,967,000 [b]	1,852,816
AXA Financial, Sr. Unscd. Notes	7.75	8/1/10	3,625,000	3,727,613
Bank of America, Sub. Notes	5.42	3/15/17	8,900,000	8,713,848
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	4,975,000	4,813,313
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	8,250,000	8,434,437
Caterpillar Financial Services, Sr. Unscd. Notes	6.13	2/17/14	4,975,000	5,620,680
Citigroup, Sub. Notes	5.00	9/15/14	4,400,000	4,380,094
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	2,877,170
General Electric Capital, Sr. Unscd. Notes	2.80	1/8/13	5,000,000 [a]	5,046,720
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	5,400,000	5,706,634
HSBC Finance, Sr. Unscd. Notes	6.38	11/27/12	8,508,000	9,386,026
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	5,805,000	6,463,101
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	4,110,000	4,456,346
Merrill Lynch & Co., Sr. Unscd. Notes	5.45	2/5/13	7,580,000	8,040,462
Morgan Stanley, Sub. Notes	4.75	4/1/14	5,985,000	6,089,271
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	5,305,000	5,688,376
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	15,935,000	16,315,767
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,195,000	3,224,819
Wells Fargo & Co., Sub. Notes	6.38	8/1/11	5,240,000	5,578,892
				118,875,967

18

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Building & Construction—.6%
CRH America, Gtd. Notes	5.30	10/15/13	4,930,000	5,258,737
Commercial & Professional Services—1.3%
Dartmouth College, Unscd. Notes	4.75	6/1/19	2,000,000	2,092,028
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	4,765,000 [b]	4,693,539
Stanford University, Bonds	4.75	5/1/19	5,000,000	5,220,625
				12,006,192
Food & Beverages—3.0%
Coca-Cola, Sr. Unscd. Notes	5.35	11/15/17	4,880,000	5,382,103
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,415,000	4,844,897
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	6,930,000	7,068,122
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	5,029,034
PepsiCo, Sr. Unscd. Notes	3.10	1/15/15	4,760,000	4,842,919
				27,167,075
Foreign/Governmental—1.5%
Nova Scotia Province, Bonds	5.13	1/26/17	5,430,000	5,970,209
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	6,423,894
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,064,000 [a]	1,202,320
				13,596,423
Health Care—2.8%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	4,245,000	4,463,961
Amgen, Sr. Notes	5.70	2/1/19	2,905,000	3,159,577
Astrazeneca, Sr. Unscd. Notes	5.90	9/15/17	5,895,000	6,687,736
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	6,412,822
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000	4,577,229
				25,301,325
Industrials—2.5%
Emerson Electric, Sr. Unscd. Notes	4.63	10/15/12	3,000,000	3,226,803
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	2,725,000	2,840,679
Progress Energy, Sr. Unscd. Notes	6.85	4/15/12	5,093,000	5,608,875
Shell International Finance, Gtd. Notes	3.25	9/22/15	1,850,000	1,878,405
Vulcan Materials, Sr. Unscd. Notes	5.60	11/30/12	5,885,000	6,267,431
XTO Energy, Sr. Unscd. Notes	5.50	6/15/18	2,565,000	2,797,015
				22,619,208
Media & Telecommunications—6.9%
AT&T, Sr. Unscd. Notes	5.80	2/15/19	5,095,000	5,458,961
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	7,135,000	8,053,167
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,605,053
News America, Gtd. Notes	5.30	12/15/14	5,260,000	5,792,354
Rogers Communications, Gtd. Notes	6.38	3/1/14	4,859,000	5,450,991
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	3,200,000	3,403,053
Time Warner Cable, Gtd. Notes	8.25	4/1/19	5,256,000	6,396,326

The Funds

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continue)
Time Warner, Gtd. Notes	5.50	11/15/11	6,625,000	7,050,557
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	6,530,000	8,250,466
Vodafone Group, Sr. Unscd. Notes	5.35	2/27/12	6,200,000	6,653,220
				62,114,148
Multi-Line Insurance—1.1%
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000	4,950,193
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000	4,902,572
				9,852,765
Real Estate Investment Trusts—1.2%
Mack-Cali Realty, Sr. Unscd. Notes	7.75	2/15/11	5,280,000	5,546,957
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	5,410,000 [a]	5,480,476
				11,027,433
Retailing—.6%
Wal-Mart Stores, Sr. Unscd. Notes	4.55	5/1/13	4,675,000	5,071,599
Software & Services—1.4%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	5,115,000	5,463,383
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	7,716,604
				13,179,987
State/Territory General Obligations—1.2%
State of California Taxable Various Purpose, Bonds	5.45	4/1/15	4,550,000	4,677,582
State of California Taxable Various Purpose, Bonds	5.95	4/1/16	3,255,000	3,366,972
State of Illinois, Taxable Bonds	4.42	1/1/15	2,525,000	2,580,020
				10,624,574
U.S. Government Agencies—16.5%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	5,560,000	5,690,777
Federal Farm Credit Banks, Bonds	2.13	6/18/12	9,065,000	9,265,753
Federal Farm Credit Banks, Bonds	2.25	4/24/12	12,935,000	13,258,944
Federal Farm Credit Banks, Bonds	3.00	9/22/14	8,155,000	8,356,910
Federal Farm Credit Banks, Bonds	3.40	2/7/13	15,800,000	16,689,319
Federal Farm Credit Banks, Bonds	3.88	10/7/13	9,335,000	9,996,077
Federal Home Loan Banks, Bonds	3.63	10/18/13	6,850,000	7,273,570
Federal Home Loan Banks, Bonds	4.25	6/14/13	7,500,000	8,108,318
Federal Home Loan Banks, Bonds	5.13	9/10/10	5,050,000	5,186,754
Federal Home Loan Mortgage Corp., Notes	2.00	4/27/12	7,830,000 [c]	7,947,888
Federal National Mortgage Association, Notes	2.88	10/12/10	3,020,000 [c]	3,067,846
Federal National Mortgage Association, Notes	3.00	9/16/14	8,550,000 [c]	8,798,232
Federal National Mortgage Association, Notes	4.38	7/17/13	12,055,000 [c]	13,108,740
Federal National Mortgage Association, Notes	4.75	3/12/10	20,270,000 [c]	20,298,763
Federal National Mortgage Association, Notes	5.25	3/5/14	11,855,000 [c]	11,861,580
				148,909,471

20

BNY Mellon Intermediate Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government Securities (continued)
Mortgage-Backed—.1%			U.S. Treasury Notes (continued):
Federal Home Loan Mortgage Corp.			4.88%, 6/30/12	8,355,000	9,109,565
REMIC, Ser. 2134, Cl. PM,			5.13%, 5/15/16	6,285,000	7,145,756
5.50%, 3/15/14	583,121 [c]	617,802			364,530,958
U.S. Government Securities—40.3%			Total Bonds and Notes
U.S. Treasury Inflation			(cost $852,879,582)		883,503,609
Protected Securities:
Notes, 0.63%, 4/15/13	4,005,770 [d]	4,110,921
			Other Investment—1.1%	Shares	Value ($)
Notes, 1.38%, 7/15/18	7,792,604 [a,d]	7,868,706
Notes, 2.38%, 1/15/17	14,887,456 [d]	16,199,413	Registered Investment Company;
U.S. Treasury Notes:			Dreyfus Institutional Preferred
1.00%, 7/31/11	15,500,000	15,618,079	Plus Money Market Fund
1.00%, 12/31/11	10,000,000	10,053,130	(cost $9,514,000)	9,514,000 [e]	9,514,000
1.13%, 12/15/12	9,320,000	9,295,973
1.38%, 10/15/12	9,465,000 [a]	9,524,904	Investment of Cash Collateral
1.38%, 2/15/13	500,000	500,625	for Securities Loaned—13.9%
2.50%, 3/31/13	8,915,000 [a]	9,227,729	Registered Investment Company;
3.75%, 11/15/18	2,575,000	2,636,159	Dreyfus Institutional Cash
4.00%, 11/15/12	43,500,000 [a]	46,830,490	Advantage Plus Fund
4.25%, 1/15/11	20,890,000	21,617,076	(cost $125,634,899)	125,634,899 [e]	125,634,899
4.25%, 8/15/13	42,550,000	46,472,599
4.25%, 11/15/13	27,860,000 [a]	30,493,662	Total Investments
4.50%, 4/30/12	3,280,000	3,536,253	(cost $988,028,481)	112.8% 1,018,652,508
4.50%, 11/15/15	1,450,000	1,604,629
4.63%, 8/31/11	57,250,000 [a]	60,781,180	Liabilities, Less Cash
			and Receivables	(12.8%)	(115,271,499)
4.63%, 2/29/12	39,750,000 [a]	42,790,279
4.75%, 5/31/12	8,395,000	9,113,830	Net Assets	100.0%	903,381,009

a

Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is $121,208,208 and the total market value of the collateral held by the fund is $125,634,899.

b

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities had a total market value of $9,005,937 or 1.0% of net assets.

c

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

[d]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	56.9	Foreign/Governmental	1.5
Corporate Bonds	36.5	State/Government General Obligations	1.2
Money Market Investments	15.0
Asset/Mortgage-Backed	1.7		112.8

† Based on net assets.
See notes to financial statements.

The Funds

21

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Intermediate U.S. Government Fund
	Coupon	Maturity	Principal
Bonds and Notes—97.9%	Rate (%)	Date	Amount ($)	Value ($)
Banks—7.2%
Bank of America, Gtd. Notes	3.13	6/15/12	915,000	955,455
Goldman Sachs Group, Gtd. Notes	3.25	6/15/12	245,000	256,634
JPMorgan Chase & Co., Gtd. Notes	3.13	12/1/11	855,000	889,118
Key Bank, Gtd. Notes	3.20	6/15/12	915,000	956,573
Regions Bank, Gtd. Notes	3.25	12/9/11	915,000	953,931
Wells Fargo & Co., Gtd. Notes	3.00	12/9/11	535,000	555,135
				4,566,846
Diversified Financial Services—3.4%
General Electric Capital, Gtd. Notes	3.00	12/9/11	915,000	949,764
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	1,220,000	1,249,152
				2,198,916
U.S. Government Agencies—26.0%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	420,000	429,879
Federal Farm Credit Banks, Bonds	2.13	6/18/12	125,000	127,768
Federal Farm Credit Banks, Bonds	3.00	9/22/14	605,000	619,979
Federal Farm Credit Banks, Bonds	3.88	10/7/13	675,000	722,801
Federal Home Loan Banks, Bonds	1.63	3/20/13	1,515,000	1,517,518
Federal Home Loan Banks, Bonds	3.63	10/18/13	1,280,000	1,359,149
Federal Home Loan Banks, Bonds	4.25	6/14/13	635,000	686,504
Federal Home Loan Banks, Bonds	4.88	12/13/13	4,095,000	4,521,244
Federal Home Loan Mortgage Corp., Notes	1.13	3/2/12	1,515,000 [a,b]	1,516,836
Federal Home Loan Mortgage Corp., Notes	5.50	8/20/12	1,345,000 [a]	1,487,328
Federal National Mortgage Association, Notes	3.00	9/16/14	500,000 [a]	514,517
Federal National Mortgage Association, Notes	4.38	7/17/13	1,270,000 [a]	1,381,012
Federal National Mortgage Association, Bonds, Ser. 1	4.75	11/19/12	1,125,000 [a]	1,226,925
Federal National Mortgage Association, Sub. Notes	5.13	1/2/14	440,000 [a]	483,658
				16,595,118

22

BNY Mellon Intermediate U.S. Government Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government
Mortgage-Backed—3.3%			Securities (continued)
Government National			U.S. Treasury Notes (continued):
Mortgage Association I:			3.75%, 11/15/18	500,000	511,876
Ser. 2004-23, Cl. AB,			4.00%, 11/15/12	5,010,000	5,393,581
3.63%, 9/16/27	259,397	267,968	4.25%, 1/15/11	500,000	517,402
Ser. 2005-76, Cl. A,			4.25%, 8/15/13	5,535,000	6,045,261
3.96%, 5/16/30	574,948	597,545	4.25%, 11/15/13	45,000	49,254
Ser. 2006-3, Cl. A,			4.50%, 11/15/15	2,000,000	2,213,282
4.21%, 1/16/28	181,901	186,492	4.63%, 8/31/11	7,500,000	7,962,600
Ser. 2004-60, Cl. C,			4.63%, 2/29/12	5,000,000	5,382,425
5.24%, 3/16/28	1,000,000 [c]	1,066,924	5.13%, 5/15/16	1,000,000	1,136,954
		2,118,929			37,054,449
U.S. Government Securities—58.0%			Total Bonds and Notes
U.S. Treasury Bonds;			(cost $61,040,936)		62,534,258
7.25%, 5/15/16	1,500,000	1,884,961
U.S. Treasury Inflation Protected			Other Investment—3.7%	Shares	Value ($)
Securities, Notes,
			Registered Investment Company;
0.63%, 4/15/13	403,643 [d]	414,238
Securities, Notes,			Dreyfus Institutional Preferred
1.38%, 7/15/18	20,032 [d]	20,228	Plus Money Market Fund
Securities, Notes,			(cost $2,360,000)	2,360,000 [e]	2,360,000
2.38%, 1/15/17	2,004,987 [d]	2,181,676
			Total Investments (cost $63,400,936)	101.6%	64,894,258
U.S. Treasury Notes:
1.00%, 12/31/11	60,000	60,319	Liabilities, Less Cash
1.75%, 11/15/11	750,000	764,297	and Receivables	(1.6%)	(1,021,448)
3.13%, 1/31/17	1,500,000	1,510,782	Net Assets	100.0%	63,872,810
3.63%, 8/15/19	1,000,000	1,005,313

a

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

b	Purchased on a delayed delivery basis.
c	Variable rate security—interest rate subject to periodic change.
[d]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	87.3	Money Market Investment	3.7
Corporate Bonds	10.6		101.6
† Based on net assets.
See notes to financial statements.

The Funds

23

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund
	Coupon	Maturity	Principal
Bonds and Notes—99.1%	Rate (%)	Date	Amount ($)	Value ($)
Banks—3.4%
Bank of America,
Gtd. Notes	3.13	6/15/12	1,875,000	1,957,899
Goldman Sachs Group,
Gtd. Notes	3.25	6/15/12	400,000	418,994
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	1,750,000 [a]	1,819,832
Key Bank,
Gtd. Notes	3.20	6/15/12	2,000,000 [a]	2,090,870
Regions Bank,
Gtd. Notes	3.25	12/9/11	1,875,000	1,954,777
Wells Fargo & Co.,
Gtd. Notes	3.00	12/9/11	1,000,000	1,037,635
				9,280,007
Diversified Financial Services—.6%
General Electric Capital,
Gtd. Notes	3.00	12/9/11	1,635,000	1,697,119
State/Territory General Obligations—.4%
California
GO	5.25	4/1/14	1,000,000	1,031,000
U.S. Government Agencies—11.6%
Federal Agricultural Mortgage
Corp., Notes	2.10	8/10/12	1,120,000	1,146,344
Federal Farm Credit Banks,
Bonds	2.25	4/24/12	2,795,000	2,864,998
Federal Farm Credit Banks,
Bonds	2.63	4/21/11	2,000,000	2,048,054
Federal Home Loan Banks,
Bonds	1.63	3/20/13	5,825,000	5,834,681
Federal Home Loan Banks,
Bonds	4.88	11/18/11	2,770,000	2,961,803
Federal Home Loan Mortgage Corp.,
Notes	1.13	3/2/12	5,825,000 [b]	5,832,060
Federal Home Loan Mortgage Corp.,
Notes	2.13	3/23/12	3,910,000 [b]	4,007,386
Federal Home Loan Mortgage Corp.,
Notes	2.63	3/19/12	500,000 [b]	500,605
Federal National Mortgage
Association, Notes	1.75	3/23/11	6,450,000 [b]	6,539,107
				31,735,038

24

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government Agencies/
Mortgage-Backed—9.8%			Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp.:			Government National Mortgage
3.50%, 4/1/10—9/1/10	2,499,302 [b]	2,509,638	Association I (continued):
4.00%, 3/1/10—11/1/11	2,149,315 [b]	2,208,202	Ser. 2006-67, Cl. A,
4.50%, 3/1/10—5/1/10	610,735 [b]	617,956	3.95%, 10/6/11	1,681,650	1,739,600
5.00%, 6/1/10—7/1/12	3,566,497 [b]	3,658,232	Ser. 2005-76, Cl. A,
REMIC, Ser. 3196, Cl. CE,			3.96%, 5/16/30	901,172	936,591
5.25%, 8/15/11	561,146 [b]	572,580	Ser. 2006-3, Cl. A,
REMIC, Ser. 3020, Cl. MA,			4.21%, 1/16/28	466,414	478,184
5.50%, 4/15/27	371,515 [b]	379,757	Ser. 2004-60, Cl. C,
REMIC, Ser. 2625, Cl. JD,			5.24%, 3/16/28	4,000,000 [c]	4,267,698
3.25%, 7/15/17	1,581,774 [b]	1,610,177			26,940,825
REMIC, Ser. 2495, Cl. UC,			U.S. Government
5.00%, 7/15/32	77,822 [b]	82,788	Securities—73.3%
REMIC, Ser. 2557, Cl. VA,			U.S. Treasury Notes:
5.50%, 11/15/13	1,374,830 [b]	1,423,789	0.88%, 3/31/11	11,000,000	11,063,602
REMIC, Ser. 1648, Cl. E,			0.88%, 4/30/11	11,000,000	11,065,318
6.00%, 9/15/23	46,754 [b]	46,786	0.88%, 5/31/11	11,000,000	11,067,892
REMIC, Ser. 1961, Cl. H,			1.00%, 7/31/11	11,000,000	11,083,798
6.50%, 5/15/12	46,510 [b]	47,588	1.00%, 10/31/11	11,000,000	11,072,193
Federal National			1.00%, 12/31/11	11,000,000	11,058,443
Mortgage Association:			1.13%, 6/30/11	11,000,000	11,103,565
3.50%, 11/1/10	254,173 [b]	257,985	1.13%, 12/15/12	4,000,000	3,989,688
4.00%, 6/1/10—1/1/11	805,310 [b]	811,759	1.38%, 5/15/12	14,890,000	15,045,883
4.50%, 5/1/10—11/1/10	217,702 [b]	220,257	1.38%, 10/15/12	5,000,000	5,031,645
5.00%, 12/1/10—11/1/13	1,325,118 [b]	1,365,823	1.38%, 1/15/13	4,000,000	4,012,188
Ser. 2002-T11, Cl. A,			1.38%, 2/15/13	4,000,000	4,005,000
4.77%, 4/25/12	252,618 [b]	252,583	1.75%, 8/15/12	5,000,000	5,087,505
Ser. 2002-T3, Cl. A,			1.88%, 6/15/12	9,000,000 [a]	9,191,259
5.14%, 12/25/11	417,671 [b]	417,850	2.50%, 3/31/13	3,500,000	3,622,776
Ser. 2001-T6, Cl. A,			4.00%, 11/15/12	5,000,000	5,382,815
5.70%, 5/25/11	17,023 [b]	17,314	4.25%, 1/15/11	11,000,000	11,382,855
Ser. 2002-T3, Cl. B,			4.38%, 12/15/10	10,000,000 [a]	10,326,570
5.76%, 12/25/11	270,000 [b]	290,464	4.50%, 4/30/12	11,000,000	11,859,386
Ser. 2001-T2, Cl. B,			4.63%, 8/31/11	11,500,000 [a]	12,209,320
6.02%, 11/25/10	360,000 [b]	373,074	4.63%, 2/29/12	11,000,000 [a]	11,841,335
Government National			4.75%, 5/31/12	5,000,000	5,428,130
Mortgage Association I:			4.88%, 6/30/12	5,000,000	5,451,565
Ser. 2004-23, Cl. AB,					201,382,731
3.63%, 9/16/27	570,104	588,940	Total Bonds and Notes
Ser. 2006-68, Cl. A,			(cost $269,770,225)		272,066,720
3.89%, 7/16/26	1,712,118	1,765,210

The Funds

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

Other Investment—4.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $11,279,000)	11,279,000 [d]	11,279,000

Investment of Cash Collateral for Securities Loaned—12.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $33,722,560)	33,722,560 [d]	33,722,560
Total Investments (cost $314,771,785)	115.5%	317,068,280
Liabilities, Less Cash and Receivables	(15.5%)	(42,580,569)
Net Assets	100.0%	274,487,711

GO—General Obligation

a

Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is $32,682,602 and the total market value of the collateral held by the fund is $33,722,560.

b

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

c	Variable rate security—interest rate subject to periodic change.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	94.7	State/Government General Obligations	.4
Money Market Investments	16.4
Corporate Bonds	4.0		115.5

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010 (Unaudited)

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,419,676,290	883,503,609	62,534,258	272,066,720
Affiliated issuers	73,973,783	135,148,899	2,360,000	45,001,560
Cash	5,597,824	—	—	9,709,224
Receivable for investment securities sold	13,710,798	—	—	—
Dividends and interest receivable	12,987,591	11,038,416	645,786	505,000
Receivable for shares of Beneficial Interest subscribed	1,697,264	430,944	—	1,723,726
Prepaid expenses and other receivables	141,367	8,022	49,942	14,850
	1,527,784,917	1,030,129,890	65,589,986	329,021,080
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	477,054	310,675	26,447	78,599
Due to Administrator—Note 4(a)	136,952	88,958	6,064	23,998
Cash overdraft due to Custodian	—	36,014	35,846	—
Liability for securities on loan—Note 2(b)	59,994,783	125,634,899	—	33,722,560
Payable for investment securities purchased	22,662,743	—	1,514,470	20,245,205
Payable for shares of Beneficial Interest redeemed	1,995,117	671,253	112,831	433,768
Interest payable—Note 3	119	—	—	—
Accrued expenses	51,805	7,082	21,518	29,239
	85,318,573	126,748,881	1,717,176	54,533,369
Net Assets ($)	1,442,466,344	903,381,009	63,872,810	274,487,711
Composition of Net Assets ($):
Paid-in capital	1,420,131,116	885,194,993	63,142,323	280,560,785
Accumulated distributions in excess of investment income—net	(3,820,189)	(3,357,226)	(282,016)	(654,585)
Accumulated net realized gain (loss) on investments	(12,013,477)	(9,080,785)	(480,819)	(7,714,984)
Accumulated net unrealized appreciation
(depreciation) on investments	38,168,894	30,624,027	1,493,322	2,296,495
Net Assets ($)	1,442,466,344	903,381,009	63,872,810	274,487,711
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,434,829,422	900,896,827	57,288,160	273,608,065
Shares Outstanding	110,509,590	70,019,432	5,664,589	22,078,794
Net Asset Value Per Share ($)	12.98	12.87	10.11	12.39
Investor Shares
Net Assets ($)	7,636,922	2,484,182	6,584,650	879,646
Shares Outstanding	589,219	193,073	651,799	70,970
Net Asset Value Per Share ($)	12.96	12.87	10.10	12.39
† Investments at cost ($):
Unaffiliated issuers	1,381,507,396	852,879,582	61,040,936	269,770,225
Affiliated issuers	73,973,783	135,148,899	2,360,000	45,001,560
††Value of securities on loan ($)	57,827,358	121,208,208	—	32,682,602

See notes to financial statements.

The Funds

27

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (Unaudited)

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	27,240,459	15,491,706	727,099	1,775,401
Income from securities lending—Note 2(b)	63,728	67,212	—	20,880
Dividends;
Affiliated issuers	9,960	5,955	446	2,038
Total Income	27,314,147	15,564,873	727,545	1,798,319
Expenses:
Investment advisory fee—Note 4(a)	2,765,626	1,796,891	155,725	364,225
Administration fee—Note 4(a)	868,452	564,230	39,066	130,686
Custodian fees—Note 4(b)	50,516	32,397	2,460	8,611
Trustees’ fees and expenses—Note 4(c)	43,176	28,837	1,852	5,861
Registration fees	32,601	28,632	9,092	19,671
Professional fees	24,274	18,513	9,641	17,007
Loan commitment fees—Note 3	18,106	7,357	95	1,523
Shareholder servicing costs—Note 4(b)	10,493	3,509	9,694	1,348
Prospectus and shareholders’ reports	8,181	3,024	—	—
Interest expenses—Note 3	119	—	—	—
Miscellaneous	22,690	13,157	2,122	6,205
Total Expenses	3,844,234	2,496,547	229,747	555,137
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	(18,582)	—
Less—reduction in fees due to earnings credits—Note 2(b)	(815)	(90)	(614)	(75)
Net Expenses	3,843,419	2,496,457	210,551	555,062
Investment Income—Net	23,470,728	13,068,416	516,994	1,243,257
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	15,966,743	5,817,314	297,576	450,403
Net unrealized appreciation (depreciation) on investments	(1,358,854)	3,361,613	227,250	376,319
Net Realized and Unrealized Gain (Loss) on Investments	14,607,889	9,178,927	524,826	826,722
Net Increase in Net Assets Resulting from Operations	38,078,617	22,247,343	1,041,820	2,069,979

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010		Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)		August 31, 2009
Operations ($):
Investment income—net	23,470,728	54,032,126	13,068,416		29,239,763
Net realized gain (loss) on investments	15,966,743	16,537,787	5,817,314		12,221,381
Net unrealized appreciation
(depreciation) on investments	(1,358,854)	39,685,098	3,361,613		19,208,873
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,078,617	110,255,011	22,247,343		60,670,017
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(29,758,515)	(58,247,597)	(18,350,429)		(32,576,539)
Investor Shares	(147,879)	(263,404)	(54,330)		(94,171)
Total Dividends	(29,906,394)	(58,511,001)	(18,404,759)		(32,670,710)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	223,212,219	293,374,520	175,264,839		241,233,668
Investor Shares	2,466,743	4,494,530	3,027,292		2,047,837
Net assets received in connection
with reorganization—Note 1	—	350,017,847	—		—
Dividends reinvested:
Class M Shares	3,852,629	8,215,269	3,559,935		6,445,031
Investor Shares	115,261	216,551	48,073		89,174
Cost of shares redeemed:
Class M Shares	(141,193,102)	(356,324,127)	(138,578,529)		(204,607,212)
Investor Shares	(1,679,846)	(3,111,432)	(3,330,578)		(1,117,030)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	86,773,904	296,883,158	39,991,032		44,091,468
Total Increase (Decrease) in Net Assets	94,946,127	348,627,168	43,833,616		72,090,775
Net Assets ($):
Beginning of Period	1,347,520,217	998,893,049	859,547,393		787,456,618
End of Period	1,442,466,344	1,347,520,217	903,381,009		859,547,393
Undistributed (distributions in
excess of) investment income—net	(3,820,189)	2,615,477	(3,357,226)		1,979,117
Capital Share Transactions (Shares):
Class M Shares
Shares sold	17,172,454	23,339,898	13,620,857		19,275,702
Shares issued in connection with reorganization—Note 1	—	27,975,747	—		—
Shares issued for dividends reinvested	296,134	657,994	276,469		519,363
Shares redeemed	(10,859,240)	(28,453,495)	(10,774,569)		(16,448,153)
Net Increase (Decrease) in Shares Outstanding	6,609,348	23,520,144	3,122,757		3,346,912
Investor Shares
Shares sold	190,299	360,773	234,812		165,399
Shares issued in connection with reorganization—Note 1	—	108,612	—		—
Shares issued for dividends reinvested	8,874	17,362	3,727		7,173
Shares redeemed	(129,673)	(247,833)	(259,379)		(89,349)
Net Increase (Decrease) in Shares Outstanding	69,500	238,914	(20,840)		83,223

See notes to financial statements.
				The Funds	29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Intermediate U.S. Government Fund
	Six Months Ended
	February 28, 2010	Eight Months Ended	Year Ended
	(Unaudited)	August 31, 2009[a]	December 31, 2008[b]
Operations ($):
Investment income—net	516,994	1,220,786	4,827,997
Net realized gain (loss) on investments	297,576	2,320,353	1,949,660
Net unrealized appreciation (depreciation) on investments	227,250	(3,282,653)	2,702,619
Net Increase (Decrease) in Net Assets Resulting from Operations	1,041,820	258,486	9,480,276
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(979,510)	(1,569,585)	(4,101,999)
Investor Shares	(105,600)	(109,278)	(208,291)
Net realized gain on investments:
Class M Shares	(829,682)	(19,870)	—
Investor Shares	(95,399)	(879)	—
Total Dividends	(2,010,191)	(1,699,612)	(4,310,290)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	8,393,020	8,784,571	86,183,073
Investor Shares	163,273	1,346,713	332,350
Dividends reinvested:
Class M Shares	751,574	473,876	2,049,935
Investor Shares	186,031	97,947	190,880
Cost of shares redeemed:
Class M Shares	(7,024,218)	(72,851,270)	(78,823,733)
Investor Shares	(252,832)	(1,048,361)	(505,041)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,216,848	(63,196,524)	9,427,464
Total Increase (Decrease) in Net Assets	1,248,477	(64,637,650)	14,597,450
Net Assets ($):
Beginning of Period	62,624,333	127,261,983	112,664,533
End of Period	63,872,810	62,624,333	127,261,983
Undistributed (distributions in
excess of) investment income—net	(282,016)	286,100	28,689
Capital Share Transactions (Shares):
Class M Shares
Shares sold	820,335	848,517	8,579,424
Shares issued for dividends reinvested	74,157	45,839	203,055
Shares redeemed	(688,845)	(7,029,874)	(7,859,101)
Net Increase (Decrease) in Shares Outstanding	205,647	(6,135,518)	923,378
Investor Shares
Shares sold	15,698	130,562	32,504
Shares issued for dividends reinvested	18,316	9,533	18,926
Shares redeemed	(24,651)	(101,311)	(50,126)
Net Increase (Decrease) in Shares Outstanding	9,363	38,784	1,304

a	The fund has changed its fiscal year end from December 31 to August 31.
b	Represents information for the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.

See notes to financial statements.

30

	BNY Mellon Short-Term
	U.S. Government Securities Fund
	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	1,243,257	3,514,091
Net realized gain (loss) on investments	450,403	3,388,682
Net unrealized appreciation (depreciation) on investments	376,319	153,609
Net Increase (Decrease) in Net Assets Resulting from Operations	2,069,979	7,056,382
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,068,295)	(4,765,029)
Investor Shares	(8,202)	(12,654)
Total Dividends	(2,076,497)	(4,777,683)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	153,676,477	100,559,540
Investor Shares	515,367	1,399,387
Dividends reinvested:
Class M Shares	517,174	838,600
Investor Shares	2,150	8,856
Cost of shares redeemed:
Class M Shares	(57,583,659)	(60,522,672)
Investor Shares	(474,926)	(671,373)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	96,652,583	41,612,338
Total Increase (Decrease) in Net Assets	96,646,065	43,891,037
Net Assets ($):
Beginning of Period	177,841,646	133,950,609
End of Period	274,487,711	177,841,646
Undistributed (distributions in
excess of) investment income—net	(654,585)	178,655
Capital Share Transactions (Shares):
Class M Shares
Shares sold	12,399,017	8,111,575
Shares issued for dividends reinvested	41,708	67,693
Shares redeemed	(4,643,420)	(4,876,648)
Net Increase (Decrease) in Shares Outstanding	7,797,305	3,302,620
Investor Shares
Shares sold	41,533	113,080
Shares issued for dividends reinvested	173	715
Shares redeemed	(38,270)	(53,958)
Net Increase (Decrease) in Shares Outstanding	3,436	59,837

See notes to financial statements.

The Funds

31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.90	12.38	12.24	12.23	12.66	12.79
Investment Operations:
Investment income—net[a]	.22	.52	.60	.57	.52	.48
Net realized and unrealized
gain (loss) on investments	.14	.56	.15	.04	(.38)	(.07)
Total from Investment Operations	.36	1.08	.75	.61	.14	.41
Distributions:
Dividends from investment income—net	(.28)	(.56)	(.61)	(.60)	(.57)	(.54)
Net asset value, end of period	12.98	12.90	12.38	12.24	12.23	12.66
Total Return (%)	2.79[b]	8.95	6.17	5.06	1.20	3.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.56	.55	.56	.56	.56
Ratio of net expenses to average net assets	.55[c,d]	.56[d]	.55[d]	.56[d]	.56[d]	.56
Ratio of net investment income
to average net assets	3.40[c]	4.15	4.78	4.67	4.27	3.81
Portfolio Turnover Rate	51.96[b]	62.19	60.76	134.49	104.53[e]	151.34[e]
Net Assets, end of period ($ x 1,000)	1,434,829	1,340,824	995,421	944,416	885,994	839,804

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
e	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006 and 2005 were 101.12% and 104.24%, respectively.

See notes to financial statements.

32

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.88	12.36	12.21	12.21	12.63	12.77
Investment Operations:
Investment income—net[a]	.20	.50	.56	.53	.49	.45
Net realized and unrealized
gain (loss) on investments	.14	.54	.16	.04	(.37)	(.08)
Total from Investment Operations	.34	1.04	.72	.57	.12	.37
Distributions:
Dividends from investment income—net	(.26)	(.52)	(.57)	(.57)	(.54)	(.51)
Net asset value, end of period	12.96	12.88	12.36	12.21	12.21	12.63
Total Return (%)	2.68[b]	8.74	5.81	4.82	1.01	2.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.81	.80	.81	.80	.81
Ratio of net expenses to average net assets	.81[c,d]	.81[d]	.80[d]	.81[d]	.80[d]	.81
Ratio of net investment income
to average net assets	3.15[c]	3.88	4.52	4.42	4.02	3.56
Portfolio Turnover Rate	51.96[b]	62.19	60.76	134.49	104.53[e]	151.34[e]
Net Assets, end of period ($ x 1,000)	7,637	6,696	3,472	4,621	3,319	2,704

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
e	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006 and 2005 were 101.12% and 104.24%, respectively.

See notes to financial statements.

The Funds

33

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.81	12.37	12.19	12.14	12.47	12.77
Investment Operations:
Investment income—net[a]	.19	.46	.55	.53	.46	.41
Net realized and unrealized
gain (loss) on investments	.13	.50	.21	.09	(.26)	(.22)
Total from Investment Operations	.32	.96	.76	.62	.20	.19
Distributions:
Dividends from investment income—net	(.26)	(.52)	(.58)	(.57)	(.53)	(.49)
Net asset value, end of period	12.87	12.81	12.37	12.19	12.14	12.47
Total Return (%)	2.44[b]	8.07	6.19	5.22	1.69	1.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[c]	.56	.55	.56	.56	.57
Ratio of net expenses to average net assets	.56[c,d]	.56[d]	.55[d]	.56	.56	.57
Ratio of net investment income
to average net assets	2.91[c]	3.75	4.43	4.36	3.79	3.23
Portfolio Turnover Rate	26.27[b]	53.05	53.28	84.24	86.50	112.51[e]
Net Assets, end of period ($ x 1,000)	900,897	856,808	785,841	725,064	656,120	569,233

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
e	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.

See notes to financial statements.

34

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.81	12.36	12.19	12.14	12.47	12.77
Investment Operations:
Investment income—net[a]	.18	.43	.53	.48	.43	.37
Net realized and unrealized
gain (loss) on investments	.13	.51	.18	.11	(.26)	(.21)
Total from Investment Operations	.31	.94	.71	.59	.17	.16
Distributions:
Dividends from investment income—net	(.25)	(.49)	(.54)	(.54)	(.50)	(.46)
Net asset value, end of period	12.87	12.81	12.36	12.19	12.14	12.47
Total Return (%)	2.31[b]	7.78	5.91	4.96	1.43	1.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.81	.80	.81	.81	.81
Ratio of net expenses to average net assets	.80[c,d]	.81[d]	.80[d]	.81	.81	.81
Ratio of net investment income
to average net assets	2.66[c]	3.48	4.19	4.10	3.55	3.00
Portfolio Turnover Rate	26.27[b]	53.05	53.28	84.24	86.50	112.51[e]
Net Assets, end of period ($ x 1,000)	2,484	2,740	1,616	1,931	681	547

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
e	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.

See notes to financial statements.

The Funds

35

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares†
	Six Months Ended
BNY Mellon Intermediate	February 28, 2010	Eight Months Ended		Year Ended December 31,
U.S. Government Fund	(Unaudited)	August 31, 2009[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.27	10.43	9.99	9.81	9.94	10.15	10.28
Investment Operations:
Investment income—net[b]	.09	.14	.42	.42	.42	.39	.37
Net realized and unrealized
gain (loss) on investments	.08	(.10)	.39	.23	(.08)	(.14)	(.05)
Total from Investment Operations	.17	.04	.81	.65	.34	.25	.32
Distributions:
Dividends from investment income—net	(.18)	(.20)	(.37)	(.47)	(.47)	(.46)	(.45)
Dividends from net realized
gain on investments	(.15)	(.00)[c]	—	—	—	—	—
Total Distributions	(.33)	(.20)	(.37)	(.47)	(.47)	(.46)	(.45)
Net asset value, end of period	10.11	10.27	10.43	9.99	9.81	9.94	10.15
Total Return (%)	1.65[d]	.41[d]	8.31	6.80	3.58	2.51	3.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[e]	.78[e]	.76	.77	.78	.78	.86
Ratio of net expenses
to average net assets	.65[e]	.65[e]	.65	.65	.65	.65	.72
Ratio of net investment income
to average net assets	1.69[e]	2.08[e]	4.12	4.31	4.27	3.88	3.65
Portfolio Turnover Rate	27.19[d]	56.74[d]	85.47	57	21	29	8
Net Assets, end of period ($ x 1,000)	57,288	56,037	120,970	106,650	103,686	114,209	111,963

  Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.

  The fund has changed its fiscal year end from December 31 to August 31.

  Based on average shares outstanding at each month end.

  Amount represents less than $.01 per share.

  Not annualized.

  Annualized.

See notes to financial statements.

36

			Investor Shares†
	Six Months Ended
BNY Mellon Intermediate	February 28, 2010	Eight Months Ended		Year Ended December 31,
U.S. Government Fund	(Unaudited)	August 31, 2009[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.25	10.42	9.98	9.80	9.93	10.14	10.27
Investment Operations:
Investment income—net[b]	.07	.13	.39	.40	.39	.36	.35
Net realized and unrealized
gain (loss) on investments	.10	(.12)	.40	.23	(.07)	(.14)	(.06)
Total from Investment Operations	.17	.01	.79	.63	.32	.22	.29
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.35)	(.45)	(.45)	(.43)	(.42)
Dividends from net realized
gain on investments	(.15)	(.00)[c]	—	—	—	—	—
Total Distributions	(.32)	(.18)	(.35)	(.45)	(.45)	(.43)	(.42)
Net asset value, end of period	10.10	10.25	10.42	9.98	9.80	9.93	10.14
Total Return (%)	1.63[d]	.14[d]	8.06	6.53	3.32	2.25	2.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97[e]	1.04[e]	1.01	1.02	1.03	1.03	1.11
Ratio of net expenses
to average net assets	.90[e]	.90[e]	.90	.90	.90	.90	.98
Ratio of net investment income
to average net assets	1.44[e]	1.89[e]	3.87	4.06	4.02	3.62	3.39
Portfolio Turnover Rate	27.19[d]	56.74[d]	85.47	57	21	29	8
Net Assets, end of period ($ x 1,000)	6,585	6,588	6,292	6,015	6,319	7,161	10,505

  Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.

  The fund has changed its fiscal year end from December 31 to August 31.

  Based on average shares outstanding at each month end.

  Amount represents less than $.01 per share.

  Not annualized.

  Annualized.

See notes to financial statements.

The Funds

37

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2010		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.39	12.19	12.02	11.99	12.14	12.47
Investment Operations:
Investment income—net[a]	.07	.29	.46	.56	.39	.28
Net realized and unrealized
gain (loss) on investments	.05	.30	.23	.03	(.06)	(.16)
Total from Investment Operations	.12	.59	.69	.59	.33	.12
Distributions:
Dividends from investment income—net	(.12)	(.39)	(.52)	(.56)	(.48)	(.45)
Net asset value, end of period	12.39	12.39	12.19	12.02	11.99	12.14
Total Return (%)	.97[b]	4.90	5.83	5.05	2.78	1.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.56	.55	.55	.54	.55
Ratio of net expenses to average net assets	.53[c,d]	.56[d]	.55[d]	.55	.54	.55[d]
Ratio of net investment income
to average net assets	1.20[c]	2.32	3.79	4.65	3.24	2.25
Portfolio Turnover Rate	23.49[b]	117.43	84.77	127.30	85.97	69.11
Net Assets, end of period ($ x 1,000)	273,608	177,005	133,857	128,628	131,885	161,963

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

38

			Investor Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2010		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.39	12.20	12.02	12.00	12.14	12.47
Investment Operations:
Investment income—net[a]	.06	.23	.45	.49	.41	.23
Net realized and unrealized
gain (loss) on investments	.04	.32	.22	.06	(.10)	(.14)
Total from Investment Operations	.10	.55	.67	.55	.31	.09
Distributions:
Dividends from investment income—net	(.10)	(.36)	(.49)	(.53)	(.45)	(.42)
Net asset value, end of period	12.39	12.39	12.20	12.02	12.00	12.14
Total Return (%)	.84[b]	4.63	5.55	4.67	2.62	.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.82	.79	.80	.77	.81
Ratio of net expenses to average net assets	.78[c,d]	.82[d]	.79[d]	.80	.77	.81[d]
Ratio of net investment income
to average net assets	.96[c]	1.93	3.61	4.51	3.25	1.99
Portfolio Turnover Rate	23.49[b]	117.43	84.77	127.30	85.97	69.11
Net Assets, end of period ($ x 1,000)	880	837	94	140	281	20

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

39

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-three series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective is to seek total return (consisting of capital appreciation and current income). BNY Mellon Intermediate U.S. Government Fund’s and BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Core Bond Fund, a series of BNY Hamilton Funds, Inc., were transferred to the BNY Mellon Bond Fund in exchange for the corresponding class of shares of Beneficial Interest of the BNY Mellon Bond Fund of equal value. Shareholders of Institutional and Class A shares of the BNY Hamilton Core Bond Fund received Class M and Investor shares of the BNY Mellon Bond Fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in the BNY Hamilton Core Bond Fund at the time of the exchange. The exchange ratios for Class M and Investor shares were .783 and .785, respectively. The net asset value of the BNY Mellon Bond Fund’s shares on the close of business September 12, 2008, after the reorganization, was $12.46 for Class M shares and $12.44 for Investor shares, and a total of $27,975,747 Class M shares and 108,612

Investor shares, representing net assets of $350,017,847 (including $3,889,798 net unrealized appreciation on investments) were issued to shareholders of the BNY Hamilton Core Bond Fund in the exchange. The exchange was a tax-free event to the shareholders of the BNY Hamilton Core Bond Fund.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

40

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Trust’s Board, or are determined by the funds not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The Funds

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities			Table 1 summarizes the inputs used as of February 28,
are not necessarily an indication of the risk associated 2010 in valuing each fund’s investments.
with investing in those securities.

Table 1.

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Equity Securities—Domestic†	77,848	—	—	—	—	—	77,848
U.S. Treasury	—	—	312,747,677	—	—	—	312,747,677
Asset-Backed	—	—	72,270,663	—	—	—	72,270,663
Corporate Bonds	—	—	313,131,400	—	—	—	313,131,400
Foreign Government	—	—	18,738,979	—	—	—	18,738,979
Municipal Bonds	—	—	18,379,053	—	—	—	18,379,053
U.S. Government Agencies/
Mortgage-Backed	—	—	612,905,644	—	—	—	612,905,644
Residential
Mortgage-Backed	—	—	2,036,119	—	—	—	2,036,119
Commercial
Mortgage-Backed	—	—	69,388,907	—	—	—	69,388,907
Mutual Funds	73,973,783	—	—	—	—	—	73,973,783
BNY Mellon Intermediate
Bond Fund
U.S. Treasury	—	—	364,530,958	—	—	—	364,530,958
Asset-Backed	—	—	15,195,908	—	—	—	15,195,908
Corporate Bonds	—	—	330,028,473	—	—	—	330,028,473
Foreign Government	—	—	13,596,423	—	—	—	13,596,423
Municipal Bonds	—	—	10,624,574	—	—	—	10,624,574
U.S. Government
Agencies/
Mortgage-Backed	—	—	149,527,273	—	—	—	149,527,273
Mutual Funds	135,148,899	—	—	—	—	—	135,148,899
BNY Mellon Intermediate
U.S. Government Fund
U.S. Treasury	—	—	37,054,449	—	—	—	37,054,449
Corporate Bonds	—	—	6,765,762	—	—	—	6,765,762
U.S. Government
Agencies/
Mortgage-Backed	—	—	18,714,047	—	—	—	18,714,047
Mutual Funds	2,360,000	—	—	—	—	—	2,360,000
BNY Mellon Short-Term U.S.
Government Securities Fund
U.S. Treasury	—	—	201,382,731	—	—	—	201,382,731
Corporate Bonds	—	—	10,977,126	—	—	—	10,977,126
Municipal Bonds	—	—	1,031,000	—	—	—	1,031,000
U.S. Government
Agencies/
Mortgage-Backed	—	—	58,675,863	—	—	—	58,675,863
Mutual Funds	45,001,560	—	—	—	—	—	45,001,560

† See Statement of Investments for industry classification.

42

In January 2010, FASB issued Accounting Standards Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the funds’ financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amounts The Bank of New York Mellon earned from each relevant fund from lending portfolio securities pursuant to the securities lending agreement during the period ended February 28, 2010.

Table 2.
BNY Mellon Bond Fund	$34,315
BNY Mellon Intermediate Bond Fund	36,191
BNY Mellon Short-Term U.S.
Government Securities Fund	11,243

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Concentration of Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The Funds

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each

Table 3.

series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2010, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009.

Table 4 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009.The tax character of current year distributions will be determined at the end of the current fiscal year.

Expiring in fiscal	2014 ($)†	2015 ($)†	2016 ($)†	Total ($)
BNY Mellon Bond Fund	—	14,693,160	8,361,014	23,054,174
BNY Mellon Intermediate Bond Fund	—	9,404,685	—	9,404,685
BNY Mellon Short-Term
U.S. Government Securities Fund	2,822,720	4,701,996	—	7,524,716

† If not applied, the carryovers expire in the above years.

Table 4.

				Long Term
	Ordinary Income ($)		Capital Gains ($)
BNY Mellon Bond Fund	58,511,001			—
BNY Mellon Intermediate Bond Fund	32,670,710			—
BNY Mellon Intermediate U.S. Government Fund	1,678,863†			20,749†
BNY Mellon Short-Term U.S. Government Securities Fund	4,777,683			—

† For the eight months ended August 31, 2009.

44

NOTE 3—Bank Lines of Credit:

The funds participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided byThe Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on February 28, 2010, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 for BNY Mellon Bond Fund was approximately $17,100, with a related weighted average annualized interest rate of 1.40%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of the BNY Mellon Bond Fund, .40% of the BNY Mellon Intermediate Bond Fund, .50% of the BNY Mellon Intermediate U.S. Government Fund and .35% of the BNY Mellon Short-Term U.S. Government Securities Fund.

The Investment Adviser has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume expenses of BNY Mellon Bond Fund so that the direct expenses of Class M shares and Investor shares of the fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .69% and .94%, respectively. There was no reduction in expenses during the period ended February 28, 2010.

The Investment Adviser has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of BNY Mellon Intermediate U.S. Government Fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed .65%. The reduction in investment advisory fee, pursuant to the undertaking, amount to $18,582 during the period ended February 28, 2010.

Pursuant to the Administration Agreement,The Bank of NewYork Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to

The Funds

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares were charged during the period ended February 28, 2010, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 5.
BNY Mellon Bond Fund	$8,932
BNY Mellon Intermediate Bond	3,295
BNY Mellon Intermediate
U.S. Government Fund	8,108
BNY Mellon Short-Term
U.S. Government Securities Fund	1,203

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2010, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.These fees were offset by earnings credits pursuant to the cash management agreements.

Table 6.
BNY Mellon Bond Fund	$815
BNY Mellon Intermediate Bond Fund	90
BNY Mellon Intermediate
U.S. Government Fund	614
BNY Mellon Short-Term
U.S. Government Securities Fund	75

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2010, pursuant to the custody agreement.

Table 7.
BNY Mellon Bond Fund	$50,516
BNY Mellon Intermediate Bond Fund	32,397
BNY Mellon Intermediate
U.S. Government Fund	2,460
BNY Mellon Short-Term
U.S. Government Securities Fund	8,611

During the period ended February 28, 2010, each fund was charged $3,341 for services performed by the Chief Compliance Officer.

Table 8 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket

Table 8.

	Investment		Shareholder	Chief	Less Expense
	Advisory	Custodian	Services	Compliance	Reimbursement
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)	Fees ($)
BNY Mellon Bond Fund	436,112	33,342	1,476	6,124	—
BNY Mellon Intermediate Bond Fund	283,280	20,802	469	6,124	—
BNY Mellon Intermediate
U.S. Government Fund	23,121	1,704	1,259	6,124	5,761
BNY Mellon Short-Term
U.S. Government Securities Fund	66,868	5,436	171	6,124	—

46

expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 28, 2010.

The funds may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Table 10 summarizes each fund’s investments in affiliated investment companies for the period ended February 28, 2010.

The funds adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures

Table 9.

			Purchases ($)		Sales ($)
BNY Mellon Bond Fund			807,446,997	720,714,096
BNY Mellon Intermediate Bond Fund			270,763,687	231,527,327
BNY Mellon Intermediate U.S. Government Fund			17,593,413	16,745,277
BNY Mellon Short-Term U.S. Government Securities Fund			148,809,676	48,581,714

Table 10.

	Value			Value	% of
	8/31/2009 ($)	Purchases ($)	Sales ($)	2/28/2010 ($)	Net Assets
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	15,193,000	301,326,000	302,540,000	13,979,000	1.0
Dreyfus Institutional Cash
Advantage Plus Fund	322,744,279	337,822,407	600,571,903	59,994,783	4.1
Total	337,937,279	639,148,407	903,111,903	73,973,783	5.1
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	12,249,000	106,702,000	109,437,000	9,514,000	1.1
Dreyfus Institutional Cash
Advantage Plus Fund	314,418,725	669,463,986	858,247,812	125,634,899	13.9
Total	326,667,725	776,165,986	967,684,812	135,148,899	15.0
BNY Mellon Intermediate
U.S. Government Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	501,000	11,281,000	9,422,000	2,360,000	3.7
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,640,000	72,187,000	62,548,000	11,279,000	4.1
Dreyfus Institutional Cash
Advantage Plus Fund	77,414,121	264,583,773	308,275,334	33,722,560	12.3
Total	79,054,121	336,770,773	370,823,334	45,001,560	16.4

The Funds

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

about credit-risk-related contingent features in derivative agreements. The funds held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

Table 11 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation on investments for each fund at February 28, 2010.

At February 28, 2010, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Table 11.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon Bond Fund	1,455,481,179	41,113,295	2,944,401	38,168,894
BNY Mellon Intermediate Bond Fund	988,028,481	31,568,737	944,710	30,624,027
BNY Mellon Intermediate
U.S. Government Fund	63,400,936	1,540,228	46,906	1,493,322
BNY Mellon Short-Term
U.S. Government Securities Fund	314,771,785	2,443,344	146,849	2,296,495

48

NOTES

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Intermediate U.S. Government Fund	Class M: MGVMX	Investor: MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2010 MBSC Securities Corporation

MFTSA0210-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT

February 28, 2010

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon National Intermediate Municipal Bond Fund	3
BNY Mellon National Short-Term Municipal Bond Fund	5
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	11
BNY Mellon Municipal Opportunities Fund	13
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Financial Futures	37,53,63,74,90
Statements of Assets and Liabilities	91
Statements of Operations	93
Statements of Changes in Net Assets	95
Financial Highlights	101
Notes to Financial Statements	115

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2010.

Municipal markets began the reporting period in the midst of a broad-based rebound in security prices, supported in part by The American Recovery and Reinvestment Act of 2009. The Act has had a noticeable impact on the municipal bond market, helping to provide credit stability and aiding supply-and-demand dynamics. And as improving municipal bond market conditions and investor sentiment prevailed, high-yield securities profited the most during the recent fixed income market rally as investors sought higher yields to a greater extent than the price stability that higher-quality issuers offered.

We recently have seen yield differences along the municipal bond market's maturity range widen, which may be an indication of investors' anticipation of the next phase of the economic cycle. As for the municipal bond market outlook, we believe investors may choose to consider a more selective approach as select state and local municipalities plan for projected budget shortfalls. As always, your portfolio manager can help you identify potential opportunities and recommend appropriate ways for you to align them with your current tax-managed needs, future goals and attitude toward risk.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2010

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 4.19%, Investor shares returned 4.00% and Dreyfus Premier shares returned 3.73%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned 3.73% for the same period.2

Municipal bonds rallied over the reporting period as the U.S. economy recovered from the recession and financial crisis.The fund’s returns were higher than its benchmark, primarily due to strong security selection among bonds with credit ratings at the lower end of the investment-grade range.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Rebounded Along with U.S. Economy

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s, in which plunging housing markets, rising unemployment and declining consumer confidence took a steep toll.Although the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages.

As had been the case since early 2009, the municipal bond rally during the reporting period was fueled by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction. In addition, the market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly during the year due to the federally subsidized Build America

The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for tax-exempt securities intensified as investors sought alternatives to low yielding money market funds and U.S.Treasury securities.

Despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls as tax revenues declined while demand for services intensified. In light of the sub-par economic recovery, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged throughout the reporting period in a historically low range between 0% and 0.25%.

In this environment,yields of intermediate- and long-term municipal bonds continued to trend downward due to intensifying demand for a limited supply of tax-exempt, income-oriented investments. Performance was particularly strong among lower-rated municipal bonds, as investors favored securities that had been punished severely during the downturn but appeared unlikely to default in the recovering economy.

Tactical Investment Strategies Bolstered Fund Returns

The fund benefited over the reporting period from relatively heavy exposure to municipal bonds with “triple-B” credit ratings, the lowest tier in the investment-grade spectrum. In addition, we emphasized bonds with maturities in the 15-year range,which enabled the fund to participate in relative strength in that part of the market’s maturity spectrum.We attempted to manage the potential risks of a longer-dated focus by employing futures contracts to set the fund’s average duration in a range that, at times, was modestly shorter than industry averages.

Supply-and-Demand Factors May Remain Favorable

As of the reporting period’s end, we are cautiously optimistic regarding the prospects for municipal bonds, as technical factors appear likely to remain favorable due to robust investor demand and a recent shift in investors’ focus to higher-quality securities. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low. Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking in effect until September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: MORNINGSTAR — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The BofA Merrill Lynch 2-17 Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.

Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 2.02%, and Investor shares produced a total return of 1.90%.1 In comparison, the BofA Merrill Lynch 1-5 Year Municipal Bond Index, the fund’s benchmark, produced a total return of 2.42% for the same period.2

Short-term municipal bonds rallied less robustly than their longer term counterparts over the reporting period as the U.S. economy recovered from a recession and financial crisis.The fund’s returns were lower than its benchmark, due in part to our relatively cautious investment posture in anticipation of higher short-term interest rates down the road.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Rebounded Along with U.S. Economy

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s, in which plunging housing markets, rising unemployment and declining consumer confidence took a steep toll. Although the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages. Even so, despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls as tax revenues declined while demand for services intensified.

As had been the case since early 2009, the municipal bond rally was fueled during the reporting period by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction. In addition, the market was supported by

The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly during the year due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for tax-exempt securities intensified as investors sought alternatives to low yielding money market funds and U.S. Treasury securities.

However, short-term municipal bonds gained less value than their intermediate- and long-term counterparts, as their yields were effectively anchored by the overnight federal funds rate, which remained between 0% and 0.25% throughout the reporting period. In this environment, performance was stronger among lower-rated municipal bonds, as investors favored securities that had been punished severely during the downturn but appeared unlikely to default in the recovering economy.

The fund’s returns were undermined somewhat by our shift away from short-term municipal bonds with “triple-B” credit ratings, the lowest tier in the investment-grade spectrum. We steadily upgraded the fund’s overall credit quality as higher short-term interest rates from the Fed became more likely in the economic recovery. In addition, to promote liquidity, we set the fund’s average duration in a range that was shorter than industry averages. This positioning prevented the fund from participating more fully in relative strength among longer-term securities.

Supply-and-Demand Factors May Remain Favorable

As of the reporting period’s end, we are cautiously optimistic regarding the prospects for municipal bonds, as technical factors appear likely to remain favorable due to robust investor demand and a recent shift in investors’ focus to higher-quality securities. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low. Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

[2]

SOURCE: MORNINGSTAR. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 1-5Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment-grade municipal bonds maturing in the 1- to (but not including) 5-year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.98%, and Investor shares returned 3.77%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, produced a total return of 3.73% for the same period.2

Municipal bonds rallied over the reporting period as the U.S. economy recovered from the 2008 recession and financial crisis.The fund’s returns were in line with that of its benchmark — which is not geographically constrained to state-specific securities — as the fund’s emphasis on higher-quality securities and its duration strategies fared well during the recent market rise.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or,if unrated,deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and

10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Rebounded Along with U.S. Economy

The reporting period began in the wake of the most severe recession since the 1930s, in which plunging housing markets, rising unemployment and declining consumer confidence took a steep toll. Although the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages.

As had been the case since early 2009, the municipal bond rally during the reporting period was fueled by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction. In addition, the market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to

The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for tax-exempt securities intensified as investors sought alternatives to low yielding money market funds and U.S.Treasury securities.

Despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls. In light of the sub-par economic recovery, the Federal Reserve Board left short-term interest rates unchanged throughout the reporting period in a historically low range between 0% and 0.25%. Pennsylvania weathered the recession better than many other states, mainly due to its longstanding conservative approach to fiscal management.

In this environment, yields of intermediate- and long-term municipal bonds continued to trend downward. Performance was particularly strong among lower-rated municipal bonds, as investors favored securities that had been punished severely during the downturn but appeared unlikely to default in the recovery.

Tactical Investment Strategies Bolstered Fund Returns

The fund benefited over the reporting period from relatively heavy exposure to municipal bonds with “triple-B” credit ratings, the lowest tier in the investment-grade spectrum. In addition, we emphasized bonds with maturities in the 15-year range,which enabled the fund to participate in relative strength in that part of the market’s maturity spectrum.We attempted to manage the potential risks of a longer-dated focus by employing futures contracts to set the fund’s average duration in a range that, at times, was modestly shorter than industry averages.

Supply-and-Demand Factors May Remain Favorable

As of the reporting period’s end, we are cautiously optimistic regarding the prospects for municipal bonds, as technical factors appear likely to remain favorable due to robust investor demand and a recent shift in investors’ focus to higher-quality securities. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low. Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

[2]

SOURCE: MORNINGSTAR — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The BofA Merrill Lynch 2-17 Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.

Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.11%, Investor shares returned 2.99% and Dreyfus Premier shares returned 2.81%.1 In comparison, the BofA Merrill Lynch 2-17Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 3.73% for the same period.2

Municipal bonds rallied over the reporting period as the U.S. economy recovered from the 2008 recession and financial crisis.The fund’s returns were modestly lower than its benchmark — which is not geographically constrained to state-specific securities — due in part to the fund’s emphasis on higher-quality securities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Rebounded Along with U.S. Economy

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s, in which plunging housing markets, rising unemployment and declining consumer confidence took a steep toll.Although the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages.

As had been the case since early 2009, the municipal bond rally during the reporting period was fueled by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction. In addition, the market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly

The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

during the year due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors sought tax-exempt alternatives to low yielding money market funds and U.S.Treasury securities.

Despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls. In light of the sub-par economic recovery, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged throughout the reporting period in a historically low range between 0% and 0.25%. Massachusetts weathered the downturn better than many other states as it successfully cut spending and identified new revenue sources.

In this environment, yields of intermediate- and long-term municipal bonds continued to trend downward. Performance was particularly strong among lower-rated municipal bonds, as investors favored securities that had been punished severely during the downturn but appeared unlikely to default in the recovering economy.

The fund’s returns were mildly undermined by relatively light exposure to municipal bonds with “triple-B” credit ratings, few of which met our investment criteria. In addition, we emphasized bonds with maturities in the three- to 10-year range, which caused the fund to participate less fully in relative strength among longer-term bonds.We set the fund’s average duration in a range that was modestly shorter than industry averages.

Supply-and-Demand Factors May Remain Favorable

As of the reporting period’s end, we are cautiously optimistic regarding the prospects for municipal bonds, as technical factors appear likely to remain favorable due to robust investor demand and a recent shift in investors’focus to higher-quality securities. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.We also have maintained a positive view of Massachusetts’ long-term fiscal health. Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

[2]

SOURCE: MORNINGSTAR — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The BofA Merrill Lynch 2-17 Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.

Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 3.28%, and Investor shares produced a total return of 3.06%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, produced a total return of 3.73% for the same period.2

Municipal bonds rallied over the reporting period as the U.S. economy recovered from the 2008 recession and financial crisis.The fund’s returns were modestly lower than its benchmark — which is not geographically constrained to state-specific securities — due in part to the fund’s emphasis on higher-quality securities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, NewYork state and NewYork city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, NewYork state and NewYork city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Rebounded Along with U.S. Economy

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s, in which plunging housing markets, rising unemployment and declining consumer confidence took a steep toll. Although the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages.

As had been the case since early 2009, the municipal bond rally during the reporting period was fueled by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction. In addition, the market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly during the year due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors sought tax-exempt alternatives to low yielding money market funds and U.S.Treasury securities.

Despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls. In light of the sub-par economic recovery, the Federal Reserve Board left short-term interest rates unchanged

The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

throughout the reporting period in a historically low range between 0% and 0.25%. New York was one of the harder-hit economies during the downturn, mainly due to its dependence on tax revenue from the financial services industry. In addition, the state government has so far been unable to make the difficult decisions to restore fiscal stability to New York.

In this environment,yields of intermediate- and long-term municipal bonds continued to trend downward amid robust investor demand. Performance was particularly strong among lower-rated municipal bonds, as investors favored securities that had been punished severely during the downturn but appeared unlikely to default in the recovering economy.

The fund’s returns were mildly undermined by relatively light exposure to New York municipal bonds with “triple-B” credit ratings, relatively few of which met our investment criteria. In addition, we emphasized bonds with maturities in the three- to 10-year range, which caused the fund to participate less fully in relative strength among longer-term bonds. We set the fund’s average duration in a range that was modestly shorter than industry averages.

Supply-and-Demand Factors May Remain Favorable

As of the reporting period’s end, we are cautiously optimistic regarding the prospects for municipal bonds, as technical factors appear likely to remain favorable due to robust investor demand and a recent shift in investors’ focus to higher-quality securities. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low. Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: MORNINGSTAR. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market, consisting of municipal bonds with maturities ranging from 2 to 17 years.

Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 5.92%, and Investor shares returned 5.79%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 4.13% for the same period.2

Municipal bonds rallied over the reporting period as the U.S. economy recovered from a recession and financial crisis.The fund’s returns were higher than its benchmark, primarily due to its relatively long average duration and strong security selection among bonds with credit ratings toward the lower end of the investment-grade range.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We will seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Municipal Bonds Rebounded Along with U.S. Economy

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s, in which plunging housing markets, rising unemployment, frozen credit markets and declining consumer confidence took a steep toll.Although credit markets thawed early in the year and the U.S. economy returned to growth during the third quarter of 2009, the pace of economic improvement proved to be slower than historical averages.

As had been the case since early 2009, the municipal bond rally during the reporting period was fueled by changing investor sentiment as government and monetary authorities’ aggressive remedial measures gained traction. In addition, the market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly during the year due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for tax-exempt securities intensified as investors sought alternatives to low yielding money market funds and U.S.Treasury securities.

The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

Despite evidence of economic improvement nationally, most states continued to struggle with budget shortfalls as tax revenues declined while demand for services intensified. In light of the sub-par economic recovery, the Federal Reserve Board left short-term interest rates unchanged throughout the reporting period in a historically low range between 0% and 0.25%.

In this environment,yields of longer term municipal bonds continued to trend downward due to intensifying demand for a limited supply of tax-exempt, income-oriented investments. Performance was particularly strong among lower-rated municipal bonds,as investors favored securities that had been punished severely during the downturn but appeared unlikely to default in the recovering economy.

Tactical Investment Strategies Bolstered Fund Returns

The fund benefited over the reporting period from relatively heavy exposure to municipal bonds with “triple-B” credit ratings, the lowest tier in the investment-grade spectrum. The fund received particularly strong contributions from bonds backed by hospitals. In addition, we emphasized securities with maturities of 20 years and longer, which enabled the fund to participate in relative strength in the longer-term segments of the market’s maturity spectrum.We attempted to manage the potential risks of a longer-dated focus by employing futures contracts to establish the fund’s average duration, which we set in a range that generally was longer than industry averages. This strategy enabled the fund to lock in higher income for a longer-than-average time and benefit from the effects of price appreciation as market yields declined.

Supply-and-Demand Factors May Remain Favorable

As of the reporting period’s end, we are cautiously optimistic regarding the prospects for municipal bonds. Although the possibility of higher interest rates could spark heightened market volatility over the near term, technical factors appear likely to remain favorable over the longer term due to robust investor demand and a return of investors’ focus to higher-quality securities. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low. Of course, we are prepared to adjust our strategies as market conditions change.

March 15, 2010

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2009, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is an unmanaged total return performance benchmark for the investment- grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.53	$ 3.79	$ 6.31
Ending value (after expenses)	$1,041.90	$1,040.00	$1,037.30
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.55	$ 3.80	—
Ending value (after expenses)	$1,020.20	$1,019.00	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.34	$ 4.65	—
Ending value (after expenses)	$1,039.80	$1,037.70	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.67	$ 3.93	$ 6.44
Ending value (after expenses)	$1,031.10	$1,029.90	$1,028.10
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 2.97	$ 4.23	—
Ending value (after expenses)	$1,032.80	$1,030.60	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.63	$ 4.90	—
Ending value (after expenses)	$1,059.20	$1,057.90	—

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .51% for Class M and .76% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .66% for Class M and .92% for Investor shares and BNY Mellon Massachusetts Intermediate Municipal Bond Fund .53% for Class M, .78% for
Investor shares and 1.28% for Dreyfus Premier shares, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund .59% for Class M, .84% for Investor shares and BNY
Mellon Municipal Opportunities Fund .71% for Class M and .96% for Investor shares, multiplied by the respective fund’s average account value over the period, multiplied by
181/365 (to reflect the one-half year period).

The Funds

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.51	$ 3.76	$6.26
Ending value (after expenses)	$1,022.32	$1,021.08	$1,018.60
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.56	$ 3.81	—
Ending value (after expenses)	$1,022.27	$1,021.03	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.31	$ 4.61	—
Ending value (after expenses)	$1,021.52	$1,020.23	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.66	$ 3.91	$ 6.41
Ending value (after expenses)	$1,022.17	$1,020.93	$1,018.45
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 2.96	$ 4.21	—
Ending value (after expenses)	$1,021.87	$1,020.63	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.56	$ 4.81	—
Ending value (after expenses)	$1,021.27	$1,020.03	—

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .51% for Class M and .76% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .66% for Class M and .92% for Investor shares, BNY Mellon Massachusetts Intermediate Municipal Bond Fund .53% for Class M, .78% for Investor
shares and 1.28% for Dreyfus Premier shares, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund .59% for Class M, .84% for Investor shares and BNY Mellon
Municipal Opportunities Bond Fund .71% for Class M and .96% for Investor shares, multiplied by the respective fund's average account value over the period, multiplied by
181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.1%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.8%
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000	5,178,050
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000	1,075,771
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	4,362,285
Jefferson County, Limited Obligation School Warrants	5.00	1/1/24	13,500,000	12,612,240
Montgomery BMC Special Care Facilities Financing Authority, Revenue
(Baptist Health) (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/13	1,365,000	1,542,723
Montgomery BMC Special Care Facilities Financing Authority, Revenue
(Baptist Health) (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000	2,874,150
Alaska—.1%
Anchorage, Electric Utility Revenue
(Insured; National Public Finance Guarantee Corp.)	8.00	12/1/10	1,000,000	1,055,310
Arizona—2.7%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000	2,900,800
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000	1,152,180
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000	1,257,278
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,510,050
Maricopa County Unified School District (Paradise Valley)
(Insured; National Public Finance Guarantee Corp.)	6.35	7/1/10	550,000	561,413
Maricopa County Unified School District (Paradise Valley)
(Insured; National Public Finance Guarantee Corp.)	7.00	7/1/11	1,905,000	2,063,725
Maricopa County Unified School District (Scottsdale School)	6.60	7/1/12	1,250,000	1,413,600
Phoenix, GO	6.25	7/1/16	1,250,000	1,545,413
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,747,060
Salt Verde Financial Corporation, Senior Gas Revenue	5.50	12/1/29	3,060,000	2,942,129
Scottsdale Industrial Development Authority,
HR (Scottsdale Healthcare) (Prerefunded)	5.70	12/1/11	1,000,000 [a]	1,097,460
Tucson, GO	5.00	7/1/12	1,265,000	1,387,047
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,430,651
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	10,000,000	11,578,100
California—10.4%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	1,525,000 [b]	1,500,020
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000 [c]	4,153,350
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000	3,293,173
California, Economic Recovery Bonds (Prerefunded)	5.00	7/1/14	2,050,000 [a]	2,382,284
California, GO	5.00	11/1/12	345,000	363,440
California, GO	5.50	6/1/20	270,000	271,112
California, GO	5.25	11/1/26	10,500,000	10,575,915

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California, GO	5.50	11/1/33	3,900,000	3,869,073
California, GO (Prerefunded)	5.00	11/1/11	655,000 [a]	704,963
California, GO (Various Purpose)	6.50	4/1/33	3,000,000	3,248,010
California, GO (Various Purpose)	6.00	4/1/38	6,000,000	6,199,080
California, GO (Various Purpose) (Prerefunded)	5.00	2/1/14	1,825,000 [a]	2,104,754
California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds (Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	2,810,000	2,567,328
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [c]	1,075,700
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	10,000,000	11,136,100
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/38	2,500,000	2,666,300
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000	9,812,485
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000	4,555,480
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,500,000	3,964,975
California Infrastructure and Economic Development
Bank, Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000	2,724,375
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.00	2/1/30	8,000,000	8,431,040
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.50	10/1/22	4,990,000	5,055,868
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,073,500
California Statewide Communities Development Authority,
Insured Revenue (Saint Joseph Health System)
(Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	4,315,000	4,544,299
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.25	8/1/24	5,000,000	5,556,550
California Statewide Communities Development
Authority, Revenue (The California Endowment)	5.25	7/1/15	1,740,000	1,951,288
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.80	1/15/20	1,505,000	1,513,082
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/26	3,000,000	2,961,720
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000	589,994
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	10,335,000	9,538,688

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	4,200,000	3,434,256
Kern High School District, GO (Insured;
National Public Finance Guarantee Corp.)	6.40	2/1/12	2,750,000	2,895,145
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000	2,539,778
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000	2,365,080
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/33	4,000,000 [d]	889,600
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	5.00	2/7/13	5,000,000	5,463,250
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,628,895
Sacramento County, Airport System Subordinate
and Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,240,690
Sacramento County Water Financing Authority,
Revenue (Sacramento County Water Agency
Zones 40 and 41 Water System Project)
(Insured; National Public Finance Guarantee Corp.)	0.79	6/1/34	8,000,000 [e]	5,562,000
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	565,000	596,007
Sacramento Municipal Utility District, Electric Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/13	3,530,000	3,901,003
Santa Barbara Financing Authority, Revenue (Airport Project)	5.00	7/1/39	3,000,000	3,010,920
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/28	1,000,000	961,190
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/13	3,010,000	3,374,782
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/14	2,000,000	2,301,180
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	432,455
Colorado—4.6%
Colorado Department of Transportation, Transportation
RAN (Insured; National Public Finance Guarantee Corp.)	5.25	6/15/10	1,000,000	1,015,260
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.25	6/1/31	1,000,000	926,290
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,263,620
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000	1,777,232
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,244,150
Colorado Housing and Finance Authority, SFMR	4.90	11/1/11	1,210,000	1,255,593
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.75	4/1/15	65,000	66,282

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.05	10/1/16	70,000	74,398
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.70	10/1/16	25,000	26,153
Colorado Housing and Finance Authority, Single Family Program
Senior and Subordinate Bonds (Collateralized; FHA)	6.75	10/1/21	165,000	179,929
Colorado Housing and Finance Authority, Single Family Program
Senior and Subordinate Bonds (Collateralized; FHA)	7.15	10/1/30	35,000	35,812
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000	4,672,806
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/16	3,565,000 [c]	3,700,648
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000	5,241,300
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/17	3,500,000 [c]	3,617,635
Jefferson County School District, GO
(Insured; National Public Finance Guarantee Corp.)	6.50	12/15/10	1,500,000	1,574,655
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.45	6/15/16	7,690,000 [a,c]	8,448,157
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.70	6/15/16	7,345,000 [a,c]	8,152,069
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	0/5.55	6/15/16	10,960,000 [a,c]	12,090,086
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	3,120,000	3,355,123
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	4,645,000	4,968,385
University of Colorado Regents, Enterprise System Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	4.75	6/1/12	2,000,000 [a]	2,183,060
University of Colorado Regents, Participation Interest (Sempra
Energy Colorado, Inc., Lease, Development and Operating
Agreement) (Insured; National Public Finance Guarantee Corp.)	6.00	12/1/22	5,000,000	5,228,000
Connecticut—2.2%
Connecticut, GO (Economic Recovery)	5.00	1/1/16	25,000,000	29,066,250
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,784,370
Connecticut Health and Educational Facilities Authority,
Revenue (Connecticut State University System Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/14	1,260,000	1,467,144
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.13	7/1/27	2,300,000	2,306,072
District of Columbia—.6%
District of Columbia, GO (Insured; Assured Guaranty Municipal Corp.)	2.32	6/1/16	5,000,000 [e]	4,725,200
Metropolitan Washington Airports Authority, Airport System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/12	2,470,000	2,489,093

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Airport System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.75	10/1/14	2,270,000	2,443,655
Florida—6.6%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,727,961
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,779,250
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/11	5,000,000	5,252,800
Florida Municipal Loan Council, Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	11/1/15	520,000	536,832
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,779,906
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,908,767
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,500,000	2,526,950
Lee County, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	10/1/19	3,000,000	3,053,910
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.00	10/1/10	3,000,000	3,065,460
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.38	10/1/41	6,000,000	6,045,480
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	5,000,000	5,088,150
Miami-Dade County, Subordinate Special Obligation Bonds
(Insured; National Public Finance Guarantee Corp.)	0/5.00	10/1/22	2,000,000 [c]	1,624,920
Miami-Dade County, Water and Sewer System Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/39	26,000,000 [f]	26,041,080
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	5,199,934
Orlando Utilities Commission, Utility System Revenue	3.77	10/1/16	13,400,000 [e]	12,497,778
Sarasota County, Limited Ad Valorem Tax Bonds
(Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/25	6,895,000	7,495,623
Seminole Tribe, Special Obligation Revenue	5.75	10/1/22	5,000,000 [b]	4,873,050
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	2,000,000 [b]	1,884,980
Seminole Tribe, Special Obligation Revenue	5.25	10/1/27	3,000,000 [b]	2,723,970
Georgia—4.8%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000	7,134,900
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)
(Insured; National Public Finance Guarantee Corp.)	4.75	4/1/11	17,500,000	18,234,825
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	6.13	1/1/24	2,480,000	2,482,703
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	5,000,000	4,667,300

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,034,050
Fulton County Development Authority,
Revenue (Spelman College)	5.00	6/1/24	2,010,000	2,117,615
Georgia, GO	5.40	11/1/10	1,000,000	1,035,500
Georgia, GO	5.00	7/1/16	20,000,000	23,605,000
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000 [g]	771,763
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000	5,761,100
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000	2,217,760
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000	6,284,016
Hawaii—.5%
Hawaii Department of Budget and Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	7,000,000	7,548,100
Illinois—6.9%
Chicago, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project)	4.75	6/30/14	1,000,000	1,017,020
Chicago, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	5,000,000	5,657,750
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,245,154
Chicago Metropolitan Water Reclamation
District, GO Capital Improvement	7.25	12/1/12	8,500,000	10,000,165
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,277,400
DuPage, Cook and Will Counties Community
College District Number 502, GO (Prerefunded)	5.25	6/1/13	5,980,000 [a]	6,805,419
Illinois, GO	5.00	1/1/17	7,500,000	8,260,875
Illinois, GO	5.00	1/1/27	5,000,000	5,127,000
Illinois, GO	5.00	6/1/28	3,855,000	3,945,747
Illinois, GO (Fund for Infrastructure, Roads, School and Transit)	5.25	10/1/15	3,000,000	3,277,830
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000 [f]	5,475,900
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/22	2,000,000 [f]	2,152,920
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/23	5,000,000 [f]	5,344,600
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,581,375
Illinois Health Facilities Authority, Revenue
(Loyola University Health System)	5.75	7/1/11	1,045,000	1,078,639
Illinois Housing Development Authority,
MFHR (Lifelink Developments) (Collateralized; GNMA)	4.13	10/20/16	905,000	901,054
Illinois Toll Highway Authority, Toll Highway Senior Priority
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	15,000,000	16,040,850
Lake County Community Unitary School District Number 60,
GO (Insured; Assured Guaranty Municipal Corp.)	5.63	12/1/11	3,150,000	3,152,394

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	5,000,000	5,017,200
Metropolitan Pier and Exposition Authority, Dedicated State Tax
Revenue (McCormick Place Expansion Project) (Insured; AMBAC)	5.25	6/15/27	8,200,000	8,204,592
Regional Transportation Authority, GO
(Insured; National Public Finance Guarantee Corp.)	7.75	6/1/10	1,620,000	1,651,331
Regional Transportation Authority, GO
(Insured; National Public Finance Guarantee Corp.)	7.75	6/1/12	1,890,000	2,170,665
Will County School District Number 161, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/23	4,355,000	4,566,479
Indiana—.5%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000	1,156,240
Indiana Health Facility Financing Authority,
HR (The Methodist Hospitals, Inc.)	5.25	9/15/10	650,000	655,837
Indiana Health Facility Financing Authority,
HR (The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	764,865
Indiana Municipal Power Agency,
Power Supply System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000	4,136,619
Indiana University Trustees, Student Fee Revenue (Indiana
University) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/11	1,425,000	1,515,231
Iowa—.2%
Muscatine, Electric Revenue (Insured; AMBAC)	5.50	1/1/11	3,000,000	3,117,210
Kansas—.4%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	5,000,000	5,609,450
Kentucky—.9%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	3,000,000	3,019,140
Kentucky Turnpike Authority, EDR
(Revitalization’s Projects) (Insured; AMBAC)	5.50	7/1/12	1,250,000	1,383,550
Louisville and Jefferson County Metropolitan Sewer District,
Sewer and Drainage System Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	5/15/34	10,000,000	10,508,700
Louisiana—1.8%
Jefferson Sales Tax District,
Special Sales Tax Revenue (Insured; AMBAC)	5.25	12/1/21	4,375,000	4,748,800
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	5,000,000	5,363,800
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	14,500,000	16,429,805
Louisiana Public Facilities Authority,
Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000	2,118,620
Maine—.2%
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,950,000	2,958,584

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maine (continued)
Maine Housing Authority, Mortgage Purchase Bonds	5.30	11/15/23	715,000	724,502
Maryland—.2%
University System of Maryland,
Auxiliary Facility and Tuition Revenue (Prerefunded)	5.00	4/1/13	2,405,000 [a]	2,709,834
Massachusetts—2.8%
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,155,000	2,408,062
Massachusetts, Consolidated Loan
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000	4,028,067
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	3,085,000	3,325,969
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.25	7/1/29	3,500,000	3,533,740
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000	2,339,700
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000	5,554,200
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,646,160
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	350,570
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4
Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/12	2,000,000	2,143,740
Massachusetts Port Authority, Revenue	5.75	7/1/10	1,325,000	1,350,599
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000	6,720,480
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	10,000,000	10,424,400
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000	315,364
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000	385,096
Michigan—1.3%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000	7,856,380
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.25	10/1/18	2,000,000	2,123,200
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,304,150
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,188,820
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,000,000	4,570,700
Minnesota—1.4%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000	13,480,680
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	5.00	3/1/14	1,410,000	1,609,698

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	7,000,245
Mississippi—.2%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	2,465,000	2,461,303
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000	467,056
Missouri—.3%
Curators of the University of Missouri, System Facilities Revenue	5.00	11/1/12	2,000,000	2,219,480
Missouri Environmental Improvement and Energy Resource Authority,
Water PCR (State Revolving Fund Program—Master Trust)	5.50	7/1/14	1,250,000	1,463,950
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	5.05	9/1/24	665,000	672,022
Nebraska—.3%
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	1,245,000	1,248,635
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	5.25	9/1/22	785,000	795,456
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000	1,268,900
Omaha Public Power District, Electric Revenue	7.63	2/1/12	935,000	1,020,842
Nevada—2.2%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	22,730,000	23,623,289
Clark County School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/20	10,000,000	11,096,600
New Hampshire—.1%
Nashua, Capital Improvement Bonds (Prerefunded)	5.50	7/15/12	560,000 [a]	623,577
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000	1,097,980
New Jersey—3.2%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000	1,186,920
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/17	2,500,000	3,017,350
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/18	5,000,000	5,916,500
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/19	5,000,000	5,900,750
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	5,000,000	5,885,900
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,619,736
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.50	6/15/24	3,000,000	2,970,480
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,184,120

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,090,900
New Jersey Educational Facilities Authority, Revenue
(Rowan University Issue) (Insured; FGIC) (Prerefunded)	5.25	7/1/11	100,000 [a]	107,497
New Jersey Educational Facilities Authority, Revenue (Rowan
University Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	6/30/13	900,000	959,166
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	3,750,000	4,250,363
New Jersey Transit Corporation, COP (Federal Transit
Administration Grants) (Insured; AMBAC) (Prerefunded)	6.00	9/15/10	2,000,000 [a]	2,064,820
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/30	15,000,000 [d]	4,465,650
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/19	1,000,000	1,074,400
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	4,125,000	3,922,628
New Mexico—.2%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,137,390
New Mexico Highway Commission, Tax Revenue (Prerefunded)	6.00	6/15/10	2,000,000 [a]	2,035,360
New York—8.4%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	1,050,730
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/11	950,000	1,019,882
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/12	950,000	1,066,603
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	1,108,280
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,145,491
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,167,046
Long Island Power Authority, Electric System General Revenue	5.25	12/1/12	4,000,000	4,445,400
Long Island Power Authority, Electric System General Revenue	6.00	5/1/33	7,500,000	8,470,350
Long Island Power Authority, Electric System General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	12/1/20	10,000,000	10,831,600
Metropolitan Transportation Authority, Commuter Facilities Revenue	5.50	7/1/11	1,000,000	1,009,280
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,754,750
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,772,640
Metropolitan Transportation Authority,
Transit Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000 [d]	993,960
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000	13,798,200
Monroe County, Public Improvement GO	6.00	6/1/11	115,000	116,532
New York City, GO	5.75	8/1/13	215,000	221,734
New York City, GO	5.13	12/1/24	10,000,000	10,827,100
New York City, GO (Prerefunded)	5.75	8/1/10	1,435,000 [a]	1,484,048

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.00	6/15/29	5,000,000	5,258,750
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	3,500,000	3,852,835
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.38	11/15/21	1,050,000	1,155,221
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000 [h]	3,227,670
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	6.13	5/15/10	175,000 [a]	179,053
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000	1,053,260
New York Local Government Assistance Corporation, Revenue	6.00	4/1/12	2,000,000	2,099,600
New York State Dormitory Authority, Revenue (Consolidated City
University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000	234,040
New York State Dormitory Authority, Revenue (New York University)	5.25	7/1/34	3,000,000	3,193,530
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.25	5/15/12	3,800,000	4,130,410
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.00	10/1/18	1,500,000	1,516,440
New York State Power Authority, Revenue (Prerefunded)	5.00	11/15/12	2,000,000 [a]	2,233,260
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,753,500
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,763,200
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,491,150
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	3,000,000	3,193,830
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000	4,854,780
New York State Urban Development Corporation,
Correctional and Youth Facilities Service Contract Revenue	5.00	1/1/11	5,000,000	5,181,250
Tobacco Settlement Financing Corporation of New York, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,395,850
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract
Secured) (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/18	2,000,000	2,120,920
North Carolina—5.0%
Charlotte, GO	5.00	4/1/13	1,000,000	1,128,220
Concord, COP (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/11	1,000,000	1,055,840
Durham County, Public Improvement GO (Prerefunded)	5.00	4/1/12	2,000,000 [a]	2,181,140
Guilford County, Public Improvement GO (Prerefunded)	5.10	10/1/10	1,500,000 [a]	1,574,520
North Carolina, Grant Anticipation Revenue Vehicle Bonds	5.00	3/1/19	5,000,000	5,767,150

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina, Grant Anticipation Revenue Vehicle Bonds	5.00	3/1/21	5,000,000	5,651,800
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.38	1/1/16	1,500,000	1,613,475
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/17	8,000,000	9,286,720
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.25	1/1/20	5,000,000	5,413,600
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	18,000,000	18,676,440
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	1/1/25	4,075,000	4,775,126
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.50	1/1/13	4,055,000	4,381,833
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.00	1/1/24	5,500,000	5,855,520
University of North Carolina, System Pool Revenue
(Pool General Trust Indenture of the Board of
Governors of The University of North Carolina)	5.50	10/1/34	5,000,000	5,184,600
Wake County, LOR	5.00	1/1/24	5,955,000	6,711,881
Ohio—1.8%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	503,960
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	10,740,000	9,914,524
Cuyahoga County, Revenue
(Cleveland Clinic Health System Obligated Group)	6.00	1/1/15	2,265,000	2,534,988
Cuyahoga County, Revenue
(Cleveland Clinic Health System Obligated Group)	6.00	1/1/17	3,900,000	4,381,611
Cuyahoga County, Revenue
(Cleveland Clinic Health System Obligated Group)	5.75	1/1/24	4,000,000	4,251,840
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,406,233
Ohio, Revitalization Project Revenue (Insured; AMBAC)	5.00	10/1/11	1,300,000	1,383,083
Ohio Housing Finance Agency, MFHR
(Uptown Towers Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	1,000,000	1,032,230
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	963,549
Oregon—.3%
Eagle Point School District Number 9, GO (Prerefunded)	5.63	6/15/11	1,500,000 [a]	1,602,570
Jackson County School District Number 6, GO
(Central Point) (Insured; FGIC) (Prerefunded)	5.75	6/15/10	2,265,000 [a]	2,303,550
Portland, Convention Center Urban Renewal and
Redevelopment Bonds (Insured; AMBAC)	5.75	6/15/18	1,150,000	1,174,622
Pennsylvania—1.0%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,836,464

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,527,850
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	6/1/24	3,500,000	3,759,945
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,370,653
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,070,500
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,551,774
Rhode Island—.1%
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	830,163
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	258,568
South Carolina—3.1%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/10	10,000,000	10,334,000
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,473,580
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	1,000,000	1,037,040
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow) (Prerefunded)	5.88	12/1/12	3,000,000 [a]	3,444,480
Horry County School District, GO (Insured; South
Carolina State Department of Education) (Prerefunded)	5.38	3/1/12	5,030,000 [a]	5,507,397
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District
of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	1,018,320
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/18	15,080,000	16,587,246
South Carolina Jobs and Economic Development
Authority, Hospital Facilities Revenue
(Georgetown Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,254,900
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.13	3/1/26	3,010,000	3,019,542
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.25	3/1/27	3,130,000	3,145,212
Texas—7.2%
Austin, Public Improvement Bonds (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	9/1/12	3,000,000 [a]	3,318,900
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue Improvement
Bonds (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/31	1,000,000	1,006,280
Dallas, GO	5.00	2/15/27	2,500,000	2,727,025
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,118,180
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000	15,769,658

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000	5,656,600
Houston, Airport System Senior Lien Revenue	5.50	7/1/39	6,000,000	6,417,600
Houston, Combined Utility System First Lien Revenue (Insured; AMBAC)	5.00	5/15/11	11,000,000	11,471,350
Houston, Public Improvement GO	5.00	3/1/18	5,000,000	5,777,350
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000 [d]	1,307,469
Klein Independent School District, Unlimited Tax Schoolhouse
Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/19	1,575,000	1,709,111
Lower Colorado River Authority, Junior Lien Revenue (Seventh
Supplemental Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/15	1,135,000	1,316,861
Plano Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.00	2/15/12	3,000,000 [a]	3,258,960
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	0.00	8/15/14	3,260,000 [d]	3,031,833
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000	5,829,200
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/25	10,000,000	10,771,300
Socorro Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.38	8/15/19	90,000	95,603
Socorro Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.38	8/15/11	1,560,000 [a]	1,672,897
Southwest Higher Educational Authority Inc., Higher
Educational Revenue (Southern Methodist University
Project) (Insured; AMBAC) (Prerefunded)	5.50	10/1/12	1,000,000 [a]	1,122,080
Texas A&M University System Board of Regents,
Financing System Revenue	5.38	5/15/15	810,000	857,758
Texas Department of Housing and Community Affairs,
SFMR (Collateralized: FNMA and GNMA and Insured;
National Public Finance Guarantee Corp.)	5.45	9/1/23	1,775,000	1,801,306
Texas Municipal Power Agency, Revenue
(Insured; National Public Finance Guarantee Corp.)	4.40	9/1/11	2,750,000	2,758,305
Texas Tech University System Board of Regents,
Finance System and Improvement Revenue (Insured; AMBAC)	5.00	2/15/12	2,000,000	2,164,220
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000	16,948,500
Texas Water Development Board,
State Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	4,500,000	4,970,970
Vermont—.4%
Burlington, Electric Revenue (Insured;
National Public Finance Guarantee Corp.)	6.25	7/1/11	2,000,000	2,131,640
Burlington, Electric Revenue (Insured;
National Public Finance Guarantee Corp.)	6.25	7/1/12	2,500,000	2,765,475
Vermont Housing Finance Agency, SFHR
(Insured; Assured Guaranty Municipal Corp.)	4.85	5/1/11	630,000	633,270

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia—.4%
Chesterfield County Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	2,500,000	2,592,525
Newport News Industrial Development
Authority, IDR (Virginia Advanced Shipbuilding
and Carrier Integration Center)	5.50	9/1/10	1,000,000	1,027,190
Virginia Small Business Financing Authority,
Health Care Facilities Revenue (Sentara Healthcare)	5.00	11/1/40	2,500,000	2,529,675
Washington—1.8%
Energy Northwest, Electric Revenue (Project Number 1)
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,000,000	1,110,300
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000	6,020,550
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.50	6/1/39	5,000,000	5,278,000
Seattle, Municipal Light and Power Revenue	5.50	12/1/10	1,000,000	1,039,930
Washington, GO (Various Purpose)	5.00	7/1/30	13,760,000	14,497,949
West Virginia—.5%
Monongalia County Building Commission,
HR (Monongalia General Hospital)	5.25	7/1/20	3,850,000	3,963,537
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000	1,059,850
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000	2,755,610
Wisconsin—3.3%
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/36	9,500,000	10,463,680
Wisconsin, GO	4.50	5/1/20	20,000,000	22,461,200
Wisconsin, GO	5.00	5/1/20	5,800,000	6,607,708
Wisconsin, Transportation Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	11,825,000	13,018,024
U.S. Related—5.4%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/12	2,000,000	2,086,700
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/11	950,000	1,005,214
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/13	1,380,000	1,533,194
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/20	5,000,000	5,282,450
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/15	2,000,000	2,211,340
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000	4,158,828
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,643,400
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,280,920

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.88	7/1/10	1,405,000 [a]	1,446,869
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.88	7/1/10	2,595,000 [a]	2,672,072
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Public Housing Administration Projects)	5.00	12/1/11	580,000	624,469
Puerto Rico Housing Finance Authority,
Capital Fund Program Revenue (Puerto Rico
Public Housing Administration Projects)	5.00	12/1/11	420,000	444,230
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/14	1,000,000	1,078,320
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	995,000	1,065,904
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	5,000	5,974
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	5,000	6,007
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	1,995,000	2,132,914
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	1,940,000	2,088,274
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	5,000	6,122
Puerto Rico Public Buildings Authority,
Government Facility Revenue (Insured; AMBAC)	6.25	7/1/10	750,000	759,105
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	6,000,000 [c]	4,566,540
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000 [c]	1,454,200
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	3,000,000 [d]	616,890
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	10,000,000 [d]	1,779,100
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	5,000,000	5,005,500
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.50	8/1/42	7,500,000	7,511,025
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	17,500,000	18,372,725
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000	2,712,550
Total Long-Term Municipal Investments
(cost $1,444,318,767)				1,512,326,357

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—4.9%	Rate (%)	Date	Amount ($)	Value ($)
California—.6%
California, RAN	3.00	5/25/10	10,000,000	10,058,500
Colorado—1.4%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	735,000 [i]	735,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	300,000 [i]	300,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	1,400,000 [i]	1,400,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	2,995,000 [i]	2,995,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	955,000 [i]	955,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	6,575,000 [i]	6,575,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	300,000 [i]	300,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond Program)
(LOC; Northern Trust Company)	0.17	3/1/10	1,350,000 [i]	1,350,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bancorp)	0.17	3/1/10	1,250,000 [i]	1,250,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.17	3/1/10	1,000,000 [i]	1,000,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.17	3/1/10	500,000 [i]	500,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.19	3/1/10	2,600,000 [i]	2,600,000
Pitkin County, IDR, Refunding (Aspen Skiing
Company Project) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	900,000 [i]	900,000
Florida—.8%
Broward County Educational Facilities Authority,
Educational Facilities Revenue (Nova Southeastern
University Project) (LOC; Bank of America)	0.16	3/1/10	4,000,000 [i]	4,000,000
Orange County Health Facilities Authority, HR (Orlando
Regional Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.15	3/1/10	3,780,000 [i]	3,780,000

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Orange County Health Facilities Authority, HR (Orlando Regional
Healthcare System) (Insured; Assured Guaranty Municipal
Corp. and Liquidity Facility; Dexia Credit Locale)	0.20	3/1/10	5,200,000 [i]	5,200,000
Illinois—.1%
Quincy, Revenue, Refunding (Blessing Hospital)
(LOC; JPMorgan Chase Bank)	0.14	3/1/10	1,800,000 [i]	1,800,000
Iowa—.1%
Iowa Higher Education Loan Authority, Private College Faciliity Revenue,
Refunding (Des Moines University Project) (LOC; Allied Irish Banks)	0.24	3/1/10	930,000 [i]	930,000
Massachusetts—.3%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.17	3/1/10	500,000 [i]	500,000
Massachusetts, Consolidated Loan (LOC; Bank of America)	0.15	3/1/10	1,000,000 [i]	1,000,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Capital Asset Program Issue) (LOC; Bank of America)	0.13	3/1/10	2,800,000 [i]	2,800,000
Michigan—.1%
Michigan Higher Education Facilities Authority, LOR and
Revenue Refunding (University of Detroit Mercy
Project) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	1,500,000 [i]	1,500,000
New Hampshire—.1%
New Hampshire Health and Educational Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/10	1,600,000 [i]	1,600,000
New York—.4%
New York City, GO Notes (Liquidity Facility; Allied Irish Banks)	0.18	3/1/10	6,130,000 [i]	6,130,000
Ohio—.1%
Cuyahoga County, Hospital Improvement Revenue (University
Hospitals of Cleveland Project) (LOC; JPMorgan Chase Bank)	0.14	3/1/10	1,000,000 [i]	1,000,000
Oregon—.4%
Medford Hospital Facilities Authority, Revenue
(Cascade Manor Project) (LOC; KBC Bank)	0.17	3/1/10	3,100,000 [i]	3,100,000
Medford Hospital Facilities Authority, Revenue
(Rogue Valley Manor Project) (LOC; Bank of America)	0.17	3/1/10	2,000,000 [i]	2,000,000
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	0.25	3/1/10	1,600,000 [i]	1,600,000
Pennsylvania—.3%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.20	3/1/10	4,055,000 [i]	4,055,000

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Tennessee—.1%
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.16	3/1/10	2,200,000 [i]	2,200,000
Vermont—.0%
Vermont Educational and Health Buildings Financing Agency,
HR (Mount Ascutney Hospital Project) (LOC; TD Bank)	0.13	3/1/10	100,000 [i]	100,000
Virginia—.1%
Peninsula Ports Authority of Virginia, Coal Terminal
Revenue, Refunding (Dominion Terminal
Associates Project) (LOC; Barclays Bank PLC)	0.14	3/1/10	1,600,000 [i]	1,600,000
Washington—.0%
Washington Economic Development Finance Authority, EDR
(Pioneer Human Services Project) (LOC; U.S. Bank NA)	0.17	3/1/10	500,000 [i]	500,000
Total Short-Term Municipal Investments
(cost $76,295,393)				76,313,500

Total Investments (cost $1,520,614,160)			101.0%	1,588,639,857
Liabilities, Less Cash and Receivables			(1.0%)	(16,425,582)
Net Assets			100.0%	1,572,214,275

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities had a total market value of $10,982,020 or 0.7% of net assets.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate security—interest rate subject to periodic change.
f Purchased on a delayed delivery basis.
g Non-income producing—security in default.
[h] Subject to interest rate change on November 1, 2011.
i Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SWDR		Solid Waste Disposal Revenue		TAN	Tax Anticipation Notes
TAW		Tax Anticipation Warrants		TRAN	Tax and Revenue Anticipation Notes
XLCA		XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	34.3
AA		Aa		AA	31.5
A		A		A	19.8
BBB		Baa		BBB	9.2
F1		MIG1/P1		SP1/A1	4.8
Not Rated[j]		Not Rated[j]		Not Rated[j]	.4
100.0

† Based on total investments.
j Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

SATEMENT OF FINANCIAL FUTURES

February 28, 2010 (Unaudited)

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2010 ($)
Financial Futures Short
U.S. Treasury 10 Year Note	460	(54,042,813)	June 2010	(161,719)
U.S. Treasury Long Bond	296	(34,835,500)	June 2010	(231,250)
				(392,969)

See notes to financial statements.

The Funds

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—89.1%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.4%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,370,000	1,370,027
Jefferson County, Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	2/1/13	3,000,000	2,840,790
Alaska—.6%
Alaska Industrial Development and
Export Authority, Revolving Fund Revenue	5.00	4/1/14	2,370,000	2,672,317
Fairbanks North Star Borough, GO	5.00	11/1/14	2,210,000	2,562,760
North Slope Borough, GO	5.00	6/30/12	1,000,000	1,088,810
Arizona—3.2%
Arizona Health Facilities Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	4,000,000	4,239,800
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)	5.50	9/1/13	3,300,000	3,713,094
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/12	1,275,000	1,383,694
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	2,165,000	2,506,940
Arizona Transportation Board, Transportation Excise
Tax Revenue (Maricopa County Regional Area Road Fund)	4.50	7/1/10	1,575,000	1,598,074
Chandler Industrial Development Authority,
IDR (Intel Corporation Project)	4.38	12/1/10	5,200,000	5,338,320
Mesa, Utility Systems Revenue (National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	7/1/14	3,600,000 [a]	4,166,928
Scottsdale, GO (Projects of 2000 and 2004)	5.00	7/1/13	3,000,000	3,407,310
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	5,000,000	5,789,050
California—6.4%
California, Economic Recovery Bonds	5.00	7/1/10	4,500,000	4,568,715
California, Economic Recovery Bonds	5.00	1/1/11	1,775,000	1,839,645
California, Economic Recovery Bonds	2.50	7/1/12	2,000,000	2,057,640
California, GO (Various Purpose)	5.00	9/1/12	3,220,000	3,479,242
California Department of Water Resources, Power Supply Revenue	5.50	5/1/11	2,000,000	2,110,480
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	1,500,000	1,603,800
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	3,000,000	3,207,600
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,116,460
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	2.25	4/2/12	2,500,000	2,567,350
California Statewide Communities Development Authority,
MFHR (Clara Park/Cypress Sunrise/Wysong Plaza
Apartments) (Collateralized; GNMA)	4.55	1/20/16	1,245,000	1,316,488
California Statewide Communities Development Authority, PCR
(Southern California Edison Company) (Insured; XLCA)	4.10	4/1/13	1,000,000	1,045,860
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/13	5,000,000	5,452,950

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities Development Authority,
Revenue (Proposition 1A Receivables Program)	5.00	6/15/13	13,000,000	14,008,280
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/11	1,005,000	1,032,095
Los Angeles County Capital Asset Leasing
Corporation, LR (LAC-CAL Equipment Program)	5.00	6/1/11	4,415,000	4,624,757
Los Angeles County Capital Asset Leasing
Corporation, LR (LAC-CAL Equipment Program)	5.00	12/1/11	3,105,000	3,302,043
Los Angeles Unified School District, GO (Insured; AMBAC)	5.00	7/1/10	1,000,000	1,015,970
Mount San Antonio Community College District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/15	2,000,000	2,165,540
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	4.00	2/8/11	2,500,000	2,570,675
Sacramento County Sanitation Districts Financing Authority,
Revenue (Sacramento Regional County Sanitation
District) (Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000 [a]	1,174,810
San Bernardino County Transportation
Authority, Sales Tax Revenue Notes	5.00	5/1/12	1,500,000	1,619,925
Tuolumne Wind Project Authority,
Revenue (Tuolumne Company Project)	4.00	1/1/13	1,000,000	1,070,280
Colorado—1.9%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	614,406
Colorado Department of Transportation, Transportation
RAN (Insured; National Public Finance Guarantee Corp.)	5.50	6/15/11	6,300,000	6,713,847
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/10	1,000,000	1,005,780
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	5.00	11/12/13	5,000,000	5,530,600
Denver City and County, Airport System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	11/15/15	5,000,000	5,226,250
Connecticut—2.0%
Connecticut, GO (Economic Recovery)	5.00	1/1/13	10,000,000	11,160,400
Connecticut, GO (Economic Recovery)	5.00	1/1/14	3,010,000	3,439,346
Connecticut, GO (Insured; Assured Guaranty Municipal Corp.)	5.50	11/15/11	2,000,000	2,170,800
Connecticut Health and Educational Facilities Authority,
Revenue (Ascension Health Credit Group)	3.50	2/1/12	1,445,000	1,488,581
Connecticut Health and Educational Facilities Authority,
Revenue (Quinnipiac University Issue) (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/12	1,190,000	1,291,733
Delaware—.2%
University of Delaware, Revenue	2.00	6/1/11	1,675,000	1,695,921
Florida—3.1%
Clearwater, Water and Sewer Revenue	5.00	12/1/10	1,000,000	1,030,040
Clearwater, Water and Sewer Revenue	5.00	12/1/11	1,000,000	1,065,090
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	1,100,000	1,197,251

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/16	3,250,000	3,525,080
Florida Department of Management Services, Florida Facilities
Pool Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/13	1,825,000	2,036,481
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/10	3,000,000	3,048,570
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/13	3,000,000	3,296,040
Florida Rural Utility Financing Commission,
Revenue Notes (Public Projects Construction)	4.00	2/1/11	850,000	857,225
Florida State Board of Education, Public Education Capital Outlay
Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	6/1/13	3,000,000	3,390,060
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000 [b]	1,135,500
Miami-Dade County Health Facilities Authority, HR
(Miami Children’s Hospital Project) (Insured; AMBAC)	5.50	8/15/11	2,450,000	2,630,663
Miami-Dade County School Board, COP (Master Lease
Purchase Agreement) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	5/1/11	1,885,000 [a]	2,004,735
Orlando-Orange County Expressway
Authority, Revenue (Insured; AMBAC)	5.00	7/1/12	2,000,000	2,159,360
Palm Beach County School Board, COP
(Master Lease Purchase Agreement) (Insured; AMBAC)	5.25	8/1/11	1,000,000	1,054,340
Palm Beach County School Board, COP
(Master Lease Purchase Agreement) (Insured; FGIC)	5.00	8/1/11	2,200,000	2,291,806
Georgia—3.9%
Atlanta, Airport General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.88	1/1/17	1,000,000	1,013,780
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	6.50	4/1/11	2,000,000	2,111,100
Forsyth County, GO	5.00	3/1/12	2,000,000	2,177,960
Georgia, GO	5.00	5/1/12	1,270,000	1,391,133
Georgia, GO	4.50	12/1/12	3,125,000	3,447,937
Georgia, GO	4.00	7/1/13	5,000,000	5,514,250
Georgia, GO	4.00	1/1/15	2,000,000	2,239,360
Georgia, GO (Prerefunded)	5.00	8/1/12	5,000,000 [a]	5,516,600
Gwinnett County School District, GO	5.00	2/1/11	1,000,000	1,044,260
Gwinnett County School District, GO	5.00	2/1/13	3,000,000	3,363,840
Henry County, GO	5.00	7/1/11	2,500,000	2,654,525
Main Street Natural Gas, Inc., Gas Project Revenue	5.00	3/15/12	5,790,000	6,161,950
Metropolitan Atlanta Rapid Transit Authority,
Sales Tax Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	1/1/13	2,000,000 [a]	2,234,480
Hawaii—1.8%
Hawaii, GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	7/1/12	10,850,000 [a]	12,001,185
Hawaii, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/11	1,000,000	1,071,850
Hawaii, GO (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/12	1,000,000	1,108,560

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Hawaii (continued)
Honolulu City and County, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/14	3,000,000	3,472,440
Idaho—.3%
University of Idaho Regents, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	4.38	4/1/11	2,500,000	2,591,675
Illinois—4.6%
Chicago, GO (Project and Refunding Series)
(Insured; National Public Finance Guarantee Corp.)	5.25	1/1/12	2,035,000	2,210,336
Chicago, Senior Lien Water Revenue (Insured; AMBAC) (Prerefunded)	5.50	11/1/11	1,750,000 [a]	1,894,410
Chicago, Senior Lien Water Revenue (Insured; AMBAC) (Prerefunded)	5.50	11/1/11	1,000,000 [a]	1,082,520
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000	2,259,240
Chicago O’Hare International Airport, Second Lien
Passenger Facility Charge Revenue (Insured; AMBAC)	5.50	1/1/14	1,000,000	1,039,580
Chicago Transit Authority, Capital Grant Receipts Revenue
(Federal Transit Administration Section 5307
Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000	4,240,296
Cook County, GO Capital Equipment Bonds	5.00	11/15/12	1,000,000	1,102,570
Illinois, GO	5.00	1/1/12	1,000,000	1,069,390
Illinois, GO	5.00	1/1/14	13,500,000 [b]	14,986,890
Illinois, GO (Fund for Infrastructure, Roads, Schools and
Transit) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/11	2,000,000	2,141,380
Illinois, GO (Fund for Infrastructure, Roads, Schools and
Transit) (Insured; National Public Finance Guarantee Corp.)	6.00	1/1/17	5,575,000	5,598,694
Illinois, Sales Tax Revenue (Fund for Infrastructure,
Roads, Schools and Transit)	5.50	6/15/13	1,100,000	1,164,009
Illinois Finance Authority, Revenue (Northwestern Memorial Hospital)	5.00	8/15/11	1,000,000	1,053,170
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	2,500,000	2,508,600
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project) (Insured;
National Public Finance Guarantee Corp.)	5.75	12/15/14	3,360,000	3,406,603
Indiana—1.1%
Indiana Health and Educational Facility Financing
Authority, HR (Clarian Health Obligated Group)	5.00	2/15/11	1,000,000	1,026,460
Indiana Transportation Finance Authority,
Highway Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000 [a]	1,166,790
Purdue University Trustees, Purdue University
Student Facilities System Revenue	5.25	7/1/12	2,000,000	2,210,720
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000	6,194,280
Iowa—.5%
Iowa Higher Education Loan Authority,
Private College Facility Revenue (Grinnell College Project)	2.10	12/1/11	2,500,000	2,565,475

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Iowa (continued)
Iowa Higher Education Loan Authority,
Private College Facility Revenue (Grinnell College Project)	4.00	12/1/13	1,000,000 [b]	1,108,190
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grinnell College Project)	4.00	12/1/14	1,250,000 [b]	1,399,000
Kentucky—1.4%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000	685,070
Kentucky Economic Development Finance Authority, Health
System Revenue (Norton Healthcare, Inc.) (Prerefunded)	6.25	10/1/10	335,000 [a]	350,008
Kentucky Property and Buildings Commission, Revenue
(Project Number 69) (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/14	1,450,000	1,539,769
Kentucky Property and Buildings Commission, Revenue
(Project Number 72) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.38	10/1/11	1,550,000 [a]	1,670,435
Kentucky Property and Buildings Commission, Revenue
(Project Number 82) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/13	8,480,000	9,622,934
Louisiana—1.2%
Louisiana, GO (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/19	9,405,000	10,234,145
Louisiana Public Facilities Authority, Revenue (Department of
Public Safety Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/10	1,765,000	1,798,023
Maryland—1.1%
Maryland, GO (State and Local Facilities Loan)	5.00	7/15/13	5,000,000	5,688,950
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	8/1/12	1,195,000	1,320,941
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	3/1/13	2,450,000	2,756,274
Maryland Health and Higher Educational Facilities Authority,
Revenue (The Johns Hopkins Health System Obligated Group Issue)	5.00	11/15/11	1,000,000	1,063,810
Massachusetts—4.0%
Massachusetts, Consolidated Loan	5.25	8/1/13	1,500,000	1,714,995
Massachusetts, Consolidated Loan
(Insured; Assured Guaranty Municipal Corp.)	5.50	11/1/12	2,000,000	2,249,800
Massachusetts, Consolidated Loan (Insured; FGIC) (Prerefunded)	5.25	11/1/12	2,000,000 [a]	2,220,920
Massachusetts, Consolidated Loan (Insured; XLCA) (Prerefunded)	5.25	11/1/12	15,000,000 [a]	16,690,650
Massachusetts, Federal Highway, GAN
(Insured; Assured Guaranty Municipal Corp.)	5.75	6/15/12	2,000,000	2,085,500
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	4.00	12/1/11	1,725,000	1,800,072
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/10	200,000	201,252
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/10	2,500,000	2,549,075
Massachusetts Health and Educational Facilities
Authority, Revenue (Northeastern University Issue)	4.13	2/16/12	1,000,000	1,040,590

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.10	4/19/12	1,000,000	1,042,230
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/13	1,350,000	1,502,725
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000	1,809,552
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000	1,139,220
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	310,000	310,487
Massachusetts Water Pollution Abatement
Trust (Pool Program) (Prerefunded)	5.00	8/1/12	3,000,000 [a]	3,287,040
Michigan—.4%
Michigan, State Trunk Line Fund Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	11/1/11	4,145,000 [a]	4,471,336
Minnesota—3.5%
Minnesota, GO (Prerefunded)	5.25	11/1/12	13,175,000 [a]	14,741,903
Minnesota, GO (State Trunk Highway Bonds)	5.00	8/1/12	1,720,000	1,899,946
Minnesota, GO (Various Purpose)	4.00	8/1/13	11,500,000	12,697,495
Northern Municipal Power Agency, Electric System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/12	2,000,000	2,138,020
Osseo Independent School District Number 279,
GO School Building Bonds (Minnesota School
District Credit Enhancement Program)	3.00	2/1/12	3,325,000	3,478,316
Mississippi—.3%
Mississippi, GO	4.00	11/1/11	1,000,000	1,058,230
Mississippi Business Finance Corporation,
SWDR (Waste Management, Inc. Project)	4.40	3/1/11	2,000,000	2,032,160
Missouri—.3%
Rockwood R-6 School District, GO	5.00	2/1/12	1,035,000	1,123,865
Saint Louis, Airport Revenue (Lambert-Saint Louis International
Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/13	1,800,000	1,971,504
Montana—.3%
Montana Board of Regents of Higher Education,
University of Montana Facilities Improvement Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	5/15/24	3,000,000	3,084,480
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.75	5/15/10	350,000 [a]	361,316
Nebraska—.7%
Nebraska Public Power District, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	1,300,000	1,440,946
University of Nebraska Facilities Corporation,
Deferred Maintenance Bonds (Insured; AMBAC)	5.00	7/15/13	5,125,000	5,786,228

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nevada—.4%
Clark County School District, GO (Limited Tax)
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/11	1,525,000	1,612,611
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	2/1/13	1,000,000	1,103,730
Las Vegas Valley Water District, GO (Additionally Secured by
Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000	509,764
Truckee Meadows Water Authority, Water Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	7/1/11	1,000,000 [a]	1,058,940
New Hampshire—1.1%
Manchester, School Facilities Revenue (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.50	6/1/13	4,465,000 [a]	5,063,042
New Hampshire Health and Education Facilities Authority, Revenue
(Center for Life Management Issue) (LOC; Ocean National Bank)	4.05	7/1/11	2,465,000	2,518,219
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)	3.50	8/1/12	2,535,000	2,630,924
Portsmouth, GO	5.00	9/15/13	1,000,000	1,111,340
New Jersey—2.6%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.00	6/15/12	2,000,000	2,155,360
New Jersey, GO	5.25	7/1/12	2,000,000	2,206,520
New Jersey, GO	5.00	8/1/13	7,880,000	8,916,378
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/14	2,935,000	3,103,586
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.63	6/15/17	110,000	110,046
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Insured; FGIC)	5.00	6/15/13	3,000,000	3,119,100
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/12	2,000,000	2,155,940
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/12	2,750,000	3,009,160
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	5.50	6/1/11	1,000,000	1,063,760
New Mexico—.8%
Albuquerque Bernalillo County Water Utility Authority,
Joint Water and Sewer System Revenue	5.00	7/1/12	3,700,000	4,062,896
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/11	2,750,000	2,913,185
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/13	1,000,000	1,128,440
New York—11.9%
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge
System Revenue (Liquidity Facility; Bank of Nova Scotia)	4.00	7/1/10	970,000	980,971
Buffalo Fiscal Stability Authority, Sales Tax and State Aid Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/11	3,090,000	3,298,915
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/13	11,125,000	12,368,108
New York City, GO	5.00	8/1/10	2,000,000	2,040,640
New York City, GO	5.00	10/1/11	4,250,000	4,551,368

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City, GO	5.00	8/15/13	5,000,000	5,615,250
New York City, GO	5.00	8/1/14	4,000,000	4,551,480
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,345,000 [c]	3,598,852
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/14	3,910,000	4,370,403
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	4.00	11/1/11	5,000,000	5,288,050
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	2.75	7/1/12	3,500,000	3,627,645
New York State, GO	3.00	2/1/14	10,000,000	10,685,400
New York State Dormitory Authority, FHA-Insured Mortgage
Hospital Revenue (Albany Medical Center Hospital)
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/11	1,075,000	1,122,988
New York State Dormitory Authority, LR (State University
Dormitory Facilities Issue) (Insured; XLCA)	5.25	7/1/13	1,000,000	1,118,130
New York State Dormitory Authority, Revenue (NYSARC, Inc.)
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/12	1,100,000	1,182,764
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)
(Insured; National Public Finance Guarantee Corp.)	5.75	10/1/17	2,500,000	2,722,450
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Project)	5.38	6/15/16	5,000,000	5,446,350
New York State Municipal Bond Bank Agency,
Special School Purpose Revenue (Prior Year Claims)	5.50	6/1/13	5,000,000	5,648,450
New York State Thruway Authority, General Revenue, BAN	4.00	7/15/11	4,000,000	4,191,720
New York State Thruway Authority, Local Highway
and Bridge Service Contract Bonds	5.50	4/1/15	2,675,000	2,893,601
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/11	1,000,000	1,035,900
Tobacco Settlement Financing Corporation of New York, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.00	6/1/12	1,055,000	1,147,597
Tobacco Settlement Financing Corporation of New York, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/16	5,000,000	5,240,050
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Ithaca College Project)	4.00	7/1/10	1,000,000	1,010,010
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/14	5,000,000	5,844,400
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/12	12,325,000	13,296,457
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	3,000,000	3,054,420
Westchester County, GO	3.00	6/1/13	1,350,000	1,445,621
North Carolina—1.4%
Brunswick County, GO	5.00	5/1/13	2,445,000	2,758,180

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
Charlotte, COP (Convention Facility Project)	5.00	8/1/10	3,000,000	3,061,140
Mecklenburg County, Public Improvement GO	5.00	3/1/12	5,000,000	5,446,250
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	2,000,000	2,191,420
Ohio—1.5%
American Municipal Power—Ohio, Inc.,
Electricity Purpose Revenue (Prepayment Issue)	5.00	2/1/11	3,000,000	3,099,990
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	3,240,000	2,990,974
Cincinnati, Water System Revenue (Prerefunded)	5.00	6/1/11	1,010,000 [a]	1,068,843
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,669,825
Ohio, GO Highway Captial Improvements Bonds
(Full Faith and Credit/Highway User Receipts)	5.25	5/1/12	525,000	577,668
Ohio Water Development Authority, Fresh Water Revenue	5.00	12/1/12	1,905,000	2,124,418
Ohio Water Development Authority, Water Development
Revenue (Fresh Water Improvement Series)	5.00	6/1/13	2,060,000	2,327,821
Oklahoma—.6%
Oklahoma Building Bonds Commission, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	7/15/15	5,460,000	6,105,154
Oregon—.1%
Oregon Department of Administrative Services, Oregon
Appropriation Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/11	1,140,000	1,218,238
Pennsylvania—5.8%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/13	1,000,000	1,107,230
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000 [b]	3,224,715
Allegheny County Hospital Development Authority,
Revenue (UPMC Health System) (Insured; AMBAC)	5.50	12/15/14	2,795,000	2,816,382
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/13	3,035,000	3,388,820
Delaware County Industrial Development Authority,
PCR (PECO Energy Company Project)	4.00	12/1/12	8,490,000	9,019,606
Harrisburg Authority, School Revenue (The School District of
the City of Harrisburg Refunding Project) (Insured;
National Public Finance Guarantee Corp.)	5.00	4/1/10	1,010,000	1,014,787
Montgomery County, GO	5.00	9/15/11	2,155,000	2,307,833
Pennsylvania, GO	5.00	7/15/11	5,000,000	5,319,100
Pennsylvania, GO	5.50	2/1/13	1,100,000	1,247,180
Pennsylvania, GO	5.00	2/15/13	10,000,000	11,215,900
Pennsylvania, GO (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/10	1,055,000	1,085,310
Pennsylvania, GO (Insured; National Public Finance Guarantee Corp.)	5.00	1/1/13	1,950,000	2,179,203
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	4.00	2/1/14	5,000,000 [a]	5,548,700

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue
(The University of Pennsylvania Health System) (Insured; AMBAC)	5.00	8/15/12	6,325,000	6,862,562
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/13	1,500,000	1,702,425
South Carolina—1.0%
Charleston Educational Excellence Financing Corporation,
Installment Purchase Revenue (Charleston County
School District, South Carolina Project)	5.00	12/1/10	6,000,000	6,215,280
Horry County School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/11	1,660,000	1,727,778
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000	2,227,820
Tennessee—.5%
Memphis, Electric System Subordinate Revenue	5.00	12/1/14	4,000,000 [b]	4,644,480
Texas—7.7%
Austin, Hotel Occupancy Tax Revenue (Convention
Center/Waller Creek Venue Project) (Insured; AMBAC)	5.25	11/15/19	3,000,000	3,009,510
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000	1,652,490
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International Airport, Joint Revenue	4.00	11/1/11	1,775,000	1,867,406
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue	4.00	11/1/12	2,220,000	2,380,417
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/13	1,550,000	1,737,488
Dallas Area Rapid Transit, Senior Lien
Sales Tax Revenue (Insured; AMBAC)	5.38	12/1/13	2,135,000	2,292,029
El Paso, GO	3.00	8/15/10	3,500,000	3,545,640
Frisco Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	6.25	8/15/18	1,905,000	2,127,637
Gulf Coast Waste Disposal Authority, Environmental Facilities
Revenue (BP Products North America, Inc. Project)	2.30	9/3/13	4,000,000	4,125,280
Harris County, GO and Revenue (Prerefunded)	5.00	8/15/12	15,000,000 [a]	16,559,250
Harris County, Unlimited Tax Road Bonds	5.00	10/1/12	1,000,000	1,108,560
Harris County, Unlimited Tax Toll Road and
Subordinate Lien Revenue	5.00	8/15/12	2,100,000	2,318,127
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,800,000	1,985,382
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,075,000	1,087,040
Montgomery County, Unlimited Tax Adjustable Rate Road
Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/10	1,050,000	1,071,357
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/13	2,050,000	2,224,681
Plano, GO	5.25	9/1/14	1,225,000	1,437,109
Port Arthur Independent School District,
Unlimited Tax School Building Bonds (Insured; AMBAC)	5.25	2/15/18	1,000,000	1,018,970
Texas, Water Financial Assistance GO Bonds
(Water Infrastructure Fund)	4.00	8/1/11	500,000	525,540

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/12	5,350,000	5,856,057
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/13	1,375,000	1,550,478
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	769,111
Travis County Health Facilities Development Corporation,
Revenue (Ascension Health Credit Group)
(Insured; National Public Finance Guarantee Corp.)	6.00	11/15/12	3,110,000	3,154,566
University of Texas System Board of Regents,
Financing System Revenue	5.25	8/15/12	4,485,000	4,970,636
University of Texas System Board of Regents,
Financing System Revenue	5.00	8/15/13	6,485,000	7,353,795
Utah—.3%
Salt Lake County, Sales Tax Revenue	5.00	8/1/12	1,000,000	1,104,420
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000	2,016,613
Virginia—3.8%
Hampton, Public Improvement GO	4.25	1/15/13	4,015,000	4,411,321
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company Project)	5.00	12/1/11	1,500,000	1,579,710
Newport News, GO General Improvement Bonds and GO Water Bonds	5.00	1/15/13	1,000,000	1,119,160
Pittsylvania County, GO School Notes	4.50	2/1/11	1,500,000	1,505,355
Richmond, GO Public Improvement
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/16	6,040,000	6,786,906
Riverside Regional Jail Authority, Jail Facility Senior RAN	4.25	7/1/10	3,000,000	3,021,570
Virginia Beach, GO Public Improvement	5.00	7/15/11	1,000,000	1,064,150
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/11	2,500,000	2,611,675
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/13	2,000,000	2,241,200
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/14	2,610,000	2,998,420
Virginia College Building Authority, Educational Facilities Revenue
(21st Century College and Equipment Programs) (Prerefunded)	5.00	2/1/12	1,200,000 [a]	1,300,104
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/12	1,555,000	1,721,789
Virginia Commonwealth Transportation Board, Transportation
Revenue (U.S. Route 58 Corridor Development Program)	5.25	5/15/12	5,000,000	5,510,950
Virginia Resources Authority, Infrastructure
Revenue (Virginia Pooled Financing Program)	5.00	5/1/12	1,430,000	1,563,862
Washington—3.0%
Chelan County Public Utility District Number 1,
Chelan Hydro Consolidated System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	4,000,000	4,316,800

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
Energy Northwest, Electric Revenue
(Project Number 3) (Insured; AMBAC)	6.00	7/1/16	5,000,000	5,512,050
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	5,105,000	5,756,653
King County, Limited Tax GO (Payable From Sewer Revenues)	5.00	1/1/14	1,000,000	1,144,670
Seattle, Municipal Light and Power Improvement Revenue	5.00	4/1/12	1,145,000	1,243,802
Skagit County Burlington-Edison School District
Number 100, Unlimited Tax GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.63	6/1/11	2,380,000 [a]	2,538,318
Snohomish County, Unlimited Tax GO (Edmonds School
District Number 15) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/12	1,500,000	1,667,715
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	7/1/12	3,000,000	3,297,180
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/14	3,810,000	4,356,545
Wisconsin—.5%
Wisconsin, GO (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/12	1,000,000	1,091,560
Wisconsin, Petroleum Inspection Fee Revenue	5.00	7/1/13	3,500,000	3,922,765
U.S. Related—2.9%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/13	2,140,000	2,284,835
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	5,000,000	5,417,650
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,335,000	1,446,513
Puerto Rico Government Development Bank, GO
(Insured; National Public Finance Guarantee Corp.)	4.75	12/1/15	5,000,000	5,146,650
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	1,800,000	1,926,414
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	7/1/11	2,000,000	2,041,620
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Prerefunded)	5.25	7/1/12	1,000,000 [a]	1,098,220
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	4.50	7/1/10	4,105,000	4,135,664
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,441,584
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000	3,101,346
Total Long-Term Municipal Investments
(cost $872,311,354)				886,494,402

Short-Term Municipal Investments—11.3%
California—1.1%
ABAG Finance Authority for Nonprofit Corporations, Revenue
(Jewish Home of San Francisco Project) (LOC; Allied Irish Banks)	0.25	3/1/10	1,100,000 [d]	1,100,000
California, RAN	3.00	5/25/10	10,000,000	10,058,500
Colorado—1.9%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	1,800,000 [d]	1,800,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	4,200,000 [d]	4,200,000

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	1,000,000 [d]	1,000,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	3,700,000 [d]	3,700,000
Colorado Health Facilities Authority, Revenue (The Visiting Nurse
Corporation of Colorado, Inc.) (LOC; Wells Fargo Bank)	0.28	3/1/10	580,000 [d]	580,000
Denver City and County, MFHR
(Ogden Residences Project) (LOC; Credit Lyonnais)	0.26	3/1/10	1,235,000 [d]	1,235,000
Pitkin County, IDR, Refunding (Aspen Skiing
Company Project) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	5,500,000 [d]	5,500,000
Florida—2.4%
Lakeland, Energy System Revenue, Refunding	0.98	3/7/10	8,500,000 [d]	8,519,125
Orange County Health Facilities Authority, HR (Orlando
Regional Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.15	3/1/10	8,600,000 [d]	8,600,000
Orange County Health Facilities Authority, HR (Orlando
Regional Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.20	3/1/10	5,850,000 [d]	5,850,000
Iowa—.2%
Iowa Finance Authority, Health Facilities Revenue
(Iowa Health System) (LOC; JPMorgan Chase Bank)	0.14	3/1/10	2,400,000 [d]	2,400,000
Massachusetts—.3%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.17	3/1/10	2,100,000 [d]	2,100,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.12	3/1/10	1,200,000 [d]	1,200,000
Michigan—.0%
Michigan Higher Education Facilities Authority, LOR and
Revenue Refunding (University of Detroit Mercy
Project) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	190,000 [d]	190,000
New Hampshire—.5%
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.14	3/1/10	3,100,000 [d]	3,100,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.16	3/1/10	2,200,000 [d]	2,200,000
New Jersey—1.8%
New Jersey Economic Development Authority, School
Facilities Construction Revenue (LOC: Bank of
Nova Scotia and Lloyds TSB Bank PLC)	0.14	3/1/10	16,600,000 [d]	16,600,000
New Mexico—.2%
Farmington, PCR, Refunding (Arizona Public Service
Company Four Corners Project) (LOC; Barclays Bank PLC)	0.13	3/1/10	2,200,000 [d]	2,200,000

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—.7%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	2,500,000 [d]	2,500,000
New York City, GO Notes (LOC; U.S. Bank NA)	0.14	3/1/10	2,000,000 [d]	2,000,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Dexia Credit Locale)	0.15	3/1/10	2,235,000 [d]	2,235,000
Oregon—.1%
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	0.25	3/1/10	1,415,000 [d]	1,415,000
Pennsylvania—1.1%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.20	3/1/10	1,400,000 [d]	1,400,000
Pennsylvania Turnpike Commission, Turnpike Revenue	0.85	3/7/10	10,000,000 [d]	10,000,000
Tennessee—.0%
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.16	3/1/10	200,000 [d]	200,000
Virginia—.7%
Norfolk Redevelopment and Housing Authority, Revenue, Refunding
(Old Dominion University Real Estate Foundation Student
Housing, LLC University Village Student Housing
Project) (LOC; Bank of America)	0.16	3/1/10	2,000,000 [d]	2,000,000
Peninsula Ports Authority of Virginia, Coal Terminal Revenue, Refunding
(Dominion Terminal Associates Project) (LOC; Barclays Bank PLC)	0.14	3/1/10	5,400,000 [d]	5,400,000
Washington—.3%
Washington Housing Finance Commission, Nonprofit Housing
Revenue (Franke Tobey Jones Project) (LOC; Wells Fargo Bank)	0.17	3/1/10	2,180,000 [d]	2,180,000
Washington Housing Finance Commission, Nonprofit
Revenue (Local 82—J.A.T.C. Educational Development
Trust Project) (LOC; U.S. Bank NA)	0.17	3/1/10	950,000 [d]	950,000
Total Short-Term Municipal Investments
(cost $112,375,393)				112,412,625

Total Investments (cost $984,686,747)			100.4%	998,907,027
Liabilities, Less Cash and Receivables			(.4%)	(4,340,686)
Net Assets			100.0%	994,566,341

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed delivery basis.
c Subject to interest rate change on November 1, 2011.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SWDR		Solid Waste Disposal Revenue		TAN	Tax Anticipation Notes
TAW		Tax Anticipation Warrants		TRAN	Tax and Revenue Anticipation Notes
XLCA		XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	32.0
AA		Aa		AA	37.8
A		A		A	16.9
BBB		Baa		BBB	3.2
F1		MIG1/P1		SP1/A1	10.0
Not Rated[e]		Not Rated[e]		Not Rated[e]	.1
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

February 28, 2010 (Unaudited)

		Market Value		Unrealized
BNY Mellon National Short-Term		Covered by		(Depreciation)
Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2010 ($)
Financial Futures Short
U.S. Treasury 5 Year Note	100	(11,593,750)	June 2010	(21,875)

See notes to financial statements.

The Funds

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.5%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.1%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000	2,279,175
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000	3,477,740
Arizona—.2%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,238,741
California—6.2%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000 [a]	1,468,710
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000 [b]	1,661,340
California, GO	5.50	6/1/20	110,000	110,453
California, GO	5.50	11/1/33	6,300,000	6,250,041
California, GO (Various Purpose)	6.50	4/1/33	1,000,000	1,082,670
California, GO (Various Purpose)	6.00	4/1/38	5,000,000	5,165,900
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [b]	1,075,700
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue	5.75	1/15/40	2,000,000	1,908,620
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/27	6,000,000	5,895,660
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/29	2,000,000	1,941,080
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	2,000,000	1,965,060
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	3,885,000	3,585,661
Colorado—1.1%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.70	6/15/16	5,000,000 [b,c]	5,549,400
Florida—1.5%
Miami-Dade County, Water and Sewer System Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/39	5,000,000 [d]	5,007,900
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	3,000,000 [a]	2,827,470
Georgia—.5%
Burke County Development Authority, PCR (Oglethorpe
Power Corporation Vogtle Project) (Insured;
National Public Finance Guarantee Corp.)	4.75	4/1/11	2,500,000	2,604,975
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	350,570
Michigan—1.3%
Detroit City School District, School Buildings
and Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,170,700
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,225,000	4,776,381

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Missouri—.0%
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	6.40	9/1/29	250,000	250,185
New Jersey—1.6%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/21	2,000,000	2,348,920
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	2,000,000	2,354,360
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	3,580,000	3,404,365
North Carolina—.6%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.30	1/1/15	1,500,000	1,621,050
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.13	1/1/23	1,500,000	1,535,580
Ohio—1.5%
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	2,585,000	2,386,317
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,617,450
Pennsylvania—65.8%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,619,750
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.38	3/1/11	2,500,000	2,620,900
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	3/1/14	2,500,000	2,623,775
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	3/1/16	1,360,000	1,423,947
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000	2,679,322
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	6,860,000	7,070,945
Allentown School District, GO	5.00	2/15/22	5,875,000	6,355,340
Beaver County Industrial Development Authority, PCR
(Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	5,958,160
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,162,460
Blair County, GO (Insured; AMBAC)	5.38	8/1/15	1,880,000	2,160,158
Blair County, GO (Insured; AMBAC)	5.38	8/1/16	1,980,000	2,272,070
Central Bucks School District, GO	5.00	5/15/23	5,000,000	5,621,850
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000 [c]	6,337,250
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000 [c]	2,098,152

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Central Dauphin School District, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	7.50	2/1/16	3,100,000 [c]	4,052,599
Central York School District, GO (Insured; FGIC) (Prerefunded)	5.50	6/1/12	80,000 [c]	88,682
Chester County, GO	5.00	8/15/18	4,545,000	5,110,580
Chester County, GO	5.00	7/15/25	5,000,000	5,668,150
Coatesville Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/21	5,000,000	5,505,100
Coatesville Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/15/14	1,485,000 [c]	1,743,687
Coatesville Area School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	8/15/14	6,515,000 [c]	7,649,913
Delaware County Authority, College Revenue (Haverford College)	5.88	11/15/21	1,500,000	1,567,215
Delaware County Authority, College Revenue (Haverford College)	5.75	11/15/25	3,000,000	3,127,290
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,238,047
Delaware River Joint Toll Bridge Commission, Bridge Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/17	1,485,000	1,703,295
Downingtown Area School District, GO	5.00	11/1/18	2,010,000	2,353,670
East Stroudsburg Area School District, GO
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	9/1/16	2,500,000 [c]	3,318,050
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000	1,246,160
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000	3,676,320
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/22	3,000,000	3,660,030
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,561,755
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	1,942,596
Kennett Consolidated School District, GO (Insured; FGIC) (Prerefunded)	5.50	2/15/12	1,310,000 [c]	1,432,642
Lancaster County Solid Waste Management
Authority, Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/10	2,000,000	2,062,820
Lancaster Higher Education Authority, College
Revenue (Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,983,613
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	3,255,000	3,504,919
Lehigh County Industrial Development Authority, PCR
(People Electric Utilities Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	4.75	2/15/27	2,000,000	1,997,660
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,357,357
Lower Merion School District, GO	5.00	5/15/29	5,000,000	5,196,050
Montgomery County, GO	5.00	12/15/17	2,025,000	2,415,339
Muhlenberg School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	4/1/15	1,000,000	1,081,960

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Owen J. Roberts School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	8/15/12	1,440,000 [c]	1,608,394
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/14	3,110,000	3,629,028
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/16	1,490,000	1,756,129
Pennsylvania, GO	5.25	2/1/11	5,000,000	5,234,000
Pennsylvania, GO	5.00	7/1/20	10,000,000	11,816,200
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management, Inc. Project)	7.00	11/1/10	1,000,000	1,020,820
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management, Inc. Project)	4.70	11/1/14	5,000,000	5,314,450
Pennsylvania Higher Educational Facilities Authority,
College Revenue (Lafayette College Project)	6.00	5/1/30	5,000,000	5,029,250
Pennsylvania Higher Educational Facilities Authority, Health
Services Revenue (Allegheny Delaware Valley Obligated
Group Project) (Insured; National Public Finance Guarantee Corp.)	5.60	11/15/10	2,000,000	1,998,280
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,324,510
Pennsylvania Higher Educational Facilities
Authority, Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,259,562
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	5,090,000	5,967,618
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,921,068
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,670,595
Pennsylvania Higher Educational Facilities Authority, Revenue
(University of Scranton) (Insured; AMBAC) (Prerefunded)	5.75	5/1/11	1,690,000 [c]	1,798,143
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.13	1/15/11	1,550,000	1,606,234
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	6.00	1/15/22	2,500,000	2,579,300
Pennsylvania Higher Educational Facilities Authority, Revenue
(UPMC Health System) (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/12	3,000,000	3,040,350
Pennsylvania Industrial Development Authority, EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,860,391
Pennsylvania Turnpike Commission, Oil Franchise Tax
Subordinated Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	12/1/13	2,500,000 [c]	2,889,275
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/24	5,000,000	5,702,000
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	5,000,000	5,700,350
Pennsylvania Turnpike Commission, Turnpike Revenue	5.50	6/1/15	1,500,000	1,599,645

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,107,950
Pennsylvania Turnpike Commission, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	12/1/11	2,510,000	2,708,064
Pennsylvania Turnpike Commission, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	12/1/12	2,000,000	2,239,760
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,184,600
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/28	1,500,000	1,690,110
Philadelphia, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/17	12,500,000	14,152,375
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,992,800
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/18	5,000,000	5,497,300
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured;
National Public Finance Guarantee Corp.)	5.00	12/1/20	3,380,000	3,417,045
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured;
National Public Finance Guarantee Corp.)	5.00	12/1/22	3,150,000	3,141,243
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,474,950
Philadelphia School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.75	2/1/11	4,000,000	4,198,760
Philadelphia School District, GO
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	2/1/12	1,770,000 [c]	1,934,592
Philadelphia School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.50	2/1/12	1,310,000 [c]	1,431,817
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000	4,725,920
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000	1,183,310
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000	5,705,724
Saint Mary Hospital Authority,
Health System Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	1,018,430
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/10	3,035,000	3,058,734
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/11	3,195,000	3,219,282
State Public School Building Authority, School LR
(Richland School District Project) (Insured; FGIC) (Prerefunded)	5.00	11/15/14	1,265,000 [c]	1,478,115
State Public School Building Authority, School LR
(The School District of Philadelphia Project)
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	6/1/13	5,000,000 [c]	5,650,050

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured;
Assured Guaranty Municipal Corp.)	5.25	4/1/17	840,000	931,946
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	4/1/13	195,000 [c]	219,732
Susquehanna Area Regional Airport
Authority, Airport System Revenue	5.38	1/1/18	6,000,000	5,411,280
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,408,543
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,290,000	1,934,248
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000	1,101,090
Twin Valley School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	10/1/15	1,000,000 [c]	1,191,110
University of Pittsburgh of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000	2,971,275
Upper Darby School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	5/1/18	2,870,000	3,139,637
Upper Merion Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	2/15/19	1,165,000	1,269,151
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000	1,196,454
Wilson School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,785,000 [c]	1,970,569
Wilson School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,500,000 [c]	1,655,940
York County, GO (Insured; AMBAC)	5.00	6/1/17	1,100,000	1,218,778
York County Solid Waste and Refuse Authority, Solid Waste
System Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/1/14	1,000,000	1,163,000
South Carolina—.4%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,315,720
Texas—.4%
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/31	2,000,000	2,012,560
U.S. Related—14.2%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,015,290
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/23	4,090,000	4,138,098
Puerto Rico Commonwealth,
Public Improvement GO (Insured; FGIC)	5.50	7/1/18	9,545,000	10,205,896
Puerto Rico Commonwealth, Public Improvement
GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	7,500,000	8,134,275

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Commonwealth, Public Improvement
GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/20	4,000,000	4,225,960
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	7,875,000	8,760,229
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/17	6,000,000	6,632,040
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,290,000	2,512,496
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000	3,193,020
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,210,690
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,500,000	1,595,670
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/13	4,000,000	4,282,960
Puerto Rico Highways and Transportation
Authority, Transportation Revenue	5.25	7/1/10	4,000,000	4,051,760
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000	5,029,400
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [b]	761,090
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000 [b]	290,840
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	3,750,000 [e]	667,163
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,000,000	1,001,100
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.50	8/1/42	2,250,000	2,253,307
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000	1,574,805
Total Long-Term Municipal Investments
(cost $481,187,465)				501,345,397

Short-Term Municipal Investments—2.6%
Colorado—.4%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	400,000 [f]	400,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; National City Bank)	0.17	3/1/10	100,000 [f]	100,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Northern Trust Company)	0.17	3/1/10	485,000 [f]	485,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.17	3/1/10	1,310,000 [f]	1,310,000

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida—.1%
Lee Memorial Health System, HR (LOC; Bank of America)	0.16	3/1/10	500,000 [f]	500,000
Illinois—.1%
Romeoville, Revenue (Lewis University) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	610,000 [f]	610,000
Massachusetts—.6%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.17	3/1/10	2,900,000 [f]	2,900,000
New Hampshire—.1%
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.16	3/1/10	700,000 [f]	700,000
New York—.3%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	1,600,000 [f]	1,600,000
Pennsylvania—1.0%
Beaver County Industrial Development Authority, PCR (FirstEnergy
Nuclear Generation Corporation Project) (LOC; Barclays Bank PLC)	0.16	3/1/10	1,000,000 [f]	1,000,000
Delaware County Industrial Development Authority,
Airport Facilities Revenue (United Parcel Service Project)	0.12	3/1/10	800,000 [f]	800,000
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.13	3/1/10	100,000 [f]	100,000
Lancaster County Hospital Authority, Health Center
Revenue (Masonic Homes Project) (LOC; Wachovia Bank)	0.13	3/1/10	1,000,000 [f]	1,000,000
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital Refunding
Project) (LOC; Bank of America)	0.20	3/1/10	900,000 [f]	900,000
Lehigh County General Purpose Authority, HR
(Lehigh Valley Health Network) (LOC; Bank of America)	0.16	3/1/10	1,100,000 [f]	1,100,000
Total Short-Term Municipal Investments
(cost $13,505,000)				13,505,000

Total Investments (cost $494,692,465)			99.1%	514,850,397
Cash and Receivables (Net)			.9%	4,488,330
Net Assets			100.0%	519,338,727

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities had a total market value of $4,296,180 or 0.8% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Purchased on a delayed delivery basis.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SWDR		Solid Waste Disposal Revenue		TAN	Tax Anticipation Notes
TAW		Tax Anticipation Warrants		TRAN	Tax and Revenue Anticipation Notes
XLCA		XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	43.9
AA		Aa		AA	22.8
A		A		A	16.4
BBB		Baa		BBB	12.0
F1		MIG1/P1		SP1/A1	2.6
Not Rated[g]		Not Rated[g]		Not Rated[g]	2.3
100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

February 28, 2010 (Unaudited)

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2010 ($)
Financial Futures Short
U.S. Treasury 10 Year Note	105	(12,335,859)	June 2010	(36,914)
U.S. Treasury Long Bond	116	(13,651,750)	June 2010	(90,625)
				(127,539)

The Funds

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.6%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—86.2%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,429,706
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,345,858
Bellingham, GO (Insured; AMBAC)	5.38	3/1/14	1,685,000	1,784,044
Boston, GO	5.00	3/1/21	2,000,000	2,252,920
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000	2,361,300
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000	1,766,595
Boston Water and Sewer Commission, General Revenue	5.00	11/1/19	2,170,000	2,376,584
Boston Water and Sewer Commission, General Revenue	5.00	11/1/23	3,920,000	4,213,334
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	5,000,000	5,627,300
Boston Water and Sewer Commission, System Revenue	9.25	1/1/11	55,000	58,884
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,558,056
Burlington, GO	5.25	2/1/12	200,000	218,018
Burlington, GO	5.25	2/1/13	250,000	282,050
Cambridge, GO (Municipal Purpose Loan)	5.00	12/15/11	510,000	551,800
Cohasset, GO	5.00	6/15/22	895,000	981,878
Cohasset, GO	5.00	6/15/23	895,000	958,348
Everett, GO (Insured; National Public Finance Guarantee Corp.)	5.38	12/15/17	1,250,000	1,435,812
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000	1,853,956
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000	575,028
Hingham, GO (Municipal Purpose Loan)	5.38	4/1/17	1,645,000	1,783,048
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	712,101
Ipswich, GO (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	500,000	582,860
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	560,267
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	581,243
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	642,342
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	627,763
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,580,395
Marblehead, GO	5.00	8/15/18	1,340,000	1,499,473
Marblehead, GO	5.00	8/15/22	1,750,000	1,926,120
Mashpee, GO (Insured; FGIC) (Prerefunded)	5.63	11/15/10	500,000 [a]	524,710
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,201,950
Massachusetts, Consolidated Loan	5.00	8/1/20	4,000,000	4,590,640
Massachusetts, Consolidated Loan
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/22	5,825,000	6,618,481
Massachusetts, Consolidated Loan (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	1/1/13	5,000,000 [a]	5,588,250
Massachusetts, Consolidated Loan (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	12/1/14	5,000,000 [a]	5,791,600
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,251,139
Massachusetts, Consolidated Loan
(Insured; National Public Finance Guarantee Corp.)	5.50	1/1/12	1,300,000	1,416,701

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, Consolidated Loan (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	8/1/12	420,000 [a]	461,038
Massachusetts, Consolidated Loan (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	8/1/12	1,580,000 [a]	1,734,382
Massachusetts, Consolidated Loan (Prerefunded)	5.25	11/1/12	2,000,000 [a]	2,225,420
Massachusetts, Consolidated Loan (Prerefunded)	5.25	10/1/13	2,600,000 [a]	2,968,134
Massachusetts, Consolidated Loan (Prerefunded)	5.25	10/1/13	10,000,000 [a]	11,415,900
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,500,000 [a]	1,754,160
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,800,000 [a]	2,104,992
Massachusetts, Consolidated Loan (Prerefunded)	5.00	8/1/16	1,000,000 [a]	1,178,710
Massachusetts, Federal Highway, GAN
(Insured; Assured Guaranty Municipal Corp.)	5.75	6/15/12	2,500,000	2,606,875
Massachusetts, Federal Highway, GAN
(Insured; Assured Guaranty Municipal Corp.)	5.13	12/15/12	1,500,000	1,505,655
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	5,225,000	6,324,131
Massachusetts, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/23	5,000,000	5,997,350
Massachusetts, GO (Insured; XLCA)	2.59	12/1/12	2,470,000	2,434,975
Massachusetts, Special Obligation Dedicated
Tax Revenue (Insured; FGIC) (Prerefunded)	5.25	1/1/14	2,500,000 [a]	2,864,800
Massachusetts, Special Obligation Dedicated Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	2.23	1/1/16	3,540,000 [b]	3,373,266
Massachusetts, Special Obligation Revenue	5.38	6/1/11	6,350,000	6,745,161
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,141,880
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/11	165,000	167,953
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,696,360
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,045,000 [a]	1,224,458
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,000,000 [a]	1,171,730
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.00	7/1/15	5,000,000 [a]	5,877,600
Massachusetts Bay Transportation Authority, GO
(General Transportation System) (Insured;
National Public Finance Guarantee Corp.)	5.25	3/1/15	1,000,000	1,163,910
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	4,083,030
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.50	7/1/16	2,500,000	2,982,075
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,400,140
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,515,000	3,018,176
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	3,415,000	4,106,879
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,922,318
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,083,910
Massachusetts Development Finance Agency,
Education Revenue (Belmont Hill
School Issue) (Prerefunded)	5.00	9/1/11	500,000 [a]	534,340

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,483,594
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,545,282
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,085,260
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,064,200
Massachusetts Development Finance Agency,
Revenue (Belmont Hill School Issue)	4.50	9/1/36	1,380,000	1,265,419
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,109,040
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/19	1,000,000	1,134,250
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	2,005,722
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	5.25	2/1/22	980,000	1,046,767
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	505,191
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	956,170
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	856,280
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,750,000	2,916,402
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	1,000,000	1,045,210
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Prerefunded)	6.38	7/1/13	1,000,000 [a]	1,186,340
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue)	5.00	9/1/19	1,000,000	1,062,890
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000	946,410
Massachusetts Development Finance Agency,
Revenue (Worcester Polytechnic Institute Issue)	5.00	9/1/40	2,500,000	2,522,375
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	3.40	12/1/12	1,250,000	1,263,812
Massachusetts Development Finance Agency, SWDR
(Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,153,440
Massachusetts Development Finance Agency, SWDR
(Waste Management, Inc. Project)	5.45	6/1/14	1,000,000	1,071,240

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Revenue
(Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,270,247
Massachusetts Health and Educational Facilities Authority,
Revenue (Boston College Issue)	5.13	6/1/37	2,000,000	2,035,580
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	11/15/35	1,000,000	986,560
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000	1,038,950
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,000,000	1,018,190
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	2,972,695
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	2,131,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,515,675
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	8/1/22	2,000,000	2,045,420
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	7/15/36	1,000,000	1,043,790
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,655,795
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,044,090
Massachusetts Health and Educational Facilities
Authority, Revenue (Jordan Hospital Issue)	5.00	10/1/10	500,000	500,325
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,500,000	1,881,855
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	8,335,000	9,959,075
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	2,000,000	2,108,540
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/11	500,000	509,345
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	455,070
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.13	2/16/12	1,500,000	1,560,885
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/12	975,000	1,050,972

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	3,226,650
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	6.00	7/1/14	1,460,000	1,558,419
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,111,044
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,642,560
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,309,656
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.75	7/1/21	2,325,000	2,418,930
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	264,300
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/29	2,350,000	2,372,654
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,169,850
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000	1,999,512
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,646,160
Massachusetts Health and Educational Facilities Authority,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/29	1,400,000	1,403,024
Massachusetts Health and Educational Facilities Authority,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/39	1,500,000	1,448,430
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,175,180
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000	1,124,800
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.50	2/15/36	1,000,000	1,009,080
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.38	8/15/38	1,000,000	1,079,670
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	1,964,720
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.00	7/1/33	1,000,000	890,110
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,053,900
Massachusetts Health and Educational Facilities
Authority, Revenue (Winchester Hospital Issue) (Prerefunded)	6.75	7/1/10	1,505,000 [a]	1,553,928
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	605,000	605,950
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	200,326
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,575,000	1,579,725

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.45	9/1/17	500,000	500,540
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.50	9/1/27	1,250,000	1,250,650
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4
Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/12	2,000,000	2,143,740
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4
Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000	5,256,150
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 5
Issue) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/11	120,000	125,770
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Project Number 6 Issue)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/10	1,635,000	1,655,895
Massachusetts Port Authority, Revenue	5.75	7/1/11	3,500,000	3,747,380
Massachusetts Port Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/14	1,265,000	1,276,549
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,156,070
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,480,320
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/15	1,900,000	2,215,989
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/18	5,000,000	5,595,900
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/21	2,000,000	2,185,700
Massachusetts Turnpike Authority,
Turnpike Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	1/1/20	5,000,000	5,867,900
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.63	8/1/13	25,000	25,812
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	2/1/14	1,105,000	1,178,969
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.50	8/1/14	30,000	30,426
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	170,000	194,953
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000	81,565
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	2,960,738
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	2,000,000	2,047,460
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.25	8/1/11	335,000 [a]	357,244
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.00	8/1/12	3,910,000 [a]	4,284,109
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.25	8/1/14	1,330,000 [a]	1,560,476

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Water Pollution Abatement Trust,
State Revolving Fund Revenue	5.00	8/1/18	5,000,000	5,881,600
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000	157,079
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (New Bedford Loan Program)	5.25	2/1/12	500,000	543,750
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	196,000
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,500,000	2,924,575
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/39	1,000,000	1,049,420
Massachusetts Water Resources Authority, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.50	8/1/11	100,000	107,185
Massachusetts Water Resources Authority, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/18	500,000	593,395
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	6.00	8/1/14	1,000,000	1,194,700
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,500,000	1,716,720
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	1,000,000	1,126,350
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,500,000	2,764,725
Middleborough, GO (Insured; National Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000	1,152,560
Middleborough, GO (Insured; National Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000	1,424,570
Milton, GO School Bonds	5.00	3/1/23	500,000	541,915
Milton, GO School Bonds	5.00	3/1/24	500,000	539,510
Milton, GO School Bonds	5.00	3/1/25	500,000	537,140
Northampton, GO (Insured; National Public Finance Guarantee Corp.)	5.13	10/15/16	1,985,000	2,227,904
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,086,570
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	4.50	8/1/13	695,000	767,871
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000	1,046,122
Pittsfield, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/15/12	1,000,000	1,087,160
Pittsfield, GO (Insured; National Public Finance Guarantee Corp.)	5.50	4/15/14	500,000	546,535
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,141,610
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	514,275
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,254,583
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,312,163
University of Massachusetts Building Authority, Revenue	6.88	5/1/14	1,500,000	1,736,025
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/16	1,000,000	1,110,190
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/17	1,000,000	1,096,560
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000	673,331

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Worcester, GO (Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/10	755,000	769,564
U.S. Related—10.4%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,015,290
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.15	5/15/11	250,000	264,022
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/12	300,000	328,077
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/13	1,175,000	1,323,367
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/14	2,500,000	2,651,975
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,522,515
Puerto Rico Commonwealth, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/15	1,350,000	1,520,505
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/11	1,050,000	1,111,026
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	500,000	542,285
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000	1,234,381
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000	1,055,540
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,411,210
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,210,690
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,110,860
Puerto Rico Highways and Transportation Authority, Highway Revenue	5.00	7/1/16	1,000,000	1,047,800
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,511,377
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; National
Public Finance Guarantee Corp.)	6.00	7/1/11	4,000,000	4,083,240
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	1,990,096
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,603,429
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,287,414
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [c]	761,090
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000 [c]	436,260
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	3,000,000 [d]	533,730
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000	1,501,650

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.50	8/1/42	2,250,000	2,253,308
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000	1,574,805
Total Long-Term Municipal Investments
(cost $379,603,237)				399,086,617

Short-Term Municipal Investments—2.5%
Massachusetts;
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.17	3/1/10	400,000 [e]	400,000
Massachusetts, Consolidated Loan (LOC; Bank of America)	0.15	3/1/10	600,000 [e]	600,000
Massachusetts, GO Notes (Central Artery/Ted Williams Tunnel
Infrastructure Loan Act of 2000) (Liquidity Facility;
Landesbank Baden-Wurttemberg)	0.17	3/1/10	1,900,000 [e]	1,900,000
Massachusetts Development Finance Agency, Revenue,
Refunding (College of The Holy Cross Issue) (LOC; Bank of America)	0.15	3/1/10	400,000 [e]	400,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	0.13	3/1/10	4,500,000 [e]	4,500,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.12	3/1/10	800,000 [e]	800,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.14	3/1/10	400,000 [e]	400,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	0.10	3/1/10	400,000 [e]	400,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Stonehill College Issue) (LOC; Bank of America)	0.14	3/1/10	1,100,000 [e]	1,100,000
Total Short-Term Municipal Investments
(cost $10,500,000)				10,500,000

Total Investments (cost $390,103,237)			99.1%	409,586,617
Cash and Receivables (Net)			.9%	3,584,294
Net Assets			100.0%	413,170,911

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SWDR		Solid Waste Disposal Revenue		TAN	Tax Anticipation Notes
TAW		Tax Anticipation Warrants		TRAN	Tax and Revenue Anticipation Notes
XLCA		XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	47.3
AA		Aa		AA	24.6
A		A		A	16.7
BBB		Baa		BBB	8.2
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	2.6
Not Rated[f]		Not Rated[f]		Not Rated[f]	.5
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds

STATEMENT OF FINANCIAL FUTURES

February 28, 2010 (Unaudited)

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2010 ($)
Financial Futures Short
U.S. Treasury 10 Year Note	85	(9,986,172)	June 2010	(29,883)
U.S. Treasury Long Bond	88	(10,356,500)	June 2010	(68,750)
				(98,633)

See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—93.9%	Rate (%)	Date	Amount ($)	Value ($)
Arizona—.2%
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/32	500,000	439,440
New York—87.4%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000	2,626,825
Battery Park City Authority, Senior Revenue	5.25	11/1/22	1,000,000	1,104,430
Erie County Industrial Development Agency, Revenue
(City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000 [a]	2,830,050
Katonah-Lewisboro Union Free School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	9/15/15	1,000,000 [a]	1,175,300
Long Island Power Authority, Electric System General Revenue	5.25	6/1/14	2,000,000	2,262,320
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	4.00	5/1/12	850,000	903,524
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	1,000,000	1,093,940
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	11/15/15	2,000,000	2,124,540
Metropolitan Transportation Authority,
Transit Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000 [b]	993,960
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000	1,125,640
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000	1,116,930
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/16	1,500,000	1,661,685
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/17	1,500,000	1,654,860
Nassau County Interim Finance Authority, Sales Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/16	1,000,000	1,154,670
Nassau County Sewer and Storm Water Finance Authority, System
Revenue (Insured; Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000	1,114,690
New York City, GO	5.00	8/1/17	2,835,000	3,239,101
New York City, GO	5.00	8/1/18	1,000,000	1,108,630
New York City, GO	5.25	9/1/20	1,000,000	1,129,690
New York City, GO	5.13	12/1/22	1,000,000	1,090,480
New York City, GO	5.25	9/1/23	1,000,000	1,106,930
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/18	1,000,000	1,098,320
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	551,175
New York City Industrial Development Agency,
PILOT Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,000,000	1,152,800
New York City Industrial Development Agency, Special
Revenue (New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,088,170
New York City Industrial Development Agency, Special
Revenue (New York City—New York Stock Exchange Project)	5.00	5/1/29	1,000,000	1,046,390

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	6/15/40	1,275,000	1,429,326
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,815,225
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000 [a]	1,684,544
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000 [a]	1,778,584
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	1,755,000	1,951,683
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	5.38	2/1/11	1,000,000 [c]	1,057,780
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	5.38	2/15/12	1,000,000 [c]	1,087,010
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,036,002
New York City Trust for Cultural Resources,
Revenue (Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,173,920
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	1,850,000 [a]	1,955,524
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	3,750,000 [a]	3,949,725
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/25	1,150,000	1,266,138
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	1,055,710
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,850,000	1,948,531
New York Local Government Assistance Corporation, Revenue	5.00	4/1/18	2,500,000	2,872,525
New York Local Government Assistance Corporation, Subordinate
Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/13	2,000,000	2,251,520
New York State, GO	5.00	4/15/14	1,000,000	1,117,650
New York State, GO	5.25	3/15/15	2,750,000	2,899,710
New York State, GO	5.00	3/1/19	1,000,000	1,130,990
New York State, GO	5.00	2/15/26	2,600,000	2,853,890
New York State Dormitory Authority, Consolidated
Fifth General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000 [a]	1,088,530
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured;
National Public Finance Guarantee Corp.)	5.75	7/1/18	2,370,000 [a]	2,661,391
New York State Dormitory Authority, Court Facilities LR
(The City of New York Issue) (Prerefunded)	5.38	5/15/13	1,000,000 [c]	1,140,470
New York State Dormitory Authority, LR
(State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000 [a]	1,084,970

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/12	1,000,000 [a]	1,100,540
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/18	1,500,000 [a]	1,718,790
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/38	500,000 [a]	528,795
New York State Dormitory Authority, Revenue (Fordham University)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	405,000 [a]	420,831
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)	5.00	7/1/11	1,000,000	1,059,220
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/20	3,250,000	3,477,890
New York State Dormitory Authority, Revenue
(Mount Sinai New York University Health Obligated Group)	5.50	7/1/26	1,725,000	1,726,087
New York State Dormitory Authority, Revenue
(Mount Sinai School of Medicine of New York University)	5.13	7/1/39	5,000,000 [a]	5,012,550
New York State Dormitory Authority, Revenue (New York University)	5.25	7/1/34	2,500,000 [a]	2,661,275
New York State Dormitory Authority, Revenue
(New York University) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000 [a]	1,591,800
New York State Dormitory Authority, Revenue
(Rochester Institute of Technology) (Insured; AMBAC)	5.00	7/1/13	500,000 [a]	506,440
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.88	5/15/11	1,500,000 [a]	1,591,950
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000 [a]	561,015
New York State Dormitory Authority, Revenue
(The New York Public Library) (Insured;
National Public Finance Guarantee Corp.)	0.00	7/1/10	600,000 [b]	599,394
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000 [a]	1,128,870
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	5,000,000 [a]	5,256,950
New York State Dormitory Authority, Revenue (Vassar College)	5.00	7/1/15	675,000 [a]	784,633
New York State Dormitory Authority,
Secured HR (The Bronx-Lebanon Hospital Center)	4.00	8/15/14	1,000,000	1,077,810
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/16	1,000,000 [a]	1,109,090
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000 [a]	1,118,900
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.25	5/15/12	1,500,000 [a]	1,630,425

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/12	390,000	391,576
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/14	1,500,000	1,753,650
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.38	6/15/15	1,000,000	1,093,810
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/17	1,000,000	1,088,350
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/19	775,000	843,363
New York State Environmental Facilities Corporation,
State Water Pollution Control Revolving Fund Revenue
(New York City Municipal Water Finance Authority Project)	7.00	6/15/12	150,000	150,814
New York State Environmental Facilities Corporation,
State Water Pollution Control Revolving Fund
Revenue (Pooled Loan Issue)	7.20	3/15/11	5,000	5,029
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	440,000	440,928
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.10	10/1/17	1,000,000	1,006,100
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	1,000,000	1,001,070
New York State Power Authority, Revenue (Insured; FGIC)	5.00	11/15/20	1,000,000	1,079,890
New York State Power Authority, Revenue (Prerefunded)	5.00	11/15/12	2,500,000 [c]	2,791,575
New York State Thruway Authority,
General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000	1,080,650
New York State Thruway Authority, Highway and
Bridge Trust Fund Bonds (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.25	10/1/11	1,000,000 [c]	1,076,050
New York State Thruway Authority,
Local Highway and Bridge Service Contract Bonds	5.50	4/1/14	1,000,000	1,087,580
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,129,220
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	4.75	4/1/13	1,000,000 [c]	1,101,980
New York State Urban Development Corporation,
Corporate Purpose Senior Lien Revenue	5.50	7/1/16	990,000	994,109

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,582,029
Onondaga County, GO	5.00	5/1/17	1,150,000	1,241,092
Onondaga County, GO (Prerefunded)	5.00	5/1/12	350,000 [c]	383,404
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000 [a]	2,903,375
Orange County, GO	5.00	7/15/19	1,000,000	1,106,990
Orange County, GO	5.00	7/15/20	1,000,000	1,098,130
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000	1,096,910
Port Authority of New York and New Jersey (Consolidated Bonds,
125th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/19	2,000,000	2,176,160
Port Authority of New York and New Jersey (Consolidated Bonds,
128th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/18	1,000,000	1,094,710
Port Authority of New York and New Jersey (Consolidated Bonds,
140th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/19	1,000,000	1,102,030
Rockland County, GO (Various Purpose)	5.00	10/1/15	500,000	534,520
Sales Tax Asset Receivable Corporation,
Sales Tax Asset Revenue (Insured;
National Public Finance Guarantee Corp.)	5.00	10/15/25	1,450,000	1,587,417
Suffolk County, Public Improvement GO (Insured; FGIC)	5.00	10/1/13	750,000	772,005
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000 [a,d]	752,303
Suffolk County Water Authority, Water System Revenue
(Insured; National Public Finance Guarantee Corp.)	4.00	6/1/14	1,000,000	1,092,140
Tobacco Settlement Financing Corporation, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.00	6/1/12	2,000,000	2,175,540
Triborough Bridge and Tunnel Authority, General Purpose Revenue	6.00	1/1/12	550,000	587,972
Triborough Bridge and Tunnel Authority, General Purpose Revenue	5.25	1/1/16	1,000,000	1,073,950
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000 [c]	1,236,990
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/15	1,000,000	1,177,750
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/16	2,000,000	2,205,740
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/17	775,000	853,624
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	2,000,000 [a]	2,036,280
Westchester County, GO	4.00	11/15/15	1,000,000	1,109,140
Westchester County Health Care Corporation,
Subordinate Lien Revenue	5.13	11/1/15	1,100,000	1,131,064

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—6.3%
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,000,000	1,083,530
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	7/1/11	1,000,000	1,020,810
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Prerefunded)	5.25	7/1/12	1,000,000 [c]	1,098,220
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000	269,435
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000	278,065
Puerto Rico Housing Finance Authority, Capital Fund
Program Revenue (Puerto Rico Housing
Administration Projects) (Prerefunded)	5.00	12/1/13	730,000 [c]	831,142
Puerto Rico Housing Finance Authority, Capital Fund
Program Revenue (Puerto Rico Housing
Administration Projects) (Prerefunded)	5.00	12/1/13	740,000 [c]	842,527
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [e]	761,090
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000 [e]	290,840
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	2,000,000 [b]	411,260
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	1,250,000 [b]	222,388
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,000,000	1,001,100
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.50	8/1/42	1,250,000	1,251,838
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	2,500,000	2,624,675
Total Long-Term Municipal Investments
(cost $168,720,889)				179,163,022

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—5.3%	Rate (%)	Date	Amount ($)	Value ($)
New York;
Long Island Power Authority, Electric System
Subordinated Revenue (LOC; State Street Bank and Trust Co.)	0.14	3/1/10	600,000 [f]	600,000
Metropolitan Transportation Authority,
Transportation Revenue (LOC; BNP Paribas)	0.13	3/1/10	1,000,000 [f]	1,000,000
New York City, GO Notes (Liquidity Facility; Allied Irish Banks)	0.18	3/1/10	1,000,000 [f]	1,000,000
New York City, GO Notes (LOC; Bayerische Landesbank)	0.14	3/1/10	1,500,000 [f]	1,500,000
New York City, GO Notes (LOC; Dexia Credit Locale)	0.13	3/1/10	200,000 [f]	200,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	400,000 [f]	400,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	1,100,000 [f]	1,100,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	100,000 [f]	100,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	500,000 [f]	500,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	200,000 [f]	200,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	600,000 [f]	600,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.14	3/1/10	1,600,000 [f]	1,600,000
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Liquidity Facility; Dexia Credit Locale)	0.15	3/1/10	300,000 [f]	300,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Dexia Credit Locale)	0.15	3/1/10	1,100,000 [f]	1,100,000
Total Short-Term Municipal Investments
(cost $10,200,000)				10,200,000

Total Investments (cost $178,920,889)			99.2%	189,363,022
Cash and Receivables (Net)			.8%	1,446,784
Net Assets			100.0%	190,809,806

a At February 28, 2010, the fund had $50,623,430 or 26.5% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Purchased on a delayed delivery basis.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SWDR		Solid Waste Disposal Revenue		TAN	Tax Anticipation Notes
TAW		Tax Anticipation Warrants		TRAN	Tax and Revenue Anticipation Notes
XLCA		XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	31.2
AA		Aa		AA	45.9
A		A		A	14.9
BBB		Baa		BBB	2.4
F1		MIG1/P1		SP1/A1	5.4
Not Rated[g]		Not Rated[g]		Not Rated[g]	.2
100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—105.2%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—4.0%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	5,000,000	5,000,100
Tuscaloosa Public Educational Building Authority, Student
Housing Revenue (Ridgecrest Student Housing, LLC
University of Alabama Ridgecrest Residential Project)
(Insured; Assured Guaranty Municipal Corp.)	6.75	7/1/33	1,100,000	1,264,780
Arizona—.6%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000	862,980
California—19.0%
California, GO (Various Purpose)	6.50	4/1/33	1,000,000	1,082,670
California, GO (Various Purpose)	6.00	4/1/38	2,250,000	2,324,655
California Educational Facilities Authority, Revenue
(California Institute of Technology)	5.00	11/1/39	2,500,000	2,660,675
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/38	1,000,000	1,066,520
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	500,000	566,425
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.25	2/1/39	3,000,000	3,143,280
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,500,000	2,708,300
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	990,000	913,720
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000	1,005,130
M-S-R Energy Authority, Gas Revenue	7.00	11/1/34	3,730,000	4,196,287
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/32	6,500,000 [a]	1,551,420
Northern California Gas Authority Number 1, Gas Project Revenue	0.89	7/1/27	660,000 [b]	481,800
Sacramento County, Airport System Subordinate
and Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,240,690
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000	2,087,080
San Diego Unified School District, GO	0.00	7/1/25	4,000,000 [a]	1,794,960
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000	1,032,910
Colorado—1.4%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000	565,905
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp.
and National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000	1,051,250

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Northern Colorado Water Conservancy District Building
Corporation, COP (Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/16	500,000	536,370
Florida—4.6%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,500,000	1,639,050
Florida Municipal Power Agency,
All-Requirements Power Supply Project Revenue	6.25	10/1/31	1,000,000	1,130,130
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000	1,221,156
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000	625,164
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/12	500,000	538,805
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000	2,045,800
Georgia—2.7%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000	1,189,150
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	2,000,000	1,866,920
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	1,000,000	1,152,220
Hawaii—2.1%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	3,000,000	3,234,900
Illinois—.7%
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000	1,065,870
Kansas—.5%
Wyandotte County/Kansas City Unified Government, Sales Tax
Special Obligation Subordinate Lien Revenue (Redevelopment
Project Area B—Major Multi-Sport Athletic Complex Project)	0.00	6/1/21	2,000,000 [a]	773,420
Kentucky—.4%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	500,000	559,975
Louisiana—5.1%
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	4,000,000	4,532,360
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000	1,059,310
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000	2,289,060
Maryland—6.9%
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	7,000,000	7,157,220

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland Health and Higher Educational Facilities Authority,
Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000	2,305,480
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.00	7/1/34	1,000,000	1,000,670
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000	249,417
Massachusetts—6.1%
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,153,440
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.50	5/1/14	1,000,000	1,087,650
Massachusetts Health and Educational Facilities
Authority, Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/25	2,305,000	2,442,332
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	500,000	584,925
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000	2,194,880
Massachusetts Housing Finance Agency, SFHR	6.00	12/1/37	1,000,000	1,043,480
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000	50,671
Michigan—.6%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000	974,861
Minnesota—.7%
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000	1,123,390
Mississippi—.3%
Mississippi Business Finance Corporation, Gulf Opportunity
Zone IDR (Northrop Grumman Ship Systems, Inc. Project)	4.55	12/1/28	500,000	457,055
Missouri—.2%
Cape Girardeau County Industrial Development Authority,
Health Facilities Revenue (Saint Francis Medical Center)	5.50	6/1/34	385,000	385,543
New Jersey—3.1%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000	1,047,130
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	2,000,000	2,266,860
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/30	5,000,000 [a]	1,488,550
New York—9.6%
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	2,000,000	2,054,460
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	500,000	574,925
New York City, GO	6.00	10/15/23	500,000	587,555

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	551,175
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,300,000	1,498,640
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	6/15/40	1,000,000	1,121,040
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	1,500,000	1,651,215
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/34	3,000,000	3,124,890
New York State Dormitory Authority, Revenue (New York University)	5.25	7/1/34	2,500,000	2,661,275
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,118,900
North Carolina—3.4%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	2,500,000	2,593,950
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/19	250,000	282,045
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; FGIC)	5.50	1/1/17	500,000	500,825
University of North Carolina, System Pool Revenue
(Pool General Trust Indenture of the Board of
Governors of The University of North Carolina)	5.50	10/1/34	1,890,000	1,959,779
Ohio—.7%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000	1,107,040
Oregon—1.4%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000	2,112,300
Other State—8.4%
Indianapolis Local Public Improvement
Bond Bank, Revenue (Build America Bonds)	6.12	1/15/40	7,500,000 [c]	7,779,600
Los Angeles Unified School District, GO (Build America Bonds)	6.76	7/1/34	5,000,000 [c]	5,242,900
Pennsylvania—.4%
Delaware County Authority, Revenue (Villanova University)	5.25	12/1/31	600,000	627,954
Texas—2.5%
Dallas, GO	5.00	2/15/27	515,000	561,767
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,118,180
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000	1,131,320

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Houston, Airport System Senior Lien Revenue	5.50	7/1/39	1,000,000	1,069,600
Vermont—2.0%
Vermont Educational and Health Buildings Financing
Agency, Revenue (Middlebury College Project)	5.00	11/1/38	3,000,000	3,129,630
Virginia—1.6%
Virginia Small Business Financing Authority,
Health Care Facilities Revenue (Sentara Healthcare)	5.00	11/1/40	2,500,000	2,529,675
Washington—3.4%
FYI Properties, LR (State of Washington Department
of Information Services Project)	5.50	6/1/39	5,000,000	5,278,000
Wisconsin—3.9%
Southeast Wisconsin Professional Baseball Park District, Sales Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/23	1,000,000	1,153,250
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000	1,107,720
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000	1,622,040
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000	1,105,380
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/36	1,000,000	1,101,440
U.S. Related—8.9%
Government of Guam, LOR (Section 30)	5.75	12/1/34	1,000,000	1,015,580
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000	791,655
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [d]	761,090
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000 [d]	436,260
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	5,000,000 [a]	1,028,150
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	2,000,000 [a]	355,820
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000	1,501,650
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.50	8/1/42	1,750,000	1,752,573
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	3,870,000	4,062,997
Virgin Islands Public Finance Authority,
Subordinated Revenue (Virgin Islands
Matching Fund Loan Note— Diageo Project)	6.75	10/1/37	2,000,000	2,171,000
Total Long-Term Municipal Investments
(cost $151,278,764)				164,009,996

The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.6%	Rate (%)	Date	Amount ($)	Value ($)
California—.1%
ABAG Finance Authority for Nonprofit Corporations, Revenue
(Jewish Home of San Francisco Project) (LOC; Allied Irish Banks)	0.25	3/1/10	200,000 [e]	200,000
Colorado—.9%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.17	3/1/10	700,000 [e]	700,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	100,000 [e]	100,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	300,000 [e]	300,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	100,000 [e]	100,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; National City Bank)	0.17	3/1/10	200,000 [e]	200,000
Oregon—.4%
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	0.25	3/1/10	560,000 [e]	560,000
Tennessee—.1%
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.16	3/1/10	200,000 [e]	200,000
Washington—.1%
Washington Economic Development Finance Authority, EDR
(Pioneer Human Services Project) (LOC; U.S. Bank NA)	0.17	3/1/10	100,000 [e]	100,000
Total Short-Term Municipal Investments
(cost $2,460,000)				2,460,000

Total Investments (cost $153,738,764)			106.8%	166,469,996
Liabilities, Less Cash and Receivables			(6.8%)	(10,543,636)
Net Assets			100.0%	155,926,360

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Variable rate security—interest rate subject to periodic change.
c Purchased on a delayed delivery basis.
[d] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		RAC	Revenue Anticipation Certificates
RAN		Revenue Anticipation Notes		RAW	Revenue Anticipation Warrants
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SWDR		Solid Waste Disposal Revenue		TAN	Tax Anticipation Notes
TAW		Tax Anticipation Warrants		TRAN	Tax and Revenue Anticipation Notes
XLCA		XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	16.1
AA		Aa		AA	38.6
A		A		A	28.0
BBB		Baa		BBB	15.3
F1		MIG1/P1		SP1/A1	1.5
Not Rated[f]		Not Rated[f]		Not Rated[f]	.5
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds

STATEMENT OF FINANCIAL FUTURES

February 28, 2010 (Unaudited)

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 2/28/2010 ($)
Financial Futures Short
U.S. Treasury 10 Year Note	50	(5,874,219)	June 2010	(17,578)
U.S. Treasury Long Bond	100	(11,768,750)	June 2010	(78,125)
				(95,703)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon		BNY Mellon
	National	National	Pennsylvania		Massachusetts
	Intermediate	Short-Term	Intermediate		Intermediate
Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund		Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,588,639,857	998,907,027	514,850,397		409,586,617
Cash	2,586,037	11,117,422	4,284,676		—
Cash on Initial Margin—Note 5	1,400,400	80,000	435,900		338,700
Interest receivable	17,250,669	8,795,699	5,586,202		3,996,076
Receivable for shares of Beneficial Interest subscribed	2,001,839	—	—		—
Receivable for investment securities sold	1,992,502	8,600,000	342,000		12,000
Prepaid expenses and other receivables	119,454	20,237	16,923		19,067
	1,613,990,758	1,027,520,385	525,516,098		413,952,460
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	460,169	270,461	216,809		130,714
Due to Administrator—Note 4(a)	149,369	90,692	49,287		39,736
Cash overdraft due to Custodian	—	—	—		163,210
Payable for investment securities purchased	38,708,690	31,187,074	4,976,850		—
Payable for shares of Beneficial Interest redeemed	1,956,016	1,341,146	766,812		298,886
Payable for future variation margin—Note 5	396,552	22,349	128,587		99,453
Accrued expenses and other liabilities	105,687	42,322	39,026		49,550
	41,776,483	32,954,044	6,177,371		781,549
Net Assets ($)	1,572,214,275	994,566,341	519,338,727		413,170,911
Composition of Net Assets ($):
Paid—in capital	1,498,054,986	981,683,967	501,453,869		393,466,752
Accumulated undistributed investment income—net	457,969	108,503	133,561		78,635
Accumulated net realized gain (loss) on investments	6,068,592	(1,424,534)	(2,279,096)		240,777
Accumulated net unrealized appreciation (depreciation)
on investments [including ($392,969), ($21,875),
($127,539) and ($98,633) net unrealized (depreciation)
on financial futures for BNY Mellon National Intermediate
Municipal Bond Fund, BNY Mellon National Short-Term
Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund and BNY Mellon Massachusetts
Intermediate Municipal Bond Fund, respectively]	67,632,728	14,198,405	20,030,393		19,384,747
Net Assets ($)	1,572,214,275	994,566,341	519,338,727		413,170,911
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,541,846,230	993,716,142	511,526,522		404,856,057
Shares Outstanding	115,047,307	76,728,187	40,411,853		31,035,121
Net Asset Value Per Share ($)	13.40	12.95	12.66		13.05
Investor Shares
Net Assets ($)	30,220,564	850,199	7,812,205		8,295,619
Shares Outstanding	2,257,388	65,726	617,897		635,999
Net Asset Value Per Share ($)	13.39	12.94	12.64		13.04
Dreyfus Premier Shares
Net Assets ($)	147,481	—	—		19,235
Shares Outstanding	11,011	—	—		1,471
Net Asset Value Per Share ($)	13.39	—	—		13.08
† Investments at cost ($)	1,520,614,160	984,686,747	494,692,465		390,103,237

See notes to financial statements.
				The Funds	91

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	189,363,022	166,469,996
Cash on Initial Margin—Note 5	—	315,000
Interest receivable	2,143,280	1,785,662
Receivable for investment securites sold	—	5,133,650
Receivable for shares of Beneficial Interest subscribed	270,071	300,257
Prepaid expenses and other receivables	26,264	15,982
	191,802,637	174,020,547
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	62,844	71,826
Due to Administrator—Note 4(a)	18,245	14,934
Payable for investment securities purchased	747,540	17,500,000
Cash overdraft due to Custodian	122,015	333,523
Payable for shares of Beneficial Interest redeemed	14,931	45,843
Payable for future variation margin—Note 5	—	96,414
Accrued expenses and other liabilities	27,256	31,647
	992,831	18,094,187
Net Assets ($)	190,809,806	155,926,360
Composition of Net Assets ($):
Paid—in capital	180,306,936	142,111,403
Accumulated undistributed investment income—net	44,226	127,073
Accumulated net realized gain (loss) on investments	16,511	1,052,355
Accumulated net unrealized appreciation (depreciation) on
investments [including ($95,703) (depreciation) on financial
futures for BNY Mellon Municipal Opportunities Fund]	10,442,133	12,635,529
Net Assets ($)	190,809,806	155,926,360
Net Asset Value Per Share
Class M Shares
Net Assets ($)	173,660,084	154,625,235
Shares Outstanding	15,315,621	12,564,717
Net Asset Value Per Share ($)	11.34	12.31
Investor Shares
Net Assets ($)	17,149,722	1,301,125
Shares Outstanding	1,511,628	105,729
Net Asset Value Per Share ($)	11.35	12.31
† Investments at cost ($)	178,920,889	153,738,764

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	31,774,262	8,078,043	11,098,937	7,861,529
Expenses:
Investment advisory fee—Note 4(a)	2,595,775	1,286,238	1,274,043	695,728
Administration fee—Note 4(a)	931,529	461,384	320,071	249,685
Custodian fees—Note 4(c)	48,406	20,356	20,495	17,137
Trustees’ fees and expenses—Note 4(d)	41,339	19,124	12,777	11,167
Shareholder servicing costs—Note 4(c)	38,254	1,577	5,732	11,406
Registration fees	31,372	45,461	13,656	20,253
Auditing fees	15,245	12,875	15,266	15,581
Loan commitment fees—Note 3	11,903	3,173	4,577	3,502
Prospectus and shareholders’ reports	10,593	1,813	497	3,045
Legal fees	8,636	5,103	7,317	6,169
Distribution fees—Note 4(b)	379	—	—	47
Miscellaneous	49,707	26,541	23,339	29,655
Total Expenses	3,783,138	1,883,645	1,697,770	1,063,375
Less—reduction in fees
due to earnings credits—Note 2(b)	(1,368)	(39)	(74)	(442)
Net Expenses	3,781,770	1,883,606	1,697,696	1,062,933
Investment Income—Net	27,992,492	6,194,437	9,401,241	6,798,596
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	8,402,415	(9,845)	9,111	1,445,807
Net realized gain (loss) on financial futures	(1,086,032)	(143,917)	(290,764)	(233,741)
Net Realized Gain (Loss)	7,316,383	(153,762)	(281,653)	1,212,066
Net unrealized appreciation
(depreciation) on investments	24,718,105	8,685,142	10,682,509	4,465,810
Net unrealized appreciation
(depreciation) on financial futures	(201,031)	(21,875)	(52,320)	(41,571)
Net Unrealized Appreciation (Depreciation)	24,517,074	8,663,267	10,630,189	4,424,239
Net Realized and Unrealized
Gain (Loss) on Investments	31,833,457	8,509,505	10,348,536	5,636,305
Net Increase in Net Assets
Resulting from Operations	59,825,949	14,703,942	19,749,777	12,434,901

See notes to financial statements.

The Funds

STATEMENT OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	3,563,675	3,856,482
Expenses:
Investment advisory fee—Note 4(a)	453,946	377,167
Administration fee—Note 4(a)	114,032	94,747
Shareholder servicing costs—Note 4(c)	25,310	1,687
Registration fees	25,177	14,520
Auditing fees	9,563	15,265
Prospectus and shareholders’ reports	7,975	3,584
Custodian fees—Note 4(c)	7,262	9,184
Trustees’ fees and expenses—Note 4(d)	6,537	4,708
Legal fees	1,872	5,254
Loan commitment fees—Note 3	241	1,379
Miscellaneous	22,331	15,284
Total Expenses	674,246	542,779
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(115,507)	(1,423)
Less—reduction in fees due to
earnings credits—Note 2(b)	(1,589)	(27)
Net Expenses	557,150	541,329
Investment Income—Net	3,006,525	3,315,153
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	8,563	2,715,993
Net realized gain (loss) on financial futures	—	(107,911)
Net Realized Gain (Loss)	8,563	2,608,082
Net unrealized appreciation (depreciation) on investments	2,671,038	2,671,715
Net unrealized appreciation (depreciation) on financial futures	—	(30,859)
Net Unrealized Appreciation (Depreciation)	2,671,038	2,640,856
Net Realized and Unrealized Gain (Loss) on Investments	2,679,601	5,248,938
Net Increase in Net Assets Resulting from Operations	5,686,126	8,564,091

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	27,992,492	51,439,713	6,194,437	6,792,496
Net realized gain (loss) on investments	7,316,383	(1,708,007)	(153,762)	(249,037)
Net unrealized appreciation (depreciation) on investments	24,517,074	27,999,266	8,663,267	4,588,956
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,825,949	77,730,972	14,703,942	11,132,415
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(27,037,319)	(50,464,046)	(6,076,074)	(6,762,108)
Investor Shares	(494,933)	(867,184)	(9,860)	(41,553)
Dreyfus Premier Shares	(2,271)	(5,392)	—	—
Net realized gain on investments:
Class M Shares	—	(716,062)	—	—
Investor Shares	—	(13,330)	—	—
Dreyfus Premier Shares	—	(93)	—	—
Total Dividends	(27,534,523)	(52,066,107)	(6,085,934)	(6,803,661)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	285,015,081	371,564,559	636,997,972	500,950,361
Investor Shares	5,703,570	11,902,232	2,976,507	2,651,537
Dreyfus Premier Shares	422	536	—	—
Net assets received in connection
with reorganization—Note 1	—	211,751,479	—	—
Dividends reinvested:
Class M Shares	3,302,212	6,367,289	1,464,816	1,468,864
Investor Shares	345,197	650,851	8,333	22,049
Dreyfus Premier Shares	583	750	—	—
Cost of shares redeemed:
Class M Shares	(145,117,678)	(292,337,140)	(189,951,051)	(138,362,528)
Investor Shares	(2,797,337)	(8,921,567)	(3,565,123)	(1,947,619)
Dreyfus Premier Shares	(23,150)	(14,589)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	146,428,900	300,964,400	447,931,454	364,782,664
Total Increase (Decrease) in Net Assets	178,720,326	326,629,265	456,549,462	369,111,418
Net Assets ($):
Beginning of Period	1,393,493,949	1,066,864,684	538,016,879	168,905,461
End of Period	1,572,214,275	1,393,493,949	994,566,341	538,016,879
Undistributed investment income—net	457,969	—	108,503	—

The Funds

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009
Capital Share Transactions:
Class M Shares
Shares sold	21,388,429	29,475,523	49,430,593	39,490,102
Shares received in connection
with reorganization—Note 1	—	16,401,596	—	—
Shares issued for dividends reinvested	247,799	508,182	113,566	116,169
Shares redeemed	(10,900,916)	(23,439,871)	(14,744,909)	(10,932,253)
Net Increase (Decrease) in Shares Outstanding	10,735,312	22,945,430	34,799,250	28,674,018
Investor Shares[a]
Shares sold	427,824	940,288	231,018	210,933
Shares received in connection
with reorganization—Note 1	—	44,887		—
Shares issued for dividends reinvested	25,932	51,832	647	1,748
Shares redeemed	(210,681)	(711,751)	(277,061)	(153,798)
Net Increase (Decrease) in Shares Outstanding	243,075	325,256	(45,396)	58,883
Dreyfus Premier Shares[a]
Shares sold	31	43	—	—
Shares issued for dividends reinvested	44	59	—	—
Shares redeemed	(1,727)	(1,207)	—	—
Net Increase (Decrease) in Shares Outstanding	(1,652)	(1,105)	—	—

a During the year ended August 31, 2009, 5 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund representing $60 were automatically converted to 5 Investor shares.

See notes to financial statements.

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	9,401,241	20,523,434
Net realized gain (loss) on investments	(281,653)	(1,012,218)
Net unrealized appreciation (depreciation) on investments	10,630,189	2,179,197
Net Increase (Decrease) in Net Assets Resulting from Operations	19,749,777	21,690,413
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,192,988)	(20,513,024)
Investor Shares	(74,692)	(75,753)
Net realized gain on investments:
Class M Shares	(113,887)	(1,796,517)
Investor Shares	(939)	(6,158)
Total Dividends	(9,382,506)	(22,391,452)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	47,386,526	57,316,170
Investor Shares	7,067,588	1,983,197
Dividends reinvested:
Class M Shares	445,322	1,919,555
Investor Shares	38,277	65,349
Cost of shares redeemed:
Class M Shares	(48,569,437)	(123,278,606)
Investor Shares	(1,937,517)	(972,684)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,430,759	(62,967,019)
Total Increase (Decrease) in Net Assets	14,798,030	(63,668,058)
Net Assets ($):
Beginning of Period	504,540,697	568,208,755
End of Period	519,338,727	504,540,697
Undistributed investment income—net	133,561	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,763,702	4,767,113
Shares issued for dividends reinvested	35,389	164,733
Shares redeemed	(3,862,642)	(10,342,797)
Net Increase (Decrease) in Shares Outstanding	(63,551)	(5,410,951)
Investor Shares
Shares sold	562,136	166,647
Shares issued for dividends reinvested	3,046	5,454
Shares redeemed	(154,153)	(82,116)
Net Increase (Decrease) in Shares Outstanding	411,029	89,985

See notes to financial statements.

The Funds

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	6,798,596	13,751,852
Net realized gain (loss) on investments	1,212,066	(352,735)
Net unrealized appreciation (depreciation) on investments	4,424,239	8,219,562
Net Increase (Decrease) in Net Assets Resulting from Operations	12,434,901	21,618,679
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,585,772)	(13,535,532)
Investor Shares	(133,939)	(291,281)
Dreyfus Premier Shares	(250)	(530)
Total Dividends	(6,719,961)	(13,827,343)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	62,113,536	101,511,126
Investor Shares	306,862	1,819,862
Dividends reinvested:
Class M Shares	1,611,131	3,143,859
Investor Shares	83,038	166,187
Dreyfus Premier Shares	250	530
Cost of shares redeemed:
Class M Shares	(45,587,112)	(105,233,545)
Investor Shares	(1,315,600)	(1,662,085)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	17,212,105	(254,066)
Total Increase (Decrease) in Net Assets	22,927,045	7,537,270
Net Assets ($):
Beginning of Period	390,243,866	382,706,596
End of Period	413,170,911	390,243,866
Undistributed investment income—net	78,635	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,790,708	8,128,041
Shares issued for dividends reinvested	124,073	252,022
Shares redeemed	(3,515,694)	(8,500,977)
Net Increase (Decrease) in Shares Outstanding	1,399,087	(120,914)
Investor Shares
Shares sold	23,704	145,881
Shares issued for dividends reinvested	6,395	13,318
Shares redeemed	(101,501)	(133,834)
Net Increase (Decrease) in Shares Outstanding	(71,402)	25,365
Dreyfus Premier Shares
Shares issued for dividends reinvested	19	42

See notes to financial statements.

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Six Months Ended
	February 28, 2010	Eight Months Ended	Year Ended
	(Unaudited)	August 31, 2009[a]	December 31, 2008[b]
Operations ($):
Investment income—net	3,006,525	3,377,709	4,144,055
Net realized gain (loss) on investments	8,563	(1,062)	20,068
Net unrealized appreciation (depreciation) on investments	2,671,038	6,064,628	(938,532)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,686,126	9,441,275	3,225,591
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,703,795)	(3,024,865)	(3,598,570)
Investor Shares	(258,504)	(343,793)	(543,884)
Net realized gain on investments:
Class M Shares	(1,490)	(3,144)	(68,788)
Investor Shares	(152)	(365)	(10,087)
Total Dividends	(2,963,941)	(3,372,167)	(4,221,329)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	31,527,310	49,340,472	126,073,812
Investor Shares	600,644	1,079,875	4,658,301
Dividends reinvested:
Class M Shares	383,368	391,474	565,070
Investor Shares	204,914	271,144	418,905
Cost of shares redeemed:
Class M Shares	(14,497,083)	(15,041,278)	(110,021,230)
Investor Shares	(726,759)	(1,412,553)	(5,889,948)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	17,492,394	34,629,134	15,804,910
Total Increase (Decrease) in Net Assets	20,214,579	40,698,242	14,809,172
Net Assets ($):
Beginning of Period	170,595,227	129,896,985	115,087,813
End of Period	190,809,806	170,595,227	129,896,985
Undistributed investment income—net	44,226	—	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,792,043	4,496,047	11,647,326
Shares issued for dividends reinvested	33,971	35,549	53,897
Shares redeemed	(1,286,712)	(1,367,809)	(10,149,397)
Net Increase (Decrease) in Shares Outstanding	1,539,302	3,163,787	1,551,826
Investor Shares
Shares sold	53,001	98,135	429,958
Shares issued for dividends reinvested	18,145	24,626	39,188
Shares redeemed	(64,534)	(128,758)	(543,832)
Net Increase (Decrease) in Shares Outstanding	6,612	(5,997)	(74,686)

a The Fund has changed its fiscal year end from December 31st to August 31st.
b Represents information for the predecessor fund, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.

See notes to financial statements.

The Funds

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon
	Municipal Opportunities Fund
	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income—net	3,315,153	3,138,399
Net realized gain (loss) on investments	2,608,082	2,968,508
Net unrealized appreciation (depreciation) on investments	2,640,856	9,994,673
Net Increase (Decrease) in Net Assets Resulting from Operations	8,564,091	16,101,580
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,161,939)	(2,966,027)
Investor Shares	(26,141)	(11,049)
Net realized gain on investments:
Class M Shares	(4,605,769)	(20,208)
Investor Shares	(48,091)	(14)
Total Dividends	(7,841,940)	(2,997,298)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	22,911,911	142,375,488
Investor Shares	377,597	1,145,000
Dividends reinvested:
Class M Shares	3,432,983	819,865
Investor Shares	64,913	10,686
Cost of shares redeemed:
Class M Shares	(13,331,940)	(15,358,591)
Investor Shares	(346,010)	(1,975)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	13,109,454	128,990,473
Total Increase (Decrease) in Net Assets	13,831,605	142,094,755
Net Assets ($):
Beginning of Period	142,094,755	—
End of Period	155,926,360	142,094,755
Undistributed investment income—net	127,073	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,833,721	12,782,290
Shares issued for dividends reinvested	280,296	70,402
Shares redeemed	(1,076,323)	(1,325,669)
Net Increase (Decrease) in Shares Outstanding	1,037,694	11,527,023
Investor Shares
Shares sold	29,955	98,086
Shares issued for dividends reinvested	5,287	895
Shares redeemed	(28,325)	(169)
Net Increase (Decrease) in Shares Outstanding	6,917	98,812

a From October 15, 2008 (commencement of initial offering) to August 31, 2009.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
BNY Mellon National	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	13.10	12.84	12.81	13.01	13.25	13.34
Investment Operations:
Investment income—net[a]	.25	.52	.52	.50	.50	.50
Net realized and unrealized
gain (loss) on investments	.30	.27	.02	(.20)	(.16)	(.03)
Total from Investment Operations	.55	.79	.54	.30	.34	.47
Distributions:
Dividends from investment income—net	(.25)	(.52)	(.51)	(.50)	(.50)	(.50)
Dividends from net realized gain on investments	—	(.01)	—	—	(.08)	(.06)
Total Distributions	(.25)	(.53)	(.51)	(.50)	(.58)	(.56)
Net asset value, end of period	13.40	13.10	12.84	12.81	13.01	13.25
Total Return (%)	4.19[b]	6.37	4.32	2.36	2.64	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.51	.51	.51	.51	.52
Ratio of net expenses to average net assets	.51[c,d]	.51[d]	.51[d]	.51[d]	.51[d]	.52
Ratio of net investment income to average net assets	3.78[c]	4.11	4.01	3.90	3.87	3.80
Portfolio Turnover Rate	22.64[b]	42.82	49.50	27.18	28.19	42.72
Net Assets, end of period ($ x 1,000)	1,541,846	1,366,960	1,045,019	944,909	807,634	732,711

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
BNY Mellon National	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	13.09	12.83	12.80	13.00	13.23	13.33
Investment Operations:
Investment income—net[a]	.23	.49	.48	.47	.47	.47
Net realized and unrealized
gain (loss) on investments	.30	.27	.03	(.20)	(.15)	(.04)
Total from Investment Operations	.53	.76	.51	.27	.32	.43
Distributions:
Dividends from investment income—net	(.23)	(.49)	(.48)	(.47)	(.47)	(.47)
Dividends from net realized gain on investments	—	(.01)	—	—	(.08)	(.06)
Total Distributions	(.23)	(.50)	(.48)	(.47)	(.55)	(.53)
Net asset value, end of period	13.39	13.09	12.83	12.80	13.00	13.23
Total Return (%)	4.00[b]	6.11	4.06	2.11	2.47	3.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.76	.76	.76	.76	.77
Ratio of net expenses to average net assets	.75[c,d]	.76[d]	.76[d]	.76[d]	.76[d]	.77
Ratio of net investment income to average net assets	3.54[c]	3.88	3.77	3.65	3.62	3.56
Portfolio Turnover Rate	22.64[b]	42.82	49.50	27.18	28.19	42.72
Net Assets, end of period ($ x 1,000)	30,221	26,368	21,668	25,262	27,084	27,409

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Dreyfus Premier Shares
	Six Months Ended
BNY Mellon National	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	13.10	12.84	12.81	13.00	13.24	13.33
Investment Operations:
Investment income—net[a]	.20	.42	.41	.39	.40	.40
Net realized and unrealized
gain (loss) on investments	.29	.27	.04	(.17)	(.16)	(.03)
Total from Investment Operations	.49	.69	.45	.22	.24	.37
Distributions:
Dividends from investment income—net	(.20)	(.42)	(.42)	(.41)	(.40)	(.40)
Dividends from net realized gain on investments	—	(.01)	—	—	(.08)	(.06)
Total Distributions	(.20)	(.43)	(.42)	(.41)	(.48)	(.46)
Net asset value, end of period	13.39	13.10	12.84	12.81	13.00	13.24
Total Return (%)	3.73[c]	5.66	3.46	1.68	1.88	2.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25[d]	1.26	1.26	1.26	1.26	1.27
Ratio of net expenses to average net assets	1.25[d,e]	1.26[e]	1.26[e]	1.26[e]	1.26[e]	1.27
Ratio of net investment income to average net assets	3.04[d]	3.37	3.27	3.13	3.12	3.06
Portfolio Turnover Rate	22.64[c]	42.82	49.50	27.18	28.19	42.72
Net Assets, end of period ($ x 1,000)	147	166	177	327	2,474	4,656

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2010		Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.80	12.69	12.59	12.59	12.63	12.81
Investment Operations:
Investment income—net[a]	.11	.31	.41	.40	.33	.29
Net realized and unrealized
gain (loss) on investments	.15	.14	.10	—	(.04)	(.18)
Total from Investment Operations	.26	.45	.51	.40	.29	.11
Distributions:
Dividends from investment income—net	(.11)	(.34)	(.41)	(.40)	(.33)	(.29)
Net asset value, end of period	12.95	12.80	12.69	12.59	12.59	12.63
Total Return (%)	2.02[b]	3.61	4.09	3.21	2.36	.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.54	.54	.55	.53	.54
Ratio of net expenses to average net assets	.51[c,d]	.54[d]	.54[d]	.54	.53[d]	.53
Ratio of net investment income to average net assets	1.69[c]	2.50	3.23	3.14	2.65	2.31
Portfolio Turnover Rate	5.11[b]	12.61	22.93	33.74	49.94	40.92
Net Assets, end of period ($ x 1,000)	993,716	536,597	168,243	145,395	160,551	207,063

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2010		Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.78	12.68	12.58	12.58	12.62	12.79
Investment Operations:
Investment income—net[a]	.12	.31	.38	.37	.31	.27
Net realized and unrealized
gain (loss) on investments	.13	.10	.10	(.01)	(.05)	(.18)
Total from Investment Operations	.25	.41	.48	.36	.26	.09
Distributions:
Dividends from investment income—net	(.09)	(.31)	(.38)	(.36)	(.30)	(.26)
Net asset value, end of period	12.94	12.78	12.68	12.58	12.58	12.62
Total Return (%)	1.90[b]	3.28	3.83	2.95	2.10	.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.80	.80	.80	.79	.79
Ratio of net expenses to average net assets	.76[c,d]	.80[d]	.80[d]	.80[d]	.79[d]	.78
Ratio of net investment income to average net assets	1.48[c]	2.38	2.99	2.94	2.47	2.06
Portfolio Turnover Rate	5.11[b]	12.61	22.93	33.74	49.94	40.92
Net Assets, end of period ($ x 1,000)	850	1,420	662	635	277	150

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.40	12.35	12.43	12.66	12.92	13.13
Investment Operations:
Investment income—net[a]	.23	.48	.48	.48	.48	.49
Net realized and unrealized
gain (loss) on investments	.26	.09	(.06)	(.20)	(.18)	(.13)
Total from Investment Operations	.49	.57	.42	.28	.30	.36
Distributions:
Dividends from investment income—net	(.23)	(.48)	(.48)	(.48)	(.48)	(.49)
Dividends from net realized gain on investments	—	(.04)	(.02)	(.03)	(.08)	(.08)
Total Distributions	(.23)	(.52)	(.50)	(.51)	(.56)	(.57)
Net asset value, end of period	12.66	12.40	12.35	12.43	12.66	12.92
Total Return (%)	3.98[b]	4.90	3.43	2.23	2.41	2.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[c]	.67	.66	.66	.66	.66
Ratio of net expenses to average net assets	.66[c,d]	.67[d]	.66[d]	.66[d]	.66[d]	.66
Ratio of net investment income to average net assets	3.69[c]	4.02	3.87	3.83	3.81	3.78
Portfolio Turnover Rate	1.95[b]	12.75	10.14	20.18	13.80	23.88
Net Assets, end of period ($ x 1,000)	511,527	501,978	566,767	610,618	646,610	656,901

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.39	12.33	12.41	12.65	12.91	13.13
Investment Operations:
Investment income—net[a]	.21	.46	.46	.45	.46	.45
Net realized and unrealized
gain (loss) on investments	.25	.09	(.07)	(.21)	(.19)	(.13)
Total from Investment Operations	.46	.55	.39	.24	.27	.32
Distributions:
Dividends from investment income—net	(.21)	(.45)	(.45)	(.45)	(.45)	(.46)
Dividends from net realized gain on investments	—	(.04)	(.02)	(.03)	(.08)	(.08)
Total Distributions	(.21)	(.49)	(.47)	(.48)	(.53)	(.54)
Net asset value, end of period	12.64	12.39	12.33	12.41	12.65	12.91
Total Return (%)	3.77[b]	4.72	3.17	1.89	2.15	2.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.92	.91	.91	.91	.91
Ratio of net expenses to average net assets	.92[c,d]	.92[d]	.91[d]	.91[d]	.91[d]	.91
Ratio of net investment income to average net assets	3.43[c]	3.76	3.63	3.59	3.57	3.50
Portfolio Turnover Rate	1.95[b]	12.75	10.14	20.18	13.80	23.88
Net Assets, end of period ($ x 1,000)	7,812	2,563	1,442	1,295	3,586	4,561

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.86	12.57	12.42	12.58	12.75	12.81
Investment Operations:
Investment income—net[a]	.22	.46	.47	.47	.47	.47
Net realized and unrealized
gain (loss) on investments	.19	.29	.14	(.16)	(.14)	(.06)
Total from Investment Operations	.41	.75	.61	.31	.33	.41
Distributions:
Dividends from investment income—net	(.22)	(.46)	(.46)	(.47)	(.47)	(.47)
Dividends from net realized gain on investments	—	—	—	—	(.03)	—
Total Distributions	(.22)	(.46)	(.46)	(.47)	(.50)	(.47)
Net asset value, end of period	13.05	12.86	12.57	12.42	12.58	12.75
Total Return (%)	3.11[b]	6.18	5.02	2.47	2.65	3.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.54	.52	.53	.54	.54
Ratio of net expenses to average net assets	.53[c,d]	.54[d]	.52[d]	.50	.50	.50
Ratio of net investment income to average net assets	3.43[c]	3.70	3.71	3.72	3.73	3.67
Portfolio Turnover Rate	10.00[b]	16.78	8.75	18.85	20.57	32.16
Net Assets, end of period ($ x 1,000)	404,856	381,129	374,115	342,583	299,263	228,239

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.86	12.57	12.42	12.58	12.75	12.80
Investment Operations:
Investment income—net[a]	.20	.43	.44	.44	.44	.44
Net realized and unrealized
gain (loss) on investments	.18	.29	.14	(.16)	(.14)	(.05)
Total from Investment Operations	.38	.72	.58	.28	.30	.39
Distributions:
Dividends from investment income—net	(.20)	(.43)	(.43)	(.44)	(.44)	(.44)
Dividends from net realized gain on investments	—	—	—	—	(.03)	—
Total Distributions	(.20)	(.43)	(.43)	(.44)	(.47)	(.44)
Net asset value, end of period	13.04	12.86	12.57	12.42	12.58	12.75
Total Return (%)	2.99[b]	5.92	4.76	2.21	2.40	3.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.79	.77	.78	.79	.79
Ratio of net expenses to average net assets	.78[c,d]	.79[d]	.77[d]	.75	.75	.75
Ratio of net investment income to average net assets	3.19[c]	3.45	3.47	3.48	3.49	3.43
Portfolio Turnover Rate	10.00[b]	16.78	8.75	18.85	20.57	32.16
Net Assets, end of period ($ x 1,000)	8,296	9,096	8,574	9,024	9,854	10,371

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2010		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	12.89	12.60	12.45	12.61	12.78	12.83
Investment Operations:
Investment income—net[a]	.17	.37	.38	.35	.37	.38
Net realized and unrealized
gain (loss) on investments	.19	.29	.14	(.14)	(.14)	(.05)
Total from Investment Operations	.36	.66	.52	.21	.23	.33
Distributions:
Dividends from investment income—net	(.17)	(.37)	(.37)	(.37)	(.37)	(.38)
Dividends from net realized gain on investments	—	—	—	—	(.03)	—
Total Distributions	(.17)	(.37)	(.37)	(.37)	(.40)	(.38)
Net asset value, end of period	13.08	12.89	12.60	12.45	12.61	12.78
Total Return (%)[b]	2.81[c]	5.38	4.25	1.71	1.89	2.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[d]	1.29	1.27	1.28	1.29	1.29
Ratio of net expenses to average net assets	1.28[d,e]	1.29[e]	1.27[e]	1.25	1.25	1.25
Ratio of net investment income to average net assets	2.68[d]	2.95	2.97	2.96	2.99	2.98
Portfolio Turnover Rate	10.00[c]	16.78	8.75	18.85	20.57	32.16
Net Assets, end of period ($ x 1,000)	19	19	18	17	165	202

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

				Class M Shares†
	Six Months Ended
BNY Mellon New York	February 28, 2010	Eight Months Ended		Year Ended December 31,
Intermediate Tax-Exempt Bond Fund	(Unaudited)	August 31, 2009[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	11.16	10.71	10.81	10.75	10.74	10.89	11.00
Investment Operations:
Investment income—net[b]	.19	.25	.37	.38	.37	.35	.35
Net realized and unrealized
gain (loss) on investments	.17	.45	(.09)	.07	.01	(.14)	(.08)
Total from Investment Operations	.36	.70	.28	.45	.38	.21	.27
Distributions:
Dividends from investment income—net	(.18)	(.25)	(.37)	(.38)	(.37)	(.35)	(.35)
Dividends from net realized
gain on investments	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)	(.03)
Total Distributions	(.18)	(.25)	(.38)	(.39)	(.37)	(.36)	(.38)
Net asset value, end of period	11.34	11.16	10.71	10.81	10.75	10.74	10.89
Total Return (%)	3.28[d]	6.58[d]	2.64	4.33	3.64	2.01	2.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[e]	.72[e]	.75	.75	.76	.77	.85
Ratio of net expenses to average net assets	.59[e]	.59[e]	.59	.59	.59	.59	.68
Ratio of net investment income
to average net assets	3.33[e]	3.40[e]	3.49	3.56	3.46	3.26	3.19
Portfolio Turnover Rate	2.08[d]	1.47[d]	6	17	13	16	11
Net Assets, end of period ($ x 1,000)	173,660	153,785	113,699	97,935	94,789	95,160	88,706

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

The Funds

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares†
	Six Months Ended
BNY Mellon New York	February 28, 2010	Eight Months Ended		Year Ended December 31,
Intermediate Tax-Exempt Bond Fund	(Unaudited)	August 31, 2009[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	11.17	10.72	10.82	10.76	10.75	10.90	11.01
Investment Operations:
Investment income—net[b]	.17	.23	.34	.35	.34	.33	.32
Net realized and unrealized
gain (loss) on investments	.18	.45	(.08)	.08	.01	(.14)	(.08)
Total from Investment Operations	.35	.68	.26	.43	.35	.19	.24
Distributions:
Dividends from investment income—net	(.17)	(.23)	(.35)	(.36)	(.34)	(.33)	(.32)
Dividends from net realized
gain on investments	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)	(.03)
Total Distributions	(.17)	(.23)	(.36)	(.37)	(.34)	(.34)	(.35)
Net asset value, end of period	11.35	11.17	10.72	10.82	10.76	10.75	10.90
Total Return (%)	3.06[d]	6.40[d]	2.39[e]	4.07[e]	3.38[e]	1.76[e]	2.19[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[f]	.96[f]	1.00	1.00	1.01	1.02	1.11
Ratio of net expenses to average net assets	.84[f]	.84[f]	.84	.84	.84	.84	.94
Ratio of net investment income
to average net assets	3.09[f]	3.15[f]	3.24	3.31	3.21	3.00	2.93
Portfolio Turnover Rate	2.08[d]	1.47[d]	6	17	13	16	11
Net Assets, end of period ($ x 1,000)	17,150	16,810	16,198	17,153	18,131	20,164	22,844

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Exclusive of sales charge.
f Annualized.

See notes to financial statements.

	Class M Shares
	Six Months Ended	Year Ended
BNY Mellon Municipal Opportunities Fund	February 28, 2010	August 31, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	10.00
Investment Operations:
Investment income—net[b]	.27	.43
Net realized and unrealized
gain (loss) on investments	.45	2.19
Total from Investment Operations	.72	2.62
Distributions:
Dividends from investment income—net	(.26)	(.39)
Dividends from net realized gain on investments	(.37)	(.01)
Total Distributions	(.63)	(.40)
Net asset value, end of period	12.31	12.22
Total Return (%)[c]	5.92	26.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.72	.87
Ratio of net expenses to average net assets[d]	.72[e]	.75
Ratio of net investment income to average net assets[d]	4.40	4.36
Portfolio Turnover Rate[c]	65.44	161.70
Net Assets, end of period ($ x 1,000)	154,625	140,887

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended	Year Ended
BNY Mellon Municipal Opportunities Fund	February 28, 2010	August 31, 2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	10.00
Investment Operations:
Investment income—net[b]	.26	.42
Net realized and unrealized
gain (loss) on investments	.45	2.18
Total from Investment Operations	.71	2.60
Distributions:
Dividends from investment income—net	(.25)	(.37)
Dividends from net realized gain on investments	(.37)	(.01)
Total Distributions	(.62)	(.38)
Net asset value, end of period	12.31	12.22
Total Return (%)[c]	5.79	26.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.97	1.11
Ratio of net expenses to average net assets[d]	.97[e]	.99
Ratio of net investment income to average net assets[d]	4.14	4.48
Portfolio Turnover Rate[c]	65.44	161.70
Net Assets, end of period ($ x 1,000)	1,301	1,208

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-three series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, (each, a “fund” and collectively, the “funds”). BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets, subject to the liabilities, of BNY Hamilton Intermediate Tax-Exempt Fund, a series of BNY Hamilton Funds, Inc. (the “Intermediate Tax-Exempt Fund”) were transferred to BNY Mellon National Intermediate Municipal Bond Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the IntermediateTax-Exempt Fund received Class M and Investor shares, respectively, of the Acquiring Fund, in each case in an amount equal to the aggregate net asset value of their investment in the Intermediate Tax-Exempt Fund at the time of the exchange.The exchange ratios for Class M and Investor shares are .769 and .771, respectively.The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $12.88 for Class M Shares and $12.86 for Investor Shares, and a total of 16,401,596 Class M shares and 44,887 Investor shares, representing net assets of $211,751,479 (including $3,851,505 net unrealized appreciation on investments) were issued to the Intermediate Tax-Exempt Fund shareholders in the exchange. The exchange was a tax-free event to shareholders of the Intermediate Tax-Exempt Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY

The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund no longer offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S.Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type;indications as to values from dealers;and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the funds’ financial statement disclosures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statement of Operations.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and

BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2010, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009, and December 31, 2008 as to BNY Mellon New York Intermediate Tax-Exempt Bond

Fund, remain subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2009.

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or

Table 2.

emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowings. During the period ended February 28, 2010, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the BNY Mellon National Intermediate Municipal Bond Fund, .35% of the BNY Mellon National Short-Term Municipal Bond Fund, .50% of the BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of the BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of the BNY Mellon New York Intermediate Tax-

Expiring in fiscal†	2014 ($)†	2015 ($)†	2016 ($)†	2017 ($)†	Total ($)†
BNY Mellon National Short-Term Municipal Bond Fund	439,406	501,053	99,584	62,757	1,102,800
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	—	—	507,608	—	507,608
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	—	—	—	1,062	1,062

† If not applied, the carryovers expire in the above years.

Table 3.

		Tax-Exempt	Ordinary		Long-Term
		Income ($)	Income ($)	Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund		51,111,783	234,557		719,767
BNY Mellon National Short-Term Municipal Bond Fund		6,803,661		—	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		20,588,777	241,773		1,560,902
BNY Mellon Massachusetts Intermediate Municipal Bond Fund		13,827,343		—	—
BNY Mellon New York Intermediate Tax-Exempt Bond Fund		3,368,658		—	3,509
BNY Mellon Municipal Opportunities Fund		2,868,487	128,811		—

The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Exempt Bond Fund and .50% of the BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon had entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

The Investment Adviser had contractually agreed to waive receipt of its fees and/or assume the expenses of the BNY Mellon National Intermediate Municipal Bond Fund until September 30, 2010, so that the direct expenses of Class M shares and Investor shares of the Fund, exclusive of taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .69% and .94%, respectively.

The Investment Adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund until September 30, 2010, so that the direct expenses of neither class, exclusive of shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses do not exceed .59%. The reduction in investment advisory fees pursuant to the undertaking amounted to $115,507, during the period ended February 28, 2010.

The Investment Adviser contractually agreed to waive receipt of its fees and/or assume the expenses of the

BNY Mellon Municipal Opportunities Fund from October 15, 2008 through December 31, 2009, so that the direct expenses of neither class, exclusive of shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses did not exceed .75%. This undertaking is no longer in effect.The reduction in investment advisory fee pursuant to the undertaking amounted to $1,423, during the period ended February 28, 2010.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2010, BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $379 and $47, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2010, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 4.

BNY Mellon National Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	$ 190
BNY Mellon National Intermediate
Municipal Bond Fund
(Investor Shares)	35,543
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	1,683
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	5,577
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	10,621
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	24
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
(Investor Shares)	21,249
BNY Mellon Municipal
Opportunities Fund (Investor Shares)	1,641

The funds compensate The Bank of New York Mellon under a cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 5 summarizes the amount each funds was charged during the period ended February 28, 2010 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreements.

Table 5.

BNY Mellon National Intermediate
Municipal Bond Fund	$1,368
BNY Mellon National Short-Term
Municipal Bond Fund	39
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	74
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	442
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	1,589
BNY Mellon Municipal
Opportunities Fund	27

The funds also compensateThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the relevant funds. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2010, pursuant to the custody agreement.

Table 6.

BNY Mellon National Intermediate
Municipal Bond Fund	$48,406
BNY Mellon National Short-Term
Municipal Bond Fund	20,356
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	20,495
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	17,137
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	7,262
BNY Mellon Municipal
Opportunities Fund	9,184

The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2010, each fund was charged $3,341 for services performed by the Chief Compliance Officer. Table 7 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $10,000.

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 28, 2010.

The funds adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Table 7.

	Investment	Rule 12b-1	Shareholder		Chief	Less Expense
	Advisory	Distribution	Services	Custodian	Compliance	Reimbursement
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Fees ($)
BNY Mellon National Intermediate
Municipal Bond Fund	416,199	56	5,785	32,005	6,124	—
BNY Mellon National Short-Term
Municipal Bond Fund	252,653	—	156	11,528	6,124	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	196,289	—	1,393	13,003	6,124	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	110,718	7	1,637	12,228	6,124	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	72,623	—	3,284	4,760	6,124	(23,947)
BNY Mellon Municipal Opportunities Fund	59,447	—	248	6,007	6,124	—

Table 8.

				Purchases ($)		Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund				436,224,587		323,882,188
BNY Mellon National Short-Term Municipal Bond Fund				443,219,421		33,894,250
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund				9,681,753		10,646,970
BNY Mellon Massachusetts Intermediate Municipal Bond Fund				51,084,164		39,130,781
BNY Mellon New York Intermediate Tax-Exempt Bond Fund				19,792,005		3,530,970
BNY Mellon Municipal Opportunities Fund				113,071,091		94,876,876

Table 9 summarizes each relevant fund’s average market value and percentage of average net assets, during the period ended February 28, 2010.

Futures Contracts: In the normal course of pursuing its investment objective, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The funds may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the

Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at February 28, 2010 are set forth in the relevant fund’s Statement of Financial Futures.

Table 10 summarizes accumulated net unrealized appreciation on investments for each fund at February 28, 2010.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Table 9.

				Average
			Value ($)	Net Assets (%)
BNY Mellon National Intermediate Municipal Bond Fund
Interest Rate Futures Contracts		74,200,929		4.96
BNY Mellon National Short-Term Municipal Bond Fund
Interest Rate Futures Contracts		8,325,781		1.12
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Interest Rate Futures Contracts		22,771,310		4.43
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Interest Rate Futures Contracts		17,727,033		4.42
BNY Mellon Municipal Opportunities Fund
Interest Rate Futures Contracts		16,170,536		10.63

Table 10.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,520,614,160	74,434,315	6,408,618	68,025,697
BNY Mellon National Short-Term Municipal Bond Fund	984,686,747	14,494,946	274,666	14,220,280
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	494,692,465	23,876,794	3,718,862	20,157,932
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	390,103,237	20,623,850	1,140,470	19,483,380
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	178,920,889	10,480,097	37,964	10,442,133
BNY Mellon Municipal Opportunities Fund	153,738,764	12,731,555	323	12,731,232

The Funds

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX	
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX	
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX	
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX	

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2010 MBSC Securities Corporation MFTSA0210-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund
BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT

February 28, 2010

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal Money Market Fund	5
Understanding Your Fund's Expenses	7
Comparing Your Fund's Expenses With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2010.

Virtually all of the capital markets realized a broad-based rebound in security prices during the reporting period, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world. However, stubbornly high unemployment rates produced headwinds against tepid improvements in business activity, consumer spending and the broad housing market. To help mitigate the risk of a relapse in economic decline, the Federal Reserve Board (the "Fed") continued its aggressive accommodative monetary policy and maintained short-term interest rates near historically low levels since the start of 2009.

According to the Federal Open Market Committee's recent statements, it appears likely that the Fed intends on keeping any prospects of raising the overnight federal funds rate on hold for some time despite the possibility of above-trend economic growth and inflation in 2010. However, it has begun to lay the groundwork for future rate hikes, including paring back some of the market support it has provided to financial institutions. For investors looking to allocate into long-term assets such as stocks and bonds, we believe positive results are likely to be delivered through a selective security evaluation process that favors actively managed investment vehicles. As always, your portfolio manager can help you identify those opportunities and recommend appropriate ways for you to align them with your current liquidity needs, future goals and attitude toward risk.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2010

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon Money Market Fund’s Class M shares produced an annualized yield of 0.07%, and Investor shares produced an annualized yield of 0%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.07% and 0%, respectively.1

Yields of taxable money market instruments remained at historically low levels throughout the reporting period as the Federal Reserve Board (the “Fed”) maintained an aggressively accommodative monetary policy while the U.S. economy slowly recovered from a recession and financial crisis. Money market yields also were influenced by supply-and-demand factors.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Weak Economy, Easy Monetary Policy Kept Yields Low

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s, as plunging housing markets, rising unemployment and declining consumer confidence took a steep toll on economic activity in the United States and around the world. In addition, global credit markets generally remained fragile as they recovered from a worldwide banking crisis that had punished many major financial institutions, including banks that issue letters of credit in support of money market instruments from commercial issuers.

In response to the downturn that began prior to the start of the reporting period, the Fed had reduced the overnight federal funds rate to an unprecedented low range between 0% and 0.25%.The U.S. Department of theTreasury also had initiated several remedial measures, including theTemporary Guarantee Program for Money Market Funds, which remained in effect through September 18,2009.As these and other programs gained traction, the financial markets rallied from March 2009 through the reporting period’s end.

Although the U.S. economy continued to show signs of improvement during the reporting period—including steady improvements in manufacturing activity that produced a return to GDP growth during the third quarter of 2009—a number of headwinds remained. The unemployment rate has stayed stubbornly high, and housing markets have continued to struggle with sluggish sales and high foreclosure rates.

The Funds

3

DISCUSSION OF FUND PERFORMANCE (continued)

In light of the sub-par economic recovery, the Fed left short-term interest rates unchanged throughout the reporting period.

In this environment, yields of money market instruments generally continued to trend downward as longer-dated securities responded to intensifying demand for a limited supply of high-quality, short-term, income-oriented investments. As a result, we found fewer pockets of opportunities in certain niches of the market, such as taxable municipal securities, that previously had offered relatively attractive yields.

Maintaining a Conservative Investment Posture

During the reporting period, we continued to focus on high-quality money market instruments with relatively short maturities. As a result, the fund’s weighted average maturity remained much shorter than historical averages, ending the reporting period at just 17 days. The fund’s weighted average maturity remained in a range that was only slightly shorter than industry averages. Due to narrower-than-average yield differences along the short-term market’s maturity spectrum, this positioning did not detract materially from the fund’s overall performance.

Safety and Liquidity Remain Paramount

Although the U.S. economy has continued to show signs of gradual recovery, we believe the prudent course continues to be a conservative credit selection strategy with an emphasis on preservation of capital and liquidity.The Fed has stated repeatedly that it intends to keep short-term interest rates near historical lows for an extended period, which suggests to us that money market yields are unlikely to rise significantly anytime soon. Of course, we are prepared to adjust the fund’s strategy should economic and market conditions change.

March 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

[1]

Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.

Had these expenses not been absorbed, annualized yields of the fund’s Class M and Investor shares would have been 0.06% and -0.16%, respectively, and annualized effective yields would have been 0.06% and -0.16%, respectively.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.02%, and Investor shares produced an annualized yield of 0%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.02% and 0%, respectively.1

Yields of tax-exempt money market instruments remained at historically low levels throughout the reporting period as the Federal Reserve Board (the “Fed”) maintained an aggressively accommodative monetary policy while the U.S. economy slowly recovered from a recession and financial crisis. Money market yields also were influenced by supply-and-demand factors in the tax-exempt market.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities,such as U.S.government oblig-

ations, bank and corporate obligations and commercial paper.The fund also may invest in custodial receipts.

Weak Economy, Easy Monetary Policy Kept Yields Low

The reporting period began in the wake of the deepest and most prolonged recession since the 1930s, as plunging housing markets, rising unemployment and declining consumer confidence took a steep toll on economic activity.Credit markets generally remained fragile as they recovered from a worldwide banking crisis that had punished many major financial institutions, including banks that issue letters of credit in support of money market instruments from municipal issuers.

In response to the downturn that began prior to the start of the reporting period, the Fed had reduced the overnight federal funds rate to an unprecedented low range between 0% and 0.25%.The U.S. Department of theTreasury also had initiated several remedial measures, including theTemporary Guarantee Program for Money Market Funds, which remained in effect through September 18, 2009.As these and other programs gained traction, the financial markets rallied from March 2009 through the reporting period’s end.

Although the U.S. economy continued to show signs of improvement over the second half of 2009—including a return to GDP growth during the third quarter of the year—a number of headwinds remained. The unemployment rate has stayed stubbornly high, and housing markets have continued to struggle with sluggish sales and high foreclosure rates. In addition, many states have encountered budget shortfalls as tax revenues have

The Funds

5

DISCUSSION OF FUND PERFORMANCE (continued)

declined while demand for services has intensified. In light of the sub-par economic recovery, the Fed left short-term interest rates unchanged during the reporting period.

In this environment, yields of tax-exempt money market instruments generally continued to trend downward as longer-dated securities responded to intensifying demand for a limited supply of high-quality, short-term, income-oriented investments.

Maintaining a Conservative Investment Posture

During the reporting period, we continued to focus on high-quality, tax-exempt money market instruments with relatively short maturities. As a result, the fund’s weighted average maturity ended the reporting period at just 22 days. Because many of the fund’s peers followed a similar strategy, the fund’s weighted average maturity remained in a range that was only slightly shorter than industry averages. Due to narrower-than-average yield differences along the short-term market’s maturity spectrum, this positioning did not detract materially from the fund’s overall performance. As yields continued to moderate, we reduced the fund’s positions in municipal notes and tax-exempt commercial paper in favor of variable-rate demand notes (“VRDNs”) on which yields are reset daily or weekly.

Safety and Liquidity Remain Paramount

Although the U.S. economy has continued to show signs of gradual recovery, we believe the prudent course continues to be a conservative credit selection strategy with an emphasis on preservation of capital and liquid-ity.The Fed has stated repeatedly that it intends to keep short-term interest rates near historical lows for an extended period, which suggests to us that money market yields are unlikely to rise significantly anytime soon. Of course, we are prepared to adjust the fund’s strategy should economic and market conditions change.

March 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

[1]

Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.

Had these expenses not been absorbed, annualized yields of the fund’s Class M and Investor shares would have been 0% and -0.25%, respectively, and annualized effective yields would have been 0% and -0.25%, respectively.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.44	$ 1.93
Ending value (after expenses)	$1,000.40	$1,000.00
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.39	$ 1.49
Ending value (after expenses)	$1,000.10	$1,000.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.45	$ 1.96
Ending value (after expenses)	$1,023.36	$1,022.86
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.40	$ 1.51
Ending value (after expenses)	$1,023.41	$1,023.31

  Expenses are equal to the BNY Mellon Money Market Fund’s annualized expense ratio of .29% for Class M and .39% for Investor Shares and BNY Mellon National Municipal Money Market Fund, .28% for Class M and .30% for Investor Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds

7

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon Money Market Fund

	Principal			Principal
Commercial Paper—55.1%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

Abbey National North America LLC			Tennessee School Bond Authority
0.21%, 4/5/10	35,000,000	34,992,854	0.25%, 6/10/10	50,000,000	50,000,000

Australia and New Zealand			Total Commercial Paper
Banking Group Ltd.			(cost $767,362,208)		767,362,208
0.18%, 5/4/10	17,600,000 [a]	17,594,368

Bank of Nova Scotia			Notes—44.1%
0.11%, 3/1/10	50,000,000	50,000,000
			Andrew W. Mellon Foundation NY
Barclays Bank PLC
			0.26%, 3/7/10	26,050,000 [b]	26,050,000
0.24%, 3/9/10	30,000,000	29,998,400
			Athens Clarke County GA
Barclays U.S. Funding Corp.
			0.20%, 3/1/10	4,100,000 [b]	4,100,000
0.12%, 3/2/10	25,000,000	24,999,917
			Botsford MI General Hospital
BNP Paribas Finance Inc.
			0.23%, 3/1/10	3,900,000 [b]	3,900,000
0.18%, 4/12/10	30,000,000	29,993,700
			California Educational
Credit Agricole CIB
			Facilities Authority
0.15%, 3/5/10	15,000,000	14,999,742
			0.42%, 3/7/10	8,160,000 [b]	8,160,000
Danske Corp., Inc.
			Cleveland OH Airport System
0.19%, 3/11/10	33,000,000 [a]	32,998,258
			0.23%—0.35%, 3/7/10	40,270,000 [b]	40,270,000
Deutsche Bank Financial LLC
			Colorado Educational and
0.10%, 3/1/10	30,000,000	30,000,000
			Cultural Facilities Authority
District of Columbia Water			0.26%, 3/7/10	65,932,000 [b]	65,932,000
and Sewer Authority
			Connecticut
0.20%, 3/9/10	27,300,000	27,300,000
			2.50%, 3/1/10	8,000,000	8,000,000
General Electric Capital Corp.
			Connecticut Housing
0.08%, 3/1/10	50,000,000	50,000,000
			Finance Authority
ING (US) Funding LLC			0.22%, 3/7/10	19,150,000 [b]	19,150,000
0.17%, 3/16/10	50,000,000	49,996,458
			Denver CO
Ireland			0.35%—0.38%, 3/7/10	33,700,000 [b]	33,700,000
0.28%, 4/13/10	35,000,000	34,988,294
			Franklin County GA Industrial
Johns Hopkins University MD			Building Authority
0.19%, 4/5/10	12,900,000	12,900,000	0.23%, 3/7/10	11,000,000 [b]	11,000,000

Natixis			Greensboro NC
0.14%, 3/1/10	50,000,000	50,000,000	0.25%, 3/7/10	5,990,000 [b]	5,990,000

Northwestern University IL			Groton CT
0.18%, 3/9/10	20,000,000	19,999,200	0.75%, 1/26/11	15,400,000	15,423,570

Rabobank USA Financial Corp.			Indiana Health and
0.10%, 3/1/10	50,000,000	50,000,000	Educational Facility
Rutgers State University New Jersey			0.33%, 3/7/10	48,000,000 [b]	48,000,000

0.40%, 6/10/10	25,150,000	25,150,000	M-S-R Public Power Agency CA
San Jose CA Financing Authority			0.25%, 3/7/10	12,000,000 [b]	12,000,000

0.28%, 3/11/10	59,000,000	59,000,000	Maine
Societe Generale N.A. Inc.			1.19%, 6/1/10	13,335,000	13,335,000

0.14%—0.25%,			Massachusetts Health and
3/1/10—4/14/10	60,000,000	59,991,017	Educational Facilities Authority
Tennessee			0.21%, 3/7/10	11,800,000 [b]	11,800,000
0.30%, 6/3/10	12,460,000	12,460,000

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Notes (continued)	Amount ($)	Value ($)	Notes (continued)	Amount ($)	Value ($)

Meharry Medical College TN			New York State Housing
0.25%, 3/7/10	6,990,000 [b]	6,990,000	Finance Agency
Michigan Strategic Fund			0.30%, 3/7/10	2,900,000 [b]	2,900,000
0.27%, 3/7/10	13,500,000 [b]	13,500,000	Palm Bay FL
Minnesota Higher Education			0.50%, 3/7/10	34,195,000 [b]	34,195,000
Coordinating Board			Philadelphia PA Authority for
0.26%, 3/7/10	11,000,000 [b]	11,000,000	Industrial Development
Missouri Development			0.50%, 3/7/10	1,840,000 [b]	1,840,000
Finance Board			Portland ME
0.25%, 3/7/10	6,600,000 [b]	6,600,000	0.37%, 3/7/10	30,200,000 [b]	30,200,000
Missouri Development			Roanoke Rapids NC
Finance Board			0.25%, 3/7/10	11,150,000 [b]	11,150,000
0.25%, 3/7/10	5,400,000 [b]	5,400,000	Sacramento County CA
Nassau County NY Industrial			0.27%, 3/7/10	4,900,000 [b]	4,900,000
Development Authority			Saint Paul MN Port Authority
0.50%, 3/7/10	4,875,000 [b]	4,875,000	0.26%, 3/7/10	3,370,000 [b]	3,370,000
New Jersey Economic			Savannah College Art
Development Authority			and Design Inc. GA
0.25%, 3/7/10	2,370,000 [b]	2,370,000	0.28%, 3/7/10	1,900,000 [b]	1,900,000
New York City NY Housing			Texas
Development Corporation			0.23%, 3/7/10	40,255,000 [b]	40,255,000
0.23%, 3/7/10	7,730,000 [b]	7,730,000	Total Notes
New York City NY Housing			(cost $613,554,822)		613,554,822
Development Corporation
0.30%, 3/7/10	37,965,000 [b]	37,965,000	Total Investments
New York City NY Transitional			(cost $1,380,917,030)	99.2%	1,380,917,030
Finance Authority
0.28%, 3/7/10	50,000,000 [b]	50,000,000	Cash and Receivables (Net)	.8%	10,921,841
New York State Dormitory Authority			Net Assets	100.0%	1,391,838,871
1.50%, 7/1/10	9,580,000	9,604,252

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities amounted to $50,592,626 or 3.6% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	34.3	Health Care	4.2
Education	9.6	Finance	3.6
State/Territory General Obligations	5.3	City-Municipal General Obligations	3.3
Housing	4.9	Other	29.6
Special Tax	4.4		99.2

† Based on net assets.
See notes to financial statements.

The Funds

9

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

BNY Mellon National Municipal Money Market Fund
	Coupon	Maturity	Principal
Short-Term Investments—102.3%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.6%
Mobile Infirmary Health System Special Care Facilities
Financing Authority, Revenue (Infirmary Health
System, Inc.) (LOC; Bank of Nova Scotia)	0.16	3/7/10	25,000,000 [a]	25,000,000
Arizona—.2%
Yavapai County Industrial Development Authority, HR (Northern
Arizona Healthcare System) (LOC; Banco Bilbao Vizcaya Argentaria)	0.17	3/7/10	3,290,000 [a]	3,290,000
California—11.8%
California, GO Notes (Kindergarten-University) (LOC: California
State Teachers Retirement System and Citibank NA)	0.12	3/1/10	18,000,000 [a]	18,000,000
California Department of Water Resources,
Power Supply Revenue (LOC; Bayerische Landesbank)	0.10	3/1/10	5,000,000 [a]	5,000,000
California Department of Water Resources,
Power Supply Revenue (LOC; Bayerische Landesbank)	0.16	3/7/10	38,000,000 [a]	38,000,000
California Department of Water Resources, Power Supply Revenue
(LOC: Bayerische Landesbank and Westdeutsche Landesbank)	0.13	3/1/10	57,300,000 [a]	57,300,000
California Educational Facilities Authority, Revenue
(Loyola Marymount University) (LOC; Allied Irish Banks)	0.35	3/7/10	7,800,000 [a]	7,800,000
California Infrastructure and Economic Development Bank,
Revenue (The Colburn School) (LOC; Allied Irish Banks)	0.37	3/7/10	8,990,000 [a]	8,990,000
California Infrastructure and Economic Development Bank,
Revenue, CP (J. Paul Getty Trust)	0.30	4/6/10	2,500,000	2,500,000
California Statewide Communities Development Authority, Revenue
(Cathedral High School Project) (LOC; Allied Irish Banks)	0.43	3/7/10	19,805,000 [a]	19,805,000
M-S-R Public Power Agency, Subordinate Lien
Revenue (San Juan Project) (LOC; Dexia Credit Locale)	0.14	3/1/10	31,235,000 [a]	31,235,000
Colorado—3.4%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.17	3/1/10	5,320,000 [a]	5,320,000
Colorado School of Mines Board of Trustees,
Enterprise Revenue, Refunding (LOC; Dexia Credit Locale)	0.22	3/7/10	26,325,000 [a]	26,325,000
Commerce City Northern Infrastructure General
Improvement District, GO (LOC; U.S. Bank NA)	0.20	3/7/10	6,150,000 [a]	6,150,000
Commerce City Northern Infrastructure General
Improvement District, GO, Refunding (LOC; U.S. Bank NA)	0.20	3/7/10	9,390,000 [a]	9,390,000
Midcities Metropolitan District Number 1,
Special Improvement Revenue, Refunding (LOC; BNP Paribas)	0.20	3/7/10	4,000,000 [a]	4,000,000
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.20	3/7/10	3,200,000 [a]	3,200,000
Connecticut—2.5%
Connecticut, GO Notes, BAN	2.00	4/28/10	40,000,000	40,096,752
District of Columbia—.6%
District of Columbia, GO Notes, Refunding (LOC; TD Bank)	0.18	3/7/10	5,900,000 [a]	5,900,000
District of Columbia, Multimodal GO,
Refunding (LOC; Allied Irish Banks)	0.35	3/7/10	4,285,000 [a]	4,285,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida—1.5%
Alachua County Health Facilities Authority, Continuing Care
Retirement Community Revenue (Oak Hammock at the
University of Florida Project) (LOC; Bank of Scotland)	0.21	3/1/10	200,000 [a]	200,000
JEA, District Energy System Revenue
(LOC; State Street Bank and Trust Co.)	0.17	3/7/10	2,145,000 [a]	2,145,000
Port Orange, Revenue (Palmer College of
Chiropractic Florida Project) (LOC; ABN-AMRO)	0.20	3/7/10	8,770,000 [a]	8,770,000
Tohopekaliga Water Authority, Utility System
Revenue (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.20	3/7/10	12,800,000 [a]	12,800,000
Georgia—4.0%
Clayton County Housing Authority, MFHR, Refunding
(Chateau Forest Apartments Project) (Insured; Assured
Guaranty Municipal Corp. and Liquidity Facility; Societe Generale)	1.51	3/7/10	6,530,000 [a]	6,530,000
Cobb County Development Authority, Educational
Facilities Revenue (Mount Paran Christian
School, Inc. Project) (LOC; Wells Fargo Bank)	0.18	3/7/10	10,015,000 [a]	10,015,000
Metropolitan Atlanta Rapid Transit Authority, Sales Tax
Revenue (Second Indenture Series) (LOC: Bayerische
Landesbank and Westdeutsche Landesbank)	0.25	3/7/10	36,200,000 [a]	36,200,000
Municipal Electric Authority of Georgia, Project One
Subordinated Bonds (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.28	3/7/10	11,200,000 [a]	11,200,000
Hawaii—.3%
Hawaii Housing Finance and Development Corporation,
MFHR (Lokahi Ka’u) (Liquidity Facility; FHLMC)	0.19	3/7/10	5,200,000 [a]	5,200,000
Idaho—.6%
Coeur D’Alene Tribe, Revenue (LOC; Bank of America)	0.20	3/7/10	9,700,000 [a]	9,700,000
Illinois—11.2%
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.20	3/7/10	14,750,000 [a]	14,750,000
Chicago, Second Lien Water Revenue, Refunding
(LOC; State Street Bank and Trust Co.)	0.20	3/7/10	3,200,000 [a]	3,200,000
Chicago O’Hare International Airport, General Airport
Third Lien Revenue (LOC; Dexia Credit Locale)	0.23	3/7/10	30,000,000 [a]	30,000,000
Illinois Educational Facilities Authority,
Revenue (ACI/Cultural Pooled Financing
Program) (LOC; Bank of America)	0.22	3/7/10	10,790,000 [a]	10,790,000
Illinois Educational Facilities Authority,
Revenue (The University of Chicago)	0.52	5/5/10	40,000,000	40,000,000
Illinois Educational Facilities Authority,
Revenue (The University of Chicago)	0.52	8/12/10	30,000,000	30,000,000
Illinois Finance Authority, PCR, Refunding (Commonwealth
Edison Company Project) (LOC; JPMorgan Chase Bank)	0.16	3/7/10	10,100,000 [a]	10,100,000
Illinois Finance Authority, PCR, Refunding (Commonwealth
Edison Company Project) (LOC; JPMorgan Chase Bank)	0.20	3/7/10	8,305,000 [a]	8,305,000

The Funds

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois Finance Authority, Revenue
(OSF Healthcare System) (LOC; National City Bank)	0.17	3/7/10	7,100,000 [a]	7,100,000
Illinois Finance Authority, Revenue (Rehabilitation
Institute of Chicago) (LOC; JPMorgan Chase Bank)	0.16	3/7/10	6,600,000 [a]	6,600,000
Illinois Finance Authority, Revenue (Rehabilitation
Institute of Chicago) (LOC; Northern Trust Company)	0.16	3/7/10	2,175,000 [a]	2,175,000
Illinois Finance Authority, Revenue (Southern Illinois
Healthcare Enterprises, Inc.) (LOC; Bank of Nova Scotia)	0.18	3/7/10	4,580,000 [a]	4,580,000
Illinois Finance Authority, Revenue (The Art Institute
of Chicago) (LOC; Northern Trust Co.)	0.21	3/7/10	2,600,000 [a]	2,600,000
Illinois Finance Authority, Revenue, Refunding
(Bradley University) (LOC; Northern Trust Co.)	0.17	3/7/10	4,300,000 [a]	4,300,000
Lake County, MFHR (Whispering Oaks
Apartments Project) (LOC; FHLMC)	0.20	3/7/10	3,250,000 [a]	3,250,000
Indiana—.8%
Indiana Finance Authority, HR, Refunding
(Floyd Memorial Hospital and Health Services
Project) (LOC; Branch Banking and Trust Co.)	0.14	3/1/10	4,500,000 [a]	4,500,000
Lawrenceburg, PCR, Refunding (Indiana Michigan Power
Company Project) (LOC; Royal Bank of Scotland)	0.21	3/7/10	8,600,000 [a]	8,600,000
Iowa—.6%
Iowa Finance Authority, Private School Facility Revenue
(Xavier High School Project) (LOC; Allied Irish Banks)	0.48	3/7/10	9,900,000 [a]	9,900,000
Kansas—.9%
Kansas Department of Transportation, Highway Revenue,
Refunding (Liquidity Facility; Barclays Bank PLC)	0.18	3/7/10	15,000,000 [a]	15,000,000
Louisiana—1.3%
East Baton Rouge Parish, Road and Street Improvement
Sales Tax Revenue, Refunding (LOC; Dexia Credit Locale)	0.20	3/7/10	20,000,000 [a]	20,000,000
Maryland—1.5%
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital Acquisition
Program) (LOC; Bayerische Landesbank)	0.28	3/7/10	10,000,000 [a]	10,000,000
Maryland Health and Higher Educational Facilities
Authority, Revenue (University of Maryland
Medical System Issue) (LOC; Bank of America)	0.18	3/7/10	13,330,000 [a]	13,330,000
Massachusetts—2.7%
Massachusetts, Consolidated Loan (LOC; Bank of America)	0.15	3/1/10	10,000,000 [a]	10,000,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	0.09	3/1/10	20,000,000 [a]	20,000,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Hillcrest Extended Care
Services Issue) (LOC; Bank of America)	0.20	3/7/10	3,100,000 [a]	3,100,000

12

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue (Williams College Issue)	0.53	4/7/10	8,500,000	8,500,000
Massachusetts Industrial Finance Agency, IDR,
Refunding (Nova Realty Trust) (LOC; Bank of America)	0.22	3/7/10	1,500,000 [a]	1,500,000
Michigan—3.1%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.20	3/7/10	8,700,000 [a]	8,700,000
Michigan Hospital Finance Authority,
Revenue (Ascension Health Credit Group)	0.24	4/27/10	8,000,000	8,000,000
Michigan Hospital Finance Authority,
Revenue (Ascension Health Senior Credit Group)	0.17	3/7/10	16,400,000 [a]	16,400,000
Michigan Hospital Finance Authority,
Revenue (Ascension Health Senior Credit Group)	0.17	3/7/10	12,800,000 [a]	12,800,000
Michigan Strategic Fund, LOR, Refunding (Waterfront Reclamation
and Development Project) (LOC; Deutsche Bankers Trust Company)	0.20	3/7/10	2,810,000 [a]	2,810,000
Minnesota—1.4%
Minneapolis and Saint Paul Metropolitan Airports Commission,
Airport Revenue, CP (LOC; Westdeutsche Landesbank)	0.30	3/4/10	4,819,000	4,819,000
Minnesota Higher Education Facilities Authority, Revenue
(Gustavus Adolphus College) (LOC; Allied Irish Banks)	0.18	3/7/10	13,950,000 [a]	13,950,000
Saint Paul Port Authority, District Cooling
Revenue (LOC; Deutsche Bank)	0.20	3/7/10	3,000,000 [a]	3,000,000
Missouri—1.1%
Kansas City, Special Obligation Revenue, Refunding (H. Roe Bartle
Convention Center Project) (LOC; Bank of America)	0.19	3/7/10	14,250,000 [a]	14,250,000
Missouri Health and Educational Facilities Authority, Health Facilities
Revenue (Bethesda Health Group, Inc.) (LOC; U.S. Bank NA)	0.14	3/1/10	3,000,000 [a]	3,000,000
New Hampshire—2.5%
New Hampshire Health and Education Facilities Authority,
Revenue (Crotched Mountain Rehabilitation
Center Issue) (LOC; Allied Irish Banks)	0.45	3/7/10	22,155,000 [a]	22,155,000
New Hampshire Health and Education Facilities Authority,
Revenue (Proctor Academy Issue) (LOC; Allied Irish Banks)	0.45	3/7/10	5,000,000 [a]	5,000,000
New Hampshire Housing Finance Authority, MFHR, Refunding
(EQR-Bond Partnership—Manchester Project) (LOC; FNMA)	0.17	3/7/10	12,700,000 [a]	12,700,000
New York—17.2%
Long Island Power Authority, Electric System
Subordinated Revenue (LOC; Westdeutsche Landesbank)	0.13	3/1/10	29,900,000 [a]	29,900,000
Metropolitan Transportation Authority, Dedicated Tax
Fund Revenue, Refunding (LOC; KBC Bank)	0.21	3/7/10	14,250,000 [a]	14,250,000
New York City, GO Notes (Liquidity Facility; Allied Irish Banks)	0.18	3/1/10	26,000,000 [a]	26,000,000
New York City, GO Notes (LOC; Bayerische Landesbank)	0.14	3/1/10	32,100,000 [a]	32,100,000

The Funds

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City, GO Notes (LOC; Westdeutsche Landesbank)	0.14	3/1/10	14,000,000 [a]	14,000,000
New York City Housing Development Corporation, MFMR (The Crest
Project) (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.20	3/7/10	17,010,000 [a]	17,010,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Liquidity Facility; Fortis Bank)	0.11	3/1/10	2,500,000 [a]	2,500,000
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue
(Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	0.13	3/1/10	24,700,000 [a]	24,700,000
New York City Transitional Finance Authority, Future Tax
Secured Revenue (Liquidity Facility; Dexia Credit Locale)	0.23	3/7/10	12,755,000 [a]	12,755,000
New York City Transitional Finance Authority, Future Tax
Secured Revenue (LOC; Bank of Nova Scotia)	0.16	3/7/10	16,000,000 [a]	16,000,000
New York City Transitional Finance Authority, Revenue (New York
City Recovery) (Liquidity Facility; Bayerische Landesbank)	0.14	3/1/10	15,500,000 [a]	15,500,000
New York City Trust for Cultural Resources, Revenue
(Alvin Ailey Dance Foundation) (LOC; Citibank NA)	0.18	3/7/10	8,960,000 [a]	8,960,000
New York Liberty Development Corporation,
Multi-Modal Liberty Revenue (World Trade Center Project)	0.50	1/18/11	30,600,000	30,600,000
New York Local Government Assistance Corporation, Subordinate
Lien Revenue, Refunding (Insured; Assured Guaranty Municipal
Corp. and Liquidity Facility; Westdeutsche Landesbank)	0.26	3/7/10	11,950,000 [a]	11,950,000
Troy Industrial Development Authority, Civic Facility Revenue
(Rensselaer Polytechnic Institute Project) (LOC; Allied Irish Banks)	0.32	3/7/10	20,000,000 [a]	20,000,000
North Carolina—2.3%
New Hanover County, HR, Refunding (New Hanover Regional
Medical Center) (Insured; Assured Guaranty Municipal
Corp. and Liquidity Facility; Wells Fargo Bank)	0.20	3/7/10	24,030,000 [a]	24,030,000
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Union Regional Medical
Center Project) (LOC; Wells Fargo Bank)	0.20	3/7/10	13,000,000 [a]	13,000,000
Ohio—2.6%
Butler County, Healthcare Facilities Improvement
Revenue, Refunding (Lifesphere Project) (LOC; U.S. Bank NA)	0.18	3/7/10	3,400,000 [a]	3,400,000
Cleveland-Cuyahoga County Port Authority, Cultural Facility
Revenue (The Cleveland Museum of Art Project)
(Liquidity Facility; JPMorgan Chase Bank)	0.17	3/7/10	20,000,000 [a]	20,000,000
Lucas County, HR (ProMedica Healthcare
Obligated Group) (LOC; UBS AG)	0.18	3/7/10	7,800,000 [a]	7,800,000
Warren County, Health Care Facilities Improvement Revenue
(Otterbein Homes Project) (LOC; U.S. Bank NA)	0.18	3/7/10	9,700,000 [a]	9,700,000
Oregon—.3%
Yamhill County Hospital Authority, Revenue,
Refunding (Friendsview Retirement
Community—Oregon) (LOC; U.S. Bank NA)	0.14	3/1/10	4,095,000 [a]	4,095,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—9.7%
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Bank of Nova Scotia)	0.20	3/7/10	30,000,000 [a]	30,000,000
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Citibank NA)	0.17	3/7/10	12,600,000 [a]	12,600,000
Chester County Health and Education Facilities Authority,
Revenue (Simpson Meadows Project) (LOC; Wells Fargo Bank)	0.28	3/7/10	2,500,000 [a]	2,500,000
Cumberland County Municipal Authority, Revenue (Lutheran
Services Northeast, Tressler Lutheran Services, The Lutheran
Home at Topton, The Lutheran Welfare Service of Northeastern
Pennsylvania, Inc. and Hospice Saint John Obligated
Group Project) (LOC; Wells Fargo Bank)	0.18	3/7/10	1,100,000 [a]	1,100,000
Lancaster County, GO Notes (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Royal Bank of Canada)	0.19	3/7/10	21,360,000 [a]	21,360,000
Lower Merion School District, GO Notes
(LOC; State Street Bank and Trust Co.)	0.18	3/7/10	8,800,000 [a]	8,800,000
Luzerne County, GO Notes (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; JPMorgan Chase Bank)	0.21	3/7/10	56,500,000 [a]	56,500,000
Pennsylvania State University, Revenue, Refunding	1.50	6/1/10	7,500,000	7,519,585
Philadelphia, Gas Works Revenue, Refunding (LOC; Scotiabank)	0.16	3/7/10	4,700,000 [a]	4,700,000
Pittsburgh Water and Sewer Authority, Water and Sewer
System First Lien Revenue, Refunding (LOC; PNC Bank NA)	0.16	3/7/10	9,000,000 [a]	9,000,000
South Carolina—.9%
South Carolina Jobs-Economic Development Authority, HR, Refunding
(AnMed Health Project) (LOC; Branch Banking and Trust Co.)	0.16	3/7/10	4,950,000 [a]	4,950,000
South Carolina Jobs-Economic Development Authority, HR, Refunding
(Tuomey Regional Medical Center) (LOC; Wells Fargo Bank)	0.18	3/7/10	10,000,000 [a]	10,000,000
South Dakota—.1%
South Dakota Health and Educational Facilities Authority,
Revenue (Regional Health) (LOC; U.S. Bank NA)	0.14	3/1/10	1,000,000 [a]	1,000,000
Tennessee—.3%
Metropolitan Nashville Airport Authority, Airport Improvement
Revenue, Refunding (LOC; Societe Generale)	0.18	3/7/10	4,800,000 [a]	4,800,000
Texas—8.7%
Harris County Cultural Education Facilities Finance
Corporation, HR, Refunding (Memorial Hermann
Healthcare System) (LOC; Allied Irish Banks)	0.45	3/7/10	6,000,000 [a]	6,000,000
Harris County Flood Control District, CP
(LOC; Landesbank Hessen-Thuringen Girozentrale)	0.20	3/2/10	69,665,000	69,665,000
Texas, TRAN	2.50	8/31/10	30,000,000	30,306,865
Travis County Health Facilities Development Corporation,
Retirement Facilities Revenue (Longhorn Village
Project) (LOC; Bank of Scotland)	0.16	3/7/10	32,600,000 [a]	32,600,000

The Funds

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utah—.2%
Utah Housing Corporation, MFHR (Timbergate
Apartments Project) (LOC; FHLMC)	0.20	3/7/10	3,125,000 [a]	3,125,000
Virginia—1.7%
Albemarle County Economic Development Authority, HR
(Martha Jefferson Hospital) (LOC; Branch Banking and Trust Co.)	0.18	3/7/10	5,900,000 [a]	5,900,000
Alexandria Industrial Development Authority,
Pooled Loan Program Revenue (LOC; Bank of America)	0.20	3/7/10	4,850,000 [a]	4,850,000
Norfolk Economic Development Authority, Hospital
Facilities Revenue, Refunding (Sentara Healthcare)	0.23	5/5/10	7,500,000	7,500,000
Williamsburg Industrial Development Authority, Revenue
(The Colonial Williamsburg Foundation) (LOC; Wells Fargo Bank)	0.18	3/7/10	8,200,000 [a]	8,200,000
Washington—3.0%
Seattle Housing Authority, Low Income Housing Assistance
Revenue (Foss Home Project) (LOC; Wells Fargo Bank)	0.21	3/7/10	3,375,000 [a]	3,375,000
Tulalip Tribes of the Tulalip Reservation, Revenue,
Refunding (Capital Projects) (LOC; Wells Fargo Bank)	0.19	3/7/10	30,000,000 [a]	30,000,000
Vancouver Housing Authority, Pooled Housing Revenue,
Refunding (Liquidity Facility; FHLMC and LOC; FHLMC)	0.18	3/7/10	4,400,000 [a]	4,400,000
Washington Health Care Facilities Authority, Revenue
(Southwest Washington Medical Center) (LOC; Allied Irish Banks)	0.25	3/7/10	4,650,000 [a]	4,650,000
Washington Housing Finance Commission, Multifamily Revenue,
Refunding (Pioneer Human Services Projects) (LOC; U.S. Bank NA)	0.18	3/7/10	3,855,000 [a]	3,855,000
Washington Housing Finance Commission, Nonprofit Housing
Revenue (Pioneer Human Services Projects) (LOC; U.S. Bank NA)	0.18	3/7/10	1,930,000 [a]	1,930,000
Wisconsin—1.6%
Racine, SWDR, Refunding (Republic Services, Inc.
Project) (LOC; JPMorgan Chase Bank)	0.21	3/7/10	1,000,000 [a]	1,000,000
University of Wisconsin Hospitals and Clinics Authority,
Revenue, Refunding (LOC; U.S. Bancorp)	0.16	3/7/10	2,450,000 [a]	2,450,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Riverview Hospital Association) (LOC; U.S. Bank NA)	0.14	3/1/10	1,360,000 [a]	1,360,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Saint Luke’s Medical Center Project) (LOC; KBC Bank)	0.21	3/7/10	21,100,000 [a]	21,100,000
Wyoming—.1%
Sweetwater County, PCR, Refunding
(Pacificorp Projects) (LOC; Barclays Bank PLC)	0.17	3/1/10	1,600,000 [a]	1,600,000

Total Investments (cost $1,631,057,202)			102.3%	1,631,057,202
Liabilities, Less Cash and Receivables			(2.3%)	(37,401,416)
Net Assets			100.0%	1,593,655,786

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments			ACA	American Capital Access
AGC	ACE Guaranty Corporation			AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes			BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty			COP	Certificate of Participation
CP	Commercial Paper			EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue			FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration			FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes			GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR	Hospital Revenue			IDB	Industrial Development Board
IDC	Industrial Development Corporation			IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue			PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes			RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes			RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue			SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement			SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue			SONYMA	State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue			TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants			TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	89.7
AAA,AA,Ab		Aaa,Aa,Ab		AAA,AA,Ab	10.3
100.0

†	Based on total investments.
b	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.

See notes to financial statements.

The Funds

17

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments+	1,380,917,030	1,631,057,202
Cash	10,840,855	—
Interest receivable	408,272	1,549,402
Prepaid expenses	31,412	33,427
	1,392,197,569	1,632,640,031
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	173,348	174,108
Due to Administrator—Note 3(a)	141,727	162,787
Cash overdraft due to Custodian	—	38,589,680
Accrued expenses	43,623	57,670
	358,698	38,984,245
Net Assets ($)	1,391,838,871	1,593,655,786
Composition of Net Assets ($):
Paid-in capital	1,391,842,766	1,595,206,806
Accumulated net realized gain (loss) on investments	(3,895)	(1,551,020)
Net Assets ($)	1,391,838,871	1,593,655,786
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,391,498,331	1,593,654,679
Shares Outstanding	1,391,502,221	1,595,206,612
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	340,540	1,107
Shares Outstanding	340,545	1,109
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	1,380,917,030	1,631,057,202

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	3,174,352	2,600,707
Expenses:
Investment advisory fee—Note 3(a)	1,293,588	1,312,388
Administration fee—Note 3(a)	1,083,448	1,098,889
Custodian fees—Note 3(b)	92,830	68,194
Trustees’ fees and expenses—Note 3(c)	48,565	47,711
Professional fees	25,403	25,374
Treasury insurance expense—Note 2(f)	23,854	43,057
Registration fees	13,145	14,271
Prospectus and shareholders’ reports	8,019	3,138
Shareholder servicing costs—Note 3(b)	1,671	38
Miscellaneous	17,524	25,570
Total Expenses	2,608,047	2,638,630
Less—reduction in expenses due to undertaking—Note 3(a)	(82,010)	(189,277)
Less—reduction in fees due to earnings credits—Note 2(b)	(5,053)	(17)
Net Expenses	2,520,984	2,449,336
Investment Income—Net	653,368	151,371
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	1,161	—
Net Increase in Net Assets Resulting from Operations	654,529	151,371

See notes to financial statements.

The Funds

19

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund
	Six Months Ended		Six Months Ended
	February 28, 2010	Year Ended	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	653,368	18,010,555	151,371	16,894,482
Net realized gain (loss) from investments	1,161	(5,056)	—	(499,770)
Net Increase (Decrease) in Net Assets
Resulting from Operations	654,529	18,005,499	151,371	16,394,712
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(653,368)	(18,018,849)	(151,371)	(16,894,476)
Investor Shares	—	(18,655)	—	(6)
Total Dividends	(653,368)	(18,037,504)	(151,371)	(16,894,482)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	1,188,284,273	2,900,077,126	1,570,094,671	4,077,069,214
Investor Shares	107,880	798,722	—	—
Dividends reinvested:
Class M Shares	41	1,447	64	5,127
Investor Shares	—	18,653	—	6
Cost of shares redeemed:
Class M Shares	(1,731,526,337)	(2,141,172,968)	(1,747,048,411)	(3,935,897,580)
Investor Shares	(1,468,054)	(704,556)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(544,602,197)	759,018,424	(176,953,676)	141,176,767
Total Increase (Decrease) In Net Assets	(544,601,036)	758,986,419	(176,953,676)	140,676,997
Net Assets ($):
Beginning of Period	1,936,439,907	1,177,453,488	1,770,609,462	1,629,932,465
End of Period	1,391,838,871	1,936,439,907	1,593,655,786	1,770,609,462

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.012	.037	.050	.043	.023
Distributions:
Dividends from investment income—net	(.000)[a]	(.012)	(.037)	(.050)	(.043)	(.023)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.08[b]	1.24	3.72	5.16	4.35	2.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[b]	.33	.30	.30	.31	.31
Ratio of net expenses to average net assets	.29[b]	.33[c]	.30[c]	.30[c]	.31	.31
Ratio of net investment income
to average net assets	.08[b]	1.08	3.53	5.04	4.29	2.36
Net Assets, end of period ($ x 1,000)	1,391,498	1,934,739	1,175,866	843,242	754,727	678,569

a	Amount represents less than $.001 per share.
b	Annualized.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.010	.034	.048	.040	.020
Distributions:
Dividends from investment income—net	(.000)[a]	(.010)	(.034)	(.048)	(.040)	(.020)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.99	3.47	4.89	4.09	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[b]	.58	.55	.55	.56	.57
Ratio of net expenses to average net assets	.39[b]	.58[d]	.55[d]	.55[d]	.56	.57
Ratio of net investment income
to average net assets	.00[b,c]	.97	3.39	4.80	4.09	2.20
Net Assets, end of period ($ x 1,000)	341	1,701	1,588	1,354	890	640

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

22

			Class M Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.008	.024	.033	.028	.017
Distributions:
Dividends from investment income—net	(.000)[a]	(.008)	(.024)	(.033)	(.028)	(.017)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.02[b]	.79	2.39	3.40	2.88	1.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[b]	.35	.31	.30	.32	.32
Ratio of net expenses to average net assets	.28[b]	.34	.28	.30[c]	.31	.32[c]
Ratio of net investment income
to average net assets	.02[b]	.80	2.24	3.35	2.86	1.68
Net Assets, end of period ($ x 1,000)	1,593,655	1,770,608	1,629,931	940,257	734,525	613,375

a	Amount represents less than $.001 per share.
b	Annualized.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds

23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2010		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.006	.021	.031	.026	.014
Distributions:
Dividends from investment income—net	(.000)[a]	(.006)	(.021)	(.031)	(.026)	(.014)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.60	2.13	3.15	2.62	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[b]	.60	.56	.56	.57	.58
Ratio of net expenses to average net assets	.30[b]	.53	.53	.55	.57	.57
Ratio of net investment income
to average net assets	.00[b,c]	.57	2.05	3.16	2.60	1.38
Net Assets, end of period ($ x 1,000)	1	1	1	1	1	1

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-three series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the share-

holder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

As of February 28, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the Investor shares of the BNY Mellon National Municipal Money Market Fund.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the funds’ investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable them to do so.There is no assurance, however,that the funds will be able to maintain a stable net asset value per share of $1.00.

The Funds

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market

Table 1.

securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Table 1 summarizes the inputs used as of February 28, 2010 in valuing each fund’s investments.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to mar-

		Short-Term Investments ($)†
	Level 1—Unadjusted	Level 2—Other Significant	Level 3—Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Money Market Fund	—	1,380,917,030	—	1,380,917,030
BNY Mellon National Municipal
Money Market Fund	—	1,631,057,202	—	1,631,057,202

† See Statement of Investments for additional detailed categorizations.

26

ket fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substan-

tially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2010, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

BNY Mellon Money Market Fund has an unused capital loss carryover of $5,056 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in 2017.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $1,551,020 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in 2017.

The tax characters of distributions paid to shareholders during the fiscal year ended August 31, 2009 were all ordinary income for the BNY Mellon Money Market Fund and for the BNY Mellon National Municipal Money Market Fund were as follows: tax exempt income $16,889,717 and ordinary income $4,765. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(f) Treasury’s Temporary Guarantee Program:The funds entered into a Guarantee Agreement with the United

The Funds

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

States Department of theTreasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. As such, the funds are no longer eligible for protection under the Program. Participation in the initial term and the two extended periods of the Program required payments to the Treasury in the amounts of .01%, .015% and .015%, respectively, of the funds’ shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense was borne by the funds without regard to any expense limitation in effect.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the BNY Mellon Money Market Fund and .15% of the BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

BNY Mellon Fund Advisors has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time.The expense reimbursement, pursuant to the undertaking, amounted to $82,010 for BNY Mellon Money Market Fund and $189,277 for BNY Mellon National Municipal Money Market Fund, respectively, during the period ended February 28, 2010.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts.

28

NOTES

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2010 MBSC Securities Corporation

MFTSA0210-MM

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services
Not applicable.
Item 5.	Audit Committee of Listed Registrants
Not applicable.
Item 6.	Investments.
(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:	/s/ Christopher Sheldon
Christopher Sheldon,
President

Date:	4/22/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Sheldon
Christopher Sheldon,
President

Date:	4/22/2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	4/22/2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)